As filed with the Securities and Exchange Commission on April 21, 2022
Registration Nos.

333-231311
811-05563

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.	O

Post-Effective Amendment No. 5	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 552	X

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
PACIFIC LIFE INSURANCE COMPANY
(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY
(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-3943
(Depository’s Telephone Number, including Area Code)

Brandon J. Cage
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

O immediately upon filing pursuant to paragraph (b) of Rule 485
X on May 1, 2022 pursuant to paragraph (b) of Rule 485

O 60 days after filing pursuant to paragraph (a)(1) of Rule 485
O on ________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

O This post-effective amendment designates a new date for a previously filed post-effective amendment.

MVP VUL 11 LTP PROSPECTUS MAY 1, 2022

MVP VUL 11 LTP is a flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company (“Pacific Life”) through the Pacific Select Exec Separate Account of Pacific Life.

• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

• Variable means the Policy’s value depends on the performance of the Investment Options you choose.

• Universal life insurance means you can accumulate cash value and the Policy provides a Death Benefit to the Beneficiary you choose.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Policy value, plus any Policy charges and fees deducted, less Policy Debt. You should review this prospectus, or consult with your life insurance producer, for additional information about the specific cancellation terms that apply.

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy. The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

Where To Go For More Information back cover

SPECIAL TERMS

In this prospectus, you or your mean the policyholder or Owner. Pacific Life, we, us or our refer to Pacific Life Insurance Company. Policy means a MVP VUL 11 LTP variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your life insurance producer or call us at (800) 347-7787.

1 – Year High Par Indexed Account – an account that is part of our General Account. We credit interest on the indexed account, in part, based on any positive change in an Index. This account offers a guaranteed participation rate of 140%, a 2% guaranteed minimum growth cap, and a 1% guaranteed interest rate. This account is called “1 Year Indexed Account 3” in your Policy.

1 – Year Indexed Account – an account that is part of our General Account. We credit interest on the indexed account, in part, based on any positive change in an Index. This account offers a guaranteed participation rate of 100%, a 3% guaranteed minimum growth cap, and a 1% guaranteed interest rate. This account is called “1 Year Indexed Account” in your Policy.

1 – Year No Cap Indexed Account – an account that is part of our General Account. We credit interest on the indexed account, in part, based on any positive change in an Index. This account offers a guaranteed participation rate of 100%, has no growth cap but is subject to a threshold rate that reduces the index growth rate added, and a 1% guaranteed interest rate. This account is called “1-Year Indexed Account 4” in your Policy.

(See INDEXED FIXED OPTIONS in this prospectus for a summary table of the differences between the various Indexed Accounts.)

Accounts – consist of the Fixed Accounts, the Variable Accounts, the Indexed Accounts, and the Loan Account, each of which may be referred to as an Account.

Account Additions – will increase the Fixed Account Value, Variable Account Value, and/or the Indexed Account Value based on your allocation instructions.

Account Deductions – treated as a proportionate deduction from the Fixed and Variable Account Value until each have been reduced to zero. Any remaining deductions will be deducted proportionately from each Segment Value across all segments in the Indexed Accounts. In lieu of the above, we make available other ways to make deductions from the Fixed Options, Variable Investment Options, or Indexed Accounts. Call us for any available deduction options.

Accumulated Value – the total amount of your Policy’s Variable Account Value, Fixed Account Value, Indexed Account Value and the Loan Account Value, on any Business Day.

Additional Credit – At our discretion, on a non-guaranteed basis, we may credit the Accumulated Value with an additional amount. The additional amount, if any, will be credited no less frequently than annually as an Account Addition. Once credited, the additional amount is nonforfeitable except indirectly due to any Surrender Charge.

Age – the Insured’s age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Basic Face Amount – is the sum of the Face Amounts of all Basic Life Coverage Layers on the Insured. The Face Amount of the initial Basic Life Coverage is shown in the Policy Specifications.

Basic Life Coverage – is insurance Coverage on the Insured provided by this Policy as shown in the Policy Specifications and any related Supplemental Schedule of Coverage. Certain Riders may provide life insurance Coverage, but such amounts are not included in the Basic Life Coverage.

Basic Life Coverage Layer – is a layer of insurance coverage on the Insured. There may be one or more Basic Life Coverage Layers created at issue. In addition, each increase in Basic Face Amount will create a new Basic Life Coverage Layer. Each Basic Life Coverage Layer has its own Face Amount, Risk Class, Coverage Layer Date, and set of charges. Initial amounts will be shown in the Policy Specifications and any additional coverage layers added after issue will be shown in the Supplemental Schedule of Coverage.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Division are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation day in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – is used in determining Policy charges, interest credited, features of the Indexed Accounts, and depends on a number of factors, including but not limited to the Death Benefit, Basic Face Amount and Face Amount, Coverage Layer, Policy Date, Policy duration, premiums paid, source of premium, Policy ownership structure, underwriting type, the Age and Risk Class of the Insured(s), requested or scheduled additions or increases of Coverage Layers, and the presence of optional Riders and benefits.

Closing Value – the value of the Index as of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time. If no closing value is published for a given day, we will use the closing value for the next day for which closing value is published.

Code or Tax Code – is the U.S. Internal Revenue Code of 1986, as amended.

Coverage – insurance coverage on the Insured as provided by the Policy or other attached Riders.

Coverage Layer – is insurance coverage on the Insured provided by this Policy or insurance Coverage on the Insured under an optional Rider. Generally, increases in the Basic Face Amount under the Policy or additional life insurance coverage added by a Rider are referred to as a “Coverage Layer”.

Coverage Layer Date – is the effective date of a particular Coverage Layer and is the date used to determine Coverage Layer months, years and anniversaries. The Coverage Layer Date for the initial Coverage Layer is the Policy Date as shown in the Policy Specifications.

Cutoff Date – 4:00 p.m. Eastern time, two Business Days before the Segment Start Date.

Death Benefit – the amount which is payable on the date of the Insured's death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured's death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Designated Amount – the amount you instruct us to allocate to an Indexed Fixed Option. We will only transfer the Designated Amount (or such lesser amount if Policy charges have been deducted, or if you have taken a withdrawal or loan) to an Indexed Fixed Option on a Segment Start Date. Any interest earned on the Designated Amount while it is allocated to the Fixed Account will not be transferred to an Indexed Fixed Option on a Segment Start Date.

Evidence of Insurability – is information, including medical information, satisfactory to us that is used to determine insurability and the Insured’s Risk Class, subject to our approval and issue limits.

Face Amount – the amount of insurance Coverage on the Insured provided by the Policy Coverage or Rider Coverage, as shown in the Policy Specifications and any related Supplemental Schedule of Coverage. The Face Amount is subject to increase or decrease as provided elsewhere in the Policy.

Fixed Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us. This account may earn a lower declared interest rate and has more flexible allocation rules than the Fixed LT Account.

Fixed Account Value – the total amount of your Policy’s value allocated to the Fixed Accounts.

Fixed LT Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us. This account may earn a higher declared interest rate but has stricter allocation rules than the Fixed Account.

Fixed Options – Investment Options that are part of our General Account and that consist of one or more Fixed Accounts available under this Policy. The Fixed Accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net Premiums and Accumulated Value under the Policy may be allocated to one or more Fixed Accounts.

Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.

Free Look Transfer Date – the day we transfer Accumulated Value from the Fidelity® VIP Government Money Market Variable Account to the Investment Options you chose.

Fund – one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Grace Period – a 61-day period, beginning on the date we send you, and anyone to whom you have assigned your Policy, notice that your Policy’s Accumulated Value less Policy Debt is insufficient to pay the Monthly Deduction. The Grace Period gives you 61 days in which to pay sufficient premium to keep your Policy In Force and prevent your Policy from lapsing.

Growth Cap – the maximum total interest rate for a Segment over the Segment Term, as described in the Indexed Fixed Options, including both Minimum Segment Guaranteed Interest Rate and the Segment Indexed Interest Rate.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of hypothetical future Policy benefits based on the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit Option, premium payments, any Rider requested, and historical or hypothetical gross rate(s) of return.

Index – The Standard & Poor’s 500® Composite Stock Price Index, excluding dividends (“S&P 500®”).

Index Growth Rate – a rate that represents the change in value (up or down) of an Index over a certain period. We use this rate to help determine what amount may be credited as interest to an Indexed Account.

Numerically, the Index Growth Rate is (b ÷ a) – 1, where:

a = the Closing Value of the Index as of the day before the beginning of the Segment Term; and

b = the Closing Value of the Index as of the day before the end of the Segment Term.

Index Threshold Rate – a rate subtracted from the Index Growth Rate and is used to determine the Segment Indexed Interest Rate. The Index Threshold Rate is guaranteed not to exceed 20%.

Indexed Account – an account that is part of our General Account. We credit interest, in part, on any positive change in an index. Currently, there are three Indexed Accounts – the 1-Year Indexed Account, the 1-Year High Par Indexed Account, and the 1-Year No Cap Indexed Account.

Indexed Account Value – the total amount of your Policy’s Accumulated Value allocated to the Indexed Accounts. The Indexed Account Value will not include Segment Indexed Interest for any Segments that have not reached Segment Maturity.

Indexed Fixed Option Value – the sum of the Segment Values for all Segments in the Indexed Fixed Options.

Indexed Fixed Options – Investment Options that are part of our General Account and that consist of one or more Indexed Accounts available under this Policy. The Indexed Accounts available as of the Policy Date are the 1-Year Indexed Account, 1-Year High Par Indexed Account, and 1-Year No Cap Indexed Account.

In Force – means a Policy is in effect and provides a Death Benefit on the Insured.

In Proper Form – is when we will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. In Proper Form may require, among other things, a notarized signature or some other proof of authenticity. We do not generally require such proof, but we may ask for proof if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your life insurance producer if you have questions about the In Proper Form requirement for a request.

Insured – the person on whose life the Policy is issued.

Investment Option – consist of the Variable Options, any available Fixed Options, any available Indexed Fixed Options, or any additional investment options that may be added.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Account Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Lockout Period – a 12-month period of time during which you may not make any transfers into the Indexed Fixed Options. A Lockout Period begins any time a deduction is taken from the Indexed Fixed Options as a result of a loan or withdrawal that is not part of a Systematic Distribution Program.

Minimum Death Benefit – is based on the Death Benefit Qualification Test for the Policy and at any time will be no less than the minimum amount we determine to be required for this Policy to qualify as life insurance under the Code. The Minimum Death Benefit is equal to the Minimum Death Benefit Percentage multiplied by the cash surrender value as determined under applicable tax law.

Minimum Death Benefit Percentage – is a factor used to determine the Minimum Death Benefit. This factor will depend on the Death Benefit Qualification Test that you have chosen. The Minimum Death Benefit Percentages as of the Policy Date are shown in the Policy Specifications.

Minimum Segment Guaranteed Interest Rate – the minimum annual rate that is added to each Index Segment on a monthly basis (annual rate divided by 12).

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Deduction – an amount that is deducted monthly from your Policy’s Accumulated Value on the Monthly Payment Date until the Monthly Deduction End Date. See YOUR POLICY’S ACCUMULATED VALUE – Monthly Deductions in this Prospectus for more information.

Monthly Deduction End Date – is the date when Monthly Deductions end as shown in the Policy Specifications. This date is the Policy Anniversary when the Insured attains age 121.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Net Accumulated Value – the Accumulated Value less any Policy Debt.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.0016516, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners.

Participation Rate – the percentage of the Index Growth Rate used to calculate the Segment Indexed Interest Rate.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date upon which life insurance coverage under the Policy becomes effective. The Policy date is used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any accrued loan interest charge.

Policy Specifications – summarizes information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages or supplemental schedules if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost. Any optional Rider which offers additional life insurance Coverage on the Insured will have an initial Face Amount and any increase is also referred to as a “Coverage Layer”.

Risk Class – is determined during the underwriting process and is used to determine certain Policy charges. The Risk Class of each Insured is shown in the Policy Specifications. The Risk Class of each Insured for any additional coverage added after issue will be shown in the Supplemental Schedule of Coverage.

Segment – a portion of your Accumulated Value in an Indexed Fixed Option. We create a Segment when Accumulated Value is transferred from the Fixed Account to an Indexed Fixed Option.

Segment Guaranteed Interest – the interest we credit daily to each Segment in the 1-Year Indexed Account, 1-Year High Par Indexed Account, and 1-Year No Cap Indexed Account from the Segment Start Date to the Segment Maturity at an annual rate equal to 1% for the Indexed Fixed Options.

Segment Indexed Interest – additional interest may be credited to the Segment at the end of the Segment Term based on the performance of the Index.

Segment Indexed Interest Rate – this is the rate that will be applied to a Segment at the end of a certain period after adjustment for any Participation Rate, any Growth Cap limits, or any reduction by a Threshold Rate. The specific calculation for each Indexed Account is described below.

The Segment Indexed Interest Rate for the 1-Year Indexed Account and the 1-Year High Par Indexed Account reflects any growth in the Index, multiplied by the Participation Rate, subject to the Growth Cap, that exceeds the Minimum Segment Guaranteed Interest Rate. It is equal to [the lesser of (a × b) and c] - d, but not less than zero where:

a = Index Growth Rate

b = Participation Rate

c = Growth Cap

d = Minimum Segment Guaranteed Interest Rate

The Segment Indexed Interest Rate for the 1-Year No Cap Indexed Account reflects any growth in the Index less the Index Threshold Rate multiplied by the Participation Rate that exceeds the Minimum Segment Guaranteed Interest Rate. It is equal to [(a-b) x c] - d, but not less than zero where:

a = Index Growth Rate

b = Index Threshold Rate

c = Participation Rate

d = Minimum Segment Guaranteed Interest Rate

Segment Maturity – the end of the Segment Term and the date we calculate any Segment Indexed Interest and credit it to the Segment.

Segment Maturity Value – the value of the Segment at Segment Maturity, including any Segment Indexed Interest.

Segment Start Dates – the dates on which transfers into the Indexed Fixed Options may occur, generally the 15th of each month as shown in your Policy Specifications. We use a Segment Start Date to determine Segment months and Segment years.

Segment Term – a one-year period beginning on the Segment Start Date and ending on the Segment Maturity date.

Segment Value – the amount transferred to an Indexed Fixed Option from the Fixed Account on the Segment Start Date. After the Segment Start Date, the Segment Value equals a + b - c + d where:

a = the Segment Value as of the previous day;

b = the Segment Guaranteed Interest since the previous day;

c = any Segment Deductions since the previous day; and

d = any Segment Indexed Interest credited only at Segment Maturity.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Supplemental Schedule of Coverage – is the written notice we will provide you reflecting certain changes made to your Policy after the Policy Date.

Surrender Charge – a charge that may apply and reduce the Policy’s Accumulated Value if you surrender your Policy.

Systematic Distribution Program – a program of periodic distribution that we designate, which includes periodic distribution of the Policy’s Accumulated Value through Policy loans and withdrawals while the Insured is alive and the Policy is In Force.

Total Face Amount – the sum of all Basic Face Amounts and the Face Amounts of any Riders providing life insurance coverage on the Insured, unless specifically excluded. The Total Face Amount is used in determining the Death Benefit under this Policy and the initial Total Face Amount is shown on the cover of your Policy or subsequent Supplemental Schedule of Coverage.

Total Interest Credited – the sum of Segment Indexed Interest plus Segment Guaranteed Interest that we credit to a Segment within the Indexed Fixed Options.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding underlying Fund.

Variable Account Value – the total amount of your Policy’s Accumulated Value allocated to the Variable Accounts.

Variable Investment Option (“Variable Option”) – a Variable Account available under this Policy that is part of the Separate Account.

When the Policy is In Force – This Policy is In Force as of the Policy Date, subject to your acceptance of the delivered Policy and payment of the initial premium.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us at our Administrative Office In Proper Form, containing information we need to act on the request. Written Request includes an electronic request provided in a form acceptable to us.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you surrender your Policy within the first 15 years of any Basic Life Coverage Layer added to the Policy (each Basic Life Coverage Layer will have its own 10-year period from the date it went into effect) you will be assessed a surrender charge of up to a maximum of 4.972% ($49.72) per $1,000 of Basic Face Amount. This charge will vary based on upon the individual characteristics of the Insured and other options chosen.

For example, if you surrender your Policy within the first 15 years of Policy issue, you could pay a surrender charge up to $4,972 on a $100,000 of Basic Face Amount.

Fee Tables Surrendering Your Policy
Transaction Charges

In addition to surrender charges, you may also be charged for other transactions. These other charges may include charges for each premium paid, withdrawal charge for partial withdrawals, transfer fees for transfers among the Investment Options, Illustration request fee, unscheduled face amount increases for certain riders, and for requests to increase certain benefits under an optional rider.

Fee Tables Deductions From Your Premiums Making Withdrawals
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy, including charges on any Policy loan and such fees and expenses (excluding Policy loan charges) are set based on characteristics of the Insured (e.g. age, sex, and rating classification). Please review the Policy Specifications page of your Policy for rates applicable to your Policy.

You will also bear expenses associated with the Funds you choose under the Policy, as shown in the following table:

Fee Tables Monthly Deductions Appendix: Funds Available Under the Policy
	ANNUAL FEE	MINIMUM	MAXIMUM
	Investment Options (Fund fees and expenses)	0.07%[1]	2.22%[1]

1 As a percentage of Fund assets.

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.	Principal Risks of Investing in the Policy
Not a Short-Term Investment

This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide a death benefit. This Policy may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs.

Surrender charges apply for up to 15 years for each Basic Life Coverage Layer added to the Policy and any withdrawals may be subject to income tax. If there is a reduction in the Face Amount of a Basic Life Coverage Layer, including decreases due to withdrawals, the surrender charge for the effected Basic Life Coverage Layer will not change.

Principal Risks of Investing in the Policy Surrendering Your Policy
Risks Associated with Investment Option

An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Policy (e.g. Funds).

Each Investment Option (including any Fixed Option or Indexed Fixed Option) will have its own unique risks.

You should review, working with your life insurance producer, the Investment Options before making an investment decision.

Principal Risks of Investing in the Policy Investment Options - Fixed Options Investment Options - Indexed Fixed Options Appendix: Funds Available Under the Policy
Insurance Company Risks

Investment in the Policy is subject to the risks related to us, and any obligations (including any Fixed Option or Indexed Fixed Option), guarantees, or benefits are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling us at (800) 347-7787 or visiting our website at www.PacificLife.com.

Principal Risks of Investing in the Policy About Pacific Life
Contract Lapse

Your Policy remains In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means no death benefit will be paid. There are costs associated with reinstating a lapsed Policy.

Principal Risks of Investing in the Policy Lapsing and Reinstatement

RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Transfers between Investment Options are limited to 25 each calendar year. Any transfers to or from the Fixed Account or Fixed LT Account will be counted towards the 25 allowed each calendar year unless part of a transfer program (for example, the first year transfer service) or the transfer is from the Fixed Account to an Indexed Fixed Option. Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. Additional Fund transfer restrictions apply.

Under the Fixed Options, there are frequency, amount and/or percentage limits on the amount that may be transferred into or out of the Fixed Options. These limits are significantly more restrictive than those that apply to transfers into or out of the Variable Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options to the Variable Investment Options. Additional Fixed Option transfer restrictions apply.

Under the Indexed Fixed Options, once a Segment is created, you cannot transfer out of a Segment until the end of the Segment Term. Money may be transferred from a Segment for withdrawals and Standard Policy Loans, however, if the withdrawal or loan was not part of a systematic distribution program, you will not be able to transfer into an Indexed Fixed Option for a 12-month period. Additional Indexed Fixed Option transfer restrictions apply.

Certain Funds may stop accepting additional investments into their Fund or may liquidate a Fund. In addition, if a Fund determines that excessive trading has occurred, they may limit your ability to continue to invest in their Fund for a certain period of time.

We reserve the right to remove, close to new investment, or substitute Funds as Investment Options.

Transferring Among Investment Options and Market-Timing Restrictions Transfer Services Indexed Fixed Options Appendix: Funds Available Under the Policy
Optional Benefits

We offer several optional benefits in the form of a rider to the Policy. Various optional benefits are available and some have an additional charge. Not all riders are available in every state and some riders may only be added when you apply for your Policy. We may stop offering an optional benefit at any time for new purchases.

Certain optional benefits limit or restrict the Investment Options that you may select under the Contract. If you purchased the Flexible Duration No-Lapse Guarantee Rider, at initial purchase and during the entire time that you own this Rider, you must allocate 100% of the Accumulated Value among the allowable Investment Options as indicated under APPENDIX: FUNDS AVAILABLE UNDER THIS POLICY – Allowable Investment Options.

Optional Riders and Benefits Appendix: Funds Available Under the Policy

TAXES	LOCATION IN PROSPECTUS
Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan.

Variable Life Insurance and Your Taxes

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Some life insurance producers may receive compensation for selling this Policy to you in the form of commissions, additional cash compensation, and non-cash compensation. We may also provide additional payments in the form of cash, other special compensation or reimbursement of expenses to the life insurance producer’s selling broker dealer. These life insurance producers may have a financial incentive to offer or recommend this Policy over another investment.

Distribution Arrangements
Exchanges

Some life insurance producers may have a financial incentive to offer you a new policy in place of the one you already own.

You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.

Policy Exchange Distribution Arrangements

OVERVIEW OF THE POLICY

Purpose

This primary purpose of the Policy is to provide life insurance protection and flexibility for premium payments, the death benefit, and investment selections to meet your specific life insurance needs. This Policy may be appropriate if you are looking to provide a death benefit for family members or others. Discuss with your life insurance producer whether this Policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if this Policy is right for you. Also, before you purchase this Policy, you may request a personalized illustration of your hypothetical future benefits under the Policy based on your personal characteristics (e.g. age and risk class), Face Amount of your Policy, Death Benefit Option, planned premium, any Rider requested, and historical or hypothetical gross rate(s) of return.

Premiums

After you pay the first premium payment, the Policy gives you the flexibility to choose the amount and frequency of your additional premium payments within certain limits. You may schedule your premium payments, referred to as planned premium, on an annual, semi-annual, quarterly, or monthly basis. You are not required to pay any planned premiums. However, payment of insufficient premiums may result in a lapse of the Policy. There is no guarantee that your Policy will not lapse even if you pay your planned premium. Your Policy will lapse if the Accumulated Value, less Policy Debt, is not enough to cover the monthly charge on the day we make the deduction. If this occurs, your Policy will enter its Grace Period. The Grace Period is 61 days from the date we send you a notice that explains the sufficient amount to pay to keep your Policy In Force. During the Grace Period, your Policy will remain In Force and continue to provide a death benefit. If sufficient premium has not been made within the Grace Period, your Policy will lapse. You should consider a periodic review of your coverage with your life insurance producer. This Policy offers riders that provide no-lapse protection for a certain period if rider conditions are met. See the Short-Term No-Lapse Guarantee Rider and the Flexible Duration No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section. Also see the Lapsing and Reinstatement section below.

Your net premium payments may be allocated to Variable Investment Options (each of which invests in a corresponding Fund), Fixed Options which provide a guaranteed minimum interest rate, and/or Indexed Fixed Options which may credit interest based on the performance of an underlying Index.

Additional information about the Funds is provided in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY to this Prospectus.

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances, for example, if the amount of premium you paid would result in your Policy no longer qualifying as life insurance or becoming a Modified Endowment Contract under the Tax Code.

Policy Features

Death Benefit

While the Policy is In Force, we will pay death benefit proceeds to the Beneficiary upon the death of the Insured. The death benefit proceeds equal the death benefit plus any additional benefit provided by a rider less any outstanding loan or unpaid Policy charges. You may choose between three Death Benefit Options:

• Option A – the Total Face Amount of the Policy,

• Option B – the Total Face Amount of the Policy plus the Accumulated Value, or

• Option C – the Total Face Amount of the Policy plus the total premiums that have been paid, less any withdrawals or distributions that reduce your Accumulated Value.

Policy charges vary depending on which Death Benefit Option is selected.

Withdrawals

You can withdraw part of the Accumulated Value starting on your Policy’s first anniversary (no withdrawals may be made during the first year of the Policy). Each withdrawal must be at least $200 and after a withdrawal, the remaining Accumulated Value less any loan amount must be at least $500. Making a withdrawal may have tax consequences, increase the risk of the Policy lapsing, and reduce Policy values and the Death Benefit. Withdrawals may also be subject to a charge of $25 per withdrawal, but we are not currently imposing this charge. Withdrawals from an Indexed Account may result in a Lockout Period where no transfers into an Indexed Account can occur for a 12-month period.

Surrender

You can surrender your Policy at any time while the Insured is alive. Any outstanding loan, loan interest, or surrender charge will be deducted and surrender proceeds will be paid in a single lump sum check. Upon surrender, you will have no life insurance coverage under this Policy. A surrender may have tax consequences.

Loans

You can borrow money from us any time after the Free Look Transfer Date to gain access to the Accumulated Value in the Policy. The maximum amount available to borrow is less than 100% of your Accumulated Value. The minimum amount you can borrow is $200. Loans may have tax consequences. A loan is available based on the Accumulated Value allocated to any of the Investment Options. When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow which is due on your Policy Anniversary. The Accumulated Value set aside to secure your loan is transferred to a Loan Account which earns interest daily. Taking out a loan, whether or not you repay it, will affect the growth of your Policy’s Accumulated Value since the amount used to secure the loan will not participate in the investment experience of the Investment Options, will not be available to pay any Policy charges, may increase the risk of the Policy lapsing, and could reduce the amount of the Death Benefit.

Optional Benefits

The Policy offers the following Investment Option transfer services at no additional cost: dollar cost averaging, portfolio rebalancing, first year transfer, Fixed Option interest sweep, and the Scheduled Indexed Transfer program. You may only participate in one transfer service at any time. You can find additional information about the transfer services in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section.

The Policy offers several riders (some for an additional charge) that provide supplemental benefits under the Policy. Any charges associated with each rider are presented in the FEE TABLES section below. You can find additional information about the Riders in the OTHER BENEFITS AVAILABLE UNDER THE POLICY and OPTIONAL RIDERS AND BENEFITS sections. Speak with your life insurance producer or contact us to determine which Riders were added to your Policy.

Riders available are:

Annual Renewable Term Rider	Premier Living Benefits Rider
Annual Renewable Term Rider – Additional Insured	Premier Living Benefits Rider 2
Benefit Distribution Rider	Premier LTC Rider
Conversion Rider	Scheduled Annual Renewable Term Rider
Flexible Duration No-Lapse Guarantee Rider	Short-Term No-Lapse Guarantee Rider
Overloan Protection 3 Rider	Terminal Illness Rider

You can find additional information about the riders in the OTHER BENEFITS AVAILABLE UNDER THE POLICY and OPTIONAL RIDERS AND BENEFITS sections.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy, or transfer Accumulated Value between Investment Options.

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)	Upon receipt of premium[4]	7.10% of premium
Maximum surrender charge[1]	Upon full surrender of Policy if any Basic Life Coverage Layer has been in effect for less than 15 Policy Years	$0.03–$49.72 per $1,000 of Basic Face Amount
Withdrawal charge[2]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[2]	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year
Illustration request[2]	Upon request of Policy illustration in excess of 1 per year	$25 per request
Annual Renewable Term Rider (Unscheduled Face Amount increase)[2,3]	Upon effective date of requested Face Amount increase	$100 per request
Annual Renewable Term Rider – Additional Insured[2]	Upon effective date of the addition of a covered person	$100 per request
Terminal Illness Rider Processing Charge[2]	Upon approval of specific request	$100 per request

1 The surrender charge is based on the Age and Risk Class of the Insured, the Face Amount of the effected Coverage Layer(s), as well as the Death Benefit Option you choose. If there is a reduction in the Face Amount of a Basic Life Coverage Layer, including decreases due to withdrawals, the surrender charge for the effected Basic Life Coverage Layer will not change. The surrender charge reduces to $0 after 15 years. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your life insurance producer for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications.

2 We currently do not impose this charge.

3 This fee also applies to optional rider Face Amount increases, where applicable, but does not apply to scheduled Face Amount increases.

4 If an internal transfer occurs between two variable universal life policies you have with us in connection with a transfer or exchange offer by Pacific Life or Pacific Select Distributors, LLC (our distributor), including pursuant to a conversion or split option rider, the amount transferred will not incur any Premium Load. Premium loads will apply on the new policy for additional premium added at issue or after the initial premium paid. In addition, the internal transfer will not incur a surrender charge on any amount transferred from the old to purchase the new policy. Any surrender charge applicable to the new policy will continue to apply under the terms of the new policy.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charges:
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.01–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.22 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 45 at Policy issue[3]
Minimum and Maximum current charge		$0.01–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Current charge during Policy Year 1 is $0.03 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 45 at Policy issue[3]
Asset charge[1] Maximum Guaranteed Charge Current charge	Monthly Payment Date	Maximum guaranteed charge is 0.36% annually (0.03% monthly) of unloaned Accumulated Value Current charge is 0.20% annually (0.0167% monthly) of unloaned Accumulated Value
Administrative charge[1]
Maximum charge	Monthly Payment Date	$10.00
Coverage charge[1,4,9]
Minimum and maximum Guaranteed Charge	Monthly Payment Date, beginning on effective date of each Basic Life Coverage Layer	$29.00–$40.00 per Policy[8] plus $0.09–$11.39 per $1,000 of Basic Life Coverage Layer
Charge for a representative Insured

Maximum guaranteed charge during Policy

Year 1 is $40.00 per Policy[8] plus $0.55 per $1,000

of Basic Life Coverage Layer for a male standard non-smoker who is Age 45 at Policy issue with Death

Benefit Option A3.

Minimum and maximum Current Charge		$0.00–$40.00 per Policy[8] plus $0.00–$3.52 per $1,000 of Basic Life Coverage Layer
Charge for a representative Insured		Current charge during Policy Year 1 is $40.00 per Policy[8] plus $0.48 per $1,000 of Basic Life Coverage Layer for a male standard non-smoker who is Age 45 at Policy issue, with Death Benefit Option A3.
Optional Benefits Charges[6]:
Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	2.25% of Policy’s Loan Account balance annually[5]
Annual Renewable Term Rider
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.01–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.22 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 45 at Policy issue[3]
Minimum and Maximum current charges		$0.01–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Current charge during Policy Year 1 is $0.03 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 45 at Policy issue[3]
Coverage charge[1,4,9]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.10–$11.96 per $1,000 of Rider Coverage Layer

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.58 per $1,000 of Rider Coverage Layer for a male standard non-smoker who is Age 45 at Policy issue[3]
Minimum and Maximum current charge		$0.00–$0.95 per $1,000 of Rider Coverage Layer
Charge for a representative Insured		Current charge during Policy Year 1 is $0.18 per $1,000 of Rider Coverage Layer for a male standard non-smoker who is Age 45 at Policy issue with Death Benefit Option A3
Flexible Duration No-Lapse Guarantee Rider
No-Lapse Monthly Charge Deduction	Monthly Payment Date
Minimum and Maximum guaranteed charge		$0.00–$0.15 per $1,000 of Net Amount At Risk
Minimum and Maximum current charges		$0.00–$0.15 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed and current charge is $0.04 per $1,000 of Net Amount At Risk at the end of Policy Year 1 for a male standard non-smoker who is Age 45 at Policy issue[3]
Scheduled Annual Renewable Term Rider
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge Charge for a representative Insured Minimum and Maximum current charge	Monthly Payment Date

$0.01–$83.34 per $1,000 of Net Amount At Risk

Maximum guaranteed charge during Policy Year 1 is $0.22 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 45 at Policy issue[3]

$0.01–$83.34 per $1,000 of Net Amount At Risk

Charge for a representative Insured		Current charge during Policy Year 1 is $0.03 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 45 at Policy issue[3]
Coverage charge[1,4] Minimum and Maximum guaranteed charge Charge for a representative Insured Minimum and Maximum current charges

$0.10–$11.96 per $1,000 of Rider Coverage Layer

Maximum guaranteed charge during Policy Year 1 is $0.58 per $1,000 of Rider Coverage Layer for a male standard non-smoker who is Age 45 at Policy issue with Death Benefit Option A3

The current Coverage charge for this Rider is $0.

Overloan Protection 3 Rider
Minimum and Maximum guaranteed charge	At exercise of benefit	1.12%–4.52% of Accumulated Value on date of exercise[7]
Charge for a representative Insured		Maximum guaranteed charge for a male standard non-smoker who exercises the Rider at Age 85 is 2.97% of Accumulated Value on date of exercise[3]
Annual Renewable Term Rider– Additional Insured

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Minimum and Maximum guaranteed Charge Minimum and Maximum current charge	Monthly Payment Date	$0.01–$83.34 per $1,000 of Rider Face Amount $0.01–$83.34 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.12 per $1,000 of Rider Face Amount for a female standard non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.03 per $1,000 of Rider Face Amount for a female standard non-smoker who is Age 45 at Policy issue[3]
Premier LTC Rider
Minimum and Maximum guaranteed charge Charge for a representative Insured Minimum and Maximum current charge	Monthly Payment Date	$0.02 - $1.87 per $1,000 of LTC Net Amount at Risk Maximum guaranteed charge is $0.20 per $1,000 of LTC NAR for a male, who is Age 45 at Policy Issue[3] $0.01 - $1.15 per $1,000 of LTC Net Amount at Risk
Charge for a representative Insured		Current charge is $0.06 per $1,000 of LTC NAR for a married male, who is Age 45 at Policy Issue with a 2.0% benefit[3]

1 This charge is not deducted on and after your Policy’s Monthly Deduction End Date.

2 Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized Illustrations.

3 Charges shown for the representative insured may not be typical of the charges you will pay.

4 The Coverage charge rate is based on the Age, sex and Risk Class of the Insured on the Policy Date or date Rider is effective. It also varies with the Death Benefit Option you choose. Each Coverage Layer will have a corresponding Coverage charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. A decrease in Face Amount will not decrease the applicable Coverage charge for any Coverage Layer. Ask your life insurance producer for information regarding this charge for your Policy. The Coverage charge for your Policy will be stated in the Policy Specifications.

5 In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 2.00%. Interest on the Loan Account and Policy Debt accrues daily. On each Policy Anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Variable Options or the Fixed Account on a proportionate basis according to your most recent allocation instructions.

6 Riders are briefly described under OPTIONAL RIDERS AND BENEFITS. Rider charges are based on the Age and Risk Class (the Overloan Protection 3 Rider also uses sex as a factor) of the person insured under the Rider on the effective date of the Rider. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

7 The charge to exercise the Overloan Protection 3 Rider is shown as a table in your Policy Specifications. The charge varies by the Insured’s sex, Risk Class and Age at the time the Rider is exercised. For more information on this Rider, see WITHDRAWALS, SURRENDERS AND LOANS – Overloan Protection 3 Rider.

8 This charge applies to the initial Basic Life Coverage Layer only and is not assessed against any additional Basic Life Coverage Layer.

9 A decrease in Face Amount will not decrease its Coverage charge because the Coverage charge is based on the Coverage Layer at issue and the charge is used to recover the expense of issuing the insurance coverage.

The next item shows the minimum and maximum total operating expenses charged by the Fund that you pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found at the back of this document in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.07%	2.22%

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss

You can lose money by investing in this Policy, including loss of principal. The Policy is not a deposit or obligation of, or guaranteed or endorsed by any bank. It is not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency.

Unsuitable as Short-Term Savings Vehicle

This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide a death benefit. This Policy may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. No withdrawals may be made during the first year of the Policy. Surrender charges apply for up to 15 years for each Basic Life Coverage Layer added to the Policy and any withdrawals may be subject to income tax. If there is a reduction in the Face Amount of a Basic Life Coverage Layer, including decreases due to withdrawals, the surrender charge for the effected Basic Life Coverage Layer will not change. Please discuss your insurance needs and financial objectives with your life insurance producer. Together you can decide if the Policy is right for you. We are a variable life insurance policy provider. We are not a fiduciary and therefore do not give advice or make recommendations regarding insurance or investment products.

Policy Lapse

Your Policy remains In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means no death benefit will be paid. There are costs associated with reinstating a lapsed Policy. There is no guarantee that your Policy will not lapse even if you pay your planned premium. You should consider a periodic review of your coverage with your life insurance producer.

Before your Policy lapses, there is a Grace Period. The Grace Period give you 61 days to pay enough additional premium to keep your Policy In Force and to prevent your Policy from lapsing. The 61-day period begins on the date we send notice that your Policy’s Accumulated Value less any Policy Debt is not enough to pay the total monthly charge.

Limitations on Access to Accumulated Value through Withdrawals

Withdrawals under the Policy are available starting on the first Policy Anniversary. Each withdrawal must be at least $200. We will not accept a withdrawal request if the withdrawal will cause the Policy to become a Modified Endowment Contract (MEC), unless you have told us in writing that you desire to have your Policy become a MEC. See Tax Implications below for additional information on MECs.

Risks Associated with Variable Investment Options

You should consider the Policy’s investment as well as its costs. Your investment is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Investment Options you have chosen. Each Variable Investment Option will have its own unique risks. The value of each Variable Investment Option will fluctuate with the value of the investments it holds, and returns are not guaranteed. You can lose money by investing in the Policy, including loss of principal. You bear the risk of any Variable Investment Options you choose. You should read each Fund prospectus carefully before investing. You can obtain a Fund prospectus by contacting your life insurance producer or by visiting https://www.pacificlife.com/home/products/life-insurance/variable-universal-life-insurance/prospectuses-and-other-reports.html. No assurance can be given that a Fund will achieve its investment objectives.

Risks Associated with Fixed Options

Under the Fixed Options, there are frequency, amount and/or percentage limits on how much may be transferred from the Fixed Options. These limits are significantly more restrictive than those that apply to transfers out of the Variable Investment Options and it may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options to Variable Investment Options. Such restrictions on transfers from the Fixed Options may prevent you from reallocating your Accumulated Value at the times and in the amounts that you desire and may result in lower investment performance than if you allocated to Variable Investment Options. See YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions.

Risks Associated with Indexed Fixed Options

The value of the Segments in each of the Indexed Fixed Options is based on the way we credit interest to a Segment. We add interest using Segment Index Interest which, in part, is based on any positive change in an external index. There is no guarantee that Segment Indexed Interest will be greater than zero, but it will never be negative. If the underlying Index remains level or declines over a prolonged period of time and we have not credited Segment Index Interest, you may need to increase premium payments to prevent the Policy from lapsing.

Once a Segment is created, you cannot transfer Accumulated Value out of that Segment until the end of the Segment Term. Money may be transferred out for withdrawals and Standard Policy Loans, however, a Lockout Period will apply if the withdrawal or Standard Loan is not part of a systematic distribution program.

We manage our obligation to credit Segment Indexed Interest in part by purchasing call options on the Index and by prospectively adjusting the Participation Rate, Segment Adjustment Factor, and/or Growth Cap (or Indexed Threshold Rate for the 1-Year No Cap Indexed Account) on future Segments to reflect changes in the costs of purchasing such call options (the price of call options varies with market conditions). In certain cases, we may reduce the Participation Rate, Segment Adjustment Factor or the Growth Cap or increase the Indexed Threshold Rate for a future Segment. If we do so, the amount of the Segment Indexed Interest which you may otherwise have received would be reduced. However, we will not change any rates, caps or thresholds below any guaranteed rates.

There is no guarantee that the Index described in this Prospectus will be available during the entire time you own your Policy. If the Index is discontinued or we are unable to utilize it, we may substitute a successor index of our choosing. If we do so, the performance of the new index would differ from the Index. This, in turn, may affect the Segment Indexed Interest you earn. There is no guarantee that we will offer the Indexed Accounts during the entire time you own your Policy. We may discontinue offering one (or more) of the Indexed Accounts at any time. If we discontinue an Indexed Account, you may transfer Indexed Accumulated Value to any other available Indexed Account or to the Fixed Options consistent with your Policy’s investment and transfer restrictions at Segment Maturity. If you do not do so, your Indexed Accumulated Value will be reallocated to the Fixed Account.

An allocation to the Indexed Fixed Options is not equivalent to investing in the underlying stocks comprising the Index. You will have no ownership rights in the underlying stocks comprising the Index, such as voting rights, dividend payments, or other distributions. Also, we are not affiliated with the Index or the underlying stocks comprising the Index. Consequently, the Index and the issuers of the underlying stocks comprising the Index have no involvement with the Policy.

Insurance Company Risks

Investment in the Policy is subject to the risks related to us, and any obligations (including under any Fixed Options or Indexed Fixed Options), guarantees, or benefits are backed by our claims paying ability and financial strength. You must look to our strength with regard to such guarantees.

Tax Implications

We believe the Policy meets the statutory definition of life insurance for federal income tax purposes. We do not know whether the current treatment of life insurance policies under current federal income tax, estate, or gift tax laws will continue. We also do not know if the current interpretations of the laws by the IRS or the courts will remain the same. Also, future legislation may adversely change the tax treatment of life insurance policies.

Death benefits from a life insurance policy may generally be excluded from income under the Tax Code. Also, you generally are not subject to taxation on any increase in the Accumulated Value until it is withdrawn. You may be subject to income tax if you take withdrawals or surrender your Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt. If your Policy becomes a MEC, distributions you receive beginning on the date the Policy becomes a MEC may be subject to tax and a 10% penalty.

Cybersecurity and Business Continuity Risks

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Policy Accumulated Value. For instance, cyber-attacks may interfere with Policy transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Policy to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Policy due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the Funds available through your Contract. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

POLICY BASICS

MVP VUL 11 LTP is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.

When you buy a MVP VUL 11 LTP life insurance Policy, you are entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Issuing the Policy

Your life insurance producer will assist you in completing your application for the Policy. Your life insurance producer’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. If we approve your application, we will issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. When your Policy is sent to you, you will be asked to sign a policy delivery receipt. For Policy delivery status, check with your life insurance producer.

Our obligations to you under the Policy begin when the Policy is In Force.

If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your life insurance producer will review them with you no later than when the Policy is delivered. See HOW PREMIUMS WORK – Your Initial Premium for more information.

Your Policy will be In Force until one of the following happens:

• the Insured dies,

• the Grace Period expires and your Policy lapses, or

• you surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners

You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owner will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your life insurance producer for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your life insurance producer or legal counsel about designating ownership interests.

The Insured

This Policy insures the life of one person who is Age 90 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it is appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries

Here are some things you need to know about naming Beneficiaries:

• You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

• You can also name one or more contingent Beneficiaries. If no primary Beneficiaries survive the Insured, then the Death Benefit Proceeds will be distributed to each contingent Beneficiary equally, unless you tell us otherwise.

• You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary (primary or contingent) is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your life insurance producer for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Policy Date

Your Policy Date

This is the date upon which life insurance coverage under the Policy becomes effective. It is also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.

The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.

You or your life insurance producer may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your life insurance producer for additional details.

Backdating your Policy

You can have your Policy backdated up to 6 months, as long as we approve it.

Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.

Re-dating your Policy

Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

• the date your Policy is delivered to you and you paid initial premium, or

• the date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.

If the Policy is re-dated, no Policy charges will be deducted for any period during which Coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no Coverage before the new Policy Date.

It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause an Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

• Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount of all Coverage Layers, the Death Benefit Option, planned premium payments, and any Rider requested.

• Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the Fund in which the Variable Account invests.

• Illustrations that use a hypothetical gross rate of return up to 12% are available.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Your Free Look Right

Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it with instructions to us or your life insurance producer for a refund. The amount refunded may be more or less than the premium payments you have made and the length of the free look period may vary, depending on the state where you signed your application and the type of policy you purchased.

You will find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet or on a notice that accompanies it. Generally, the free look period ends 10 days after you receive your Policy, but in some states, the free look is different. See APPENDIX: STATE LAW VARIATIONS for a list of state variations to the free look period. Some states may also have a different free look period if you are replacing another life insurance policy. Please call us or your life insurance producer if you have questions about your Free Look Right.

We will allocate any premium payments we receive during the free look period in accordance with the requirements of the state in which your Policy was issued. In states that require us to return all premiums paid, your initial Net Premium will be allocated to the Fidelity VIP Government Money Market Variable Account and will remain there during the entire free look period. At the end of the free look period, your premiums will be allocated to the Investment Options you selected. In states that do not require us to return all premiums paid, your initial Net Premium will be applied to the Investment Options you selected.

If your Policy was issued in a state that requires us to refund your premium, the amount of the refund is the greater of premium payments received during the Free-Look Period or the Policy’s Accumulated Value, plus any Policy charges and fees deducted, less Policy debt. If your Policy was issued in a state that does not require us to refund your premium, the amount we return to you will include:

• any charges or taxes we have deducted from your premiums;

• the Net Premiums allocated to the Fixed Options;

• the Accumulated Value allocated to the Variable Investment Options; and

• any monthly fees and charges we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

The amount of your refund may be more or less than the premium payments you have made, depending on the state in which your Policy was issued. See APPENDIX: STATE LAW VARIATIONS for information on which states do or do not require refund of premiums paid.

For free look rights under the Premier LTC Rider, see OPTIONAL RIDERS AND BENEFITS – Premier LTC Rider – 30-Day Right to Examine in this Prospectus.

California Policies

For Policies issued in the state of California, the Policy’s free look period is 30 days from date of delivery as of the Policy effective date if:

• an individual Policyowner is Age 60 or older; or

• the Policyowner is either a Guardian, a Custodian or an Individual Trust, and the Insured is age 60 and over.

During the 30-day free look period, we will hold the Net Premiums in the Fidelity® VIP Government Money Market Variable Account. On the day following the end of the 30-day free look period, we will automatically transfer the Accumulated Value in the Fidelity® VIP Government Money Market Variable Account to the Investment Options you chose. This automatic transfer to your Investment Option allocation choices is excluded from the transfer limitations described later in this prospectus. If you exercise your Free Look Right during the 30-day free look period, we will refund the greater of premium payments received during the Free-Look period or the Policy’s Accumulated Value, plus any Policy charges and fees deducted, less any Policy Debt. You may specifically direct that, during the 30-day free look period, all Net Premiums received by us be immediately allocated to the Investment Options according to your most recent allocation instructions. You may do this:

• on your application

• in writing any time prior to the end of the 30-day free look period.

If you specifically request your Net Premiums be immediately allocated to the Investment Options, and you exercise your Free Look Right during the 30-day free look period, the amount of your refund may be more or less than the premium payments you have made. Your refund will be calculated as of the day we or your life insurance producer receive your request and the Policy. The refund will be:

• any charges or taxes we have deducted from your premiums

• the Net Premiums allocated to the Fixed Options

• the Accumulated Value allocated to the Variable Investment Options and the Indexed Fixed Options

• any monthly charges and fees we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

Timing of Payments, Forms and Requests

Effective date

Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item In Proper Form.

You may reach our service representatives on any Business Day at (800) 347-7787 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

Unless you receive premium notices via list bill, send premiums (other than initial premium) to:

Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: Transactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered In Proper Form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive In Proper Form on a Business Day will be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them In Proper Form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them In Proper Form.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by accessing the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

• You should provide a current e-mail address and notify us promptly when your e-mail address changes.

• You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please access the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com, or call (800) 347-7787 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

When we make payments and transfers

We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request In Proper Form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• trading on the New York Stock Exchange is restricted

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

• the SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Options and the Indexed Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 2.00% on any withdrawals or surrender proceeds from the Fixed Options or the Indexed Fixed Options that we delay for 10 days or more. If we defer payment of surrenders, withdrawals or loans for more than 10 days after we receive your request, we will pay interest at the rate required by the state in which the Policy is delivered, but not less than an annual rate equal to the guaranteed rate payable on the Fixed Options.

Death Benefit Proceeds paid are subject to the conditions and adjustments as described in this section, in the GENERAL INFORMATION ABOUT YOUR POLICY section, and the WITHDRAWALS, SURRENDERS AND LOANS section in this Prospectus. Death Benefit Proceeds are paid as a lump sum check. We may make other options available in addition to the single check option, as described in OPTIONAL RIDERS AND BENEFITS-Benefit Distribution Rider. We will pay interest on the Death Benefit Proceeds from the date of death at a rate not less than the rate payable for funds left on deposit. If payment of any lump sum Death Benefit Proceeds is delayed more than 31 calendar days after we receive the above requirements needed to pay the claim, we will pay additional interest at a rate of 10% annually beginning with the 31st calendar day. Contact us, your life insurance producer, or refer to your Policy or Rider to determine if state specific differences apply. Also see APPENDIX: STATE LAW VARIATIONS.

Statements and Reports We Will Send You

We send the following statements and reports to policy owners:

• a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

• a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• an annual Policy statement. The report will provide the same information as the quarterly Policy statement (e.g. Accumulated Value, Cash Surrender Value, etc.) but will include a summary of all transactions that have taken place since the last annual Policy statement.

• supplemental schedules of benefits and planned premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

• financial statements and related notifications, as required by law, regarding the availability of underlying Fund annual reports, semi-annual reports, and Fund holdings information.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible, preferably within 90 days from the date of the confirmation or statement, to ensure proper accounting to your Policy. When you write us, include your name, Policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access the statements referenced above through the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization

Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. If you wish to receive Documents electronically, you may enroll in this service by accessing the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

By electing this option on the application, you authorize us to accept telephone and electronic instructions for the following transactions:

• transfers between Investment Options

• initiate the dollar cost averaging and portfolio rebalancing service

• change future premium allocation instructions

• initiate loans.

If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Transaction Authorization Form with us.

Certain life insurance producers are able to give us instructions electronically if authorized by you. You may appoint anyone to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

• If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

• A new Transaction Authorization Form will be required when a registered representative changes to a new Broker-Dealer.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

DEATH BENEFITS

The Death Benefit

We will pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on the portion of any Death Benefit Proceeds that are payable as a lump sum at death. Some Riders and settlement options may affect how the Death Benefit Proceeds are paid, see Optional Riders and Benefits for more details.

Your Policy’s Death Benefit depends on three choices you must make:

• The Total Face Amount

• The Death Benefit Option

• The Death Benefit Qualification Test

The Policy’s Death Benefit is the higher of:

1. The Death Benefit calculated under the Death Benefit Option in effect; or

2. The Minimum Death Benefit according to the Death Benefit Qualification Test that applies to your Policy.

Certain Riders may impact the Policy’s Death Benefit, see Optional Riders and Benefits.

The Total Face Amount

The Face Amount of your Policy and any Rider providing Coverage on the Insured is used to determine the Death Benefit as well as certain Policy charges, including the cost of insurance, Coverage charge and surrender charges.

Your Policy’s Total Face Amount is made up of one or more of the following types of Coverage:

1. Basic Face Amount – the Face Amount under the Policy

2. Face Amount under the Annual Renewable Term Rider (ART)

3. Face Amount under the Scheduled Annual Renewable Term Rider (S-ART)

Your Policy must have a Basic Face Amount. You may also select S-ART and ART Coverage at Policy issue. These riders are described in Optional Riders and Benefits.

Each type of Face Amount you select creates a Coverage Layer. Your Policy’s initial amount of insurance Coverage, which you select in your application, is its initial Face Amount. The Policy’s Total Face Amount is the sum of the Face Amounts of all Coverage Layers. The Coverage Layers you select in your application are effective on the Policy Date. You will find your Policy’s Total Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

If you request an increase in Face Amount, a new Coverage Layer will be created, with its own Coverage Layer Date and Policy charges.

If you request a decrease in Face Amount, the Coverage charge will not change and the cost of insurance charge may decrease since the Face Amount decrease may affect the Net Amount At Risk. No surrender charges are imposed on a Face Amount decrease.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount as long as we approve it. If you change the Face Amount, we will send you a Supplemental Schedule of Coverage for benefits and premiums.

• You can change the Face Amount as long as the Insured is alive.

• You must send us your Written Request while your Policy is In Force.

• Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

• Changing the Total Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

• If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

• We can refuse your request to make the Face Amount less than $1,000.00. We may waive this minimum amount in certain situations, such as group or sponsored arrangements.

Requesting an Increase in Face Amount

You may request an increase in the Face Amount under the Policy or ART rider. Each increase will create a new Coverage Layer.

Here are some additional things you should know about requesting an increase in the Face Amount under the Policy:

• The Insured must be Age 90 or younger at the time of the increase.

• You must give us satisfactory Evidence of Insurability.

• Each increase you make to the Face Amount must be a minimum of $25,000.

• Each increase in Face Amount may have an associated cost of insurance rate, Coverage charge and may have a surrender charge.

• We reserve the right to limit Face Amount increases to one per Policy Year.

• A requested increase in Face Amount will terminate the Flexible Duration No-Lapse Guarantee Rider. See OPTIONAL RIDERS AND BENEFITS – Flexible Duration No-Lapse Guarantee Rider.

Term Increases in Face Amount

Your Policy may be issued with the Scheduled Annual Renewable Term Rider (S-ART). Under this rider there may be scheduled annual renewable term insurance coverage increases in Face Amount, under the S-ART Rider. In this Rider, a scheduled increase is referred to as a Term Increase. All Term Increases will be shown in the Policy Specifications. Future Term Increases will not require future medical underwriting, but may in some instances require financial underwriting. Financial underwriting generally includes a review of the Insureds earned income and net worth in relation to the amount of life insurance coverage requested.

A Term Increase in S-ART Coverage will increase the Face Amount of the existing Coverage Layer.

There is a cost of insurance charge associated with each such Term Increase that has gone into effect and continues to be in effect. Such cost of insurance charge is part of the Monthly Deduction for the Policy and is calculated the same as that for other Coverage Layers, subject to maximum cost of insurance Rates that are the same as those applicable to the initial Coverage Layer. The monthly Cost of Insurance Rates are shown in the Policy Specifications. There is also a guaranteed Coverage charge associated with each Term Increase. The guaranteed Coverage charge is based on the current S-ART Face Amount. There is no surrender charge associated with a Term Increase.

Other Increases in Face Amount

The Policy’s Face Amount may increase under the Policy, the S-ART Rider or the ART Rider when you request a change in Death Benefit Option. In this case, we will increase the Face Amount of the most recently issued Coverage Layer. If there are Basic, S-ART and ART Coverage Layers with the same Coverage Layer Date, we will increase the ART first, then the S-ART, and finally the Basic Face Amount.

Requesting a Decrease in Total Face Amount

You may request a decrease in the Policy’s Total Face Amount. A decrease in the Total Face Amount is subject to the following limits:

• We do not allow decreases during the first Policy Year

• You may only request one decrease per Policy Year

• The Policy’s Face Amount must be at least $1,000 following a decrease. We can refuse your request if the change in Face Amount would mean that your Policy no longer qualifies as Life Insurance under the Code

• Unless you have told us otherwise in writing, any request for a decrease will not take effect if the Policy would be classified as a Modified Endowment Contract under the Code.

Decreasing the Total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required:

• to return part of your premium payments to you if you have chosen the Guideline Premium Test, or

• to make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

We can refuse your request if the amount of any distributions would exceed the Net Cash Surrender Value under the Policy.

If there is a decrease in Total Face Amount, the Coverage charge will not change and the cost of insurance charge may decrease since the Face Amount decrease may affect the Net Amount At Risk. No surrender charge is imposed on a Face Amount decrease.

Processing of Decreases

Decreasing the Total Face Amount, whether as a result of your request or as a result of a withdrawal or change in Death Benefit Option, will reduce the Face Amount of the Coverage Layers.

We will apply any decrease in the Face Amount to eligible Coverage Layers to the most recent eligible increases you made to the Face Amount first and then to the Initial Face Amount.

If more than one Coverage Layer has the same Coverage Layer Date, we will first reduce the Face Amount of any S-ART Rider Coverage Layer first, then any ART Rider Coverage Layer, then the Basic Face Amount of any Policy Coverage Layer.

If you elected an accelerated death benefit rider, any accelerated Death Benefit payments made under a rider will decrease the Total Face Amount. You can find specific information about this decrease in the applicable rider description which can be found in the OPTIONAL RIDERS AND BENEFITS section.

Death Benefit Options

The Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Here are some things you need to know about the Death Benefit:

• You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

• If you do not choose a Death Benefit Option, we will assume you have chosen Option A.

• The Death Benefit will never be lower than the Total Face Amount of your Policy if you have chosen Option A or B.

• • You may change your Death Benefit Option subject to certain limits.

• • Option C is not available to Policies with LTP.

• You may change your Death Benefit Option subject to certain limits.

The Death Benefit Options are:

Option A – the Total Face Amount of your Policy.	Option B – the Total Face Amount of your Policy plus its Accumulated Value.	Option C – the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions that reduce your Accumulated Value.

	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The graphs are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Limits on Option C

The following limits apply to Option C:

• Option C must be elected at Policy issue.

• To elect Option C, the Insured must be Age 80 or younger at the time the Policy is issued.

• The Death Benefit calculated under Option C will be limited to the Option C Death Benefit Limit shown in your Policy Specifications.

• Once the Policy is issued, the Option C Death Benefit Limit will not change, even if you increase or decrease the Face Amount of your Policy or any Rider.

• We will not approve any increase in Face Amount to the Policy or any Rider that would cause the Death Benefit to exceed the Option C Death Benefit Limit.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force, subject to the following:

• You can change the Death Benefit Option once in any Policy Year.

• You must send us your Written Request.

• You can change from any Death Benefit Option to Option A or Option B.

• You cannot change from any Death Benefit Option to Option C.

• The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

• We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $1,000.

• Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

• The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in VARIABLE LIFE INSURANCE AND YOUR TAXES.

Changing your Death Benefit Option will increase or decrease your Total Face Amount under the Policy. The Total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change.

If the change is an increase in the Total Face Amount, we will process the increase as described in DEATH BENEFITS – Changing the Face Amount – Other Increases in Face Amount. If the change is a decrease in the Total Face Amount, we will process the decrease as described in DEATH BENEFITS – Changing the Face Amount – Processing of Decreases.

Death Benefit Qualification Test

In order for your Policy to be qualified as Life Insurance under the Code, it must qualify under one of two Tests, the Cash Value Accumulation Test (CVAT) or the Guideline Premium Test (GPT).

You choose one of these Death Benefit Qualification Tests on your application. Your Death Benefit Qualification Test determines the following:

• Premium limitations

• amount of Minimum Death Benefit

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Comparing the Death Benefit Qualification Tests

The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

	Cash Value Accumulation Test	Guideline Premium Test
Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code
Death Benefit	Generally higher than Guideline Premium Test	Generally lower than CVAT

Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy.

Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

1 If you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See YOUR POLICY’S ACCUMULATED VALUE for more information on how cost of insurance charges are calculated.

Examples of Death Benefit Calculations

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that generally, cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below assumes the following:

• the Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

• Face Amount is $100,000

• Accumulated Value at the date of death is $25,000

• total premium paid into the Policy is $30,000

• the Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Minimum Death Benefit Percentage of 185% of the Accumulated Value)

• the Minimum Death Benefit under the Cash Value Accumulation Test is $50,000 (assuming 200% of the Accumulated Value).

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$46,250	$74,835.11
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,793.89
Option C	Total Face Amount plus premiums less distributions	$130,000	$46,250	$104,785.65

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$50,000	$74,835.11
Option B	Total Face Amount plus Accumulated Value	$125,000	$50,000	$99,793.89
Option C	Total Face Amount plus premiums less distributions	$130,000	$50,000	$104,785.65

On December 27th, 2020, changes were made to the U.S. tax code as part of the federal Consolidated Appropriations Act, 2021 (H.R. 133) See VARIABLE LIFE INSURANCE AND YOUR TAXES. This affected the Minimum Death Benefit Factor for CVAT calculations for policies entered into after January 1, 2021. The calculations above reflect these changes. Please refer to your policy specifications for the CVAT factors that would be used in calculating the Minimum Death Benefit under your policy. Minimum Death Benefit Factors for Guideline Premium Test policies are not affected by this change.

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

• $138,750 for the Guideline Premium Test

• $150,000 for the Cash Value Accumulation Test.

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$138,750	$63,521.22
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,711.45
Option C	Total Face Amount plus premiums less distributions	$130,000	$138,750	$63,521.22

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$150,000	$74,753
Option B	Total Face Amount plus Accumulated Value	$175,000	$150,000	$99,711
Option C	Total Face Amount plus premiums less distributions	$130,000	$150,000	$74,753

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds effective the end of the day the Insured dies. If the Insured dies on a day that is not a Valuation Day, any portion of the Death Benefit Proceeds attributed to the Variable Accumulated Value is determined as of the next Valuation Day.

Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum, periodic payments under the Benefit Distribution Rider or we may make other options available in addition to the single check option. See OPTIONAL RIDERS AND BENEFITS - Benefit Distribution Rider.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue Policy charges.

If required by state law, we will pay interest on the Death Benefit Proceeds from the date of death to the date the claim is paid at a rate not less than the rate payable for funds left on deposit that is in effect on the date of death which, will vary by state. See APPENDIX: STATE LAW VARIATIONS – TIMING OF PAYMENTS, FORMS AND REQUESTS.

It is important that we have a current address, social security number, telephone number and email address for each designated Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to the designated Beneficiary within the dormancy period defined by a state's Unclaimed Property laws or regulations, we will be required to pay the Death Benefit Proceeds to the applicable state. Once the Death Benefit Proceeds are paid to a state, any subsequent claim by a designated Beneficiary must be made with the applicable state. For more information, check with the state to whom the Death Benefit Proceeds were paid.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the FEE TABLE section.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restriction/Limitations
Dollar Cost Averaging	Allows you to make scheduled transfers between Variable Investment Options.	Standard

• Each transfer must be for $50 or more.

• Transfers can be scheduled monthly, quarterly, semi-annually or annually.

• The Variable Investment Option must have at least $5,000 to start.

• May not use this service and the Portfolio Rebalancing, First Year Transfer, or Fixed Option Interest Sweep at the same time.

First Year Transfer	Allows you to make monthly transfers from the Fixed Account to the Variable Investment Options during the Policy’s first year.	Standard	• Must enroll when you apply for the Policy. • May not use this service and the Dollar Cost Averaging, Portfolio Rebalancing, or Fixed Option Interest Sweep at the same time.
Fixed Option Interest Sweep	Allows you to make scheduled transfers of the accumulated earnings from the Fixed Account to the Variable Investment Options.	Standard

• Each transfer must be at least $50. If the earnings are not $50 at the time of transfer, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50.

• May not use this service and the Dollar Cost Averaging, Portfolio Rebalancing, or First Year Transfer at the same time.

Portfolio Rebalancing	Allows you to make automatic transfers among the Variable Investment Options according to your allocation instructions.	Standard

• Transfers can be scheduled monthly, quarterly, semi-annually, or annually.

• If you make transfers out of the Variable Investment Options you selected under the service, the service will end. You will have to wait 30 days before you can re-enroll with new allocation instructions.

• May not use this service and the Dollar Cost Averaging, First Year Transfer, or Fixed Option Interest Sweep at the same time.

Automated Income Option	Allows you to make scheduled withdrawals or loans from the Policy.	Standard

• This option is available for use after the 7th Policy Anniversary.

• The Policy must have a minimum Net Cash Surrender Value of $50,000 to start withdrawals or loans under this option.

• Withdrawals or loans can be scheduled monthly or annually.

• Each withdrawal or loan must be at least $500 for monthly or $1,000 for annual.

• Withdrawals or loans will be taken from each Investment Option in proportion to the Accumulated Value in each Investment Option.

• Any additional withdrawal or loan made that is not part of this option will cause this option to cancel and delay in restarting a new schedule under this option.

Scheduled Indexed Transfer Program	Allows you to make scheduled transfers from the Fixed Account to the available Indexed Fixed Options.	Standard

• Must specify one of the two available methods to make the allocation: the Specified Amount method or the Period Depletion method.

• Allocations from the Fixed Account to new segments of an Indexed Fixed Option will occur on the Transfer Date after any other transfers or premium payments allocations have occurred.

Annual Renewable Term Rider	Provides term insurance on the Insured.	Optional

• Must be elected at Policy issue.

• Additional cost applies.

• Available for Insured’s Age 90 or younger at issue.

• Any increase in face amount under the rider will be subject to satisfactory evidence of insurability.

Scheduled Annual Renewable Term Rider	Provides for scheduled increases in term insurance on the Insured generally without the requirements for future medical underwriting.	Optional

• Must be elected at Policy issue.

• Additional cost applies.

• Does not provide term insurance at Policy issue, only as scheduled on certain Policy Anniversaries.

• Any increase request for future scheduled term insurance may be subject to evidence of insurability and is subject to our approval.

• The amount of scheduled term insurance under this rider is limited based on age of the insured.

Annual Renewable Term Rider – Additional Insured	Provides term insurance on the Insured’s immediate family.	Optional

• Must be elected at Policy issue.

• Additional cost applies.

• Insured’s immediate family must be age 90 or younger at Policy issue.

• Any increase in face amount under the rider will be subject to satisfactory evidence of insurability.

Flexible Duration No-Lapse Guarantee Rider

Provides that the Policy and any optional benefits you have selected will remain In Force even if the Policy’s Net Cash Surrender Value is insufficient to cover the total monthly deduction, provided that the No-Lapse Guarantee Value less any Policy Debt is greater than zero.

Optional

• Must be elected at Policy issue.

• Additional cost applies.

• Available if Insured is at least age 18 and is no older than age 90 at Policy issue.

• At the initial purchase and during the entire time that you own this rider, you must allocate 100% of your Accumulated Value among the allowable Investment Options for the Rider listed under APPENDIX: FUNDS AVAILABLE UNDER THE POLICY – Allowable Investment Options or the Rider will terminate.

• The no-lapse guarantee applies as long as the Net No-Lapse Guarantee Value (No-Lapse Guarantee Value less any Total Policy Debt) is greater than zero.

• The No-Lapse Guarantee Value depends on a number of factors including amount and timing of premiums paid and hypothetical values under the rider which are affected by Policy loans, withdrawals, interest rates, Policy changes, and other factors.

• Benefit will terminate upon electing an increase in Face Amount under the Policy.

Short-Term No-Lapse Guarantee Rider	Protects the Policy from lapsing for a specified guaranteed period of time due to poor Policy performance.	Standard

• Automatically issued on your Policy if Insured is Age 79 and younger and Death Benefit Option A or B is chosen at Policy issue.

• Guarantee period ranges from 5 to 20 years based on Insured’s age at Policy issue.

• Benefit will be provided if a certain amount of premium is paid each Policy month.

• The no-lapse guarantee is in effect as long as the No-Lapse Credit less Policy Debt is equal to greater than zero. The No-Lapse Credit depends on a number of factors and is affected by Policy loans, premiums, and withdrawals.

• Benefit will terminate if any rider added to the Policy has charges.

Overloan Protection 3 Rider	Provides Policy lapse protection if Policy debt through a Standard Loan is greater than the Accumulated Value, resulting in the Policy being overloaned.	Standard

• Automatically issued on your Policy if eligibility requirements are met.

• Additional one-time cost at exercise of benefit.

• Benefit cannot be exercised during the first 15 Policy years, before the Insured is Age 75, the Policy has entered the Grace Period, or if Death Benefit Option B or C was elected (can change to Option A to exercise benefit).

• Once exercised, no premiums, withdrawals, loan repayments (other than loan interest due), a Policy benefit change or addition at your request, or transfers at your request between Investment Options may occur.

• If the Rider is exercised, all Accumulated Value in the Investment Options and Segment Maturity Value of any Indexed Account at Segment Maturity will be transferred to the Fixed Account.

• If the Rider is exercised, any Premier LTC, Premier Living Benefit 2, Premier Living Benefit, and Terminal Illness Riders will terminate and increases in Face Amount that are scheduled to take effect after exercise of this Rider will be cancelled.

Premier LTC Rider	Provides access to all or a portion of the Policy death benefit proceeds if the Insured has been certified as a chronically ill individual.	Optional

• Must be elected at Policy issue.

• Additional cost applies.

• Subject to the eligibility and other conditions described in the rider. Some of the conditions include the Insured being certified as a chronically ill individual, meeting the 90-day Elimination Period before benefits are payable, and obtaining written consent for benefit payments by any assignee or irrevocable Beneficiary.

• This Rider will not pay for care or services under certain circumstances as outlined in the Rider.

• Cannot be added to a Policy that was issued with Premier Living Benefit Rider or the Premier Living Benefit Rider 2.

• Payments are made monthly.

• Chronic Illness must be certified by a licensed health care practitioner (not the insured, owner, beneficiary, or relative).

• If the Rider is exercised, certain Policy values including the Total Face Amount, Death Benefit, Accumulated Value, loan amounts, and Cost of Insurance charges (in most cases) will be reduced. In addition, any Automated Income Option or other systematic distribution program will be discontinued.

Premier Living Benefits Rider 2	Provides access to all or a portion of the Policy death benefit proceeds if the Insured has been certified as a chronically ill individual or a terminally ill individual.	Standard

• Must be elected at Policy issue.

• Not available for Policy’s issued in California.

• Cannot be issued with the Terminal Illness Rider.

• Subject to the eligibility and other conditions described in the rider such as certification of having a chronic or terminal illness, making a written request for benefits, and not exceeding the maximum amount of the Death Benefit that may be utilized for chronic or terminal illness benefits.

• When benefits are paid, the Policy death benefit will be reduced by an amount greater than the benefit payment. Other Policy values will be reduced pro rata.

• Chronically ill benefits may be requested once every 12-month period.

• Chronic illness must be certified by a licensed health care practitioner (not the insured, owner, beneficiary, or relative).

• Terminal illness must be certified by a licensed physician (not the insured, owner, beneficiary, or relative).

• If the Rider is exercised, certain Policy values including the Total Face Amount, Death Benefit, Accumulated Value, loan amounts, and Cost of Insurance charges (in most cases) will be reduced. In addition, any Automated Income option or other systematic distribution program will be discontinued.

Premier Living Benefits Rider	Provides access to all or a portion of the Policy death benefit proceeds if the Insured has been certified as a chronically ill individual.	Standard

• Must be elected at Policy issue.

• Only available for Policy’s issued in California.

• Subject to the eligibility and other conditions described in the rider such as certification of having a chronic illness, making a written request for benefits, and not exceeding the maximum amount of the Death Benefit that may be utilized for chronic illness benefits.

• Benefits may be requested once every 12-month period.

• When benefits are paid, the Policy death benefit will be reduced by an amount greater than the benefit payment. Other Policy values will be reduced pro rata.

• Chronic illness must be certified by a licensed health care practitioner (not the insured, owner, beneficiary, or relative).

• If the Rider is exercised, certain Policy values including the Total Face Amount, Death Benefit, Accumulated Value, loan amounts, and Cost of Insurance charges (in most cases) will be reduced. In addition, any Automated Income option or other systematic distribution program will be discontinued.

Terminal Illness Rider	Provides access to a portion of the Policy death benefit proceeds if the Insured has been certified as a terminally ill individual.	Optional

• Must be elected at Policy issue.

• Not available for Policy’s issued with the Premier Living Benefits Rider 2, unless the insured did not qualify for the Premier Living Benefits Rider 2.

• No additional cost, but upon any benefit payments, the Policy death benefit and other Policy values will be reduced. When benefits are paid, the Policy death benefit will be reduced by an amount greater than the benefit payment. Other Policy values will be reduced pro rata.

• Subject to the eligibility and other conditions described in the Rider such as certification of having a terminal illness, making a written request for benefits, and not exceeding the maximum amount of the Death Benefit that may be utilized for terminal illness benefits.

• Terminal illness must be certified by a licensed physician (not the insured, owner, beneficiary, or any relative).

• If the Rider is exercised, certain Policy values including the Total Face Amount, Death Benefit, Accumulated Value, loan amounts, and Cost of Insurance charges (in most cases) will be reduced. In addition, any Automated Income option or other systematic distribution program will be discontinued.

Benefit Distribution Rider	Allows all or a portion of the Policy’s death benefit proceeds to be paid as a series of periodic payments.	Optional

• Must be elected at Policy issue.

• Owner must make certain payout elections (percentage of death benefit proceeds, payment duration, and payment frequency) on the Policy application.

• Ability to request unscheduled increases or changes to payout elections may be restricted if certain riders (e.g. accelerated death benefit riders) are attached to the Policy.

• Upon death of the Insured, the beneficiary may not change any rider elections.

Conversion Rider	Allows you to convert certain insurance coverages into a new Policy.	Standard

• Automatically added at Policy issue.

• If the Policy’s Face Amount has been increased and that resulted in insurance coverage with Risk Classes that differ from the Policy’s original insurance coverage, the new Policy will be issued with the Risk Class of the most recent insurance coverage added.

• If exercised, a new Policy will be issued and any insurance coverage under this Policy will terminate.

OPTIONAL RIDERS AND BENEFITS

There are optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your Policy. Ask your life insurance producer for more information about the riders available with the Policy, or about other kinds of life insurance policies offered.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your life insurance producer to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the rider or benefit. We will add any rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

There are various Riders available under this Policy and some provide similar benefits. See the table in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section above. The following provides brief information about the term coverage Riders, no-lapse guarantee Riders, and accelerated death benefit Riders available under this Policy since there are more than one of the same type.

Term Coverage Riders

This Policy offers three term coverage riders. The Riders are Annual Renewable Term Rider, Scheduled Annual Renewable Term Rider, and Annual Renewable Term Rider - Additional Insured.

Annual Renewable Term Rider. This Rider provides term insurance on the Insured and renews annually. You may request unscheduled and scheduled increases or decreases in the Face Amount provided by the Rider. Any increase will be subject to satisfactory evidence of insurability. Term insurance may be provided at Policy issue.

Scheduled Annual Renewable Term Rider. This Rider provides term insurance on the Insured and renews annually. You may schedule increases in Face Amount provided by the Rider, without providing any future satisfactory evidence of insurability, prior to Policy issue. Term insurance is not provided at Policy issue and is only provided as scheduled on certain Policy Anniversaries.

Annual Renewable Term Rider – Additional Insured. This Rider provides term insurance on members of the Insured’s immediate family and renews annually. You may request in increase in the Face Amount provided by the Rider. Any increase will be subject to satisfactory evidence of insurability.

Complete information about each Rider is below.

No-Lapse Guarantee Riders

This Policy currently offers three no-lapse guarantee riders. The Riders are the Flexible Duration No-Lapse Guarantee Rider, the Short-Term No-Lapse Guarantee Rider, and the Overloan Protection 3 Rider.

Flexible Duration No-Lapse Guarantee Rider. The no lapse guarantee under this Rider can cover the lifetime of the Insured and is designed to provide no-lapse protection for a period longer than the Short-Term No-Lapse Guarantee Rider. This Rider provides that the Policy and any optional benefits you have elected will remain In Force even if the Policy’s Net Accumulated Value is insufficient to cover the total monthly deduction, provided that the No Lapse Guarantee Value less any Policy Debt is greater than zero.

Short Term No-Lapse Guarantee Rider. The no lapse guarantee under this Rider is designed to last for a certain guarantee period as long as certain minimum premiums are paid. This Rider provides that the Policy and any optional benefits you have elected will remain In Force during the guarantee period as long as the No-Lapse Credit less Policy Debt is equal to or greater than zero.

Overloan Protection 3 Rider. The no lapse guarantee under this Rider is designed to prevent the Policy from lapsing when the Standard Policy Debt is greater than the Policy’s Accumulated Value resulting in the Policy being overloaned.

Complete information about each Rider is below.

Accelerated Death Benefit Riders

This Policy currently offers four accelerated death benefit Riders. The Riders are the Premier LTC Rider, Premier Living Benefits Rider 2, Premier Living Benefits Rider, and the Terminal Illness Rider.

Premier LTC Rider. This Rider is a long-term care insurance rider that provides protection from the financial impacts of requiring long-term care services due to a chronic illness by providing acceleration of all or a portion of the Death Benefit. Benefit payments are made monthly. This Rider is not available for a Policy issued with the Premier Living Benefits Rider or the Premier Living Benefits Rider 2.

Premier Living Benefits Rider 2. This Rider provides protection from the financial impacts of becoming chronically ill or terminally ill by providing acceleration of a portion of the Death Benefit. Benefit payments for a chronic illness can be made monthly or as an annual payment. Benefit payments for a terminal illness will be paid in one lump sum. This Rider is not available for Policies issued in California and is not available for a Policy issued with the Terminal Illness Rider.

Premier Living Benefits Rider. This Rider provides protection from the financial impacts of becoming chronically ill by providing acceleration of a portion of the Death Benefit. This Rider does not provide benefits for someone who is terminally ill. The benefit payments can be made monthly or in an annual lump sum. This Rider is only available for a Policy issued in California.

Terminal Illness Rider. This Rider provides protection from the financial impacts of becoming terminally ill by providing acceleration of a portion of the Death Benefit. This Rider does not provide benefits for someone who is chronically ill. The benefit payments will be paid in one lump sum. This Rider is not available if your Policy was issued with the Premier Living Benefits Rider 2.

Complete information about each Rider is below.

Annual Renewable Term Rider (ART)

Provides term insurance on the Insured and renews annually until the Policy terminates. The Rider is available for Insureds Age 90 or younger at the time of Rider issue. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you have chosen. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations. This Rider does not have Accumulated Value of its own and does not have any cash value. This Rider must be elected at Policy issue. There is no charge for this Rider unless you exercise it. See below for more information.

This rider has a Rider Coverage Charge and a Rider Cost of Insurance Charge. The Rider Coverage Charge is the sum of Coverage charges for each Rider Coverage Layer. The maximum monthly coverage charge for each Rider Coverage Layer will be shown on the Policy Specifications. The Rider Cost of Insurance charge is the sum of the Cost of Insurance charge for each Rider Coverage Layer and is determined as a rate per $1,000 of Net Amount At Risk. See the FEE TABLES section for more information on the costs associated with this Rider.

Increases or Decreases in Rider Face Amount

You may request an increase or decrease in the Rider Face Amount.

Increases. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and Coverage charges. Any elected increase in Rider Face Amount will add a new Coverage Layer. Each Coverage Layer has its own Face Amount, Risk Class, Coverage Layer Date, and associated charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may limit increases of Rider Face Amount to one per Policy year. We may deduct an administrative charge (to evaluate insurability) not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase.

Decreases. Each decrease will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Division. A Coverage charge is assessed in order to recover the expense of issuing coverage on the Policy. A

Rider Face Amount decrease will not decrease its Coverage charge because the Rider’s Coverage is based on the at coverage issue Face Amount of the Rider. If the Face Amount of this Rider is decreased, then the most recently added Coverage Layer will be decreased or eliminated in the following order:

• the Face Amount of any scheduled annual renewable term rider (e.g. S-ART);

• the Face Amount of this Rider;

• the Face Amount of any other rider that contributes to the Total Face Amount; and

• the Face Amount of Basic Life Coverage under the Policy.

Rider Termination

The Rider will terminate on the earliest of

• your Written Request;

• the date the Policy is no longer In Force;

• the date the Rider Face Amount decreases to zero; or

• the death of the Insured.

Reinstatement

If the Policy lapses and is later reinstated, then this Rider will also be reinstated as long as this Rider was in effect on the date the Policy was no longer In Force.

Conversion

This Rider is not convertible.

Example

A Policy is issued to an Insured at age 45, with a Face Amount of $250,000. The Policy also included $20,000 of term insurance under this Rider which increases the Face Amount to $270,000. The Rider charges (Rider Coverage Charge and Rider Cost of Insurance) are added to the Monthly Deductions. At age 50, the Insured requests $15,000 of additional term insurance under the Rider and submits evidence of insurability. The increase is approved by us and the additional term insurance is added to the Policy increasing the Face Amount to $285,000 ($250,000 under the base Policy plus $35,000 under the Rider).

Scheduled Annual Renewable Term Rider (S-ART)

The S-ART Rider provides for scheduled annual renewable term insurance Coverage in Face Amount without future medical underwriting. In this Rider, a scheduled increase is referred to as a Term Increase, and is scheduled for a particular Policy Anniversary, as shown in the Policy Specifications. The Face Amount contributes to the Total Face Amount, and consequently to the Death Benefit, of the Policy. This Rider does not have Accumulated Value of its own and does not have any cash value. This Rider must be elected at Policy issue.

A Term Increase is a future increase in the Face Amount of this rider. Each Term Increase will increase the Face Amount of the Rider Coverage Layer. Once a Term Increase goes into effect, it becomes part of the Rider Face Amount.

This Rider provides no term insurance at the time of policy issue. If you wish to have term insurance coverage at the time of policy issue, you must purchase another rider such as the Annual Renewable Term Rider (ART).

The guaranteed monthly cost of insurance rates will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

This Rider has a Coverage charge that varies by Coverage year and Rider Face Amount. Any increase or decrease in the Rider’s Face Amount will impact the Coverage charge. The guaranteed monthly Coverage charges will be shown in the Policy Specifications. We currently do not impose the Coverage charge for this Rider.

This Rider also has a Rider Charge that will be shown in your Policy Specifications. See the FEE TABLES section for more information on the costs associated with this Rider.

The Rider is available subject to the following:

• The maximum Term Increase at attained ages 0-79 is 20% of the Total Face Amount before the increase.

• The maximum Term Increase at attained ages 80-94 is 5% of the Total Face Amount before the increase.

• Increases will not be scheduled beyond attained age 94.

• Each increase is an increase to the Coverage Layer at issue, and does not create a new Coverage Layer.

• The cost of insurance charges will increase as a result of the increase in the Policy’s Net Amount At Risk.

You may request an increase or decrease in the schedule of future Term Increases by providing a written request. Any increase to the Face Amount of the Term Increases may be subject to evidence of insurability and is subject to our approval. If you reject a Term Increase that has been approved, all future Term Increases may be forfeited. For any change in Term Increases, we will send you a Supplemental Schedule of Coverage to reflect the change.

This Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

• Your written request

• The date the Rider or the Policy ceases to be In Force

• The death of the Insured.

If the Policy is reinstated, any Term Increases that would have occurred during the time the Policy was lapsed will be forfeited. Term Increases that are scheduled to occur after the reinstatement of the policy and rider will be handled as if the Policy had never lapsed.

This Rider may be included on a policy with or without the ART Rider.

This Rider differs from the ART rider in a number of ways, including:

• You may schedule Increases in Face Amount with this Rider without creating a new Rider coverage layer, however, this Rider does not add additional insurance coverage at Policy issue.

• Scheduled increases in Face Amount for this Rider do not require additional medical underwriting after issue however, if there is a requested change in the amount of scheduled increases additional underwriting may be required

• Increases in Face Amount for this Rider may only occur on policy anniversaries

• COI rates and charges for this Rider currently differ from the COI rates and charges for the ART Rider

Example

A Policy is issued to an Insured at age 45, with a Face Amount of $250,000. Prior to Policy issue, the Insured scheduled two future increases to occur over the first ten Policy years which will not require evidence of insurability. The scheduled increases will occur on the third and sixth Policy Anniversary. No term insurance is added to the Policy at issue. No unscheduled term insurance increases are allowed under the Rider.

On the third Policy Anniversary, there is a scheduled increase in Face Amount by adding $10,000 of term insurance under this Rider. This increases the total Face Amount to $260,000 ($250,000 under the base Policy plus $10,000 under the Rider). A Rider Coverage charge will now be deducted each month for the coverage added.

On the sixth Policy Anniversary, there is a scheduled Increase of $15,000 of term insurance under this Rider. This increases the total Face Amount to $275,000 ($250,000 under the base Policy plus $25,000 under the Rider – including the previous scheduled increase on the third Policy Anniversary). The Rider Coverage charge will increase due to the additional term insurance added.

Annual Renewable Term Rider – Additional Insured

Provides annual renewable term insurance equal to the Rider Face Amount on any member of the Insured’s immediate family who is Age 90 or younger at the time the Rider is issued. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person. This Rider does not have Accumulated Value and does not have any cash value. This Rider must be elected at Policy issue. We do assess a charge for this Rider. The current Rider charge is $0.01-$83.34 per $1,000 of Rider Face Amount.

Rider Terms

Additional Insured – means the person named as the Insured under this Rider.

Primary Insured – means the person named as the Insured under the Policy.

Rider Coverage Layer – a layer of insurance coverage under this Rider. There may be one or more Rider Coverage Layers. Each Rider Coverage Layer has its own Face Amount, Risk Class, Coverage Layer Date, and set of charges as shown in the policy specifications.

Rider Face Amount – the sum of the Face Amounts of all Rider Coverage Layers under this Rider.

Increase or Decrease of Rider Face Amount

You may request an increase or decrease of the Rider Face Amount.

You may submit an application to increase the Rider Face Amount. Your application must include Evidence of Insurability satisfactory to us and is subject to our approval. The effective date of the increased Rider Face Amount will be the first Monthly Payment Date on or next following the date all required conditions are met or any other date you request and we approve. We reserve the right to limit increases to one per policy year and to charge a fee to evaluate insurability. Upon approval of any such increase, we will send you a Supplemental Schedule of Coverage.

You may request a decrease in the Rider Face Amount by Written Request, one time per Policy Year. The decrease will be effective on the Monthly Payment Date on or next following the date we approve your Written Request. The Rider Face Amount and associated Rider Charges will be decreased in order, beginning with decreases to any requested increase in Rider Face Amount and followed by decreases in the initial Rider Face Amount.

Death of Additional Insured

Upon receipt of satisfactory evidence of the Additional Insured’s death, such as a certified copy of the death certificate or other lawful evidence providing equivalent information, the Rider Face Amount will be paid to the Additional Insured’s designated beneficiary. If no beneficiary has been designated, then the Rider Face Amount Proceeds will be paid to the Owner of the Policy.

Upon payment of the Rider Face Amount Proceeds, this Rider will terminate.

Rider Face Amount Proceeds

The Rider Face Amount Proceeds (“Proceeds”) is the amount payable upon the Death of the Additional Insured. We will pay the Proceeds within two months after we receive, at our Administrative Office, the following:

• Satisfactory evidence of the Additional Insured’s death as described in Death of the Additional Insured;

• Proof of the claimant’s legal interest in the proceeds (see below); and

• Sufficient evidence that any legal impediments to payment of Proceeds that depend on parties other than us have been resolved. Legal impediments to payment include, but are not limited to (a) the establishment of guardianships and conservatorships; (b) the appointment and qualification of trustees, executors and administrators; (c) submission of information required to satisfy state and federal reporting requirements; and (d) conflicting claims.

When we receive notice of a potential claim, we will provide a Claim Form to the claimant. The claimant shall submit a completed and signed Claim Form and a certified copy of the death certificate for the Additional Insured. If you do not receive a Claim Form after notifying us of an Additional Insured’s death, please contact us at (800) 347-7787 or contact your life insurance producer.

We will pay interest on the Proceeds from the date of the Additional Insured’s death at a rate not less than the Minimum Annual Interest Rate for Funds Left on Deposit, shown in your Policy Specifications. If payment of Proceeds is delayed more than 31 calendar days after we receive satisfactory evidence of the Additional Insured’s death, we will pay Death Benefit Proceeds Additional Interest annually, at the rate shown in the Policy Specifications beginning with the 31st calendar day referenced above. Rider Face Amount Proceeds are paid as a lump sum unless you choose another payment method.

Conversion

This Rider may be converted to a new Policy on the life of the Additional Insured, either:

• Upon termination of the Policy due to death of the Primary Insured under the Policy (see below);

• At any time before the Additional Insured becomes Age 65, as long as the Rider is In Force; or

• During the first two years this Rider is In Force regardless of the Additional Insured’s Age.

Once we are notified of the Primary Insured’s death, we will provide written notice regarding the additional coverage and that the Additional Insured may convert their coverage to an individual policy without providing evidence of insurability.

The Face Amount for this Rider will be cancelled on the issue date of any new policy. The Face Amount of the new policy will be the same as, or lower than, the Face Amount of this Rider, provided that such Face Amount is at least equal to the minimum issue amount at the time of conversion. At the time of conversion, the new policy will be based on a plan of permanent life insurance that we make available for this purpose and will be issued using the same Risk Class or, if the same Risk Class is not available, using an available Risk Class that is equivalent to the Risk Class of this Rider. The new policy will be issued at our published rates which apply for the Additional Insured’s Age on the issue date of the new policy. Riders will not be included in the new policy without our consent.

Termination

The Rider will terminate on the earliest of:

• your Written Request;

• the date the Rider Face Amount Proceeds are paid;

• the date the Additional Insured becomes Age 121; or

• the date the Policy is no longer In Force, except if death of the Primary Insured occurs while the Policy is In Force, this Rider will remain in effect after the Policy is no longer In Force until the first Monthly Payment Date on which the Rider charges cannot be deducted from the Policy’s Accumulated Value.

Reinstatement

If the Policy lapses and is later reinstated, then as long as this Rider was in effect on the date the Policy was no longer In Force, this Rider may also be reinstated. To reinstate this Rider, we will require Evidence of Insurability satisfactory to us that the Additional Insured is insurable in at least the same Risk Class as when the Policy was issued.

Example

A Policy is issued to an Insured at age 45, with a Face Amount of $250,000. The Insured also used this Rider to add term insurance on the Insured’s spouse, who is age 46. The term insurance for the Spouse is $20,000. Since term insurance under this Rider was added, Rider charges will be incurred and will be part of the charges incurred each month. In Policy year 5, the Insured requested an increase in term insurance of $10,000 for the Insured’s spouse. Evidence of insurability will be required for the requested increase. Upon approval, there will be $30,000 of term insurance coverage for the spouse.

Flexible Duration No-Lapse Guarantee Rider (FDNLG)

This Rider provides a no-lapse guarantee that the Policy and any optional benefits you have selected will remain In Force for a period you have selected even if the Policy’s Net Accumulated Value (Accumulated Value less any Policy Debt) is not enough to cover the Monthly Deductions due. As long as the No-Lapse Guarantee under this Rider is in effect, the Policy will not enter the Grace Period and lapse. This Rider must be elected at Policy issue. We assess a monthly charge for this Rider.

If you elect the FDNLG Rider, it will be in effect when we issue the Policy. The Rider cannot be added after the Policy Issue Date.

Rider Eligibility

You are eligible to elect the Rider if:

• the Insured is age 90 or younger at Policy issue and is not juvenile (Insured’s age at Policy issue is at least 18).

• at initial purchase and during the entire time that you own this Rider, you must allocate 100% of your Accumulated Value among the allowable Investment Options. See the Allowable Investment Options section of the APPENDIX: FUNDS AVAILABLE UNDER THIS POLICY. You may contact us at any time for information on the allowable Investment Options.

We may add or remove allowable Investment Options at any time. Following a change, your current allocation of Accumulated Value may not comply with our revised allocation requirements for the Rider. As a result, you will be required to reallocate your Policy Accumulated Value to the revised allowable Investment Options in order to maintain the Rider benefits. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Our right to add or remove allowable Investment Options may limit the number of Investment Options that are otherwise available to you under the Policy. Please discuss with your life insurance producer if this Policy and Rider are appropriate for you given our right to make changes to the allowable Investment Options.

We may make such a change due to a fund reorganization, fund substitution, fund liquidation, or to help protect our ability to provide the guarantees under the Rider (for example, changes in an underlying Fund’s investment objective and principal investment strategies, or changes in general market conditions). If such a change is required, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Accumulated Value to maintain your Rider benefits. If you do not reallocate your Accumulated Value to comply with the new Rider allocation requirements, your Rider will terminate.

We will send you written notice in the event any transaction made by you will cause the Rider to terminate for failure to invest according to the investment allocation requirements. However, you will have at least 20 calendar days starting from the date of our written notice, to instruct us to take appropriate corrective action to continue the Rider. If you take appropriate corrective action and continue the Rider, the Rider benefits and features available immediately before the terminating event will remain in effect.

Rider Terms:

Net Basic Premium –equals the Basic Premium reduced by applicable fees and charges.

Basic Fund –receives Net Basic Premium, less any withdrawals or accelerated death benefit payments.

Excess Fund –receives Net Excess Premium, less any withdrawals or accelerated death benefit payments.

Excess Premium –equals the portion of each Premium Payment received in a Policy year in excess of the Basic Premium.

Excess Premium Load-an amount equal to the Excess Premium multiplied by the Excess Premium Load rate which is 10%. This load is not deducted from any premium made under the Policy and is used only as a factor for determining benefits under this Rider.

No-Lapse Premium Load-an amount equal to the Premium Payment multiplied by the No-Lapse Premium Load rate which is 6.10%. This load is not deducted from any premium made under the Policy and is used only as a factor for determining benefits under this Rider.

Optional Benefit Charges – are equal to the sum of the charges, if any, for each optional benefit attached to the Policy. The charges incurred for those optional benefits are used in the calculation to determine the No-Lapse Guarantee Value for this Rider. See the No-Lapse Deduction subsection below. This is only used to determine benefits under this Rider is not a charge deducted from the Accumulated Value.

Rider Charge Effect on Policy Values

There is a monthly charge for the FDNLG Rider. The charge is deducted from your Policy’s Accumulated Value as a Monthly Deduction. This charge does not reduce your No-Lapse Guarantee Value. The Rider Charge is shown in the Policy Specifications and equals a monthly rate per dollar of Policy Net Amount at Risk (Rider Charge). Currently, the charge rate is $0.00-$0.15 per $1,000 of Net Amount of Risk.

Example:

Assumptions:

• Policy’s Net Amount at Risk is $80,000

• Rider Charge Deduction is 0.0001

Then the Rider Charge associated with the FDNLG rider is $8 ($80,000 × 0.0001).

No Lapse Guarantee Value

The duration of the guarantee under the FDNLG rider can cover the lifetime of the Insured. The duration of the FDNLG Rider is determined by the No Lapse Guarantee Value. The guarantee is in effect as long as the Net No-Lapse Guarantee Value (No Lapse Guarantee Value less any Policy Debt) is greater than zero.

The No-Lapse Guarantee Value is equal to the sum of the Basic Fund, the Excess Fund and the No-Lapse Guarantee Loan Account Value. The Basic Fund contains the Net Basic Premium and is credited with an Accumulation Amount that can range from a 2% to 6% annual rate, based on issue age and duration. The Excess Fund contains the Net Excess Premium and is credited with an Accumulation Amount based upon a 2% annual rate. The No-Lapse Guarantee Loan Account Value is equal to the Loan Account Value on your Policy.

Note: The No-Lapse Guarantee Value is tracked only for the purpose of determining if the No Lapse Guarantee is in effect. The value, including any Accumulation Amounts added to the No-Lapse Guarantee Value, is not added to the Policy’s Accumulated Value, and as such cannot be withdrawn or loaned against, and is not used in the determination of the Death Benefit or to any other benefit under the Policy.

Example:

Assumptions:

• Policy 1 elected FDNLG Rider at issue

o Basic Fund is $11,000 before no-lapse deductions

o Excess Fund is $0 before no-lapse deductions

o No-Lapse Guarantee Loan Account Value is $9,000

o Upcoming monthly no-lapse deduction of $1,000

• Policy 2 did not elect FDNLG Rider at issue

• For both policies:

o Accumulated Value of $10,000 before monthly deductions

o Policy Debt of $9,000

o Surrender charge of $500

o Upcoming monthly deduction of $1,000

o Withdrawal of $200

Result:

• Both policies have a Net Accumulated Value of -$700 ($10,000 - $9,000 - $500 - $1,000 - $200) after the monthly deduction

• Policy 1 remains in force because Net No-Lapse Guarantee Value is greater than $0 even though Net Accumulated Value is less than $0.

• Policy 1 has a Net No-Lapse Guarantee Value of $300 ($11,000 - $9,000 - $500 - $1,000-$200) after the monthly deduction

• Policy 2 enters the Grace Period since Net Accumulated Value is less than $0.

Basic and Excess Fund under the Rider

The Basic and Excess Fund are an accumulation of policy premiums, withdrawals, and loans. While the Basic Fund may become negative, the Excess Fund will never be less than zero. Both the Basic Fund and the Excess Fund are increased and reduced as described below.

1. Net Basic Premiums are added to the Basic Fund; Net Excess Premiums are added to the Excess Fund,

2. No Lapse Deductions reduce the Excess Fund, and then the Basic Fund,

3. Accumulation Amounts are added to the Basic Fund and Excess Fund,

4. Any withdrawal of policy Accumulated Value will reduce the Excess Fund and then the Basic Fund, including any policy fees, and

5. Policy Loans will reduce the Excess Fund and then the Basic Fund.

Net Premium is allocated to the Basic Fund and Excess Fund as follows:

• Net Basic Premium is the higher of the premium up to the Annual Premium Threshold for the Policy Year, as described in the Policy Specifications, or the amount needed to bring any negative Basic Fund back to zero. This amount is reduced by the No-Lapse Premium Load and added to the Basic Fund.

• Net Excess Premium is any premium in excess of the Basic Premium. Excess Premium is reduced by the No-Lapse Premium Load and the Excess Premium Load and added to the Excess Fund. Please note, the No-Lapse Premium Load and the Excess Premium Load are only used to determine the benefits provided by this Rider – they are not assessed against any premium made under the Policy or against the Policy’s Accumulated Value.

Example:

Assumptions:

• Annual Premium Threshold for the current year is $10,000

• Premium Received is $15,000

• Basic fund is positive

• No Lapse Premium Load is 6.10%

• Excess Premium Load is 10%

The Net Basic Premium and Net Excess Premium are calculated as follows.

• Basic Premium is $10,000 (lesser of $10,000 and $15,000). Net Basic Premium of $9,390 [$10,000 × (1-6.10%)] will be added to the Basic Fund.

• Excess Premium is $5,000. Net Excess Premium of $4,195 [$5,000 × (1 – 6.10% - 10%)] will be added to the Excess Fund

Example:

Assumptions:

• Annual Premium Threshold for the current year is $10,000

• Premium Received is $15,000

• Basic Fund is -$12,207.

• No Lapse Premium Load is 6.10%

• Excess Premium Load is 10%

The Net Basic Premium and Net Excess Premium are calculated as follows.

• Basic Premium is $13,000. The Net Basic Premium is $12,207 [$13,000 × (1-6.10%)], which, when added to the Basic Fund, brings the Basic Fund to zero.

• Excess Premium is $2,000. Net Excess Premium of $1,678 [$2,000 × (1 – 6.10% - 10%)] will be added to the Excess Fund

No-Lapse Deduction

The No-Lapse Deduction is an amount that is deducted first from the Excess Fund until the Excess Fund is reduced to zero and then from the Basic Fund. The No-Lapse Monthly Deduction is the greater of the No-Lapse Monthly Charge Deduction or the Alternative No-Lapse Monthly Deduction, as described below.

No-Lapse Monthly Charge Deduction. The No-Lapse Monthly Charge Deduction is described in the Policy Specifications and includes the following:

• The No-Lapse Coverage Charge

• The No-Lapse Administrative Charge

• Optional Benefit Charges, if any (applies to the Annual Renewable Term Rider, Scheduled Annual Renewable Term Rider, Overloan Protection 3 Rider, Annual Renewable Term Rider - Additional Insured, and/or Premier LTC Rider as applicable)

• Transactional policy fees and charges, if any

• The No-Lapse Cost of Insurance Charge.

Alternative No-Lapse Monthly Deduction. The Alternative No-Lapse Monthly Deduction is also described in the Rider Specifications and includes:

• Optional Benefit Charges, if any

• Transactional policy fees and charges, if any

• The Alternative No-Lapse Cost of Insurance Charge.

Example:

Assumptions:

• Basic Fund before No-Lapse Deduction is $9,000

• Excess Fund is $3,500

• No-Lapse Monthly Charge Deduction is $3,000

• Alternative No-Lapse Monthly Deduction is $4,000.

Then the Basic and Excess Funds are reduced as follows:

• The No-Lapse Deduction is $4,000 (the greater of $3,000 and $4,000)

• Excess Fund will be reduced to $0

• Basic Fund to $8,500.

No-Lapse Accumulation Amount

The No-Lapse Accumulation Amount is an amount that is added to the Basic Fund and the Excess Fund as follows.

• The Basic Fund No-Lapse Accumulation Amount is added to the Basic Fund. It is equal to the Basic Fund following premium payments, No-Lapse Deduction, withdrawals, loans and other Policy distributions; multiplied by the No-Lapse Accumulation Factor as shown in the Policy Specifications. If your Basic Fund is negative, the accumulation will further reduce your Basic Fund. The No-Lapse Accumulation Factor is 0.002466, which is equivalent to an annual rate of 3%.

• The Excess Fund No-Lapse Accumulation Amount is added to the Excess Fund. It is equal to the Excess Fund following premium payments, No-Lapse Deduction, withdrawals, loans and other Policy distributions; multiplied by the Excess Accumulation Factor as shown in the Policy Specifications. The Excess Fund Accumulation Factor is 0.0016516, which is equivalent to an annual rate of 2%

Example:

Assumptions:

• Basic Fund is $8,500, after premiums and no-lapse deductions.

• Excess Fund is $2,500, after premiums and no-lapse deductions

• No Lapse Accumulation Factor is 0.002466

• Excess Fund Accumulation is 0.0016516

Then the Basic and Excess Funds after the Accumulation Amounts are added are:

• Basic Fund Accumulation Amount is $20.96, and the Basic Fund is $8,520.96

• Excess Fund Accumulation Amount is $4.13, and the Excess Fund is $2,504.13.

Example:

Assumptions:

• Basic Fund is -$5,000, after premiums and no-lapse deductions.

• Excess Fund is $0, after premiums and no-lapse deductions

• No Lapse Accumulation Factor is 0.002466

• Excess Fund Accumulation is 0.0016516

Then the Basic and Excess Funds after the Accumulation Amounts are added are:

• Basic Fund Accumulation Amount is -$12.33, and the Basic Fund is -$5,012.33.

• Excess Fund Accumulation Amount is $0, and the Excess Fund is $0.

Loan Effects on Rider

Loans have an effect on the No Lapse Guarantee Value

• Any new loan, including any loan interest that is added to the loan on an anniversary, will be added to the No-Lapse Guarantee Loan Account Value and will reduce the Excess Fund and then the Basic Fund.

• Any loan repayment will be added to the Basic Fund only to the extent that the Basic Fund is negative. Otherwise, it will be added to the Excess Fund.

Important considerations

The growth of your No-Lapse Guarantee Value depends on a number of factors including, but not limited to, the amount of premium you pay, the timing of your premium payments and any Policy changes. Any modification you make to the originally planned timing of or amount of premium paid and any Policy changes will affect the duration of the No-Lapse Guarantee provided by the Rider. Before making any change to the Policy, please request and review a current Illustration.

This Rider will terminate if an increase in Face Amount under the Policy is elected. Please work with your life insurance producer before making any requests to increase the Face Amount under the Policy.

If your Net No-Lapse Guarantee Value is equal to or less than zero, the benefits under this rider will not be in effect. However, you can restore the no-lapse guarantee benefit by making a premium payment or a loan repayment in an amount sufficient to make your Net No-Lapse Guarantee Value positive.

Some examples of things you should consider:

1. If you defer a payment, you will not receive the Accumulation Amount associated with that premium in the Basic and Excess Fund. If such a deferral would cause your No Lapse Guarantee Value to be negative, you will have to make a sufficient payment to bring the Basic Fund to positive, including any negative Accumulation Amounts.

2. If you defer payments and then try to “catch up” with a single large payment, that payment may be split into a Basic and Excess Premium based on the Annual Premium Threshold. Any premium allocated to the Excess Fund will have lower Accumulation Amounts associated with it.

3. If you take a policy loan, your Basic Fund may be reduced. A loan repayment may not recover the value deducted from the Basic Fund, but instead could be added to the Excess Fund.

4. Any withdrawal will reduce the Excess and Basic Fund. However, a subsequent premium payment will be affected both by the Annual Premium Threshold and the Basic and Excess fund accumulation amounts, plus associated No-Lapse and Excess Premium Loads.

5. You have the ability to increase the duration of your FDNLG rider by paying higher premiums, subject to the Annual Premium Threshold.

Rider Termination

The Rider will terminate on the earliest of:

• Your Written Request;

• Policy Surrender;

• The date the Policy is no longer In Force,

• Allocation into any Investment Option that is not an allowable Investment Option and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider;

• Upon electing an increase in Face Amount;

• The end of the Maximum No-Lapse Guarantee Period, as shown in the Policy Specifications; or

• The date when the Net No-Lapse Guarantee Value and the Net Accumulated Value are both less than or equal to zero and the Policy lapses (see YOUR POLICY’S ACCUMULATED VALUE – Lapsing and Reinstatement).

Reinstatement

This Rider may not be reinstated if it was terminated before the date the Policy was no longer In Force. Otherwise, this Rider will reinstate on the date that the Policy is reinstated.

Short-Term No-Lapse Guarantee Rider

This Rider provides for the continuation of death benefit coverage for a specified guarantee period, if certain minimum premiums under the Rider are paid, even if the Policy’s Net Accumulated Value is zero. There is no additional fee for this Rider.

Rider Eligibility

The Rider is available at Policy issue for Insureds Age 79 and younger and if you choose either Death Benefit Option A or Option B when applying for your Policy. This Rider is automatically added to the Policy if eligibility conditions are met.

Rider Terms

Net Accumulated Value – the Policy Accumulated Value less any Policy Debt.

No-Lapse Guarantee Period – the time during which we guarantee the death benefit will remain In Force as long as the guarantee under this Rider is in effect. This period begins on the Policy Date and will not re-start if insurance Coverage is added or increased. This period end date ranges from 5 to 20 years based on the Insured's age at Policy issue.

No-Lapse Guarantee Premium – is an annual amount used during the No-Lapse Guarantee Period to determine the No-Lapse Credit (defined in the How the Rider Works section below). The No-Lapse Credit is used to determine if the guarantee under this Rider is in effect. The No-Lapse Guarantee Premium in effect as of the Policy Date is shown in the Policy Specifications. The No-Lapse Guarantee Premium is calculated such that it covers sufficient future Monthly Deductions under the Policy. The No-Lapse Guarantee Premium may change. Any increase in Face Amount, scheduled or not, or addition or increase in insurance Coverage will cause an increase in the No-Lapse Guarantee Premium. A decrease in Face Amount or in other insurance Coverage will not cause a decrease in the No-Lapse Guarantee Premium. If the No-Lapse Guarantee Premium changes as a result of such a change, we will inform you of the amount of the changed No-Lapse Guarantee Premium.

How the Rider Works

This Rider guarantees that the Policy will continue in effect until the end of the No-Lapse Guarantee Period (which ranges from 5 to 20 years based on the Insured's age at Policy issue) shown in the Policy Specifications if you pay a premium by the beginning of each Policy month at least equal to one twelfth of the No-Lapse Guarantee Premium.

The Policy will also continue in effect under this Rider if flexible premium payments are made as long as the No-Lapse Credit less Policy Debt is equal to or greater than zero.

The No-Lapse Credit is used to determine if the guarantee under this Rider is in effect. It is calculated at the beginning of each Policy month during the No-Lapse Guarantee Period. The No-Lapse Credit as of the Policy Date, which is also the first Monthly Payment Date, is equal to the premium paid less one-twelfth of the No-Lapse Guarantee Premium. On any other Monthly Payment Date, the No-Lapse Credit is equal to:

• The No-Lapse Credit as of the prior Monthly Payment Date multiplied by (i), where:

– i = no greater than 1.00327374 if the No-Lapse Credit is negative; otherwise,

– i = 1.00000;

• Plus premiums received since the prior Monthly Payment Date;

• Less withdrawals taken since the prior Monthly Payment Date; and

• Less one-twelfth of the then current No-Lapse Guarantee Premium.

Example

Assumptions

• No Lapse Premium is $838.61

• No Lapse Credit on the prior Monthly Payment Date is $1,000

• Withdrawal Amount taken since prior Monthly Payment Date is $500

• Premium Payment made on the current Monthly Payment Date is $100

Since the No Lapse Credit is positive,

the No Lapse Credit is $530.12 ($1,000 * (1.00000) + $100 - $500 - $838.61/12).

End of Example

For the guarantee under this Rider to be in effect, the No-Lapse Credit less Policy Debt must be equal to or greater than zero.

If the guarantee under this Rider has become ineffective because the No-Lapse Credit less Policy Debt is less than zero, the guarantee under this Rider may be brought back into effect by paying additional premium equal to the amount of premium necessary after deduction of the Premium Load so that the No-Lapse Credit less Policy Debt is equal to or greater than zero (the “Catch-Up” premium).

If the guarantee under this Rider is in effect, and if your Policy would lapse in the absence of this Rider due to insufficient Net Accumulated Value (the Accumulated Value less Policy Debt), to cover the Monthly Deductions due, the Policy will not enter the Grace Period and will not lapse during the specified guaranteed period. Instead, the Policy will continue under the guarantee provided by this Rider and it will stay In Force as long as the No-Lapse Credit less Policy Debt is equal to or greater than zero.

If the Policy is continued under the guarantee provided by this Rider, then the Policy has no Net Accumulated Value from which Monthly Deductions can be collected. Any such uncollected amounts are accumulated without interest and the result is called the Monthly Deductions Deficit. Any net premium received when the Policy is continued under the guarantee provided by this Rider will first be used to reduce the Monthly Deductions Deficit. After the Monthly Deductions Deficit is reduced to zero, any excess will be applied to the Accumulated Value, as described in your Policy. If you want to keep your Policy In Force at the end of the Guarantee Period, you must make a payment sufficient to reduce the Monthly Deductions Deficit to zero. In such case, any excess will then be applied to the Accumulated Value, as described in your Policy.

Example

Assumptions:

• Policy is within No-Lapse Guarantee Period

• Policy Debt of $9,000

• Surrender charge of $1,500

• Policyholder has paid a premium at the beginning of each Policy month at least equal to one twelfth of the No-Lapse Guarantee Premium

• Upcoming Monthly deduction = $2,000

Result:

• Policy Net Accumulated Value after monthly deductions will fall below $0 to -$1,500 ($11,000 - $9,000 - $1,500 - $2,000).

• Policy does not enter the Grace Period since policyholder has paid sufficient premium to meet the minimum No-Lapse Guarantee premium requirement.

End of Example

Effect on Other Riders

If the Policy is continued under the guarantee provided by this Rider, any attached Riders will continue or end according to their respective terms.

Rider Termination

This Rider will end on the earliest of:

• Your Written Request;

• If you add any Rider after Policy issue that has charges;

• The date when the No-Lapse Credit and the Net Accumulated Value are both less than zero, unless a Catch-Up premium is made; or

• At the end of the Guarantee Period.

Rider Reinstatement

If the Policy has lapsed and you later wish to reinstate it, you will need to satisfy the reinstatement conditions described in the Policy. Upon Policy reinstatement we will bring forward any Catch-Up Amount and any Monthly Deductions Deficit, without interest. Any Catch-Up Amount existing at the time of lapse will need to be paid upon Policy reinstatement if you wish the Short-Term No Lapse Guarantee Benefit provided under this Rider to be in effect. See Lapsing and Reinstatement – Reinstating a lapsed Policy.

Example

Assumptions:

• Policy is within No-Lapse Guarantee Period

• Accumulated Value of $11,000 before monthly deductions

• Policy Debt of $9,000

• Surrender charge is $1,500

• Policyholder has paid a premium at the beginning of each Policy month at least equal to one twelfth of the No-Lapse Guarantee Premium

• Upcoming Monthly deduction = $2,000

Result:

• Policy Net Accumulated Value after monthly deductions will fall below $0 to -$1,500 ($11,000 - $9,000 - $1,500 - $2,000).

• Policy does not enter the Grace Period since policyholder has paid sufficient premium to meet the minimum No-Lapse Guarantee premium requirement.

Overloan Protection 3 Rider

The Rider guarantees that your Policy will not lapse if the Policy Debt is greater than the Policy’s Accumulated Value, resulting in it being overloaned. On or after the earliest exercise effective date, if all Rider Exercise Requirements have been met you may exercise the Rider by submitting a Written Request. This Rider is automatically issued on your Policy if eligibility requirements are met. There is no charge for this Rider unless you exercise it. See below for charge information.

The Rider After Policy Issue

The Rider cannot be exercised during the first 15 Policy Years or before the Insured is Age 75. There is no charge for this Rider unless you exercise it. Please see Rider Termination below for termination conditions of the Rider before and after exercise. You may not pay premiums or take withdrawals from your Policy after exercise of the Rider. The Rider may not be exercised after the Policy has entered the Grace Period.

Rider Exercise Requirements

The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise the Rider and all exercise requirements have been met. The earliest exercise effective date is shown in the Policy Specifications. To exercise the Rider, each of the following conditions must be true as of the exercise effective date:

• The Death Benefit Option is Option A. If your policy does not meet this prerequisite, you must change your Death Benefit Option to Death Benefit Option A, by Written Request, prior to Rider exercise. Changes to your Death Benefit Option take effect on the Monthly Payment Date next following your Written Request. Such changes will modify your Total Face Amount and, as a result, this Rider may impact your ability to meet all the exercise conditions described below.

• There must be sufficient Accumulated Value to cover the rider exercise charge as described below.

• The Policy Debt is greater than the Total Face Amount, but less than 99.9% of the Accumulated Value after the charge for this Rider has been deducted from the Accumulated Value.

• There are no projected forced distributions of Accumulated Value for any Policy Year.

• The Guideline Premium Limit for the Policy will remain greater than zero at all times prior to Insured’s Age 100.

• The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.

• Other than this Rider and any term insurance rider on the Insured that contributes to the Total Face Amount of the policy, any Riders in effect with regularly scheduled charges will be terminated. Additionally, any accelerated death benefit rider will terminate upon exercise of this Rider. Any increases in Face Amount that are scheduled to take effect after exercise of the Rider will be cancelled. The policy must not be in the Grace Period.

Contact us if you have any questions about your eligibility to exercise this Rider.

On the exercise effective date, we:

1. Transfer any Accumulated Value in the Investment Options into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations then in effect.

2. Upon each Index Account Segment's Maturity, reallocate the Segment Maturity Value into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations then in effect.

3. Deduct the charge for this Rider from your Policy’s Accumulated Value.

There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. The charge ranges from 1.12% to 4.52% of the Policy’s Accumulated Value, and is based on the Insured’s sex, Risk Class and Age as applicable at the time the Rider is exercised. If you never exercise the Rider, there is no charge for it. After you exercise the Rider, and while it continues in effect, the Policy’s lowest Death Benefit will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.

A hypothetical example

For a male standard nonsmoker, Age 85 when the Rider is exercised, the charge will be 2.97% of the Policy’s Accumulated Value on the exercise effective date. If the Policy’s Accumulated Value is $25,000, the charge deducted from the Accumulated Value on the exercise effective date is $742.50. ($25,000 × 2.97% = $742.50).

The Rider After Exercise

After the exercise effective date and as long as the Rider stays in effect, the Policy will not lapse if the Accumulated Value is insufficient to cover Policy charges, even if the insufficiency is caused by overloan.

After the Rider is exercised, the Policy’s Minimum Death Benefit will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt. Calculation of the Death Benefit, Minimum Death Benefit and Death Benefit Proceeds is described in the DEATH BENEFITS section.

Rider Termination

This Rider will terminate on the earliest of the following events:

• The Policy terminates;

• You make a Written Request to terminate the Rider; or

• If, after the exercise effective date:

• any premium is paid

• any withdrawal is taken

• any loan repayment is made, other than for loan interest due

• any Policy benefit is changed or added at your request

• any transfer among the Investment Options is done at your request.

If the Rider terminates after the exercise effective date and while the Policy is In Force, any amount by which the Policy Debt exceeds the Accumulated Value is due and payable to us.

Possible Tax Consequences

You should be aware that the tax consequences of this Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when this Rider is exercised. You should consult a tax advisor as to the tax risks associated with this Rider.

Example

A Policy is issued to an Insured age 55 with a Face Amount of $250,000, Death Benefit Option A and the Guideline Premium Test was elected. This Rider is automatically added to the Policy at issue. There is no charge for this Rider until it is exercised. During the first 17 years of the Policy, the Insured makes additional premium payments, withdrawals and takes out loans. Over the next 3 Policy years, the Insured takes out additional loans on the Policy. This loan activity increases the total amount of loans which now exceed the Policy’s Accumulated Value, however, the Accumulated Value is still positive.

The Insured decides to exercise this Rider. Upon exercise, the one-time Rider charge will be assessed. No more loans, premium payments, or withdrawals will be allowed while this Rider is in effect. As long as the Rider stays in effect, the Policy will not lapse even if the Accumulated Value is insufficient to cover any Policy charges.

Premier LTC Rider

(This Rider is called “Accelerated Death Benefit Rider for Long-Term Care” in your Policy)

The Premier LTC Rider (LTC Rider) is a long-term care insurance rider that provides benefits for Covered Services incurred for Adult Day Care, Assisted Living Care, Home Health Care, Hospice Care, and Nursing Home Care. The Rider accelerates all or a portion of the Policy’s Death Benefit if you become Chronically Ill. You can only elect the LTC Rider at Policy issue. The Rider allows the Policy Owner to accelerate the Policy’s death benefit proceeds as a monthly benefit for Covered Services while the Insured is Chronically Ill and receiving Qualified Long-Term Care Services at an approved location as prescribed under a Plan of Care, subject to the limitations, exclusions and eligibility conditions defined in the Rider (see the Limitations, Exclusions and Eligibility Conditions for Benefits subsection below).  We assess a monthly charge for the Rider. For more information, please see APPENDIX: STATE LAW VARIATIONS. This Rider must be elected at Policy Issue.

This Rider cannot be added to any policy that has the Premier Living Benefit Rider 2 attached. You may elect both the Terminal Illness Rider and the LTC Rider at policy issue, as long as the Insured meets the eligibility requirements for each rider.

If you choose to exercise the Rider, at the time we pay any benefit payment, we will reduce your Policy’s Death Benefit by an amount greater than the benefit payment itself, as described in the Rider. Other Policy values, including but not limited to Surrender Charge, Accumulated Value and Total Face Amount will be reduced pro rata.

30-Day Right to Examine

The Owner has 30 days from the day this Rider is received to examine and return it to us if the Owner decides not to keep this Rider.  The Owner does not have to tell us the reason for returning this Rider.  The Rider can be returned to us at our Administrative Office or to the Producer through whom it was bought.  If you wish to cancel the Rider without cancelling the Policy, you must return the Policy and this Rider to us so that we can send you back the Policy without this Rider.  We will refund, as a credit to the Policy, the full amount of any Rider Charges paid within 30 days of such a Rider return and the Rider will be void from the start.

Rider Charge

We assess the LTC Rider Charge on each Monthly Payment Date and deduct it from the Policy’s Accumulated Value. The current charge for this Rider is $0.01-$1.15 per $1,000 of LTC Net Amount at Risk. The maximum monthly charge for this Rider is equal to (a × b) where:

(a) is the Maximum Monthly LTC Rider Charge Rate as shown in the Policy Specifications divided by 1000; and

(b) is the LTC Net Amount at Risk.

During any Claim Period, we will waive any LTC Rider Charges that would occur as part of the Policy Monthly Deduction. Any LTC Rider Charges will also be waived when calculating any waiver of charges coverage on the Policy. The charges will resume when the Claim Period is no longer in effect. Rider charges will apply during any Elimination Period.

A hypothetical example of a Maximum Monthly LTC Rider Charge Calculation:

Assume the following:

• Policy Death Benefit is $1,000,000

• LTC Coverage Amount is $750,000

• Policy Net Amount at Risk (NAR) is $948,351

• Maximum Monthly LTC Rider Charge rate per $1000 of LTC NAR is 0.3426

LTC NAR = $711,263.25. The LTC Net Amount of Risk (NAR) is calculated on each Monthly Payment Date as [a × b] ÷ c where:

(a) is the LTC Coverage Amount;

(b) is the Policy’s Net Amount at Risk; and

(c) is the Policy’s Death Benefit.

LTC Rider Charge = [Maximum Monthly LTC Rider Charge Rate ÷ 1000] x LTC NAR = $243.68

Rider Terms

Acceleration Percentage – an amount used to calculate Policy and Rider values after a benefit payment and after the corresponding reduction to the Policy’s Total Face Amount. It is calculated after each benefit payment as the LTC Benefit Amount divided by the Policy Death Benefit prior to the benefit payment.

Activities of Daily Living – generally include the following self-care functions:

• Bathing oneself

• Continence

• Dressing oneself

• Feeding oneself

• Getting oneself to and from the toilet

• Transferring oneself into or out of a bed, chair or wheelchair.

The Rider attached to your Policy contains more detailed information about these self-care functions.

Adjusted LTC Coverage Amount – the amount used to calculate the Maximum Monthly Benefit Payment Amount. If no benefits have been paid under the Rider, the Adjusted LTC Coverage Amount is equal to the LTC Coverage Amount. Any decrease to LTC Coverage Amount will also decrease the Adjusted LTC Coverage Amount by the same dollar amount, except that the Adjusted LTC Coverage Amount will not be reduced for a benefit payment under this rider. We do not allow increases to the Adjusted LTC Coverage Amount.

Assessment –an evaluation done in the United States by a Licensed Health Care Practitioner to determine or verify that the Insured is a Chronically Ill Individual.

Assisted Living Care – personal/custodial monitoring and assistance with Activities of Daily Living provided in a residential setting in an Assisted Living Facility.

Assisted Living Facility – a facility that is licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing ongoing Assisted Living Care and related services as described in the Rider.

Chronically Ill Individual – an Insured who has been certified in writing as:

• Being unable to perform at least two Activities of Daily Living without hands-on or standby assistance from another individual for a period of at least 90 days due to a loss of functional capacity; or

• Requiring substantial supervision by another person for protection from threats to the Insured’s health or safety due to a Severe Cognitive Impairment as described in the Rider.

Claim Forms – we will provide Claim Forms for the filing of a Proof of Loss when we receive the notice of claim. If the Owner, Insured or Insured’s Representative does not receive the necessary Claim Forms within 15 days, a Proof of Loss can be filed without them by sending us a letter which describes the occurrence, the character and the extent of the loss for which the claim is made. That letter must be sent to us at our Administrative Office within the time noted below under Proof of Loss.

Claim Period- an uninterrupted period of time during which benefits are being paid under this Rider. The Claim Period for an occurrence begins on the date a benefit payment is made. After the final benefit payment for an occurrence is made, the Claim Period terminates at the end of the day prior to the next Monthly Payment Date.

Confinement or Confined – an Insured who is a resident in a Nursing Home Facility, an Assisted Living Facility or a Hospice Care Facility for a period for which a room and board charge is made.

Covered Services – the types of Qualified Long-Term Care Services the Insured must receive and must be prescribed under a Plan of Care in order to qualify for a benefit to be payable under this Rider.

Elimination Period –the total number of days that the Insured is a Chronically Ill Individual before benefits are payable. The Elimination Period is 90 days for all covered services. The Elimination Period must only be met once; any subsequent claim will not be subject to a new Elimination Period

Home Health Care –medical and non-medical services, provided to ill, disabled or infirm persons by a Home Health Care Agency in their residences.

Home Health Care Agency –an entity that is licensed or certified to provide Home Health Care for compensation by the state in which it operates and employs staff who are qualified by training or experience to provide such care.

Hospice Care –services designed to provide palliative care and alleviate the Insured’s physical, emotional and social discomforts if he or she is Terminally Ill and in the last phases of life.

Hospice Care Facility –a facility that is appropriately licensed or certified to provide Hospice Care in the state in which it operates.

Immediate Family Member – the Insured’s Spouse and the parents, brothers, sisters and children of either the Insured or the Insured’s Spouse by blood, adoption or marriage.

In Good Order – the date the applicable Elimination Period has been completed and all of the requirements under the eligibility conditions for the payment of benefits under this Rider have been met and verified by us.

Licensed Health Care Practitioner – a physician, a registered professional nurse, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of the Treasury of the United States. A Licensed Health Care Practitioner must reside in the United States and cannot be you or an Immediate Family Member.

LTC Coverage Amount – the total benefits payable under the Rider, adjusted for certain policy transactions as further described in LTC Coverage Amount.

LTC Net Amount at Risk (NAR) – the LTC NAR is calculated on each Monthly Payment Date as (a) multiplied by (b) divided by (c) where:

 (a) is the LTC Coverage Amount;

 (b) is the Net Amount at Risk of the Policy; and

 (c) is the Death Benefit of the Policy.

Maintenance or Personal Care Services – means any care the primary purpose of which is the provision of needed assistance with any of the disabilities as a result of which the Insured is a Chronically Ill Individual. This includes protection from threats to health and safety due to Severe Cognitive Impairment.

Minimum LTC Coverage Amount – the minimum amount of long term care coverage available under the Rider; generally $50,000 but varies by state and is shown in your policy specifications.

Minimum Premium Requirements – if your Policy has minimum earnings benefits, any Minimum Premium Requirement is reduced on the date of the claim by an amount equal to the Minimum Premium Requirement prior to the benefit payment multiplied by the Acceleration Percentage. The total premium paid used to meet any Minimum Premium Requirement is reduced on the date of the claim by an amount equal to the total premium paid prior to the benefit payment multiplied by the Acceleration Percentage.

Monthly Per Diem Limitation – the Per Diem Limitation declared by the Internal Revenue Service and in effect on the date any LTC Benefit is effective, multiplied by the Maximum Per Diem Limitation Percentage shown in the Policy Specifications then multiplied by 30. The IRS releases updated Per Diem Limitations annually.  Current Per Diem Limitations can be found on the IRS’ website at www.irs.gov. You may also contact us at our Life Insurance Operations Center to request a quote for the current Limitations.

Nursing Home Care –nursing care and related services provided on an in-patient basis by a Nursing Home Facility.

Nursing Home Facility – a facility or distinctly separate part of a hospital or other institution that is appropriately licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing Nursing Home Care to inpatients under a planned program supervised by a Physician.

Option C Amount – if Death Benefit Option C is elected, the Option C Amount is the Policy’s Total Face Amount plus premiums paid, less any withdrawals (WD) or other distributions and is subject to Death Benefit Option C Limit as described in the Policy Specifications.

Physician – a doctor of medicine or osteopathy legally authorized to practice medicine and surgery by the state in which he or she performs such function or action (as defined in Section 1861(r)(1) of the Social Security Act).

Plan of Care – a written individualized plan of services which is appropriate and consistent with the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”). An approved Plan will be consistent with the care needs that were verified during the process of establishing that the Insured is a Chronically Ill Individual.  When we have received all information required to verify the Plan of Care, which will include the proposed provider of long term care services, we will generally complete the verification process within ten business days of the date of the claimant’s benefit eligibility approval.

Proof of Loss – written Proof of Loss is information satisfactory to us that describes and confirms that the Insured has met the eligibility requirements for the payment of benefits. We will request Proof of Loss; we may require Proof of Loss from the Insured on a monthly or per occurrence basis. An occurrence is an uninterrupted period of time during which the Insured is claiming benefits under this Rider. If the Insured recovers, but later opens a new claim, the subsequent claim will be considered a new occurrence. You must provide written Proof of Loss within 90 days after the occurrence or commencement of any loss covered for which benefits are claimed. However, we will still consider a claim if it was not possible to secure proof within the 90-day time frame and you provided the Proof of Loss as soon as reasonably possible thereafter. Except in the absence of legal capacity, we will not consider an expense to be a Covered Expense if Proof of Loss for that expense is furnished more than one year after the date the proof is otherwise required.

Qualified Long-Term Care Services – services that meet the requirements of Section 7702B(c)(1) of the Internal Revenue Code of 1986, as amended, as follows: necessary diagnostic, preventative, therapeutic, curing, treating, mitigating and rehabilitative services, and Maintenance or Personal Care Services which are required by a Chronically Ill Individual and are provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner.

Severe Cognitive Impairment – means a deficiency in an individual’s short or long-term memory, orientation as to person, place and time, deductive or abstract reasoning, or judgment as it relates to safety awareness.

Terminally Ill – means the Insured has a life expectancy of 12 months or less, as certified by a Physician.

Limitations, Exclusions and Eligibility Conditions for Benefits

To receive the Rider Benefit, you must satisfy the following conditions:

• A Licensed Health Care Practitioner certifies the Insured as being a Chronically Ill Individual;

• The Insured receives care that is a Covered Service under this Rider and care is provided pursuant to a written Plan of Care;

• Coverage under this Rider is In Force on the date(s) the care is received;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent to payment of benefits;

• The applicable Elimination Period has been satisfied.

If the Insured recovers from a Chronic Illness and the LTC Coverage Amount has not been exhausted, a new claim may be initiated, subject to the same eligibility requirements that applied to the initial claim. However, the Elimination Period will already have been satisfied. Benefits for subsequent claims will be calculated in the same manner as they were for the initial claim.

You must elect to accelerate benefits under the Policy by making a claim for benefits under this Rider. If the entire Death Benefit under the Policy is accelerated under the terms of this Rider, the Policy will terminate.

Certain pre-existing condition limitations apply. A pre-existing condition is any condition for which the Insured received medical advice or treatment in the six months preceding the LTC Rider Effective Date. If the Insured is Confined for a pre-existing condition that was disclosed in the application, that condition is considered a covered expense and the Elimination Period will begin on the Rider Effective Date. We will not pay benefits for a Confinement due wholly or in part to a pre-existing condition which is not disclosed in the application if the need for services begins during the first six months after the Rider Effective Date.

The Rider will not pay benefits for:

• Care or services provided by the Insured’s Immediate Family unless:

• He or she is a regular employee of an organization which is providing the treatment, service or care; and

• The organization receives the payment for the treatment, service or care;

• Care or services for which no charge is made in the absence of insurance;

• Care or services that result from an attempt at suicide (while sane or insane) or an intentionally self- inflicted injury;

• Care or services that result from alcoholism or drug addiction;

• Care or services that result from committing or attempting to commit or participating in a felony, riot or insurrection;

• Care or Services received outside the United States unless the initial and any annual renewal certifications are completed by a Licensed Health Care Practitioner.

• Care or services that result from active duty in the armed forces of any nation or international government or units auxiliary thereto, or the National Guard;

• Care or services that result from war or any act of war, whether declared or undeclared;

• Treatment provided in a government facility (unless current or future law requires that this Rider provide coverage);

• Services for which benefits are available under Medicare or other governmental program (except Medicaid), any state or federal workers’ compensation, employer’s liability or occupational disease law, or any motor vehicle no-fault law; or

• Services received while this Rider is not In Force, except as provided in the Extension of Benefits provision.

LTC Coverage Amount

The LTC Coverage Amount is the maximum amount of benefits payable under this Rider. The initial LTC Coverage Amount is shown in the Policy Specifications and is adjusted thereafter as described below. The LTC Coverage Amount will never exceed the Policy’s Total Face Amount, or, if Death Benefit Option C is in effect, the lesser of the Total Face Amount or the Option C Amount.

The LTC Coverage Amount will be decreased at the time:

• we receive your Written Request;

• we pay a benefit in accordance with the terms of the Rider;

• a withdrawal from the Policy occurs; or

• the LTC Coverage Amount is greater than the Policy’s Total Face Amount; or, if you selected Death Benefit Option C, the LTC Coverage Amount will be decreased to the lesser of the Policy’s Total Face Amount or the Option C Amount.

Transaction	Reduction to LTC Coverage Amount	LTC Coverage Amount After Transaction
Benefit Payment	LTC Benefit Amount	A – B where: A is the LTC Coverage Amount before Benefit Payment; and B is the LTC Benefit Amount See Example #1 below
Withdrawal	Withdrawal /Policy Death Benefit x LTC Coverage Amount	A x ( 1- B/C) where: A is the LTC Coverage Amount before the withdrawal; B is the Withdrawal; and C is the Policy Death Benefit before the withdrawal See Example #2 below
Other reduction to the Total Face Amount (Death Benefit Option A or B is in effect)	Maximum of A or (B – C) where: A is 0; B is the LTC Coverage Amount; and C is the Policy Face Amount after the face reduction	Minimum of A or B where: A is the LTC Coverage Amount before the reduction to Total Face Amount; and B is the Total Face Amount after the reduction See Example #3 below
Other reduction to the Total Face Amount (Death Benefit Option C is in effect)	Maximum of A or (B – C) where: A is 0; B is the LTC Coverage Amount; and C is the lesser of Policy Face Amount after the face reduction or the Option C Amount after the face reduction

Minimum of A, B or C where:

A is the LTC Coverage Amount before the reduction to Total Face Amount;

B is the Total Face Amount after the reduction;

C is the Option C Amount after the reduction to Total Face Amount

See Example #4 below

If no benefits have been paid under the Rider, the Adjusted LTC Coverage Amount is equal to the LTC Coverage Amount. Any decrease to LTC Coverage Amount will also decrease the Adjusted LTC Coverage Amount by the same dollar amount, except that the Adjusted LTC Coverage Amount will not be reduced for a benefit payment under this rider. We do not allow increases to the Adjusted LTC Coverage Amount.

Hypothetical Example #1:

Assume the following:

• LTC Coverage Amount at issue is $750,000 and Total Face Amount is $1,000,000

• LTC Benefit Amount = $10,000

Then:

LTC Coverage Amount = $740,000 ($750,000 - $10,000)

Adjusted LTC Coverage Amount = $750,000 (benefit payment does not reduce the Adjusted LTC Coverage Amount)

Hypothetical Example #2:

Assume the following:

• LTC Coverage Amount is $740,000;

• Death Benefit Option B

• Adjusted LTC Coverage Amount is $750,000,

• Total Face Amount is $1,000,000

• Accumulated Value is $50,000

• Death Benefit is $1,050,000

• Withdrawal processed for $25,000

Then:

LTC Coverage Amount after WD = LTC Coverage Amount before Withdrawal x (1 – WD/DB) = $722,380.95

This is a reduction of $17,619.05 (740,000 – 722,380.95). The same dollar amount reduces the Adjusted LTC Coverage Amount.

Adjusted LTC Coverage Amount = $732,380.95

Hypothetical Example #3:

Assume the following:

• LTC Coverage Amount is $722,380.95

• Adjusted LTC Coverage Amount is $732,380.95

• Total Face Amount is $1,000,000

If there is a policy transaction that reduces the Total Face Amount to $800,000 there is no reduction to the LTC Coverage Amount or the Adjusted LTC Coverage Amount. This is because the LTC Coverage Amount of $722,380.95 is still less than the Total Face Amount after reduction to $800,000.

If a there is a policy transaction that reduces the Total Face Amount to $600,000, then the LTC Coverage Amount is reduced to $600,000 so that the LTC Coverage Amount does not exceed the Total Face Amount. This is a reduction of $122,380.95 and this same dollar amount will reduce the Adjusted LTC Coverage Amount. The Adjusted LTC Coverage Amount after this reduction is $610,000.

Hypothetical Example #4: (Option C)

Assume the following:

• LTC Coverage Amount is $950,000

• Adjusted LTC Coverage Amount is $950,000

• Total Face Amount is $1,000,000

• DB Option C is in effect

• Cumulative Premiums = 100,000

• Cumulative Withdrawals = 150,000

The Option C Amount before the face reduction = 950,000 (1,000,000 + 100,000 – 150,000)

The Face Amount is reduced to 975,000

After this reduction to Total Face Amount, the Option C Amount is 925,000 (975,000 + 100,000 – 150,000)

Although the LTC Coverage Amount does not exceed the Total Face Amount after the reduction to the Total Face Amount, the LTC Coverage Amount does exceed the Option C Amount. Therefore, after the reduction to the Total Face Amount, the LTC Coverage Amount is reduced to $925,000. (The Adjusted LTC Coverage Amount is also reduced to $925,000).

The Rider at Exercise

The LTC Benefit Amount is the lesser of the dollar amount you requested or the Maximum Monthly Benefit Payment Amount available under this Rider. Any requested LTC Benefit Amount may not be less than the Minimum Monthly Benefit Payment Amount.

The Maximum Monthly Benefit Payment Amount is the lesser of:

• The Maximum Monthly Percentage multiplied by the Adjusted LTC Coverage Amount; or

• The Monthly Per Diem Limitation; or

• The LTC Coverage Amount.

The Maximum Monthly Percentage is the maximum percentage of the Adjusted LTC Coverage Amount that will be paid as a monthly LTC Benefit. You elect the Maximum Monthly Percentage shown in the Policy Specifications at Policy issue and cannot change it thereafter.

Provided the Policy is not in its Grace Period, the amount of the LTC Benefit Proceeds is equal to (a - b) where:

(a) is the LTC Benefit Amount; and

(b) is any Policy Debt immediately prior to the benefit payment, multiplied by the Acceleration Percentage.

LTC Benefit Proceeds During Policy Grace Period - If benefit payment is made while the Policy is in its Grace Period, we reduce the payment by any unpaid Monthly Deductions. The LTC Benefit Proceeds are equal to: (a – b – c) where:

(a) is the LTC Benefit Amount; and

(b) is any Policy Debt immediately prior to the benefit payment, multiplied by the Acceleration Percentage; and

(c) is any Monthly Deductions due and unpaid immediately prior to the benefit payment, multiplied by 1 minus the Acceleration Percentage.

If (b + c) is greater than (a), no benefit payment will be made and the Policy will remain In Force.

A hypothetical example where the Policy is not in the Grace Period:

Assume the following:

• LTC Coverage Amount is $750,000

• LTC Benefit Amount is $10,000

• Policy Debt before the benefit payment is $5,000

• Policy Death Benefit before the LTC Benefit Amount is $1,000,000

Acceleration Percentage = 10,000 ÷ 1,000,000 = 1%

LTC Benefit Proceeds = 10,000 – (5,000 x 1%) = $9,950.00

A hypothetical example where the Policy is in the Grace Period:

Assume the following:

• LTC Coverage Amount is $750,000

• LTC Benefit Amount is $10,000

• Policy Accumulated Value is $15,000

• Policy Debt before the benefit payment is $15,200

• Monthly Deductions due and unpaid is $200

• Policy Death Benefit before the LTC Benefit Amount is $1,000,000

Acceleration Percentage = 10,000 ÷ 1,000,000 = 1%

We will reduce Policy Debt, Accumulated Value and Monthly Deductions due and unpaid each by the Acceleration Percentage (1%):

• Accumulated Value after the benefit payment is $14,850

• Policy Debt after the benefit payment is $15,048

• Monthly Deductions due and Unpaid after the benefit payment is $198.00

LTC Benefit Proceeds = $10,000 - $152 - $198 = $9,650.00

If a benefit payment is made on the Monthly Payment Date, the benefit payment will be processed before the calculation of the Policy Monthly Deductions.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, the following values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

• the Policy’s Total Face Amount;

• the Policy’s Accumulated Value;

• any Alternate Accumulated Value of the Policy or any rider;

• any Policy debt;

• any alternate loan values;

• any Surrender Charge applicable for each Coverage Layer unless the Policy has a Maximum Surrender Charge. If your Policy has a Maximum Surrender Charge, it will be reduced by the Acceleration Percentage;

• any Monthly Deduction due and unpaid during a Policy Grace Period;

• For Policies with Death Benefit Option C, the sum of the premiums less withdrawals and other distributions as described in the Policy; and

• For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

For example, if the Acceleration Percentage is 2%, each of the above values is reduced by 2% as shown below:

Policy Value	Before benefit payment	Reduction (2% x Value)	After benefit payment
Total Face Amount	$500,000	$10,000	$490,000
Accumulated Value	$50,000	$1,000	$49,000
Policy Debt	$25,000	$500	$24,500
Alternate Accumulated Value	$15,000	$300	$14,700
Surrender Charge	$1,000	$20	$980

Other values reduced by the Acceleration Percentage are reduced in a similar manner as shown in the example above.

The Face Amount of each Coverage Layer of the Policy or any term insurance Rider on the Insured will be reduced according to the terms of the Policy and Rider. You may not decrease the Total Face Amount starting on the date a claim is In Good Order and continuing until the end of that Claim Period.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following a Benefit payment.

After reduction to your Policy’s Accumulated Value and any Policy Debt, any amount of Monthly Deductions that are due and unpaid at the time of a benefit payment are reduced by an amount equal to the Acceleration Percentage multiplied by the Monthly Deduction due and unpaid prior to the benefit payment.

Transfers of Accumulated Value during any Claim Period

Transfers from the Fixed Account or the Fixed LT Account to the Variable Investment Options are not permitted. You may transfer Accumulated Value from the Variable Investment Options to the Fixed LT Account, subject to limitations on allocations to the Fixed Options.

Other Effects on the Policy

Beginning on the date a claim is In Good Order under this Rider:

• We will not allow Death Benefit Option Changes, except for changes into Death Benefit Option A;

• We will not allow any requested increases in benefits under the Policy or any Riders; and

• We will discontinue the Automated Income Option or any other systematic distribution program in effect.

You may not request a Policy Loan or Policy Withdrawal starting on the date a claim is In Good Order and continuing until the end of that Claim Period. When a Claim Period is no longer in effect, Policy Loans and Policy Withdrawals will be available according to the terms of the Policy.

The Riders After Exercising the Premier LTC Rider

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. Charges may be affected by the reduction in benefits and policy values. In addition:

• For any policies with term insurance that provide a termination credit, the termination credit basis is reduced on the date of each benefit payment by an amount equal to the value of the termination credit basis prior to the benefit payment multiplied by the Acceleration Percentage;

• For any no-lapse guarantee rider using no lapse guarantee premiums (Short-Term No-Lapse Guarantee Rider), the no-lapse premium and the no-lapse credit will be reduced on the date of each benefit payment;

• For policies with overloan protection riders (Overloan Protection 3 Rider), the overloan protection riders cannot be exercised starting on the date a claim is In Good Order and continuing until the end of that Claim Period;

• For policies with any minimum earnings benefit rider, any Minimum Premium Requirement is reduced by an amount equal to the Minimum Premium Requirement prior to the benefit payment multiplied by the Acceleration Percentage on the date of the claim.

Lapse Protection during Claim Period

During any Claim Period, the Policy and Riders will not lapse. On each Monthly Payment Date during any Claim Period, we will make a determination of the Policy’s Net Accumulated Value. If the Policy’s Net Accumulated Value is greater or equal to zero, the Net Accumulated Value will not be reduced to less than zero, except for any amount attributable to any loan or alternate loan that would otherwise reduce the Net Accumulated Value. If the Policy’s Net Accumulated Value is less than zero, the Net Accumulated Value will not be reduced further, except for any amount attributable to any loan or alternate loan that would otherwise reduce the Net Accumulated Value. Policy loans and alternate loans will continue to be processed according to the Policy and may result in a negative Net Accumulated Value. You may have to pay additional Premium to prevent your Policy and any Riders from lapsing when the Claim Period is no longer in effect. If the Insured dies during the Claim Period, we will pay the Policy’s Death Benefit as defined in the contract. If we receive notification of the Insured’s death before a benefit payment is made, we will not make the benefit payment. If we receive notification of the Insured’s death after a benefit payment is made, the benefit payment will reduce the Death Benefit proceeds payable under the Policy.

A hypothetical example with no Policy Debt:

Assume the following:

• Accumulated Value prior to Monthly Deductions or benefit payment is $1,201

• At benefit payment, Acceleration Percentage is 1%

• Accumulated Value after benefit payment, but before Monthly Deductions is $1,189

• Monthly Deductions due is $1,500

We will limit monthly deductions to $1,189 so that after the monthly deductions are assessed, the Accumulated Value is 0. The difference is “offset” and there is no requirement that this offset amount ever be repaid.

A hypothetical example with Policy Debt:

Assume the following:

• Accumulated Value prior to Monthly Deductions or benefit payment is $1,201

• Policy Debt prior to benefit payment is $500

• At benefit payment, Acceleration Percentage is 1%

• Accumulated Value after benefit payment, but before Monthly Deductions is $1,189

• Policy Debt after the benefit payment is $495

• Net Accumulated Value is $694 ($1,189 - $495)

• Monthly Deductions due is $1,500

We will limit monthly deductions to $694 so that after the monthly deductions are assessed, the Net Accumulated Value is 0. The difference is “offset” and there is no requirement that this offset amount ever be repaid. Note that loan interest charge will be added to the policy debt so that the Net Accumulated Value at the end of the month will be negative.

Rider Termination

The Rider is effective on the Rider Effective Date unless otherwise stated. It will terminate on the same date any of the following occur:

• The Insured’s death;

• The Rider is cancelled pursuant to the Owner’s request;

• Exercise of any Policy overloan protection (Overloan Protection 3 Rider);

• Any terminal illness benefit payment resulting in an Adjusted LTC Coverage Amount that is less than the Minimum LTC Coverage Amount;

• The LTC Coverage Amount is zero; or

• The Policy is terminated.

Lapse and Reinstatement

The Policy’s Lapse and Reinstatement section applies to the Rider, except as follows:

• We will provide Notice of pending lapse or termination for non-payment of premium to you and the Insured, any assignee of record and any additional designee;

• To protect the Policy and Rider against unintentional lapse, you must designate at least one additional person to receive the lapse notice or you must waive the designation in writing;

• We will waive any LTC Rider Charges that would occur as part of the Policy Monthly Deduction during any Claim Period;

• The Policy and Riders will not lapse during any Claim Period and the Policy’s Net Accumulated Value will not be reduced to less than zero, except for amounts attributable to Policy loans.

You may have to pay additional Premium to prevent your Policy and any Riders from lapsing when the Claim Period is no longer in effect.

You can reinstate your Rider under the Rider’s Reinstatement provision within six months from the end of the Grace Period and subject to our approval of your reinstatement application. A reinstated Rider will only cover loss resulting from an injury or condition that begins after the date of reinstatement. Otherwise, you will have the same rights under the Rider as you had before it terminated. If the Rider terminates while the Insured is Chronically Ill, we may reinstate coverage subject to conditions described in the Rider.

You cannot reinstate the Rider after six months from the end of the Grace Period, even if your Policy is reinstated.

Extension of Benefits

If this Rider terminates while the Insured is Confined in a Nursing Home Facility, Hospice Care Facility, or an Assisted Living Facility, benefits may be paid for such Confinement if the Confinement began while this Rider was In Force and the Confinement continues without interruption after termination. Extension of benefits stops on the earliest of:

• The date when the Insured no longer meets the eligibility for the payment of benefits requirements;

• The date the Insured is no longer Confined in a Nursing Home Facility, Hospice Care Facility, or an Assisted Living Facility; or

• The date when the LTC Coverage Amount remaining after a monthly benefit payment is zero.

This Extension of Benefits provision is subject to all provision of this rider and all applicable coverage maximums.

If benefits are continued under this Extension of Benefits provision because the Policy has lapsed, no Death Benefit will be payable to the beneficiary under the Policy.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected. See the VARIABLE LIFE INSURANCE AND YOUR TAXES- Modified Endowment Contracts and HOW PREMIUMS WORK-Limits on the Premium Payments You Can Make section for more information on the relation of the Policy’s Death Benefit to premium payments and Modified Endowment Contract status.

Claims Provisions

We prefer that either you or the Insured notify us as soon as the Insured first becomes eligible and may soon need care covered by this Rider. Notify us even if you or the Insured is unsure, and we can help determine whether the Insured is eligible for benefits. To file a claim, you or the Insured may call us, notify us in writing or submit a completed Claim Form we provide.

When we receive the notice of claim, we will expect the Insured to submit a completed Claim Form. The information needed to establish the Insured’s eligibility for benefits will include:

• Certification by a Licensed Health Care Practitioner that the Insured is a Chronically Ill Individual;

• Confirmation through sufficient Proof of Loss that the Insured has incurred an expense for a Qualified Long-Term Care Service to initiate the Elimination Period; and

• A Plan of Care.

In order to ensure that the Insured continues to meet the eligibility conditions for Rider Benefits throughout the Claim Period, we reserve the right to have the Insured evaluated by our nurse, to contact the Insured’s Physician(s) or other care provider and to review the Insured’s medical records at any time during the Claim Period.

We will provide Claim Forms for the filing of a Proof of Loss when we receive the notice of claim. If you, the Insured or the Insured’s Representative does not receive the necessary Claim Forms within 15 days, you can file a Proof of Loss without them by sending us a letter describing the occurrence, the character and the extent of the loss for which the claim is made. That letter must be sent to us at our Administrative Office within 90 days following the loss for which benefits are claimed. We will not pay benefits until we verify eligibility for benefits.

Once a claim is In Good Order, benefit payments will start within 30 business days. Benefit payments will be made as long as the insured continues to meet the eligibility for the payment of benefits and our liability continues. Any periodic benefit payments will be made on a monthly basis as long as the loss and our liability continue. We pay the Benefits to you (or your designee) unless the Policy has been otherwise assigned.

If you or the Insured disagree with our decision regarding a claim, you may submit a Written Request for reconsideration of your claim within 60 days of that decision. Any internal review of claim decisions will be consistent with applicable laws and regulations. You or the Insured should submit any additional information that you or the Insured feel is necessary for our review.

Care Coordination

The Rider provides access to Care Coordination under a national long-term care services referral network via a toll-free telephone number. Care Coordination helps identify a person’s functional, cognitive, personal and social needs for care and services and can help link the person to a full range of appropriate services. Services include free consultation, Assessments and tailored information to assist in planning and implementing a Plan of Care. There is no additional charge for this service and it has no effect on the LTC Coverage Amount. This service is subject to availability and may be modified, suspended, or discontinued at any time upon thirty days written notice.

Premier Living Benefits Rider 2

(This Rider is called “Accelerated Death Benefit Rider for Chronic Illness and Terminal Illness” in your Policy.)

This Rider is only available at Policy issue and is not available for Policy’s issued in California. See Premier Living Benefits Rider below for Policy’s issued in California. In addition, this Rider is not available for Policy’s issued with the Terminal Illness Rider.

The Premier Living Benefits Rider is a chronic illness and terminal illness Rider that provides protection from the financial impacts of becoming chronically ill or terminally ill by providing acceleration of a portion of the Death Benefit.

There is no additional cost for the rider. However, if you choose to exercise the Rider, at the time we pay any Benefit payment, we will reduce your Policy’s Death Benefit by an amount greater than the Benefit payment itself, as described in the Rider. Other Policy values, including but not limited to Surrender Charge, Accumulated Value and Total Face Amount will be reduced pro rata.

There is no separate premium requirement for this Rider. However, this Rider does not eliminate the need to pay premiums to keep the Policy in force. Even when receiving payment benefits under this Rider, the Owner must continue to pay any necessary premiums to avoid policy lapse.

You may opt out of the Rider at any time after the Policy is issued. There is no charge for opting out of the Rider.

Rider Terms

Accelerated Death Benefit – the adjusted death benefit or portion of death benefit that is paid to a Chronically or Terminally Ill Individual.

Activities of Daily Living – generally include the following self-care functions:

• Bathing oneself

• Continence

• Dressing oneself

• Feeding oneself

• Getting oneself to and from the toilet

• Transferring oneself into or out of a bed, chair or wheelchair.

The Rider attached to your Policy contains more detailed information about these self-care functions.

Benefit Payment – the periodic or lump sum payment of the Accelerated Death Benefit proceeds.

Benefit Payment Date – the date or dates that a Benefit Payment is paid. Benefits will be paid when we confirm that the Insured has met the required conditions. See the Eligibility Conditions subsection below.

Certification of Illness – is either of the following:

• A written certification from a Licensed Health Care Practitioner that the insured is a Chronically Ill Individual who meets the conditions of this Rider. Each certification is valid for a 12-month period and must state that the Chronic Illness is expected to be permanent; or

• A written certification from a Licensed Physician that the insured is a Terminally Ill Individual who meets the conditions of this Rider. The certification must include the clinical, radiological or laboratory evidence of the condition that supports the certification.

We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Health Care Practitioner or Licensed Physician, eligibility for Benefits will be determined by a third party Licensed Health Care Practitioner or Licensed Physician who is mutually acceptable to you and to us.

Chronic Illness - a medical condition where the Chronically Ill Individual has received a certification of illness that states:

• They are permanently unable to perform at least two Activities of Daily Living without hands-on or stand-by assistance from another individual; or

• They require permanent continual supervision by another person for protection from threats to the Insured’s health or safety due to severe cognitive impairment (deficiency in short or long-term memory, orientation as to person, place, and time, deductive or abstract reasoning, or judgment as it related to safety awareness.

Chronically Ill Individual – an Insured who has been certified as having a Chronic Illness.

Initial Eligible Amount – the lesser of the Maximum Lifetime Chronic Illness Benefit or the Death Benefit, when the first Benefit Payment under this Rider is made.

Licensed Health Care Practitioner – a physician, registered nurse, licensed social worker or other individual whom the United States Secretary of the Treasury may prescribe by regulation, and resides in the United States. A Licensed Health Care Practitioner may not be the Insured, the Owner, or the Insured’s or Owner’s spouse, child, stepchild, brother or sister, parent or grandparent, or the spouse, child, stepchild, brother, sister, parent, or grandparent of any of these persons. The Licensed Health Care Practitioner must be independent of us, meaning he or she may not be our employee or be compensated in a manner that is linked to the outcome of the certification.

Licensed Physician – a physician who is licensed and residing in the United States and the physician is not the Owner, the Insured, or the Insured’s or Owner’s spouse, child, stepchild, brother or sister, parent or grandparent, or the spouse, child, stepchild, brother, sister, parent, or grandparent of any of these persons. The Licensed Physician must be independent of us, meaning he or she may not be our employee or be compensated in a manner that is linked to the outcome of the certification.

Maximum Lifetime Chronic Illness Benefit – the maximum amount of Death Benefit that you can accelerate as a Chronic Illness Benefit during the Insured’s lifetime, as shown in your Policy Specifications. The Chronic Illness Benefit will not exceed the actual death benefit at the time this Rider is exercised.

Per Diem Limitation – used in the calculation of the Chronic Illness Benefit. Either annual or monthly Benefit Payments may be elected and they are determined as follows:

• Annual Per Diem Limitation – the Per Diem Limitation as declared by the Internal Revenue Service on each Benefit Payment Date multiplied by the Maximum Per Diem Limit Percentage, then multiplied by 365.

• Monthly Per Diem Limitation – the Per Diem Limitation as declared by the Internal Revenue Service on each Benefit Payment Date multiplied by the Maximum Per Diem Limit Percentage, then multiplied by 30.

Terminal Illness – A medical condition where the Terminally Ill Individual has been certified to have a life expectancy that is reasonably expected to be 12-months or less from the Benefit Date.

Terminally Ill Individual – an Insured who has been certified as having a Terminal Illness.

Eligibility Conditions – Chronic Illness or Terminal Illness

Eligibility Conditions – To receive an Accelerated Death Benefit, all the following conditions must be satisfied:

• The Policy Owner must provide a written Request for Benefits. If we need additional information, within 15 days of our receipt of the written Request for Benefits, a Benefit Form will be provided to the Insured. You must submit written proof that the Insured is either a Chronically Ill or Terminally Ill Individual.

• The Insured must provide Certification of Illness that they are either a Chronically Ill Individual or a Terminally Ill Individual, whichever applies.

• The Owner must provide us with the written consent of the assignee of record named under the Policy, if any, or the irrevocable beneficiary named under the Policy, if any.

• There is no legal requirement that the benefit be used to meet the claims of creditors, whether in bankruptcy or otherwise, and there shall be no government agency that requires the benefit to apply for, obtain, or keep a government benefit or entitlement.

• The Chronic or Terminal Illness shall not be the result of attempted suicide, or intentionally self-inflicted injury.

Request for Benefits – A written request for benefits may be for either one of the following:

• Chronic Illness Benefits – may be made at any time after the date the Insured develops a Chronic Illness as defined in this Rider. Only one request for Chronic Illness Benefits may be submitted during any 12-month period and each request must include a new Certification of Illness. Requests should also include the desired dollar amount and your election of annual or monthly benefit proceeds.

• Terminal Illness Benefits - may be made at any time after the date the Insured develops a Terminal Illness as defined in this Rider. A request should include the desired dollar amount which is paid in one lump sum.

Accelerated Death Benefit Payments and Values – Chronic Illness Benefit

The Chronic Illness Benefit is the Accelerated Death Benefit payable when the Insured is a Chronically Ill Individual who has met the Eligibility Conditions subsection referenced above.

Chronic Illness Benefit Proceeds - the amount of Chronic Illness Benefits that is payable on each Benefit Payment Date.

The Chronic Illness Benefit Proceeds are equal to a – (b x c) – (d x c), where:

a = the Chronic Illness Benefit;

b = the Policy Debt prior to the payment of the Chronic Illness Benefit;

c = the Chronic Illness Acceleration Percentage; and

d = the sum of any Monthly Deductions that are due and unpaid prior to the payment of the Chronic Illness Benefit, if the Policy is in the Grace Period.

The Chronic Illness Acceleration Percentage is equal to (a ÷ b), where:

a = the Chronic Illness Benefit; and

b = the Chronic Illness Reduction Factor multiplied by the Death Benefit on the Benefit Payment Date.

The Chronic Illness Reduction Factor is equal to (c + d) ÷ e, where:

c = 100% of the Cash Surrender Value immediately prior to the benefit payment;

d = the Chronic Illness Risk Factor (which varies based on the Insured’s attained Age, sec and Risk Class, the Accelerated Death Benefit Interest Rate, and a mortality table for disabled lives declared by us) times the result of the Death Benefit less the greater of zero or the Accumulated Value immediately prior to the benefit payment; and

e = the Death Benefit.

Election of Proceeds - The Chronic Illness Benefit Proceeds may be paid in one annual payment or in 12-monthly payments. Proceeds will be paid as an annual benefit unless you elect to receive monthly payments.

Annual Benefit Proceeds – Under this option, you may elect to receive one annual payment that will not exceed the Maximum Annual Chronic Illness Benefit Amount. A new Certification of Illness is required before each election date, which is the start of a new 12-month period. The following stipulations apply:

• The amount of Chronic Illness Benefits requested may not be less than the Minimum Annual Chronic Illness Benefit Amount shown in the Policy Specifications; and

• The amount of Chronic Illness Benefits paid will never be greater than the Maximum Annual Chronic Illness Benefit Amount.

Monthly Benefit Proceeds – Under this option, you may elect to receive proceeds in 12-monthly payments that will result in payment of the Chronic Illness Benefit Proceeds over a 12-month election period or until you cancel your request. The amount of Monthly Benefit Proceeds may vary from month to month, but will not exceed the Maximum Monthly Chronic Illness Benefit Amount (shown in the Policy Specifications) each Benefit Payment Date. A new Certification of Illness is required before each election date, which is the start of each new 12-month period however a new Request for Benefits will not be required. The following stipulations apply:

• The amount of the Chronic Illness Benefits requested may not be less than the Minimum Monthly Chronic Illness Benefit Amount shown in the Policy Specifications;

• The Chronic Illness Benefit will never be greater than the Maximum Monthly Chronic Illness Benefit Amount on that Benefit Payment Date; and

• You may not change the dollar amount of the Chronic Illness Benefits you requested.

You may cancel an election of Monthly Benefit Proceeds at any time during the 12-month period that the Monthly Benefit Proceeds are being paid. However, a new Request for Chronic Illness Benefits may not be made until 12-months after the date the prior Request for Benefits was processed. Upon canceling your election, you will not receive any remaining monthly payments due and unpaid for the current 12-month election period.

Proceeds (annual or monthly) will be paid to you (or your designee) or your estate while the Insured is still living, subject to any required acknowledgment of concurrence for payout. Upon the death of the Owner we will pay the benefit, provided the benefit is requested prior to the Owner’s death, to his or her estate. Any payment of proceeds that is made in good faith by us is deemed irrevocable. Accelerated Death Benefits are paid as described in this Rider.

The Total Accelerated Chronic Illness Benefit is equal to the amount that the Death Benefit has been reduced as a result of paying an Accelerated Death Benefit under this Rider. The Total Accelerated Chronic Illness Benefit is equal to zero at the date of issue of this Rider.

Example

Assumptions

• Accumulated Value is $150,000

• Chronic Illness Benefit is $65,000

• Death Benefit is $600,000

• Cash Surrender Value is $100,000

• Chronic Illness Factor is 48.57734%

• Policy Debt is $20,000

The Reduction Factor is 0.5309967 = [$100,000 + 0.4857734 x ($600,000 - $150,000)] ÷ $600,000.

The Acceleration Percentage is 20.40188% = $65,000 ÷ (0.5309967 x $600,000)

The Chronic Illness Benefit Proceeds is $60,919.62 = $65,000 - ($20,000 x 0.2040188)

End of Example

Accelerated Death Benefit Payment and Values – Terminal Illness Benefit

Terminal Illness Benefit Proceeds – Terminal Illness Benefit Proceeds is the amount of Terminal Illness Benefit that is payable on the Benefit Payment Date. Terminal Illness Benefit Proceeds will be paid in one lump sum and are at least equal to the Acceleration Percentage multiplied by the difference between the current Cash Surrender Value and any outstanding Policy Debt. More details about the calculation are in the Policy Specifications. We will pay the Terminal Illness Benefit Proceeds only once per Policy.

The Terminal Illness Acceleration Percentage is equal to (a ÷ b), where:

a = the Terminal Illness Benefit; and

b = the Terminal Illness Eligible Coverage on the Benefit Payment Date.

The Terminal Illness Benefit is the Accelerated Death Benefit payable when the Insured is a Terminally Ill Individual who has met the Eligibility Conditions subsection referenced above.

The Terminal Illness Eligible Coverage is the portion of the Policy Death Benefit that will qualify for determining the Terminal Illness Benefit under this Rider. The Terminal Illness Eligible Coverage is listed in the Policy Specifications. The Terminal Illness Eligible Coverage does not include:

• Any insurance under the Policy on the life of someone other than the Eligible Insured; or

• Any rider, on the Insured, that is not explicitly listed as being Terminal Illness Eligible Coverage.

Example

Assumptions:

• Eligible Coverage is $100,000

• Terminal Illness Benefit is $75,000

• Accelerated Death Benefit Interest Rate is 8%

• Cash Surrender Value is $25,000

• Policy Debt is $10,000

• Processing Charge is $0

The Acceleration Percentage is 75% = ($75,000 ÷ $100,000)

The Terminal Illness Reduction Factor is 0.92592593 = 1 ÷ (1 + 0.08)

The Terminal Illness Benefit Proceeds is $63,333.33 = [($100,000 - $25,000) x 0.92592593 + $25,000] x 0.75 - ($10,000 x 0.75) - 0

End of Example

Request for Benefits

Processing the Request for Benefits – Depending on whether a Chronic Illness Benefit or a Terminal Illness Benefit is requested, we will do one of the following on each Benefit Payment Date.

Upon request for Chronic Illness Benefits, we will:

• Calculate the Chronic Illness Benefit Proceeds;

• Verify that the Policy is not in the Grace Period. If it is, the Chronic Illness Benefit will be reduced by the amount needed to pay any portion of the Monthly Deduction due;

• Limit the Chronic Illness Benefit Proceeds to the Maximum Annual Chronic Illness Benefit Amount or Maximum Monthly Chronic Illness Benefit Amount, each shown in the Policy Specifications, as applicable; and

• Reduce Policy and Rider values as described herein.

Upon request for Terminal Illness Benefits, we will:

• Calculate the Terminal Illness Benefit Proceeds;

• Limit the Terminal Illness Benefit as shown in Terminal Illness Benefit Limitation shown in the Policy Specifications;

• Reduce Policy and Rider values as described herein; and

• Terminate any Chronic Illness Benefits.

Accelerated Death Benefits are payable immediately beginning on the Benefit Date. If payment of Accelerated Death Benefit proceeds is delayed thirty-one (31) calendar days after the Benefit Date, we will pay Death Benefit Proceeds Additional Interest as described in the Death Benefit Proceeds section of the Policy. Such additional interest rate will be applied to the Accelerated Death Benefit proceeds beginning on the 31st calendar day referenced above, to each Benefit Payment Date.

Rider Effects on Your Policy

When you exercise the Rider and we pay Benefit Proceeds, the following values will be reduced by an amount equal to the value below multiplied by the applicable Chronic or Terminal Illness Acceleration Percentage. On each Benefit Payment Date, the following values will be reduced:

• the Total Face Amount;

• the Accumulated Value;

• the surrender charge for each Coverage Layer;

• any Policy Debt;

• Any Alternate Accumulated Value;

• For Policies with Death Benefit Option C, the sum of the premiums less withdrawals; and

• For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

Other Rider Effects on the Policy

After we make the initial Benefit Payment under the Rider:

• You can change your Death Benefit Option, but only to Death Benefit Option A;

• We will not allow any requested increases in benefits under the Policy or any Riders;

• Policy Loan availability will continue according to Policy terms; and

• We may discontinue any systematic distribution program in effect.

Premier Living Benefits Rider 2 Effects on Other Riders

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. The charges may be affected by the reduction in benefits and policy values. In addition:

• If the Policy has an alternate loan under an alternate loan rider, then any alternate loan values are reduced by the Acceleration Percentage under this Rider. Alternate Policy Debt, Alternate Loan and Alternate Loan Interest Charged are all reduced on each Benefit Payment Date by an amount equal to their respective values prior to the payment of Accelerated Death Benefit proceeds, multiplied by the Acceleration Percentage.

• Face Amounts for any term insurance rider (Annual Renewable Term Rider and Scheduled Annual Renewable Term Rider) on the Insured will be reduced as the Policy’s Total Face Amount is reduced;

• Termination credits for any term insurance rider on the Insured will be reduced by an amount equal to the value of the termination credit basis prior to the payment of any Benefit proceeds, multiplied by the Acceleration Percentage. If the term insurance rider contains a limited return of premiums provision, the return of premium provision would terminate upon payment of any Benefit Proceeds;

• For any no-lapse guarantee rider using no lapse guarantee premiums (Short-Term No-Lapse Guarantee Rider), the no-lapse premium and any no-lapse credit will be reduced on the date of each Benefit Payment by an amount equal to the applicable no-lapse guarantee premium or no-lapse credit prior to the payment of Benefit Proceeds, multiplied by the Acceleration Percentage;

• For any no-lapse guarantee rider that is based on a no-lapse guarantee value (Flexible Duration No-Lapse Guarantee Rider), the no-lapse guarantee value will be reduced on each Benefit Payment Date by an amount equal to the no-lapse guarantee value prior to payment of Benefit Proceeds, multiplied by the Acceleration Percentage;

• For policies with overloan protection riders (Overloan Protection 3 Rider), the overloan protection riders will terminate at the time the first Benefit Proceeds are paid;

• For policies with any minimum earnings benefit riders, Alternate Accumulated Value will be reduced on the date of each Benefit Payment by an amount equal to the Alternate Accumulated Value prior to the Benefit Payment multiplied by the Acceleration Percentage.

Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code. You should consult with your personal tax advisor before requesting any accelerated Death Benefit payments.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

Rider Termination

The Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

• Your Written Request;

• Acceleration of any part of the Policy’s Death Benefit because of the Insured’s terminal illness while the Insured is still living;

• The date Rider benefits equal to the total Death Benefit have been accelerated;

• Exercise of an overloan protection rider (Overloan Protection 3 Rider);

• When the Rider or the Policy terminate; or

• When you notify us of the Insured’s death.

If your Policy lapses and is reinstated, you may reinstate the Rider.

Premier Living Benefits Rider

(This Rider is called “Accelerated Death Benefit Rider for Chronic Illness” in your Policy.)

This Rider is only available at Policy issue and is only available for Policy’s issued in California.

The Premier Living Benefits Rider is a chronic illness Rider that provides protection from the financial impacts of becoming chronically ill by providing acceleration of a portion of the Death Benefit in the event that you become chronically ill.

There is no additional cost for the rider. However, if you choose to exercise the Rider, at the time we pay the Rider Benefit, we will reduce your Policy’s Death Benefit by an amount greater than the Benefit payment itself, as described in the Rider. Other Policy values, including but not limited to, Surrender Charge, Accumulated Value and Total Face Amount will be reduced pro rata.

You may opt out of the Rider at any time after the Policy is issued. There is no charge for opting out of the Rider.

Rider Terms

Activities of Daily Living – generally include the following self-care functions:

• Bathing oneself

• Continence

• Dressing oneself

• Feeding oneself

• Getting oneself to and from the toilet

• Transferring oneself into or out of a bed, chair or wheelchair.

The Rider attached to your Policy contains more detailed information about these self-care functions.

Annual Per Diem Limitation – the Per Diem Limitation declared by the Internal Revenue Service on the date the Chronic Illness Benefit Proceeds are effective, multiplied by the Maximum Per Diem Limit Percentage, then multiplied by 365.

Chronically Ill Individual – as defined under the federal Health Insurance Portability and Accountability Act, an Insured who has been certified in writing as:

• Being permanently unable to perform at least two Activities of Daily Living without hands-on or standby assistance from another individual; or

• Requiring continual supervision by another person for protection from threats to the Insured’s health or safety as described in the Rider.

Initial Eligible Amount – the lesser of the Maximum Lifetime Accelerated Death Benefit or the Death Benefit on the effective date of the initial request for the Chronic Illness Benefit.

Licensed Health Care Practitioner – a physician, registered nurse, licensed social worker or other individual whom the United States Secretary of the Treasury may prescribe by regulation. A Licensed Health Care Practitioner may not be the Insured, the Owner, or the Insured’s or Owner’s spouse or domestic partner, child or stepchild, brother or sister, parent or grandparent, or the spouse, domestic partner, child, stepchild, brother, sister, parent, or grandparent of any of these persons. The Licensed Health Care Practitioner must be independent of us, meaning he or she may not be our employee or be compensated in a manner that is linked to the outcome of the certification.

Maximum Lifetime Accelerated Death Benefit – the maximum amount of Death Benefit that you can accelerate under the Premier Living Benefits Rider during the Insured’s lifetime, as shown in the Policy Specifications.

Monthly Per Diem Limitation - the Per Diem Limitation declared by the Internal Revenue Service on the date the Chronic Illness Benefit Proceeds are effective, multiplied by the Maximum Per Diem Limit Percentage, then multiplied by 30.

Severe Cognitive Impairment – loss or deterioration in intellectual capacity that is comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia, and measured by clinical evidence and standardized tests that reliably measure impairment in the individual’s short-term or long-term memory, orientation as to people, places, or time, and deductive or abstract reasoning.

Eligibility Conditions

This Rider may be attached to only one policy per insured. If you have existing Pacific Life Policies with a chronic illness rider, you may choose to either:

1. terminate the chronic illness rider on your existing policy, and obtain a new chronic illness rider with a newly-issued policy, if you qualify; or

2. maintain the chronic illness rider on your existing policy, and accept any applied for life insurance, if issued, without the chronic illness rider.

You should not terminate any existing Pacific Life chronic illness rider until the new application with a chronic illness rider has been approved by Pacific Life. If an insured’s chronic illness has generated benefits under any existing Pacific Life policy, that insured does not qualify for a new chronic illness rider. Please understand that chronic illness benefits may be higher or lower based upon the policy to which it is attached. Request sample illustrations from your life insurance producer to help determine the policy configuration is appropriate for you.

To receive the Rider Benefit, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Chronically Ill Individual;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

• The Chronically Ill Individual’s illness must not be the result of attempted suicide or intentionally self-inflicted injury.

We will pay the Benefits immediately after we receive written certification from a Licensed Health Care Practitioner that the Insured is a Chronically Ill Individual and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Health Care Practitioner, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

We pay the Benefits to you (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

The Rider at Exercise

You may request the Rider Benefits once per twelve-month period. Your Written Request should include:

• The Benefit amount requested; and

• Your selection of an annual payment, monthly payments, or a lump sum payment. If your request does not specify a payment option, we will pay the Benefit as an annual payment.

If you elect to receive an annual payment, we will provide you with one lump-sum payment. Your request for an annual payment cannot be less than $5,000, and can never be greater than the Maximum Annual Benefit Amount. The Maximum Annual Benefit Amount is the lesser of:

• The Annual Per Diem Limitation; or

• The Reduction Factor times the Eligible Accelerated Annual Death Benefit. The Reduction Factor is equal to [a + b] ÷ c where

(a) is 100% of the Policy’s Cash Surrender Value;

(b) is the Chronic Illness Risk Factor times the result of the Death Benefit minus the greater of zero or the Policy’s Accumulated Value; and

(c) is the Death Benefit.

The Eligible Accelerated Annual Death Benefit is the lesser of:

• 24% of the Initial Eligible Amount; or

• The excess of the Maximum Lifetime Accelerated Death Benefit over the Total Accelerated Death Benefit; or

• The Death Benefit.

The Chronic Illness Risk Factor is based on the Insured’s attained Age, sex and Risk Class, and the Accelerated Death Benefit Interest Rate and a mortality table for disabled lives we declare.

Example

Assumptions

• Accumulated Value is $150,000

• Death Benefit is $600,000

• Cash Surrender Value is $100,000

• Chronic Illness Factor is 47.63776%

• Annual Per Diem Limitation is $177,937.50

The Reduction Factor is 0.5239499 = [$100,000 + 0.4763776 x ($600,000 - $150,000)] ÷ $600,000

The Maximum Annual Benefit Amount is $177,937.50 (the lesser of $177,937.50 and 0.5239499 x $600,000)

End of Example

If you elect to receive monthly payments, we will pay up to the Maximum Monthly Benefit over a 12-month period. Your request:

• May not be less than $500;

• Only one request may be made in a 12-month period;

• The benefit will never be greater than the Maximum Monthly Benefit;

• You may not change the amount of the requested benefit payment; and

• You may choose to suspend payments for the remainder of the year.

The Maximum Monthly Benefit Amount is the lesser of:

• The Monthly Per Diem Limitation; or

• The Reduction Factor multiplied by the Eligible Accelerated Monthly Death Benefit.

The Eligible Accelerated Monthly Death Benefit is the lesser of:

• 2% of the Initial Eligible Amount; or

• The excess of the Maximum Lifetime Accelerated Death Benefit over the Total Accelerated Death Benefit; or

• The Death Benefit.

The Total Accelerated Death Benefit is the sum of all Death Benefit amounts that have been accelerated under this Rider; the Total Accelerated Death Benefit is equal to zero the date this Rider is issued.

The Accelerated Death Benefit Interest Rate will not exceed the greater of:

• The current yield on the 90-day Treasury bill; or

• The maximum fixed annual rate of 8% in arrears or a variable rate determined in accordance with the National Association of Insurance Commissioners Policy Loan Interest Rate Model.

When you exercise the Rider, we will send you a statement demonstrating the effect of exercising the Rider on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

At the time of each Benefit payment, we will:

• Verify that the Policy is not in the Grace Period. If it is in the Grace Period, we will reduce the Benefit payment by the amount needed to pay any Monthly Deduction required to keep the Policy In Force;

• Limit the Benefit to the Maximum Annual Benefit Amount or Maximum Monthly Benefit Amount, as applicable;

• Calculate the amount payable upon request under this Rider (the “Chronic Illness Benefit Proceeds”);

• Reduce the Policy and Rider values as described in the Rider; and

• Send you an endorsement to the Policy, which will include a statement of the effect of the Benefit payment on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, the following values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

• the Total Face Amount;

• the Accumulated Value;

• the surrender charge for each Coverage Layer;

• For Policies with Death Benefit Option C, the sum of the premiums less withdrawals; and

• For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

The Acceleration Percentage equals (a ÷ b) where:

a = the Chronic Illness Benefit; and

b = the Reduction Factor multiplied by the Death Benefit on the date of each benefit payment.

Your Policy’s Total Face Amount will be reduced by an amount equal to the Acceleration Percentage multiplied by the Total Face Amount prior to the benefit payment. The Face Amount of each Coverage Layer of the Policy or any term insurance Rider on the Insured will be reduced according to the terms of the Policy and Rider.

The Policy’s Investment Options values are reduced on the date of each benefit payment by an amount equal to the Acceleration Percentage multiplied by the Investment Option values prior to the benefit payment. The reduction to the values in each of the Investment Options will be treated as an Account Deduction.

We will reduce your Policy Debt, Loan Account and Loan Account Value on the date of a Benefit payment by an amount equal to their respective values prior to the Benefit payment multiplied by the Acceleration Percentage.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following a Benefit payment.

Your Policy’s Alternate Accumulated Value, if any, will be reduced by an amount equal to the Acceleration Percentage multiplied by the Alternate Accumulated Value prior to a Benefit payment.

Your Policy’s Cash Surrender Value and Net Cash Surrender Value following a Benefit payment will be calculated according to the terms of the Policy.

Other Effects on the Policy

After we make the initial Benefit payment under the Rider:

• You can change your Death Benefit Option, but only to Death Benefit Option A;

• We will not allow any requested increases in benefits under the Policy or any Riders; and

• We will discontinue the Automated Income Option or any other systematic distribution program in effect.

The Riders After Exercising the Premier Living Benefits Rider

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. The charges may be affected by the reduction in benefits and policy values. In addition:

• Face Amounts for any term insurance rider (Annual Renewable Term Rider and Scheduled Annual Renewable Term Rider) on the Insured will be reduced as the Policy’s Total Face Amount is reduced;

• For any no-lapse guarantee rider using no lapse guarantee premiums (Short-Term No-Lapse Guarantee Rider), the no-lapse premium and the no-lapse credit will each be reduced on the date of each benefit payment;

• For policies with overloan protection riders (Overloan Protection 3 Rider), the riders will terminate at the time the first Benefit proceeds are paid;

• For policies with any minimum earnings benefit riders, Alternate Accumulated Value will be reduced by an amount equal to the Alternate Accumulated Value prior to the Benefit payment multiplied by the Acceleration Percentage;

• The sum of the Policy’s Fixed, Variable and Indexed Account Values will be reduced on the date of the claim for Benefits.

Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code. You should consult with your personal tax advisor before requesting any accelerated Death Benefit payments.

The Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

• Your Written Request;

• Acceleration of any part of the Policy’s Death Benefit because of the Insured’s terminal illness;

• When you have accelerated the maximum amount of Death Benefit that can be accelerated under the Rider, as shown in the Policy Specifications;

• Exercise of an overloan protection rider (Overloan Protection 3 Rider);

• When a lump sum payment is elected;

• When the Rider or the Policy terminate; or

• When you notify us of the Insured’s death.

If your Policy lapses and is reinstated, you may reinstate the Rider.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

Terminal Illness Rider

(This Rider is called “Accelerated Death Benefit Rider for Terminal Illness” in your Policy.)

Not available for Policy's issued with the Premier Living Benefits Rider 2. If you do not qualify for the Premier Living Benefits Rider 2, you may elect the Terminal Illness Rider.

The Terminal Illness Rider provides protection from the financial impacts of having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less by providing acceleration of a portion of the Death Benefit. For more information, please see APPENDIX: STATE LAW VARIATIONS. This Rider must be elected at Policy Issue.

There is no additional cost for the rider. However, if you choose to exercise the Rider, at the time we pay the Rider Benefit, we will reduce your Policy’s Death Benefit by an amount greater than the Benefit payment itself, as described in the Rider. Other Policy values, including but not limited to, Surrender Charge, Accumulated Value and Total Face Amount will be reduced pro rata.

You may opt out of the Rider at any time after the Policy is issued. There is no charge for opting out of the Rider.

Rider Terms

Eligible Coverage – the portion of the Policy Face Amount that will qualify for determining the Terminal Illness Benefit under the Terminal Illness Benefit Rider. Your Policy’s Eligible Coverage is listed in the Policy Specifications under the Terminal Illness Rider. It does not include any insurance on the life of anyone other than the Insured and any other rider on the Insured.

Licensed Physician – a physician licensed and residing in the United States. The Licensed Physician cannot be you or an immediate family member.

Terminally Ill Individual – an Insured who has been certified in writing as having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less.

Eligibility Conditions

To receive the Rider Benefits, you must satisfy the following conditions:

• You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Terminally Ill Individual;

• Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

• The Terminally Ill Individual’s illness must not be the result of attempted suicide or intentionally self-inflicted injury;

• If your Policy is a last survivor policy, it will only be eligible for a Terminal Illness Benefit after the death of the first Insured and only if the survivor is a Terminally Ill Individual.

The Terminal Illness Benefit will be payable when we receive written certification from a Licensed Physician that the Insured is a Terminally Ill Individual and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Physician, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

The Terminal Illness Benefit will not be payable if the law requires the Benefit to meet creditor claims or a government agency requires the Benefit for application or maintenance of a government benefit or entitlement.

The Premier Living Benefits Rider will terminate when we receive a Written Request for the Terminal Illness Benefit under this Rider.

The Rider at Exercise

You may submit your Written Request for benefits under the Rider, including the amount of Terminal Illness Benefit requested, when the Insured qualifies as a Terminally Ill Individual and meets the eligibility conditions.

When we make the benefit payment we will:

• Limit the benefit to the lesser of 75% of the Eligible Coverage or $250,000;

• Calculate the Terminal Illness Benefit Proceeds, as described below; and

• Reduce Policy and Rider values.

Calculating the Benefit Under the Rider

The Terminal Illness Benefit Proceeds is the amount payable under the Rider. It is a one-time payment equal to the Terminal Illness Benefit multiplied by (a) and reduced by (b) and (c) where:

(a) the Terminal Illness Reduction Factor;

(b) Policy Debt multiplied by the Acceleration Percentage; and

(c) a processing charge, guaranteed not to exceed $100.

If the Insured dies within 30 days of payment of the Terminal Illness Benefit Proceeds, we will refund the amounts defined in (a) and (c) above.

The Terminal Illness Reduction Factor is equal to (a) ÷ (b) where:

(a) equals 1; and

(b) equals 1 plus the Accelerated Death Benefit Interest Rate.

The Accelerated Death Benefit Interest Rate will not exceed the greater of:

• the current yield on the 90-day Treasury Bill; or

• the maximum fixed annual rate of 8% in arrears or a variable rate determined in accordance with the National Association of Insurance Commissioners Policy Loan Interest Rate Model.

Example

Assumptions:

• Eligible Coverage is $100,000

• Terminal Illness Benefit is $75,000

• Accelerated Death Benefit Interest Rate is 8%

• Policy Debt is $10,000

• Processing Charge is $100

The Acceleration Percentage is 75% = $75,000 ÷ $100,000

The Terminal Illness Reduction Factor is 0.92592593 = 1 ÷ (1 + 0.08)

The Terminal Illness Benefit Proceeds is $61,844.44 = ($75,000 x 0.92592593) - ($10,000 x 0.75) - $100

End of Example

We pay the Terminal Illness Benefit as a lump sum. It is guaranteed never to be less than $500 or 25% of your Policy’s Face Amount. We will pay the Terminal Illness Proceeds once per Policy.

If you send us Written Notice that the Insured has died before we have paid the Terminal Illness Benefit, we will not make the payment. However, if we pay the Terminal Illness Benefit before we receive Written Notice of the Insured’s death, the payment will be effective and we will reduce the Death Benefit Proceeds payable under the Policy.

We pay the Benefits to you (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

When you exercise the Rider, we will send you a statement demonstrating the effect of exercising the Rider on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

At the time of each Benefit payment, we will:

• Calculate the amount payable upon request under this Rider (the “Terminal Illness Benefit Proceeds”);

• Reduce the Policy and Rider values as described in the Rider; and

• Send you an endorsement to the Policy, which will include a statement of the effect of the Benefit payment on the Policy’s Accumulated Value, Death Benefit, Premium, cost of insurance Charges and Policy Loans.

If you request another transaction on the same day as a Terminal Illness Benefit is paid, we will process the Terminal Illness Benefit Proceeds after we have processed the other requested transactions.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, Policy values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

• the Total Face Amount;

• the Accumulated Value;

• For Policies with Death Benefit Option C, the sum of the premiums less withdrawals; and
• For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

The Acceleration Percentage equals (a ÷ b) where:

a = the Terminal Illness Benefit; and

b = the Eligible Coverage on the date of each Benefit payment.

Your Policy’s Total Face Amount will be reduced by an amount equal to the Acceleration Percentage multiplied by the Total Face Amount prior to the benefit payment. The Face Amount of each Coverage Layer of the Policy or any term insurance Rider on the Insured will be reduced according to the terms of the Policy and Rider.

The Policy’s Death Benefit and Accumulated Value will continue to be calculated in accordance with the terms of the Policy.

The Policy’s Investment Options values are reduced on the date of each benefit payment by an amount equal to the Acceleration Percentage multiplied by the Investment Option values prior to the benefit payment. The reduction to the values in each of the Investment Options will be treated as an Account Deduction.

We will reduce your Policy Debt, Loan Account and Loan Account Value on the date of a Benefit payment by an amount equal to their respective values prior to the Benefit payment multiplied by the Acceleration Percentage.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following the Benefit payment.

Your Policy’s Cash Surrender Value and Net Cash Surrender Value following the Benefit payment will be calculated according to the terms of the Policy.

The Riders After Exercising the Terminal Illness Rider

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. The charges may be affected by the reduction in benefits and policy values. In addition:

• Face Amounts for any term insurance rider (Annual Renewable Term Rider and Scheduled Annual Renewable Term Rider) on the Insured will be reduced as the Policy’s Total Face Amount is reduced;

• For any no-lapse guarantee rider using no lapse guarantee premiums (Short-Term No-Lapse Guarantee Rider), the no-lapse premium and the no-lapse credit will each be reduced on the date of each Benefit payment;

• For policies with overloan protection riders (Overloan Protection 3 Rider), the rider will terminate at the time the first Terminal Illness Benefit proceeds are paid;

• For policies with any minimum earnings benefit riders, Alternate Accumulated Value will be reduced by an amount equal to the Alternate Accumulated Value prior to the benefit payment multiplied by the Acceleration Percentage.

Terminal Illness Benefit Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code.

You should consult with your personal tax advisor before requesting any accelerated Death Benefit payments.

The Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

• Your Written Request;

• The date the Benefit under the Rider are paid;

• Exercise of an overloan protection rider (Overloan Protection 3 Rider);

• When the Rider or the Policy terminate; or

• When you notify us of Insured’s death.

If your Policy lapses and is reinstated, you may reinstate the Rider.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

Benefit Distribution Rider (BDR)

This Rider provides that all or a portion of the Policy’s Death Benefit Proceeds will be paid as a series of periodic payments. There is no separate charge included in the Monthly Deduction for this Rider. This Rider must be elected at Policy Issue. This Rider is not available in Louisiana and Utah. Please see APPENDIX: STATE LAW VARIATIONS for additional information. There is no additional fee for this Rider.

At the time of application, the policyowner must elect the following:

• The Periodic Payment Percentage – an amount between 50 and 100% of the Death Benefit Proceeds that will be paid under the Rider

• The BDR Duration: This is the number of years (between 5 and 30) that the payments will be made

• The BDR Frequency: This is either annual payments or monthly payments.

Certain riders attached to your Policy may restrict your ability to request unscheduled increases in Coverage Layers and therefore restrict any changes to the Benefit Distribution Elections. If you have exercised the Premier Living Benefits Rider 2, Premier Living Benefits Rider, the Overloan Protection 3 Rider or the Terminal Illness Rider, you are not eligible to request unscheduled increases in Coverage Layers and therefore changes to the Benefit Distribution Elections will be restricted.

The amount of the Death Benefit Proceeds payable under the BDR is the Benefit Distribution Amount, and is calculated by multiplying the Death Benefit Proceeds by the Periodic Payment Percentage. Any amount of the Death Benefit Proceeds not paid under the BDR is paid as described by your policy, either as a lump sum or under one of the other available income options. Death Benefit Proceeds are paid based on your BDR elections and the beneficiary of the policy will not be able to change those terms, even upon the death of the Insured.

Each periodic payment is determined by multiplying the Benefit Distribution Amount by the Benefit Distribution Factor. We determine the Benefit Distribution Factor based upon the BDR Duration, the BDR Frequency, and a 2% interest rate as shown in your Policy Specifications.

In accordance with IRS rules and regulations, a portion of each such periodic payment is reportable as interest income that may be taxable. We will annually report this interest income to the beneficiary and the IRS as required.

Periodic Payment Example

Given the characteristics below:

Policy Face Amount = $100,000

Death Benefit Periodic Payment Percentage = 75%

Duration of Periodic Payments (Years) = 10

Frequency of Periodic Payments = Annual

Benefit Distribution Factor = 0.109323914

Death Benefit at time of death = $100,000

Policy Debt at time of death = $0

The lump sum Death Benefit payment will be $25,000. ((100% - 75%) × 100,000). If the death occurred on a policy monthiversary date and periodic payments began the following month, each periodic payment will be $8,199.29. (75% × 100,000 × 0.109323914). The amount of each periodic payment treated as taxable income is $699.29. (8,199.29 – (100,000 × 75% / 10).

This Rider has no charge against the policy’s Accumulated Value. On a non-guaranteed basis, you may receive a BDR credit which would reduce the cost of insurance charges under the Policy for policies that have the Benefit Distribution Rider. However, the 2% interest rate used in the calculation of the payment is fixed and will not change, and may be lower than the interest rate that could be used to calculate similar payments under one of our other options available at the time of a death claim. You should contact us or your life insurance producer for more detailed information on other available income options.

Reduction to Cost of Insurance with BDR Example

Given the characteristics below:

Policy Face Amount = $100,000

Death Benefit Periodic Payment Percentage = 75%

Duration of Periodic Payments (Years) = 10

Frequency of Periodic Payments = Annual

An example of the reduction to cost of insurance charges during the first 5 policy years for a Policy with the Benefit Distribution Rider can be seen in the table below:

	Current Reduction to Cost of Insurance			Guaranteed Reduction to Cost of Insurance
Policy Year	Current Cost of Insurance Without BDR	Current Cost of Insurance With BDR	Reduction to Cost of Insurance With BDR	Current Cost of Insurance Without BDR	Current Cost of Insurance With BDR	Reduction to Cost of Insurance With BDR
1	$50.65	$47.22	$3.43	$50.65	$50.65	$0
2	$72.37	$67.19	$5.18	$72.37	$72.37	$0
3	$92.18	$85.37	$6.81	$92.18	$92.18	$0
4	$109.31	$100.95	$8.36	$109.31	$109.31	$0
5	$125.99	$116.06	$9.93	$125.99	$125.99	$0

Periodic payments will be determined as of the date of death. They become payable within 31 days following the Insured’s date of death and will be paid on the monthly or annual basis for the number of years in the BDR Duration. We will pay penalty interest on any periodic payment not paid when due at a rate not less than required by applicable law.

Conversion Rider

Allows you to convert certain Eligible Coverages into a new Policy at any time during the conversion Policy year, as shown in the Policy Specifications. This Rider is automatically added to the Policy. Some life insurance producers may have a financial incentive to offer you a new policy in place of the one you already own. You should only convert your policy if you determine, after comparing features, fees, and risks of both policies, that it is preferable for you to purchase a new policy rather than own the existing policy. Call (800) 347-7787 if you have any questions about this Rider. There is no additional fee for this Rider.

Rider Term:

Eligible Coverage- is Coverage under the Policy that qualifies for conversion, as shown in the Policy Specifications.

How the Rider Works:

You may request to have your new policy issued on any other permanent life insurance policy that we make available for conversions at the time of your conversion request. We will issue your new policy at the same Risk Class as this Policy. However, if you have increased your Policy’s Face Amount, resulting in your Policy having one or more Coverage Layers with Risk Classes that differ from the Risk Class for the Policy’s original Face Amount, the new policy will be issued at the Risk Class of the Policy’s most recent Coverage Layer.

If you exercise the Rider, we will not impose a surrender charge on this Policy and we will not require any evidence of insurability for the conversion. However, if you elect riders on the new policy that you do not currently have, you may have to provide evidence of insurability as needed for those riders. Working with your life insurance producer, please read the new policy prospectus for complete information prior to requesting a conversion.

If you exercise the Rider, we will issue the new policy you selected and Coverage under this Policy will terminate. If the new policy is a variable universal life policy, we will waive the surrender charge on any amount of Accumulated Value less Total Policy Debt transferred from this Policy to purchase the new policy. The value transferred to the new policy will not be subject to any premium load. Premium loads will apply on the new policy for additional premium added at issue or after the initial premium paid from this Policy’s Accumulated Value less Total Policy Debt. Any surrender charges applicable to the new policy will continue to apply under the terms of the new policy

The Rider will terminate on the earliest of your Written Request, the death of the Insured, or the date the Policy is no longer In Force.

Example

This example assumes that, during Policy Year 8, the Owner elects to convert this Policy and purchase another variable universal life policy issued by us. The existing Policy has a Face Amount of $500,000, premium payments subject to a surrender charge, an Accumulated Value of $150,000, and a $20,000 loan outstanding (Policy Debt). The new policy has a premium load and offers the same or similar Risk Class as the existing Policy.

When the transfer occurs, the new policy will be issued with a Face Amount of $500,000, and the Accumulated Value less Policy Debt ($130,000; ($150,000 less $20,000)) will be transferred to the new policy. We will waive the surrender charge that would be incurred on the amount transferred from the old policy. The new policy will not assess a premium load on the amount transferred ($130,000) from the old policy and the new policy will also be issued without the owner providing evidence of insurability. Once the new policy is issued, the old policy will terminate and no longer provide any insurance coverage.

Things to Keep in Mind

Other Variable Life Insurance Policies

We offer other variable life insurance policies which provide insurance protection on the life of the Insured. We also offer riders that provide additional insurance protection on the Insured. Many life insurance policies and riders have some flexibility in structuring the amount of insurance protection, the amount that is payable upon death, and premium payments in targeting cash values based on your particular needs.

This Policy

Providing Coverage on the Insured using Rider Coverage will result in different Policy charges than Coverage under the Policy alone. In general, your Policy Coverage offers the advantage of lower overall guaranteed charges than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all planned premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Accelerated death benefit payments received for a chronic illness may be taxable in certain situations, such as when benefit payments are made from multiple policies or when benefit amounts exceed certain IRS limitations (referred to as “per diem” limitations). Pacific Life cannot determine the taxability of benefit payments. Tax treatment of long-term care benefits is complex, and will depend on the amount of benefits taken, the amount of qualified expenses incurred and possibly other factors. Receipt of accelerated death benefits may affect eligibility for public assistance programs such as Medicaid. Consult your qualified and independent legal and tax advisors about the tax implications of these benefits.

Combining a Policy with an Annual Renewable Term Rider or Scheduled Annual Renewable Term Rider (if available), may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding an Annual Renewable Term Rider will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.

We also offer the ability to have increases in Coverage, either by requesting an increase in Face Amount or by using scheduled increases in Policy and/or Rider Coverages. Scheduled increases will avoid the need for further medical underwriting. A requested increase in Coverage can provide for a larger increase, but would be subject to full underwriting and could result in a different Risk Class than that originally underwritten. Policy charges will vary based on the amount and timing of increases, and on whether the increase was scheduled or requested.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your life insurance producer before purchasing any life insurance product or purchasing additional insurance benefits. You should also consider a periodic review of your Coverage with your life insurance producer.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50 unless a lower premium payment is required to keep the Policy In Force.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. However, if you have chosen the Indexed Fixed Options, your Net Premium will first be allocated to the Fixed Account and transferred from the Fixed Account to the Indexed Fixed Options on the Segment Start Date. The Accumulated Value transferred from the Fixed Account to the Indexed Fixed Options may be less than the Net Premium or the Accumulated Value you transferred to the Fixed Account because there may have been deductions from the Fixed Account, such as those due to Monthly Deductions, withdrawals or Policy loans.

There is other information you should know about allocating all or part of a Net Premium to the Indexed Fixed Options. You can only allocate a Net Premium to the Indexed Fixed Options if your Policy is not in a Lockout Period. In addition, you must notify us of your allocation to the Indexed Fixed Options by the Cutoff Date (two Business Days before a Segment Start Date) of a particular Segment Start Date in order for Accumulated Value to be transferred from the Fixed Account to the Indexed Fixed Options on that Segment Start Date. See YOUR INVESTMENT OPTIONS – Indexed Fixed Options. Otherwise, your Accumulated Value will not be transferred to the Indexed Fixed Options on the Segment Start Date.

We do not count the allocation from the Fixed Account to the Indexed Fixed Options towards the number of transfers you may make in a Policy Year. In addition, we do not count such transfer towards the number of transfers you may make in a Policy Year without a transfer fee.

Your Initial Premium

We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See HOW PREMIUMS WORK – Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.

If you have outstanding contractual and administrative requirements, your life insurance producer will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you have made. We may extend the delivery date in some cases. There is no required minimum initial premium amount.

Planned Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned premium. Here’s how it works:

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice – called a list bill – that reminds you of your payments for all of your Policies. We require at least three participants for a list bill. You can choose to receive the list bill every month.

• If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to YOUR POLICY’S ACCUMULATED VALUE for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, if it originates in a U.S. bank

• by money order in a single denomination of more than $10,000 for in force payments, if it originates in a U.S. bank

• by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• by temporary check with the ABA routing number and account number pre-printed on the check

• wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

• cash

• credit card or check drawn against a credit card account

• traveler’s checks

• cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

• money order in a single denomination of $10,000 or less

• third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see YOUR POLICY’S ACCUMULATED VALUE on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan

You can make monthly premium payments or loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

• You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

• If you do not specify a day for us to make the withdrawal, we will withdraw the payment on your Policy’s monthly anniversary.

• If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as loan repayment unless you have requested that payments be applied as premium payments. Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

Deductions From Your Premiums

We deduct a maximum premium load of 7.10% from each premium payment you make. If an internal transfer occurs between two variable universal life policies that you have with us in connection with a transfer or exchange offer by us or Pacific Select Distributors, LLC (our distributor), including pursuant to a conversion or split option rider, the value transferred from the old policy will not incur any premium load. Premium loads will apply on the new policy for additional premium added at issue or after the initial premium paid.

This charge helps pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after your Policy’s Monthly Deduction End Date.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

• If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

• If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES. You should speak to a qualified tax advisor for complete information regarding Modified Endowment Contracts.

• If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to YOUR INVESTMENT OPTIONS for more information about the Investment Options. If we do not have allocation instructions, we will contact you to obtain updated allocation instructions. If we do not have allocation instructions, we will contact you to obtain updated allocation instructions. If you purchased the Flexible Duration No-Lapse Guarantee Rider, at initial purchase and during the entire time that you own this Rider, you must allocate 100% of the Accumulated Value among the allowable Investment Options as indicated under APPENDIX: FUNDS AVAILABLE UNDER THIS POLICY – Allowable Investment Options.

When we allocate your first premium depends on the state and replacement status. For policies that require us to return the premiums you have paid if you exercise your Free Look Right, we will hold your Net Premiums in the Fidelity® VIP Government Money Market Variable Account until the end of the applicable state free look period, and then transfer them to the Investment Options you have chosen.

If your Policy requires refunds to be based on Accumulated Value if you exercise your Free Look Right, we allocate Net Premiums to the Investment Options you have chosen on the day we receive them or your Policy Date, if later. If your Policy has outstanding contractual and/or administrative requirements necessary before it can be placed In Force, we will allocate any Net Premiums received to the Fidelity® VIP Government Money Market Variable Account until the requirements are satisfied and your Policy is placed In Force.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

If your Accumulated Value less any Policy Debt is insufficient to pay for Policy charges, your Policy will enter its Grace Period. We will send you a notice telling you the amount of premium to pay to keep your Policy In Force. The 61-day Grace Period starts on the notice date. If you do not pay sufficient premium during the Grace Period to restore your Policy’s Accumulated Value, your Policy will lapse. This Policy offers riders that provide no-lapse protection for a certain period if rider conditions are met. See the Short-Term No-Lapse Guarantee Rider and the Flexible Duration No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section. Also see the Lapsing and Reinstatement section below.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the sum of the following:

• Variable Account Value – the sum of the Accumulated Value in each Variable Account.

• Fixed Account Value – the value allocated to the Fixed Options.

• Indexed Account Value – is the sum of the Segment Values for all Segments in each Indexed Account.

• Loan Account Value – The value of any Loans that you have taken, including interest on the amount of loan.

The Accumulated Value in the Fixed and Variable Options is made up of the following:

• Net Premiums that you allocate

• Any non-guaranteed Additional Credits that we may pay

• Policy Charges that we deduct

• Withdrawals that you request

• Loans that you request and that become part of the Loan Account

• Earnings on the Accounts.

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options, the Indexed Fixed Options and the Fixed Options, plus the amount in the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

The Variable Account Value is the sum of the value allocated to each of the Variable Accounts. For each Variable Account, we determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

The Fixed Account Value is the sum of the value in the Fixed Account and Fixed LT Account. We credit interest to these Accounts on a daily basis, at a rate not less than the guaranteed minimum of 2.00%. Please see YOUR INVESTMENT OPTIONS –Fixed Options for further details.

The Indexed Account Value is the sum of the Segment Values for all Segments in the Indexed Fixed Options. We credit Segment Guaranteed Interest to each segment at a rate of 1%, and each segment receives Segment Indexed Interest credits at the Segment Maturity Date. Please see YOUR INVESTMENT OPTIONS – Indexed Fixed Options for further details.

When you request a Policy Loan, an equivalent amount of money is processed as an Account Deduction and added to the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about Loans and the Loan Account.

Additional Credit

Your Policy may be eligible for an additional credit. Here is how it works:

Beginning on your 6th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with an additional credit on an annual basis. We calculate the additional credit amount based upon the Face Amount of your Policy as described below. The additional amount, if any, will be credited no less frequently than annually as an Account Addition.

The additional credit rate is the weighted average of the additional credit rates for all Coverage Layers, based on the Face Amount for each Coverage Layer at issue.

Terminating any Coverage Layer in its entirety may reduce the crediting of any future additional credits attributable to that Coverage Layer.

The additional credit rate ranges by duration from 0% to 1.38% and depends on your Age, Sex, Risk Class and Death Benefit Option at the issue of each Coverage Layer.

Your Policy’s additional credit is not guaranteed, and we may discontinue the program at any time.

For more information on the additional credit, you may ask your life insurance producer to provide an In Force Illustration.

An example
Assume the following:

• Policy’s Face Amount is $100,000

• Policy is in the 6th policy year

• Additional credit rate in year 6 is 0.10%.

The additional credit added to the Policy’s Accumulated Value on the Policy Anniversary is 0.10% × 100,000 = $100.

Policy Charges

We take various charges from your Policy’s Accumulated Value to compensate us for the cost of the Policy benefits and for maintaining your Policy:

1. Monthly Deductions

2. Transaction Fees

3. Loan Interest Charged against the Loan Account

Guaranteed maximum fees are shown in the FEE TABLES.

All Policy charges assessed under the policy will reduce the Accumulated Value as an Account Deduction.

We offer different underwriting methods such as guaranteed issue, simplified issue, or regular issue. If guaranteed issue or simplified issue is used, the cost of insurance rates are generally higher than if the Policy were issued through regular underwriting. As a result, a healthy individual who uses guaranteed or simplified issue may pay higher cost of insurance rates than if the healthy individual used regular issue for the Policy. See MORE ON POLICY CHARGES – Underwriting Methods and Nonstandard Ratings in the Statement of Additional Information for additional information on underwriting.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value on each Monthly Payment Date until the Monthly Deduction End Date. If there is not enough Accumulated Value less Policy Debt to pay the monthly charge, your Policy could lapse. For more information, see Lapsing and Reinstatement.

The Monthly Deduction is made up of five charges:

1. cost of insurance charge

2. administrative charge

3. Coverage charge

4. charges for optional Riders and benefits

5. asset charge

Your Policy and any Riders will provide a list of all guaranteed Policy charges as shown in the FEE TABLES. For any given charge, we may charge less than these amounts, but we will never charge more than these guaranteed amounts. Any lesser charge will apply uniformly to all members of the same Class.

We may profit from Policy charges and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

There are no Monthly Deductions after the Monthly Deduction End Date.

Cost of Insurance Charge

This Cost of Insurance Charge is for providing you with life insurance protection. It is based upon the cost of insurance rates of each Coverage Layer and a Net Amount At Risk. The current charge range is $0.01-$83.34 per $1,000 of Net Amount At Risk.

The Net Amount At Risk used for calculating cost of insurance charges is determined on the Monthly Payment Date as:

• The Death Benefit under the policy divided by the Net Amount At Risk Factor of 1.0016516

• Less the Accumulated Value

If your policy has multiple Coverage Layers, the Net Amount at Risk is proportional to each Coverage Layer based upon the Face Amount of the Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with each Coverage Layer. These rates are shown in your Policy Specifications or in any Supplemental Schedule of Coverage that we provide.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2017 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates take into consideration the Age and sex of the Insured unless unisex rates are required. Unisex rates are used for Policies issued in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:
• Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.0016516.
• Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.
Next, we allocate the Net Amount At Risk in proportion to the Face Amount of all Coverage Layers, and each increase that’s In Force as of your Monthly Payment Date.
We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying Funds may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Administrative charge

Currently, we deduct a charge not to exceed $10.00 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase.

Coverage charge

We deduct a Coverage charge every month to help cover the costs of distributing our Policies.

Each Coverage Layer on the Insured in the Policy has its own Coverage charge. The total amount of Coverage charges deducted monthly is the sum of the Coverage charges calculated for each Coverage Layer in effect.

The Coverage charge for each Coverage Layer is calculated based on the Face Amount, Insured’s Age and Risk Class, and Death Benefit Option on the Coverage Layer Effective Date. However, for the S-ART Coverage Layer, the Coverage charge is calculated based on the current S-ART Face Amount.

Your Policy Specifications and any Supplemental Schedule of Coverage provide the Policy’s guaranteed Coverage charges. We may charge less than our guaranteed rate. The current Coverage charge is $0.00-$40.00 per Policy plus $0.00-$3.52 per $1,000 of Coverage Layer.

A hypothetical example:

For a Policy that has a Policy Face Amount of $350,000, a Death Benefit Option A and C Coverage charge rate of 0.3516, a Death Benefit Option B Coverage charge rate of 1.0815, and a per Policy Coverage charge of $36:

The guaranteed monthly Coverage charge in year one is:
• Under Death Benefit Option A or Option C, is $159.06 (($350,000 ÷ 1,000) × 0.3516) + 36 • Under Death Benefit Option B, is $414.53 (($350,000 ÷ 1,000) × 1.0815) + 36

Charges for optional riders

If you add any Riders to your Policy, we add any charges for them to your monthly charge. The current charges are discussed for each Rider, where applicable, in the OPTIONAL RIDERS AND BENEFITS section.

Asset charge

The asset charge is deducted monthly and is assessed against the Policy’s unloaned Accumulated Value. The current charge is 0.20% annually (0.0167% monthly) of unloaned Accumulated Value. The charge is guaranteed not to exceed 0.36% annually (0.03% monthly) of unloaned Accumulated Value.

An example
Assume a Policy with an Accumulated Value of $250,000, a Loan Account of $25,000, and thus an unloaned Accumulated Value of $225,000. The maximum monthly asset charge is: $225,000 x 0.03% = $67.50

Transaction Fees

Withdrawal Charge

Under the Policy, there is a $25 withdrawal charge for each partial withdrawal of Accumulated Value (including any withdrawal under the Automated Income Program). Currently, we are not imposing this charge.

Transfer Fee

Under the Policy, there is a $25 transfer charge for each transfer in excess of 12 transfers per Policy year. Currently, we are not imposing this charge.

Illustration Request

Under the Policy, you can request one Policy Illustration free of charge. After that there is a $25 per request fee for each Illustration. Currently, we are not imposing this charge.

Premium Load

Current fee information about premium loads can be found in Deductions From Your Premiums and for surrender charges, see Surrendering Your Policy.

Annual Renewable Term Rider Unscheduled Face Amount Increase

Under the Policy, there is a $100 fee upon each non-scheduled request to increase the Basic Face Amount and cover costs incurred in evaluating insurability. Currently, we are not imposing this charge.

Annual Renewable Term Rider – Additional Insured

Under the Policy, there is a $100 fee upon each request to add a covered person to the Policy to cover costs incurred in evaluating insurability. Currently, we are not imposing this charge.

Terminal Illness Rider (Processing Charge)

Under the Rider, there is a $100 processing fee to determine and distribute the benefit payment. Currently, we are not imposing this charge.

Loan Interest

Currently, there is a loan interest charge of 2.25% for the amount you borrow. In addition to the loan interest charge, the amount used to secure the loan will be credited interest at a minimum amount of 2.00% to help offset the loan interest charge of 2.25% Loan interest on the Loan Account and Policy Debt accrues daily and any loan interest on each Policy Anniversary will be added to the Loan Account. On each Policy Anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Variable Options or the Fixed Account on a proportionate basis according to your most recent Allocation Instructions.

Fund Charges and Expenses

Each Fund pays advisory fees, any service and distribution (12b-1) fees, and other expenses. These fees and expenses are deducted from the assets of the Fund(s) and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce Fund returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. This Policy offers riders that provide no-lapse protection for a certain period if rider conditions are met. See the Short-Term No-Lapse

Guarantee Rider and the Flexible Duration No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section.

Your Policy’s Accumulated Value is affected by the following:

• loans or withdrawals you make from your Policy

• certain Rider benefits paid from your Policy

• not making planned premium payments

• the performance of your Investment Options

• charges under the Policy.

If your Policy’s Accumulated Value less Policy Debt is not enough to pay the total Monthly Deduction, your policy will enter its Grace Period. We deduct the amount that is available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the Monthly Deduction that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Division.

We will give you a Grace Period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the Grace Period.

If we do not receive your payment within the Grace Period, your Policy will lapse with no value. This means we will end your life insurance Coverage.

If you make the minimum payment

If we receive your payment within the Grace Period, we will allocate your Net Premium on the day it is received to the Investment Options you have chosen and deduct the monthly charge from your Investment Options as an Account Deduction at the next policy monthly payment date. A minimum of the Monthly Deduction due plus three times the Monthly Deduction due when the insufficiency occurred, plus any applicable Premium Loan, must be paid.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy from lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing

To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a Policy loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the Grace Period

If the Insured dies during the Grace Period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy

If your Policy lapses, you have three years from the end of the Grace Period to apply for a reinstatement. We will consider your reinstatement request if you send us the following:

• a written application

• evidence satisfactory to us that the Insured is still insurable

• a Premium payment sufficient, after reduction by any Premium Load, to:

• cover all unpaid monthly charges and Policy loan interest that were due in the Grace Period,

• keep your Policy In Force for three months after the day your Policy is reinstated, and

• cover any negative Accumulated Value if there was a Policy loan or other outstanding Policy Debt at the time of lapse.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

At reinstatement:

• Surrender charges and Policy charges other than Cost of Insurance charges for Basic Life Coverage under this Policy will resume on their schedule as of the Monthly Payment Date when lapse occurred.

• Cost of Insurance Charges will be calculated using Cost of Insurance Rates that resume their original schedule as if lapse had never occurred, reflecting the Insured’s Age at reinstatement and policy duration measured from the original Policy Date.

Reinstating a lapsed Policy with Policy Debt

If there was a Policy loan at the time of lapse, upon reinstatement we will eliminate the loan by deducting any Policy Debt from the Accumulated Value. Any negative Accumulated Value will be due in addition to sufficient premium at the time of reinstatement.

YOUR INVESTMENT OPTIONS

You can find a complete list of the Variable Investment Options available under this Policy in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options or Indexed Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in HOW PREMIUMS WORK.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (800) 347-7787 or submit a request electronically. Or you can ask your life insurance producer to contact us. You will find more information regarding telephone and electronic instructions in POLICY BASICS.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your life insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your life insurance producer to help you choose the right Investment Options for your investment goals and risk tolerance. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Certain of the asset allocation Fund(s), including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the Fund(s) equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Accumulated Value may increase less than it would have without these defensive actions.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

Calculating unit values

When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying Fund. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see POLICY BASICS.

The unit value calculation is based on the following:

• the investment performance of the underlying Fund

• any dividends or distributions paid by the underlying Fund

• any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding Fund. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy. For unit values please go to www.pacificlife.com.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Account may earn a lower declared interest rate and has more flexible allocation rules than the Fixed LT Account. The Fixed LT Account may earn a higher declared interest rate but has stricter allocation rules than the Fixed Account. See YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions for information on the allocation rules.

The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options and the Indexed Fixed Options are held in our General Account. For more information about the General Account, see ABOUT PACIFIC LIFE.

Here are some things you need to know about the Fixed Options:

• Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.00%.

• We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

• There are no investment risks or direct charges. Policy charges still apply. Although the Fixed Account provides a guaranteed minimum interest rate, as a General Account asset, any guarantee is backed by our claims paying ability.

• There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions. It may take several Policy Years to transfer your Accumulated Value out of the Fixed Account.

• We reserve the right to limit aggregate allocations to the Fixed Options during the most recent 12 months for all Pacific Life policies in which you have an ownership interest or to which payments are made by a single payor, to $1,000,000. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. If we do not have instructions that include other available Investment Options, we will contact you to obtain updated instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your life insurance producer or contact us.

• We have not registered the Fixed Options with the SEC. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

• We may add, terminate, or suspend one or more of the Fixed Options at any time. We will notify you before any such changes occur.

Indexed Fixed Options

We have not registered the Indexed Fixed Options with the SEC. Disclosures regarding the Indexed Accounts, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Pacific Life believes that the Policies are in substantial compliance with the applicable provisions of Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Indexed Accounts qualify for an exemption from registration under the federal securities laws because, as a Pacific Life General Account investment option, its value does not vary according to the performance of a separate account. In addition, the products in which the Indexed Accounts are offered satisfy standard non-forfeiture laws. Accordingly, the Company has a reasonable basis for concluding that the Indexed Accounts provide sufficient guarantees of principal and interest through the Company’s General Account to qualify under Section 3(a)(8).

The Indexed Accounts are held in our General Account. Currently, there are three Indexed Accounts, the 1-Year Indexed Account, the 1-Year High Par Indexed Account, and the 1-Year No Cap Indexed Account.

Here is a summary comparing the Indexed Fixed Options
	1-Year Indexed Account	1-Year High Par Indexed Account	1-Year No Cap Indexed Account
Index	S&P 500® Index	S&P 500® Index	S&P 500® Index

Segment Term	1 year	1 year	1 year
Current Participation Rate	100%	150%	100%
Guaranteed Minimum Participation Rate	100%	140%	100%
Guaranteed Minimum Growth Cap	3%	2%	N/A
Guaranteed Maximum Index Threshold Rate	N/A	N/A	20%
Minimum Segment Guaranteed Interest Rate	1%	1%	1%

Allocations to the Indexed Accounts are made first to the Fixed Account and transferred to the Indexed Accounts on the next Segment Start Date. If you surrender your Policy before segment maturity, you will forfeit any Segment Indexed Interest. We reserve the right to add additional Indexed Accounts or to cease offering one or more of the Indexed Accounts at any time. If we cease offering an Indexed Account, we would not allow any new Segments to be created and for any existing Segments, the change would take affect at the end of a Segment Term. We will notify you of any change at your address on file with us.

You may also allocate all or part of your Net Premium and your Accumulated Value to the Indexed Accounts if certain conditions are met. Accumulated Value in the Indexed Accounts is divided into Segments. We create a separate Segment for each allocation to an Indexed Account. Allocations to the Indexed Accounts are made first to the Fixed Account and transferred from the Fixed Account to an Indexed Account on the next Segment Start Date (currently the 15th of each month). Each Segment represents Accumulated Value transferred from the Fixed Account to the Indexed Accounts on a Segment Start Date.

Growth Cap

Segment Indexed Interest is subject to a Growth Cap for the 1-Year Indexed Account and the 1-Year High Par Indexed Account, which is the highest percentage that will be credited for a one-year period even if the change in the S&P 500® Index is higher. The steps used to calculate the amount of interest credited and how the Growth Cap is used can be found in the Segment Maturity section below. The Growth Cap is subject to change at our discretion, but the Growth Cap percentage is guaranteed (the Guaranteed Minimum Growth Cap) never to be lower than 3% for the 1-Year Indexed Account and 2% for the 1-Year High Par Indexed Account. We will declare any change in the current Growth Cap at the start of a Segment Term; the current Growth Cap will remain in effect for that Segment Term. If you have an existing Segment, before the end of your Segment Term, please contact us at (800) 347-7787 or contact your life insurance producer for the current Growth Cap that will apply to a new Segment. If you are allocating to a Segment for the first time, you can contact us or ask your life insurance producer for information on the current Growth Caps prior to investment. Once a Segment is created, you cannot transfer Accumulated Value out of that Segment until the end of the Segment Term. The 1-Year No Cap Indexed Account does not have a Growth Cap.

Index Threshold Rate

Segment Indexed Interest is subject to an Index Threshold Rate for the 1-Year No Cap Indexed Account. The Index Threshold Rate reduces the percentage that will be credited for a one-year period. At the end of a Segment Term, we determine the Index Growth Rate which reflects the performance of the underlying Index. The Index Growth Rate is then reduced by the Index Threshold Rate. A higher Index Threshold Rate may reduce the amount of interest credited at the end of a Segment Term and a lower Index Threshold Rate may increase the amount of interest credited at the end of a Segment Term. The steps used to calculate the amount of interest credited at the end of a term and how the Index Threshold Rate is used can be found in the Segment Maturity section below. The Index Threshold Rate is subject to change at our discretion, but the Index Threshold Rate is guaranteed (the Guaranteed Maximum Indexed Threshold Rate) never to be higher than 20%. We will declare any change in the current Index Threshold Rate at the start of a Segment Term; the current Index Threshold Rate will remain in effect for that Segment Term. If you have an existing Segment, before the end of your Segment Term, please contact us at (800) 347-7787or contact your life insurance producer for information on the current Index Threshold Rate that will apply to a new Segment. If you are allocating to a Segment for the first time, you can contact us or ask your life insurance producer for information on the current Index Threshold Rate prior to investment. Once a Segment is created, you cannot transfer Accumulated Value out of that Segment until the end of the Segment Term. The 1-Year Indexed Account and the 1-Year High Par Indexed Account do not have an Index Threshold Rate.

Participation Rate

The Participation Rate is used to determine what percentage of the growth in the underlying Index will be used to determine the amount of interest credited at the end of a Segment Term. The steps used to calculate the amount of interest credited at the end of a term and how the Participation Rate is used can be found in the Segment Maturity section below. The Guaranteed Minimum Participation Rate is 100% for the 1-Year Indexed Account, 140% for the 1-Year High Par Indexed Account, and 100% for the 1-Year No Cap Indexed Account. If you have an existing Segment, before the end of your Segment Term, please contact us at (800) 347-7787 or contact your life insurance producer for information on the current Participation Rate that will apply to a new Segment. If you are allocating to a Segment for the first time, you can contact us or ask your life insurance producer for information on the current Participation Rates prior to investment. Once a Segment is created, you cannot transfer Accumulated Value out of that Segment until the end of the Segment Term. All of the Indexed Accounts have a Participation Rate.

We credit interest on Accumulated Value in the Indexed Accounts in two ways. One way is that at the end of a one-year period (the Segment Maturity), we credit interest based in part on any positive change in the S&P 500® Index1, excluding dividends.2 This positive change, however, is limited by any applicable Growth Cap (as discussed below, the Growth Cap includes the Minimum

Segment Guaranteed Interest Rate) or any applicable Index Threshold Rate (as discussed below, the Index Threshold Rate reduces the Index Growth Rate). The other way, is that on each Business Day we credit interest on Accumulated Value in any Segment based on a minimum interest rate, 1% annually for all of the Indexed Accounts (the Minimum Segment Guaranteed Interest Rate, as shown in the Policy Specifications). Generally, a portion of the total return on investments in the securities that underlie the S&P 500® are investment dividends. However, allocations to the 1-Year Indexed Account, 1-Year High Par Indexed Account, and 1-Year No Cap Indexed Account will not receive the portion of total returns attributable to dividends, so that the index’s performance will be less than that of the securities underlying the S&P 500® Index. We refer to the total interest we credit to a Segment as the Total Interest Credited. If you surrender your Policy before Segment Maturity, no interest will be paid and you will forfeit any interest we would have otherwise credited. If you take a partial withdrawal from a Segment, the withdrawal will reduce the average monthly Segment Balance but any interest due will still be paid. We determine the Segment balance each month (a Segment Month) and average these amounts for determining the interest that may be applied. See the “Here is an example of how a withdrawal from the Policy affects Segment Indexed Interest” table below for a partial withdrawal and average monthly Segment Balance example.

The following examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Policy will actually perform.

1 The "S&P 500 INDEX" is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Pacific Life Insurance Company.  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Pacific Life Insurance Company. It is not possible to invest directly in an index.  Pacific Life Insurance Company’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Pacific Life Insurance Company’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Pacific Life Insurance Company’s Product(s) particularly or the ability of the S&P 500 INDEX to track general market performance.  Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Pacific Life Insurance Company with respect to the S&P 500 INDEX is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The S&P 500 INDEX is determined, composed and calculated by S&P Dow Jones Indices without regard to Pacific Life Insurance Company or Pacific Life Insurance Company’s Product(s).  S&P Dow Jones Indices has no obligation to take the needs of Pacific Life Insurance Company or the owners of Pacific Life Insurance Company’s Product(s) into consideration in determining, composing or calculating the S&P 500 INDEX.  S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of Pacific Life Insurance Company’s Product(s) or the timing of the issuance or sale of Pacific Life Insurance Company’s Product(s) or in the determination or calculation of the equation by which Pacific Life Insurance Company’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Pacific Life Insurance Company’s Product(s). There is no assurance that investment products based on the S&P 500 INDEX will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment or tax advisor.  A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PACIFIC LIFE INSURANCE COMPANY, OWNERS OF PACIFIC LIFE INSURANCE COMPANY'S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PACIFIC LIFE INSURANCE COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

2 The Standard & Poor’s 500® Index (“S&P 500®”) is an unmanaged index that covers 500 industrial, utility, transportation, and financial companies of the U.S. markets.

Below is a hypothetical example that shows how we currently credit interest to a Segment in the 1-Year Indexed Account.

Assumptions:

• The segment Accumulated Value is $10,000 at the start of the first segment.

• There are no deductions for Policy charges.

• The Growth Cap is 6.5% for all time periods. (This is a hypothetical Growth Cap for illustrative purposes only.)

• Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,650.00	10,756.50	10,864.07	11,059.61
Average Segment Monthly Balance	10,000.00	10,650.00	10,756.50	10,864.07	11,059.61
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Growth Cap	6.5%	6.5%	6.5%	6.5%	6.5%
Participation Rate	100%	100%	100%	100%	100%
Minimum Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	106.50	107.57	108.64	110.60
Segment Indexed Interest Rate	5.50%	0.00%	0.00%	0.80%	5.50%
Segment Indexed Interest	550.00	0.00	0.00	86.90	608.28
Total Interest Credited over Term	650.00	106.50	107.57	195.54	718.87
Segment Maturity Value	10,650.00	10,756.50	10,864.07	11,059.61	11,778.48

Total Return over Period	17.78%
Annual Return over Period	3.33%

1 The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

Below is a hypothetical example that shows how we currently credit interest to a Segment in the 1-Year High Par Indexed Account.

Assumptions:

• The segment Accumulated Value is $10,000 at the start of the first segment.

• There are no deductions for Policy charges.

• The Growth Cap is 6% for all time periods. (This is a hypothetical Growth Cap for illustrative purposes only.)

• Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,600.00	10,706.00	10,834.47	11,126.98
Average Segment Monthly Balance	10,000.00	10,600.00	10,706.00	10,834.47	11,126.98
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Growth Cap	6%	6%	6%	6%	6%
Participation Rate	150%	150%	150%	150%	150%
Minimum Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	106.00	107.06	108.34	111.27
Segment Indexed Interest Rate	5.00%	0.00%	0.20%	1.70%	5.00%
Segment Indexed Interest	500.00	0.00	21.41	184.17	556.35
Total Interest Credited over Term	600.00	106.00	128.47	292.51	667.62
Segment Maturity Value	10,600.00	10,706.00	10,834.47	11,126.98	11,794.60

Total Return over Period	17.95%
Annual Return over Period	3.36%
[1] The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

Below is a hypothetical example that shows how we currently credit interest to a Segment in the 1-Year No Cap Indexed Account.

Assumptions:

• The segment Accumulated Value is $10,000 at the start of the first segment.

• There are no deductions for Policy charges.

• Index Threshold Rate is 7% for all time periods. (This is a hypothetical Index Threshold Rate for illustrative purposes only.)

• Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	11,300.00	11,413.00	11,527.13	11,642.40
Average Segment Monthly Balance	10,000.00	11,300.00	11,413.00	11,527.13	11,642.40
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Index Threshold Rate	7%	7%	7%	7%	7%
Participation Rate	100%	100%	100%	100%	100%
Minimum Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	113.00	114.13	115.27	116.42
Segment Indexed Interest Rate	12.00%	0.00%	0.00%	0.00%	0.60%
Segment Indexed Interest	1,200.00	0.00	0.00	0.00	0.00
Total Interest Credited over Term	1,300.00	113.00	114.13	115.27	116.42
Segment Maturity Value	11,300.00	11,413.00	11,527.13	11,642.40	11,758.83

Total Return over Period	17.59%
Annual Return over Period	3.29%

1 The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

Below is a hypothetical example that shows how we credit interest to a Segment in the 1-Year Indexed Account on a guaranteed basis.

Assumptions:

• The segment Accumulated Value is $10,000 at the start of the first segment.

• There are no deductions for Policy charges.

• The Growth Cap is 3% for all time periods.

• Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,300.00	10,403.00	10,507.03	10,696.14
Average Segment Monthly Balance	10,000.00	10,300.00	10,403.00	10,507.03	10,696.14
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Growth Cap	3%	3%	3%	3%	3%
Participation Rate	100%	100%	100%	100%	100%
Minimum Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	103.00	104.03	105.07	106.96
Segment Indexed Interest Rate	2.00%	0.00%	0.00%	0.80%	2.00%
Segment Indexed Interest	200.00	0.00	0.00	84.04	213.92
Total Interest Credited over Term	300.00	103.00	104.03	189.11	320.88
Segment Maturity Value	10,300.00	10,403.00	10,507.03	10,696.14	11,017.03

Total Return over Period	10.17%
Annual Return over Period	1.96%

1 The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

Below is a hypothetical example that shows how we credit interest to a Segment in the 1-Year High Par Indexed Account on a guaranteed basis.

Assumptions:

• The segment Accumulated Value is $10,000 at the start of the first segment.

• There are no deductions for Policy charges.

• The Growth Cap is 2% for all time periods.

• Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,200.00	10,302.00	10,417.38	10,625.73
Average Segment Monthly Balance	10,000.00	10,200.00	10,302.00	10,417.38	10,625.73
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Growth Cap	2%	2%	2%	2%	2%
Participation Rate[2]	140%	140%	140%	140%	140%
Minimum Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	102.00	103.02	104.17	106.26
Segment Indexed Interest Rate	1.00%	0.00%	0.12%	1.00%	1.00%
Segment Indexed Interest	100.00	0.00	12.36	104.17	106.26
Total Interest Credited over Term	200.00	102.00	115.38	208.35	212.51
Segment Maturity Value	10,200.00	10,302.00	10,417.38	10,625.73	10,838.24

Total Return over Period	8.38%
Annual Return over Period	1.62%

[1] The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

[2] The guaranteed minimum Participation Rate will never be lower than 140%.

Below is a hypothetical example that shows how we credit interest to a Segment in the 1-Year No Cap Indexed Account on a guaranteed basis.

Assumptions:

• The segment Accumulated Value is $10,000 at the start of the first segment.

• There are no deductions for Policy charges.

• Index Threshold Rate is 20% for all time periods. (This is a hypothetical Index Threshold Rate for illustrative purposes only.)

• Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,100.00	10,201.00	10,303.01	10,406.04
Average Segment Monthly Balance	10,000.00	10,100.00	10,201.00	10,303.01	10,406.04
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Index Threshold Rate	20.0%	20.0%	20.0%	20.0%	20.00%
Participation Rate	100%	100%	100%	100%	100%
Minimum Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	101.00	102.01	103.03	104.06
Segment Indexed Interest Rate	0.00%	0.00%	0.00%	0.00%	0.00%
Segment Indexed Interest	0.00	0.00	0.00	0.00	0.00
Total Interest Credited over Term	100.00	101.00	102.01	103.03	104.06
Segment Maturity Value	10,100.00	10,201.00	10,303.01	10,406.04	10,510.10

Total Return over Period	5.10%
Annual Return over Period	1.00%

1 The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

Here is how Segments Work

• Segment Creation. A new Segment is created when there is a transfer to an Indexed Account. The Segment continues until the end of the Segment Term.

• Segment Value Change. Over the Segment Term, the Segment is credited with the Segment Guaranteed Interest and is reduced by Segment Deductions (discussed below).

• Segment Deductions. Over the Segment Term, money may be transferred from the Segments for the Policy’s Monthly Deductions, for withdrawals and for policy loans.

• Segment Indexed Interest. Based on the performance of the Index, additional interest may be credited to the Segment at the end of the Segment Term. It is possible, however, that Segment Indexed Interest will not be greater than zero.

• Segment Maturity. At the end of a Segment Term, the Segment Value is reallocated to a new Segment or to the Fixed Accounts, based on your instructions. Before the end of a Segment Term, please contact us at (800) 347-7787 or contact your life insurance producer for the current rates (Participation Rate, Growth Cap, Index Threshold Rate, as applicable) that will apply to a new Segment. You can find Segment dates, current Segment activity, and additional information for all open, and recently matured Segments on your quarterly and annual Policy statements. Once a Segment is created, you cannot transfer Accumulated Value out of that Segment until the end of the Segment Term.

Important Considerations:

• Net Premiums and Accumulated Value are not directly deposited in or allocated to the Indexed Accounts. Such amounts are first allocated or transferred to the Fixed Account. On a Segment Start Date, we then transfer such Net Premiums and Accumulated Value to the Indexed Accounts.

• All Segment Start Dates currently begin on the 15th of a month. Each Segment Start Date has a Cutoff Date. To begin a Segment on a particular Segment Start Date, we must receive your instructions and payment by the Cutoff Date for that Segment Start Date.

• You can only allocate all or a portion of your Net Premiums or transfer Accumulated Value to the Indexed Accounts if your Policy is not in a Lockout Period (discussed below). However, the Lockout Period will not affect any maturing Segments. Accumulated Value in a Segment that matures during the Lockout Period will be reallocated to a new segment, or to the Fixed Account per your instructions.

• Account Deductions are taken proportionately from the Fixed Account Value and the Variable Account Value until each have been reduced to zero. Any remaining deductions will be taken proportionate to each Segment Value across all segments in the Indexed Accounts.

• There is no guarantee that Segment Indexed Interest will be greater than zero at Segment Maturity. However, we credit Segment Guaranteed Interest daily to Accumulated Value in the Indexed Accounts.

• For Indexed Accounts with a Growth Cap, the total interest crediting rate that is applied to each Segment will never exceed the Growth Cap and will never be less than the 1% Segment Guaranteed Interest rate.

• For Indexed Accounts with an Index Threshold Rate, the total interest crediting rate is reduced by the Index Threshold Rate and will never be less than the 1% Segment Guaranteed Interest rate.

• You cannot transfer Accumulated Value from an Indexed Account until Segment Maturity.

• At Segment Maturity, we will automatically invest Segment Maturity Value into a new Segment unless you tell us otherwise by the Cutoff Date.

• We may eliminate or substitute the Index if the Index we are currently using is no longer published, if the licensing agreement for a particular Index expires, or if the cost of providing the investment on the Index becomes too high. We will supplement this Prospectus prior to any elimination or substitution of the underlying Index.

• Changing the Index will not affect the guarantees for the Indexed Accounts.

• We will notify you if we replace the Index.

• We will select a replacement Index in our sole discretion, based on the availability of the Index and our ability to purchase the necessary underlying securities.

The way we calculate interest on Accumulated Value allocated to the Indexed Accounts is different from the way Accumulated Value allocated to a Variable Account, such as the Equity Index Variable Account, is calculated. The Equity Index Variable Account invests in the Pacific Select Fund Equity Index Portfolio, whose investment strategy is to invest at least 80% of its assets in equity securities of companies that are included in the S&P 500® Index. Accumulated Value allocated to the Equity Index Variable Account is valued daily based on the net asset value of the underlying Equity Index Fund. The Equity Index Variable Account reflects the change in the underlying Equity Index Fund’s net asset value.

Conversely, the Indexed Fixed Options are part of Pacific Life’s General Account. Investment of General Account assets is at Pacific Life’s sole discretion, subject to applicable law and regulation. The Segment Indexed Interest credited to Segments of the Indexed Accounts is based in part on any positive change in the S&P 500® Index (without dividends). It is a one-year point-to-point interest crediting strategy that will credit interest based on the one-year performance of the S&P 500® (without dividends) between two points in time, limited by a Growth Cap or reduced by an Index Threshold Rate as described above. A Segment Guaranteed Interest Rate is applied and the Segment Guaranteed Interest credited to Segments is based on a predetermined annual interest rate that does not fluctuate during a Segment Term.

Segment Creation:

• Segments can be funded by:

a. premium payments

b. transfers from the Fixed Account

c. reallocated amounts from prior Segments following Segment Maturity.

• A new Segment is created when amounts are transferred from the Fixed Account to an Indexed Account.

• Accumulated Value held in the Fixed Account will earn interest at the Fixed Account rate until it is transferred.

In order for us to create a Segment on a particular Segment Start Date, we must receive your instructions and payment by the Cutoff Date for that Segment Start Date. It is important to remember the Accumulated Value we transfer from the Fixed Account at the Segment Start Date may be less than your Designated Amount if we deducted Policy charges, or if you took a withdrawal or loan, from the Fixed Account before the Segment Start Date.

Once a Segment is created, you may not transfer Accumulated Value out of that Segment to any other Investment Option before the end of the Segment Term.

Allocations to the Indexed Accounts will first be made to the Fixed Account and transferred to the Indexed Accounts on the next Segment Start Date. The value in the Indexed Accounts may come from several sources:

• Net Premiums or loan repayments that you have instructed us to transfer to the Indexed Account;

• Transfers you request from the Fixed Account;

• Transfers from the Variable Accounts and Fixed LT Account, which can be made to the Fixed Account under policy Transfer guidelines, and then transferred from the Fixed Account into an Indexed Account.

Transfers from the Fixed Account to an Indexed Account may not be made during the Lockout Period.

Each Segment has its own Participation Rate and a Growth Cap or Index Threshold Rate, as applicable. The Participation Rate and Growth Cap or Index Threshold Rate for a Segment are those in effect on the Segment Start Date. The Participation Rate and Growth Cap or Index Threshold Rate in effect as of the Policy Date are shown in the Policy Specifications. We will notify you in the Annual Report or other written notice if they change.

We reserve the right to change the Segment Start Dates and to limit transfers into the Indexed Accounts, but in any event, you will be allowed to make transfers at least once per calendar quarter. We will notify you in the Annual Report or other written notice if we change the Segment Start Dates.

There are two ways to make transfers to the Indexed Accounts:

• Payment and Reallocation Instructions; and

• Transfers by Written Request.

Transfers to the Indexed Accounts will be based on your latest instructions on file with us. There are two types of instructions for transfers to the Indexed Accounts.

1. Payment Instructions: Your instructions to us to transfer a portion of a Net Premium or Loan Repayment to an Indexed Account. The portion of the Net Premium or Loan repayment that you designated will be deposited into the Fixed Account on the day it is received and will remain there until the next Segment Start Date, assuming we received your instructions and payment by the Cutoff Date for that Segment Start Date. The Fixed Account will earn interest and be assessed Policy charges during this period. On the Segment Start Date, we will transfer the lesser of the amount of Net Premium or Loan Repayment you designated for transfer, or the Fixed Account value. If you did not give us instructions and your payment by the Cutoff Date or if your Policy is in a Lockout Period, we will not make the transfer to the Indexed Account.

 An example:

 We receive and apply a premium payment of $10,000 on January 2, which corresponds to a Net Premium of $9,290 after deduction of a $710 maximum premium load. Based upon your payment instructions, 100% of the Net Premium is applied to the Indexed Fixed Option and the Designated Amount = $9,290.

 On January 2, the Designated Amount is applied to the Fixed Account and the Fixed Account balance is $9,290. The Policy earns interest and charges are deducted, and on January 15 (the Segment Start Date), the Fixed Account balance is equal to $9,000.

 On January 15, the Segment Start Date, the Fixed Account balance is $9,000, which is less than the Designated Amount. This amount will be transferred to the Indexed Account and the Fixed Account balance will be zero.

 Another example:

 Using the same examples as above, but assuming that the Fixed Account Value is $9,400 on the Segment Start Date:

 On January 15, the Segment Start Date, the Designated Amount of $9,290 will be transferred to the Indexed Account. The Fixed Account value will be $110.

2. Reallocation Instructions: Your instructions to us to reallocate the Segment Maturity Value to the Indexed Accounts at the end of a Segment Term or the Fixed Options. If you did not give us instructions, the Segment Maturity Value automatically will be reallocated to the same Indexed Accounts to create a new Segment. Transfer of the Segment Maturity Value from the Fixed Account to other Investment Options must be made in compliance with your Policy’s transfer restrictions. Transfer restrictions in effect may increase the amount of time required to transfer your Indexed Accumulated Value from the Indexed Accounts. See Transferring Among Investment Options and Market-timing Restrictions. If the current Segment Start Date (the 15th of a month) were to change, any Segment Maturity Value will be transferred and held in the Fixed Account at Segment Maturity and then transferred to the applicable Indexed Accounts on the new Segment Start Date.

 You may also make transfers to the Indexed Accounts by Written Request. We must receive your request before the Cutoff Date. When we receive your Written Request, we will make the allocation first to the Fixed Account and then transfer it to the Indexed Accounts on the next Segment Start Date. If you want to transfer Accumulated Value from other Investment Options into the Indexed Accounts, your Accumulated Value will first be transferred from the Investment Options to the Fixed Account, according to the Transfer provisions in your Policy, and then transferred from the Fixed Account to the Indexed Accounts. See Transferring Among Investment Options and Market-timing Restrictions.

 Any reallocation of Segment Maturity Value from the Indexed Fixed Options to the Fixed Options will occur before any other transfer.

Segment Value Changes:

We credit interest daily to each Segment from the Segment Date to Segment Maturity at an annual rate equal to the Segment Guaranteed Interest Rate shown in your Policy Specifications.

Deductions from your Policy’s Accumulated Value for Monthly Deductions, policy loans and withdrawals are taken first from the Policy’s Fixed Accumulated Value and Variable Accumulated Value on a proportionate basis. If there is no Fixed Accumulated Value or Variable Accumulated Value, we will take deductions from the Indexed Accumulated Value. Any deductions from the Indexed Accounts will be taken proportionate to each Segment Value across all segments in the Indexed Accounts. For each Segment, deductions are taken first from the Segment monthly balance (defined below under Segment Maturity) and then from the Segment Guaranteed Interest. If a withdrawal or loan is taken from the Policy that results in a deduction from the Indexed Accounts, and the withdrawal or loan is not taken pursuant to a Systematic Distribution Program, then a Lockout Period will begin. During the Lockout Period you may not allocate all or a portion of a Net Premium, loan repayments or otherwise transfer Accumulated Value from the Fixed Account into the Indexed Accounts. Segment reallocations for any maturing Segment will be made according to your reallocation instructions.

Deductions from the Indexed Accumulated Value may be taken for monthly Policy charges, withdrawals or loans. Segment Indexed Interest will be credited to the Segment and is equal to the Segment Indexed Interest Rate multiplied by the average of all Segment Monthly Balances over the entire Segment Term. This means that a proportionate Segment Indexed Interest will be applied to all amounts that are deducted from the Indexed Accounts over the Segment Term.

Here is an example of how a withdrawal from the Policy affects Segment Indexed Interest.

• We create the Segment on January 15 with a $1,000 allocation.

• You have not taken a loan, and we have not deducted Policy charges from the Segment.

• On July 15, you take a single withdrawal (or Policy loan) of $300 from the Segment.

• At the end of the Segment Term, the Index Growth Rate and corresponding Segment Indexed Interest Rate are 8%.

End of Segment Month	Segment Monthly Balance
February 14	$1,000
March 14	$1,000
April 14	$1,000
May 14	$1,000
June 14	$1,000
July 14	$1,000
August 14	$700
September 14	$700
October 14	$700
November 14	$700
December 14	$700
January 14 (of the following year)	$700
The average monthly Segment Balance is $850 (6 months × $1,000 + 6 months × $700, divided by 12).

The Segment Indexed Interest credited at Segment Maturity is $68 ($850 × 8% = $68.00). Upon Segment Maturity, the final Segment Accumulated Value is $768 (the $700 remaining Segment Balance plus the $68 Segment Indexed Interest).

How surrenders affect Segment Indexed Interest

Using the example above, if you surrender the Policy on July 15th instead of taking a withdrawal, you will forfeit the Segment Indexed Interest we would otherwise have credited, and the $1,000 Accumulated Value in the Segment is included in the Policy’s Net Cash Surrender Value.

Segment Maturity:

We calculate Segment Indexed Interest, if any, and credit it to the Segment at Segment Maturity. We will never credit negative interest to the Indexed Fixed Options. The Segment ends at Segment Maturity and we allocate the Segment Maturity Value to the Investment Options according to your reallocation instructions on file with us. If you have not given us reallocation instructions, we will reallocate the Segment Maturity Value to a new Segment in the same Indexed Accounts. Reallocation to a new Segment will be subject to the Growth Cap or Index Threshold and Participation Rate then in effect. However, if the Segment Maturity Value consists only of the Segment Guaranteed Interest and the Segment Indexed Interest, we will transfer such value into the Fixed Account.

The Segment Indexed Interest is the average of all Segment monthly balances over the entire Segment Term multiplied by the Segment Indexed Interest Rate.

The Segment monthly balance is, as of the end of any Segment Month, the amount initially transferred to the Segment minus all Segment Deductions, excluding any interest that may have been credited to the Segment. We calculate the Segment monthly balance as of the end of each Segment Month, and average these amounts for determining the Segment Indexed Interest.

Indexed Accounts with a Growth Cap

The Segment Indexed Interest Rate reflects the Index Growth Rate, and is equal to [the lesser of (a × b) and c] – d, but not less than zero, where:

a = Index Growth Rate;

b = Participation Rate (guaranteed to be no less than 100% for the 1-Year Indexed Account or 140% for the 1-Year High Par Indexed Account);

c = Growth Cap (will not be less than 3% for the 1-Year Indexed Account or 2% for the 1-Year High Par Indexed Account); and

d = Minimum Segment Guaranteed Interest Rate (1%).

Indexed Account with an Index Threshold Rate

The Segment Indexed Interest Rate reflects the Index Growth Rate less the Index Threshold Rate, and is equal to [(a - b) x c] – d, but not less than zero, where:

a = Index Growth Rate;

b = Index Threshold Rate;

c =  Participation Rate (guaranteed to be no less than 100% for the 1-Year No Cap Indexed Account); and

d = Minimum Segment Guaranteed Interest Rate (1%).

Transferring Among Investment Options and Market-timing Restrictions

Transfers

You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in POLICY BASICS.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Transfers are limited to 25 for each calendar year.

• If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Variable Account prior to the start of the next calendar year.

• You may only make 2 transfers in any calendar month to or from each of the following Investment Options:

American Funds IS Asset Allocation Fund Class 2	Fidelity® VIP Contrafund Portfolio Initial Class	Fidelity® VIP International Index Portfolio Service Class 2	T. Rowe Price Equity Income Portfolio – I
American Funds IS Growth Fund Class 2	Fidelity® VIP Freedom 2035 Portfolio Initial Class	Fidelity® VIP Mid Cap Portfolio Initial Class
American Funds IS Growth-Income Fund Class 2	Fidelity® VIP Freedom 2045 Portfolio Initial Class	Fidelity® VIP Total Market Index Portfolio Service Class 2
Fidelity® VIP Bond Index Portfolio Service Class 2	Fidelity® VIP Freedom Income Portfolio Initial Class	T. Rowe Price Blue Chip Growth Portfolio – I

For example, if you transfer from the American Funds IS Asset Allocation Fund Class 2 to the American Funds IS Growth Fund Class 2, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the Fidelity VIP Mid Cap Initial Class to the American Funds IS Asset Allocation Fund Class 2, that would be the second transfer in the calendar month involving the American Funds IS Asset Allocation Fund Class 2 and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

• Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options:

BlackRock Global Allocation V.I. Fund Class I	Lazard Retirement Global Dynamic Multi-Asset Portfolio Investor Shares	PIMCO Global Managed Asset Allocation Portfolio - Institutional Class
DFA VA International Value Portfolio	Lazard Retirement International Equity Portfolio Service Shares	Templeton Foreign VIP Fund Class 1
Invesco V.I. International Growth Fund Series I	M International Equity Fund	Templeton Global Bond VIP Fund Class 1

Janus Henderson Overseas Portfolio Institutional Class	Invesco Global Fund Series I	VanEck VIP Global Resources Fund Initial Class

For example, if you transfer from the BlackRock Global Allocation V.I. Fund Class I to the Invesco V.I. International Growth Fund Series I, that counts as one transfer for the calendar month. If you later transfer from the Templeton Foreign VIP Fund Class 1 to the Templeton Global Bond VIP Fund Class 1, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

• For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, Fixed Option interest sweep service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Account are excluded from this limitation.

• Only one transfer into the Fixed LT account is allowed during the Policy Year any 12 month period. There is no limit on the number of transfers into the Fixed Account other than the restriction that the total number of transfers cannot exceed 25 in a policy year. Transfers to the Fixed Options may be limited (see YOUR INVESTMENT OPTIONS – Fixed Options).

• You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see YOUR INVESTMENT OPTIONS – Transfer Services later in this section). Such transfers are limited to the greater of:

• $5,000, 25% of your Policy’s Accumulated Value in the Fixed Account, or the amount transferred from the Fixed Account to the Variable Accounts in the prior year. You may transfer 100% of the value in the Fixed Account to the Fixed LT Account.

• $5,000, 10% of your Policy’s Accumulated Value in the Fixed LT Account, or the amount transferred from the Fixed LT Account to the Variable Accounts or Fixed Account in the prior year.

• We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your life insurance producer to find out if a waiver is currently in effect.

• If you request a transfer to the Indexed Fixed Options and we receive your instructions by the Cutoff Date, we will make the transfer first to the Fixed Account and then to the Indexed Fixed Options on the next Segment Start Date.

• Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

• There is no minimum required value for the Investment Option you are transferring to or from.

• There is no minimum amount required if you are making transfers between Variable Investment Options.

• You cannot make a transfer if your Policy is in the Grace Period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We will notify you or your representative if we refuse or delay your transfer request.

• We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, reorganization of underlying Funds, or other extraordinary circumstances.

We do not count the transfer from the Fixed Account to an Indexed Fixed Option towards the number of transfers you may make in Policy Year. Further, we do not count such transfer towards the number of transfers you may make in a Policy Year without a transfer fee.

You may not transfer from an Indexed Fixed Option until Segment Maturity. In addition, you may not allocate all or a portion of a Net Premium or Accumulated Value to the Indexed Fixed Option if your Policy is in a Lockout Period.

Upon Segment Maturity, the Segment Maturity Value cannot be transferred directly into the Variable Options. The Segment Maturity Value must first be transferred to the Fixed Account before it can be transferred to the Variable Options. You must provide us instructions prior to the Cut-off Date, to automatically transfer the Segment Maturity Value to the Fixed Account. Once the Segment Maturity Value is transferred to the Fixed Account, any transfers, thereafter from the Fixed Account to the Variable Options, will be subject to the Fixed Account transfer restrictions, which may increase the amount of time required to transfer the value into the Variable Options.

Market-timing restrictions

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying Funds and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Funds. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a life insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Fund management can have an adverse effect on Fund performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Fund.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

• not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer several services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options. Under the Scheduled Indexed Transfer Program, you can schedule transfers from the Fixed Account to the Indexed Accounts.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options or the Indexed Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Example

You instruct us to transfer $12,000 of Accumulated Value from one Variable Investment Option to another Variable Investment Option that you select over a 12-month period. Each month, we will transfer $1,000 based on the instructions provided.

Portfolio rebalancing

As the value of the underlying Funds changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

Example

You allocate 25% of your Accumulated Value to four different Variable Investment Options (e.g. Variable Investment Option A, B, C and D) and instruct us to maintain that allocation every three months. You elect to have your Variable Investment Options rebalanced quarterly measured from the date your Policy was issued. Over the three-month period, the Accumulated Value in each of your Variable Investment Options will change due to market fluctuations. At the end of the three-month period, we will rebalance your values (buy and sell accumulation units) so that the Accumulated Value in each Variable Investment Option is back to 25% of the Accumulated Value.

First year transfer

Our first year transfer service allows you to make transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the Policy's first year. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy using the New Business Variable Life Optional Services form.

This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.

We do not charge for the first year transfer service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

Example

A Policy is issued and Accumulated Value is allocated to the Fixed Account with a request to use the first year transfer service. You choose the amount you want transferred each month for the first 12 months of the Policy. If you allocated $20,000 to the Fixed Account and instructed us to transfer $1,000 per month, we will transfer $1,000 for 12 consecutive months. After the 12 months, the service will terminate.

Fixed Option interest sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

Scheduled Indexed Transfer program

Our Scheduled Indexed Transfer program (SIT) allows you to make scheduled transfers from the Fixed Account to the available Indexed Fixed Options. When you complete the form for the SIT, you must specify one of the two available methods to make the allocation: the Specified Amount method or the Period Depletion method.

If you select the Specified Amount method, you will request a specific amount to be transferred. This amount will be transferred until the Fixed Account has been depleted or the number of transfers specified have been completed.

If you select the Period Depletion method, you will specify the number of transfers you wish to make. Amounts will be reallocated from the Fixed Account into an Indexed Fixed Option using a declining balance calculation until the Fixed Account has been depleted.

Allocations from the Fixed Account to new segments of an Indexed Fixed Option will occur on the Transfer Date after any other transfers or premium payment allocations have occurred.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Withdrawals and surrenders may have tax consequences, including a possible tax penalty if withdrawn before age 59½. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than your investment in your Policy, or if your Policy is classified as a Modified Endowment Contract, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Making Withdrawals

You can withdraw part of your Policy’s Accumulated Value starting on your Policy’s first anniversary and until the Monthly Deduction End Date. Here’s how it works:

• You must send us a Written Request that’s signed by all owners.

• Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

• We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

• We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

• The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal. The withdrawal will be processed as an Account Deduction.

• If the Insured dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your Policy’s Death Benefit

Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

• If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

• If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount

If you have chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Total Face Amount.

If you have chosen Death Benefit Option A, then a withdrawal may reduce your Policy’s Total Face Amount; however, the first withdrawal of each year in the first 15 Policy Years up to the lesser of $10,000 or 10% of the Net Cash Surrender Value will not reduce the Policy’s Total Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Total Face Amount will usually be reduced by the amount, if any, by which the Total Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

We reserve the right to refuse any withdrawal request that would reduce the Policy’s Total Face Amount to less than $1,000 after the withdrawal.

An example of a withdrawal in the first 15 Policy Years

For a Policy with a Total Face Amount of $250,000 and a Surrender Value of $80,000, the Owner may withdraw the lesser of $10,000 or $8,000 (10% × $80,000) without any reduction in Total Face Amount.

Example 1: Owner requests a withdrawal of $6,000. There will be no reduction in Total Face Amount.

Example 2: Owner requests a withdrawal of $10,000. The Total Face Amount reduction is the amount of the withdrawal, less the allowable withdrawal amount, or $2,000 ($10,000 – $8,000 = $2,000). The Total Face Amount following the withdrawal is $248,000 ($250,000 – $2,000 = $248,000).

Taking Out a Loan

You can borrow money from us any time after the Free Look Transfer Date. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in POLICY BASICS.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

• To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer the loan from the Investment Options that make up your Policy’s Accumulated Value to the Loan Account. The loan amount will be processed as an Account Deduction.

• Interest owing on the amount you have borrowed accrues daily at an annual rate of 2.25%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

• Taking a loan or making a withdrawal from the Policy that results in a deduction from the Indexed Fixed Options, other than a withdrawal or loan pursuant to a Systematic Distribution Program, will cause a Lockout Period to begin. During the Lockout Period, you may not allocate any Net Premium payments, loan repayments or otherwise transfer Accumulated Value from the Fixed Account into the Indexed Fixed Options. Reallocations for any maturing Segment will be made according to your reallocation instructions.

• The amount in the Loan Account earns interest daily at an annual rate of at least 2.00%. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

• We currently intend to credit interest on the amount in the Loan Account at an annual rate of 2.25% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.00% on the amount in the Loan Account.

How much you can borrow

The maximum amount you may borrow on any date is equal to the Accumulated Value less:

• three times the most recent monthly deduction that reduces the Accumulated Value under the Policy;

• any surrender charge; and

• any existing Policy Debt.

An example of how much you can borrow
For a Policy in Policy Year 5 with:
• Accumulated Value of $100,000 • Policy Debt of $60,000 • a most recent monthly deduction of $225 • a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is $34,325. (100,000 – (3 × 225) – 5,000 – 60,000)

Paying off your loan

You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options or the Indexed Fixed Options, up to the amount originally transferred from the Fixed Options or the Indexed Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options and Indexed Fixed Options according to your most recent premium allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Please see HOW PREMIUMS WORK-Paying Your Premium-Monthly Electronic Funds Transfer Plan section for details.

What happens if you do not pay off your loan

If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

• the Death Benefit Proceeds before we pay them to your Beneficiary

• the Cash Surrender Value if you surrender your Policy.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may also be less than the amount of interest you would have earned from the Fixed Options or the Indexed Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your Investment Options

• how long you would like to receive regular income

• the amount of Accumulated Value you want to maintain in your Policy.

You can ask your life insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks

Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your life insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Withdrawals and loans under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Overloan Protection 3 Rider

Subject to availability in your state, your Policy will have an Overloan Protection 3 Rider if the Insured is Age 80 or younger and you elect the Guideline Premium Test as the Death Benefit Qualification Test. Exercise of this Rider will guarantee, as long as the Rider stays in effect, that the Policy will not lapse even if the Policy Debt exceeds the Accumulated Value. For more information, please see OPTIONAL RIDERS AND BENEFITS.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while the Insured is alive.

Here are some things you need to know about surrendering your Policy:

• You must send us your Policy and a Written Request.

• If a premium payment of over $1,000 was received within 10 business days of the surrender request, the premium amount received may be withheld from the surrender proceeds until we obtain verification the payment cleared the bank. The amount withheld will be noted on our surrender confirmation letter and a separate letter will be provided when the remainder of the proceeds are disbursed.

• We will send you the Policy’s Net Cash Surrender Value. Surrender proceeds will be paid in a single lump sum check. We may make other options available in addition to the single check option.

• If you surrender your Policy during the first 15 Policy Years, we will deduct a surrender charge.

• The Policy cannot be surrendered during the Grace Period.

• Each Coverage Layer may have a surrender charge, based on the Face Amount of each Coverage Layer and the Age and Risk Class of the Insured, and the Death Benefit Option, on the date each Coverage Layer is effective. The Maximum Surrender Charge is the sum of the surrender charge on each Coverage Layer that has an associated surrender charge. If you increase your Policy’s Face Amount, we will send you a Supplemental Schedule of Coverage that shows the surrender charge factors associated with the increase.

Your Policy has an Initial Surrender Charge. The surrender charge decreases on each Monthly Payment Date by 1/12 of the Reduction Factor until the charge becomes $0 after the End Year. The Initial Amount (the amount of the initial Surrender Charge), the Surrender Charge at the end of each Policy Year, the Reduction Factor (the amount by which the Surrender Charge is reduced) and the End Year (the last year in which a Surrender Charge is assessed) are shown in the Table of Surrender Charge Factors in your Policy Specifications.

Example

For a Policy that insures a male non-smoker, Age 45 at Policy issue, with a Policy Face Amount of $100,000

Initial Amount = $1,536.00
Reduction Factor = 153.60
End Year = 15

In Policy month 1, the Surrender Charge is: $1,523.20 ($1,536.00 – (153.60 ÷ 12))

If there have been decreases in the Basic Coverage Layer Face Amount, including decreases due to withdrawals, the applicable Surrender Charge rate will not change for that Coverage Layer as a result of the decrease. The highest Surrender Charge rate described is the guaranteed maximum charge. We may charge less than such guaranteed maximum charge. Any lesser charge will apply uniformly to all members of the same Class.

In addition, any Coverage Layer representing an increase in Basic Life Coverage will have associated Surrender Charge rates and Reduction Factor which will be provided in a Supplemental Schedule of Coverage. The Surrender Charge rates for any such Coverage Layer will be effective as of the Coverage Layer Date and as of the beginning of each Coverage Year thereafter, and will decrease in the same manner as the initial Coverage Layer.

• There is no surrender charge on any Coverage Layer after 15 Policy Years from the date the Coverage Layer is effective.

• We guarantee the Surrender Charge rates for any Coverage Layer will not increase.

• If you decrease the Face Amount, the decrease will not affect your Policy’s Maximum Surrender Charge.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Paying the Death Benefit in the Case of Suicide

If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt, withdrawals and LTC Benefit Amount processed.

If you reinstate your Policy and the Insured commits suicide, while sane or insane, within two years of the latest reinstatement date, the Death Benefit Proceeds will be the sum of the premiums paid, less any benefits paid under this Policy or Riders attached to this Policy, and less the sum of any Policy loans and withdrawals taken, since the latest reinstatement date.

If the Insured commits suicide, while sane or insane, after two years from the Policy Date but within two years of any increase in Total Face Amount or, if applicable, the latest reinstatement date after any such increase, the Death Benefit Proceeds will be limited by the following adjustments:

1) any such increase in Total Face Amount will be excluded;

2) refund of the portion of Monthly Deductions associated with any such increase will be included; and

3) premium load associated with the portion of Monthly Deductions referred to in 2) above will be included.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the Insured;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Policy Exchange

If your Policy is issued in Connecticut, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class is not available, the Policy will be issued with a comparable risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on Your Application

If the sex or birth date of the Insured is stated incorrectly on your application and it is discovered on or after the death of the Insured, the Death Benefit under your Policy will be the greater of the following:

• the Death Benefit based on a Net Amount At Risk adjusted by the ratio of the incorrect cost of insurance rate to the correct cost of insurance rate for the Insured’s sex and Age, or

• the Minimum Death Benefit for the correct sex and birth date.

If the Insured’s sex or birth date is misstated in the application and it is discovered before the death of the Insured, we will not recalculate the Accumulated Value, but we will use the correct sex and birth date of the Insured in calculating future Monthly Deductions.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

Policy Changes

We reserve the right to make any change to the provisions of this Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Tax Code or of any state. We will provide you with a copy of any such change, and file such a change with the insurance supervisory official of the state in which this Policy is delivered, and any other applicable regulatory authority. You have the right to refuse any such change.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/ Duplicate Policy Request Form.

Audits of Premiums/Loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of up to $100 at the time you request us to change your Risk Class.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code unless an interest in the policy was transferred for valuable consideration, including in a reportable policy sale, as defined in Section 101(a)(3)(B).

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner, or if the Death Benefit Proceeds are received in a series of installments.

• You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy or collaterally assigning the Accumulated Value.

Effect of Consolidated Appropriations Act on Life Insurance Policies. On December 27th, 2020, changes were made to the U.S. tax code as part of the federal Consolidated Appropriations Act, 2021 (H.R. 133). For life insurance policies issued on or after January 1, 2021, these changes may impact the tax-related premium limits in your policy. In addition, these changes may also impact the Minimum Death Benefit.

In general, for those policies issued in 2021 life insurance policies that are affected by the Act are higher than those issued in 2020 as follows:

• If your policy is qualified under the Guideline Premium Test, your Guideline Premium Limits will generally be increased. This will allow more premiums to be paid into the policy.

• If your policy is qualified under the Cash Value Accumulation Test, Minimum Death Benefit for affected policies may be reduced.

• For determining the Modified Endowment Contract status, the 7-pay limit will be increased. This will allow more premiums to be paid into the policy without becoming classified as a MEC.

Not all policies will be affected by these provisions. Pacific Life Insurance Company is currently evaluating whether the Act impacts your life insurance policy. If we determine that your policy is impacted, we will provide you with additional information and options that may be available to you.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to fully address:

• substandard risk policies

• policies with term insurance on the Insured

• life insurance policies that continue coverage beyond Age 100, or other advanced ages.

• certain features available to you, either in the policy or in an attached rider.

We intend to follow the safe harbor guidance provided by the IRS in Revenue Procedure 2010-28, 2010-10 I.R.B. 270 on the statutory definition of life insurance contracts that continue beyond age 100, however, the guidance did not address all issues that may impact a contract at these later ages. You should consult your tax advisor, as there may be tax consequences.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification Rules and Ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange under Section 1035 of the Code and, if so, will not result in the recognition of gain or loss unless you no longer have a substantial family, business, or financial relationship with the insured. In that case, the exchange of the policy is considered a reportable policy sale that may result in current taxation of any gain in the policy at the time of the sale and also subject a portion of the death benefit to taxation. If the policy owner or the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way. This may include the transfer or sale of any entity or business that owns a Policy. The determination of taxation upon a change of Ownership cannot be determined by Pacific Life. Please consult your tax advisor for advice on your specific situation.

Corporate or Employer Owners

There are special tax issues for employer Owners:

• Section 101(j) of the Tax Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Section 101(j) are met.

• Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

• Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

• Where a business is the Owner of the Policy, Section 264(f) of the Tax Code may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax advisor for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under non-MEC life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract

A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An Example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

LIFE INSURANCE POLICY (non-Modified Endowment Contract)	MODIFIED ENDOWMENT CONTRACT
Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract. [3]
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income (i.e. gain)[2].

Special rules apply if you make a withdrawal within the first 15 Policy Years. If there is a reduction in benefits and an applicable distribution of policy value in the prior two years, a portion of the distribution may be taxable.

Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

1 The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

2 Income (i.e. gain) is the difference between the Accumulated Value and the investment in the contract.

3 Distributions under Modified Endowment Contracts may be subject to an additional 10% penalty tax.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax. In addition, an assignment of policy cash value may be treated as a distribution under the contract.

10% penalty tax on Modified Endowment Contracts

If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you are at least 59½ years old

• you are receiving an amount because you have become disabled

• you are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract

If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test.

Federal Estate Taxes

According to the Tax Cuts and Jobs Act of 2017, the federal estate tax exemption amount has been temporarily increased to $10,000,000 per person (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2021, the indexed exemption amount is $11,700,000. In 2026, the federal estate tax exemption amount is scheduled to revert to $5,000,000 per person (indexed for inflation for years after 2011).

Optional Policy Benefits and Riders

Riders providing Accelerated Death Benefits

If you exercise a Rider that accelerates the Death Benefit under the Policy in connection with certain chronic or terminal illnesses, the amounts received under the Rider may qualify for favorable tax treatment under Section 101(g) of the Tax Code.

However, benefits under the Rider will be taxed, if they are paid to someone other than a person insured by the Policy, and either Insured:

• is a director, officer or employee of the person receiving the benefit, or

• has a financial interest in a business of the person receiving the benefit.

Payment of an accelerated death benefit will reduce the death benefit, associated cost of insurance charges, and other values under the Policy. Further, the premium limitations and death benefits required for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

Benefits paid by accelerating the policy’s death benefit may qualify for favorable tax treatment under Section 101(g) of the Tax Code. Tax treatment of an accelerated death benefit due to terminal illness depends on your life expectancy at the time benefits are accelerated.

Accelerated death benefit payments received due to a chronic illness may be taxable in certain situations, such as when benefit payments are made from multiple policies or when benefit amounts exceed certain IRS limitations (referred to as “per diem” limitations).

Under the Premier LTC Rider, the Pension Protection Act of 2006 provides that any LTC Rider charges under the Policy are treated as non-taxable distributions from your Policy. The LTC Rider charges will reduce your Policy’s cost basis, but not below zero. We will report these charges to you in the year in which the charge was assessed on IRS Form 1099-R.

Pacific Life cannot determine the taxability of benefit payments. Tax laws relating to accelerated death benefits are complex. Receipt of accelerated death benefits may affect eligibility for public assistance programs such as Medicaid. Clients are advised to consult with qualified and independent legal and tax advisors for more information prior to receiving benefits.

Income payments from Net Cash Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the Net Cash Surrender Value or Death Benefit to be paid in a series of installments. In addition, certain policies may have Optional Riders that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Tax Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

• The portion of the Net Cash Surrender Value or Death Benefit Proceeds being applied to the installment benefit

• The investment in the contract

The portion of each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the Payment Amount. For installments payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, institutional products, mutual funds, broker-dealer operations, and investment and advisory services.

Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account

Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options or the Indexed Fixed Options. The rate is reset annually. The Fixed Options and Indexed Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our obligations under the Policy which include the death benefit and death and other benefits provided under any rider, are paid from the General Account. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options and Indexed Fixed Options are not securities, so they do not fall under any securities act. However, other federal securities laws will apply to the accuracy and completeness of the disclosure about the Fixed Options or the Indexed Fixed Options.

Separate Account

Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a corresponding Fund. Information regarding the Funds available through the Separate Account, including the Fund name, investment objective, the investment adviser and any sub-adviser, current expenses, and performance is available in an appendix to this Prospectus. See APPENDIX: FUNDS AVAILABLE UNDER THE POLICY. Each Fund has issued a prospectus that contains more detailed information about each Fund, and may be found at www.PacificLife.com. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep assets in the Separate Account equal to the reserves and policy liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the insurance policies funded by the Separate Account and may only transfer to the General Account assets of the Separate Account which exceed such reserves and Policy liabilities. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account

We can add, change or remove any Fund that the Separate Account or any Variable Account holds or buys.

We can substitute shares of one Fund with shares of another Fund if:

• any Fund is no longer available for investment; or

• our management believes that a Fund is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new Fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also cease offering any of our Variable Accounts if we believe marketing, tax, or investment conditions warrant it. If we cease offering any Variable Account, we will provide any required notice or receive any required approval from Policy Owners or the SEC, as applicable.

If we make any changes to Variable Accounts or substitution of Funds, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

• operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the Separate Account under securities law

• combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more Variable Accounts

• create a committee, board or other group to manage the Separate Account

• change the classification of any Variable Account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding Fund. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the Fund held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any Fund we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any Fund held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the Fund(s) held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a Fund’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a Fund’s investment policy, investment adviser or Fund manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the Fund’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, LLC (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their life insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual life insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

• 105% of premiums paid up to the first target premium

• 4% of premiums paid under targets 2-5

• 3% of premiums paid 6-10

• 2% of premiums paid in excess of the 10th target premium

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the sex (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium is generally derived relative to the seven-pay premium at issue. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the seven-pay premium.

Your life insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your life insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.10% of a Policy’s Accumulated Value less any Policy Debt, or starting on the 7th Policy Anniversary, an annual target premium renewal commission of up to 2%. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The additional cash compensation based on premium payments generally does not exceed 14.50% of first target premium and 1% of premiums paid thereafter. Such additional compensation may give Pacific Life greater access to life insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your life insurance producer may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to life insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the life insurance producer market the Policies.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited life insurance producers and other employees, payments for travel expenses, including lodging, incurred by life insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to life insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and life insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your life insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your life insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Policies, for those Policies sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, life insurance producers and employees of broker/dealers with a current selling agreement with us and their affiliates, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Policies owned by Eligible Persons. If such Policies are purchased directly through Pacific Select Distributors, LLC (PSD), Eligible Persons will not be afforded the benefit of services of any other broker/dealer and will bear the responsibility of determining whether a variable life insurance Policy, optional benefits and underlying Investment Options are appropriate, taking into consideration age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. In addition, Eligible Persons who purchased their Policy through PSD, must contact us directly with servicing questions, Policy changes and other matters relating to their Policies.

The amount credited to Policies owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible persons Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Fund managers of the underlying Funds available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the Funds and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into administrative and/or service agreements with certain Funds which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Policy Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.40% and each Fund may not pay the same annual percentage. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Policies.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class I) held by our separate accounts. American Funds Insurance Series pays us for each American Funds Insurance Series Portfolio (Class 2) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pay us for each Fidelity® VIP Funds portfolio (Initial Class, Service Class, and Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 1) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series I) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Institutional Shares) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio (Investor Class and Service Class) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class I) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Initial Class) held by our separate accounts. Neuberger Berman BD LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (Class I) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class and Institutional Class) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class I) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Initial Class) held by our separate accounts.

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We are subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

In the ordinary course of business, we, like other insurance companies, are subject to various legal proceedings (including class actions). It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding, however, at the present time, we believe that we, the Separate Account, and PSD are not involved in any legal proceeding that would have a material adverse effect on the Separate Account, the ability of PSD to perform its duties as distributor, or on our ability to meet our obligations under the Policy.

Financial Statements

Pacific Life’s financial statements and the financial statements of Pacific Select Exec Separate Account are contained in the Statement of Additional Information.

APPENDIX: FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can also request this information at no cost by calling (800) 347-7787 or by sending an email request to PolicyService@PacificLife.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds. See the Allowable Investment Options section after the Fund table below.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Mid Cap Value Fund Class I; American Century Investment Management, Inc.	0.75%[1]	23.20%	9.41%	12.82%
Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds IS Asset Allocation Fund Class 2; Capital Research and Management CompanySM	0.55%	15.10%	11.71%	11.33%
Seeks to provide growth of capital.	American Funds IS Growth Fund Class 2; Capital Research and Management CompanySM	0.60%	21.97%	25.43%	19.71%
Seeks to provide long-term growth of capital and income.	American Funds IS Growth-Income Fund Class 2; Capital Research and Management CompanySM	0.54%	24.10%	16.39%	15.42%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund Class I; BlackRock Advisors, LLC	0.75%[1]	6.79%	10.03%	8.06%
Seeks capital appreciation.	ClearBridge Variable Aggressive Growth Portfolio – Class I; Legg Mason Partners Fund Advisor, LLC	0.80%	10.30%	11.65%	13.81%
Seeks long-term growth of capital.	ClearBridge Variable Mid Cap Portfolio – Class I; Legg Mason Partners Fund Advisor, LLC	0.82%	28.71%	14.26%	14.33%
Seeks long-term growth of capital.	ClearBridge Variable Small Cap Growth Portfolio – Class I; Legg Mason Partners Fund Advisor, LLC	0.80%	12.61%	21.34%	17.14%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks to achieve long-term capital appreciation.	DFA VA International Value Portfolio; Dimensional Fund Advisors, LP	0.28%	18.11%	7.00%	6.52%
Seeks to achieve long-term capital appreciation.	DFA VA U.S. Large Value Portfolio; Dimensional Fund Advisors, LP	0.21%	27.04%	10.52%	13.50%
Seeks to achieve long-term capital appreciation.	DFA VA U.S. Targeted Value Portfolio; Dimensional Fund Advisors, LP	0.29%	38.80%	10.06%	12.98%
Seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index.	Fidelity® VIP Bond Index Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.39%	-2.24%	N/A	N/A
Seeks long-term capital appreciation.	Fidelity VIP Contrafund® Portfolio Initial Class; Fidelity Management & Research Company LLC	0.60%	27.83%	20.17%	16.64%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2035 PortfolioSM Initial Class; Fidelity Management & Research Company LLC	0.62%	15.46%	14.26%	12.25%
Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity® VIP Freedom 2045 PortfolioSM Initial Class; Fidelity Management & Research Company LLC	0.65%	17.83%	15.01%	12.77%
Seeks high total return. (Principal preservation is of secondary importance.)	Fidelity® VIP Freedom Income PortfolioSM Initial Class; Fidelity Management & Research Company LLC	0.35%	3.35%	6.33%	5.15%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio Service Class; Fidelity Management & Research Company LLC	0.33%	0.01%	0.93%	0.51%
Seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets.	Fidelity® VIP International Index Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.42%	7.48%	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Initial Class; Fidelity Management & Research Company LLC	0.61%	25.60%	13.60%	13.29%
Seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks.	Fidelity® VIP Total Market Index Portfolio Service Class 2; Fidelity Management & Research Company LLC	0.37%	25.38%	N/A	N/A
Seeks capital appreciation.	Invesco V.I. Global Fund Series I; Invesco Advisers, Inc.	0.78%	15.49%	18.18%	14.24%
Long-term growth of capital.	Invesco V.I. EQV International Equity Fund Series I (formerly called Invesco V.I. International Growth Fund); Invesco Advisers, Inc.	0.89%	5.89%	10.17%	8.09%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund® Series I; Invesco Advisers, Inc.	0.84%	22.55%	13.73%	14.69%
Long-term growth of capital.	Janus Henderson Enterprise Portfolio Institutional Shares; Janus Henderson Investors US LLC	0.71%	16.83%	19.13%	17.23%
Long-term growth of capital.	Janus Henderson Overseas Portfolio Institutional Shares; Janus Henderson Investors US LLC	0.87%	13.58%	13.35%	6.25%
Seeks total return.	Lazard Retirement Global Dynamic Multi-Asset Portfolio Investor Shares; Lazard Asset Management LLC	0.91%[1]	12.16%	N/A	N/A
Seeks long-term capital appreciation.	Lazard Retirement International Equity Portfolio Service Shares; Lazard Asset Management LLC	1.10%[1]	5.83%	7.86%	7.13%
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio Class VC; Lord Abbett & Co. LLC	0.89%	3.28%	5.66%	6.33%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks to deliver long-term growth of capital.	Lord Abbett Developing Growth Portfolio Class VC2; Lord Abbett & Co. LLC	1.04%[1]	-2.75%	24.69%	17.25%
Seeks income and capital appreciation to produce a high total return.	Lord Abbett Total Return Portfolio Class VC; Lord Abbett & Co. LLC	0.71%	-0.24%	3.61%	3.32%
Seeks capital appreciation.	MFS® New Discovery Series – Initial Class; Massachusetts Financial Services Company	0.87%[1]	1.80%	21.30%	16.15%
Seeks capital appreciation.	MFS® Value Series – Initial Class; Massachusetts Financial Services Company	0.70%[1]	25.45%	12.25%	13.42%
Seeks to provide maximum capital appreciation.	M Capital Appreciation Fund; Frontier Capital Management Company, LLC	1.04%	17.74%	12.78%	14.26%
Seeks to provide long-term capital appreciation.	M International Equity Fund; Dimensional Fund Advisors, LP	0.69%[1]	11.05%	7.47%	6.03%
Seeks to provide long-term capital appreciation.	M Large Cap Growth Fund; DSM Capital Partners LLC	0.75%	21.49%	23.00%	18.15%
Seeks to provide long-term capital appreciation.	M Large Cap Value Fund; Brandywine Global Investment Management, LLC	0.65%	30.01%	9.12%	11.27%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Sustainable Equity Portfolio Class I; Neuberger Berman Investment Advisers LLC	0.89%	23.48%	15.72%	14.36%
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund PSF DFA Balanced Allocation Portfolio Class P; Pacific Life Fund Advisors LLC	0.40%	12.78%	N/A	N/A
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Diversified Bond Portfolio Class P; Pacific Life Fund Advisors LLC (Western Asset Management Company, LLC)	0.44%	-1.73%	5.42%	4.88%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Emerging Markets Debt Portfolio Class P; Pacific Life Fund Advisors LLC (Principal Global Investors, LLC)	0.80%[1]	-5.94%	2.47%	N/A
Seeks long-term growth of capital.	Pacific Select Fund Emerging Markets Portfolio Class P; Pacific Life Fund Advisors LLC (Invesco Advisers, Inc.)	0.85%	-8.10%	10.08%	6.49%
Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	Pacific Select Fund Equity Index Portfolio Class P; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.07%	28.63%	18.37%	16.45%
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social, and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.60%[1]	N/A	N/A	N/A
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social, and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Portfolio Class P; Pacific Life Fund Advisors LLC	0.62%[1]	N/A	N/A	N/A
Seeks a high level of current income.	Pacific Select Fund Floating Rate Income Portfolio Class P; Pacific Life Fund Advisors LLC (Pacific Asset Management LLC)	0.71%	4.83%	4.41%	N/A
Seeks long-term growth of capital.	Pacific Select Fund Growth Portfolio Class P; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.57%	23.67%	25.02%	19.32%
Seeks long-term growth of capital.	Pacific Select Fund Health Sciences Portfolio Class P; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.93%	12.61%	17.81%	19.19%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks to provide capital appreciation.	Pacific Select Fund Hedged Equity Portfolio Class P; Pacific Life Fund Advisors LLC (J. P. Morgan Investment Management Inc.)	0.70%[1]	N/A	N/A	N/A
Seeks a high level of current income.	Pacific Select Fund High Yield Bond Portfolio Class P; Pacific Life Fund Advisors LLC (Pacific Asset Management LLC)	0.43%	5.63%	5.99%	6.31%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Inflation Managed Portfolio Class P; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.47%	5.90%	5.56%	3.36%
Seeks to maximize total return.	Pacific Select Fund Intermediate Bond Portfolio Class P; Pacific Life Fund Advisors LLC (J.P. Morgan Investment Management Inc.)	0.43%	-1.70%	N/A	N/A
Seeks long-term growth of capital.	Pacific Select Fund International Growth Portfolio Class P; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	0.84%	N/A	N/A	N/A
Seeks long-term growth of capital.	Pacific Select Fund International Large-Cap Portfolio Class P; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.78%[1]	15.01%	13.07%	9.85%
Seeks long-term growth of capital.	Pacific Select Fund International Small-Cap Portfolio Class P; Pacific Life Fund Advisors LLC (FIAM LLC)	0.89%[1]	14.10%	8.98%	9.82%
Seeks long-term growth of capital.	Pacific Select Fund Large-Cap Core Portfolio Class P (formerly called Main Street® Core Portfolio); Pacific Life Fund Advisors LLC (J.P Morgan Investment Management Inc.)	0.47%	28.02%	15.98%	15.39%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks long-term growth of capital; current income is of secondary importance.	Pacific Select Fund Large-Cap Value Portfolio Class P; Pacific Life Fund Advisors LLC (ClearBridge Investments, LLC)	0.63%	26.37%	12.34%	13.01%
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Managed Bond Portfolio Class P; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.42%[1]	-0.93%	4.09%	3.74%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Growth Portfolio Class P; Pacific Life Fund Advisors LLC (Delaware Management Company)	0.70%[1]	16.90%	25.62%	17.25%
Seeks long-term growth of capital.	Pacific Select Fund Mid-Cap Value Portfolio Class P; Pacific Life Fund Advisors LLC (Boston Partners Global Investors, Inc.)	0.73%	27.29%	11.60%	12.60%
Seeks current income and moderate growth of capital.	Pacific Select Fund Pacific Dynamix – Conservative Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.39%[1]	6.66%	N/A	N/A
Seeks moderately high, long-term growth of capital with low, current income.	Pacific Select Fund Pacific Dynamix – Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.39%[1]	14.57%`	N/A	N/A
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Pacific Dynamix – Moderate Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.39%[1]	10.85%	N/A	N/A
Seeks high, long-term capital appreciation.	Pacific Select Fund Portfolio Optimization Aggressive-Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.76%	15.92%	N/A	N/A
Seeks current income and preservation of capital.	Pacific Select Fund Portfolio Optimization Conservative Portfolio Class P; Pacific Life Fund Advisors LLC	0.62%	2.41%	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Select Fund Portfolio Optimization Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.71%	13.34%	N/A	N/A
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Portfolio Optimization Moderate Portfolio Class P; Pacific Life Fund Advisors LLC	0.67%	9.40%	N/A	N/A
Seeks current income and moderate growth of capital.	Pacific Select Fund Portfolio Optimization Moderate-Conservative Portfolio Class P; Pacific Life Fund Advisors LLC	0.66%	6.49%	N/A	N/A
Seeks current income; capital appreciation is of secondary importance.	Pacific Select Fund Short Duration Bond Portfolio Class P; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.43%	-0.25%	2.17%	1.81%
Seeks investment results that correspond to the total return of an index of small-capitalization companies.	Pacific Select Fund Small-Cap Index Portfolio Class P; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.34%	14.47%	11.60%	12.89%
Seeks long-term growth of capital.	Pacific Select Fund Small-Cap Value Portfolio Class P; Pacific Life Fund Advisors LLC (AllianceBernstein L.P.)	0.78%	35.88%	9.57%	11.89%
Seeks long-term growth of capital.	Pacific Select Fund Technology Portfolio Class P; Pacific Life Fund Advisors LLC (MFS Investment Management)	0.94%	14.09%	26.68%	15.72%
Seeks long-term growth of capital.	Pacific Select Fund Value Portfolio Class P; Pacific Life Fund Advisors LLC (American Century Investment Management, Inc.)	0.66%[1]	21.89%	8.03%	11.15%
Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index.	PIMCO Global Managed Asset Allocation Portfolio – Institutional Class; Pacific Investment Management Company, LLC	0.96%[1]	12.77%	10.84%	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	PIMCO Income Portfolio – Administrative Class; Pacific Investment Management Company, LLC	0.82%	2.00%	5.06%	N/A
Long-term capital growth.	Templeton Foreign VIP Fund Class 1; Templeton Investment Counsel, LLC	0.86%[1]	4.44%	2.97%	4.27%
High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.	Templeton Global Bond VIP Fund Class 1; Franklin Advisers, Inc.	0.51%[1]	-4.62%	-0.68%	1.39%
Seeks to provide long-term capital growth. Income is a secondary objective.	T. Rowe Price Blue Chip Growth Portfolio – I; T. Rowe Price Associates, Inc.	0.75%[1]	17.62%	23.28%	19.23%
Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Equity Income Portfolio – I; T. Rowe Price Associates, Inc.	0.74%[1]	25.55%	11.01%	11.81%
Seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	VanEck VIP Global Resources Fund Initial Class; Van Eck Associates Corporation	1.09%	18.92%	2.24%	-0.12%
Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Vanguard® VIF Mid-Cap Index Portfolio; The Vanguard Group, Inc.	0.17%	24.36%	15.72%	14.97%
Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.	Vanguard® VIF Real Estate Index Portfolio; The Vanguard Group, Inc.	0.26%	40.21%	11.25%	11.43%

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

2 Effective May 1, 2021, transfer requests and future premium allocations designated to the Lord Abbett Developing Growth Portfolio Class VC Investment Option will no longer be accepted.

ALLOWABLE INVESTMENT OPTIONS

At initial purchase and during the entire time that you own the Flexible Duration No-Lapse Guarantee Rider, you must allocate 100% of your Accumulated Value among the allowable Investment Options.

Allowable Investment Options
All available Investment Options are allowable Investment Options for rider purposes.

We may add or remove allowable Investment Options at any time. Following a change, your current allocation of Accumulated Value may not comply with our revised allocation requirements for the Rider. As a result, you will be required to reallocate your Policy Accumulated Value to the revised allowable Investment Options in order to maintain the Rider benefits. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Our right to add or remove allowable Investment Options may limit the number of Investment Options that are otherwise available to you under the Policy. Please discuss with your life insurance producer if this Policy and Rider are appropriate for you given our right to make changes to the allowable Investment Options.

We may make such a change due to a fund reorganization, fund substitution, fund liquidation, or to help protect our ability to provide the guarantees under the Rider (for example, changes in an underlying Fund’s investment objective and principal investment strategies, or changes in general market conditions). If such a change is required, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Accumulated Value to maintain your Rider benefits. If you do not reallocate your Accumulated Value to comply with the new Rider allocation requirements, your Rider will terminate.

We will send you written notice in the event any transaction made by you will cause the Rider to terminate for failure to invest according to the investment allocation requirements. However, you will have at least 20 calendar days starting from the date of our written notice, to instruct us to take appropriate corrective action to continue the Rider. If you take appropriate corrective action and continue the Rider, the Rider benefits and features available immediately before the terminating event will remain in effect.

The allowable Investment Options seek to minimize risk and may reduce overall volatility in investment performance, which may reduce investment returns, and may reduce the likelihood that we will be required to provide benefits under the optional benefit Rider. The reduction in volatility permits us to more effectively provide the guarantees under the Policy.

APPENDIX: STATE LAW VARIATIONS

Certain Policy features described in this Prospectus may vary or may not be available in your state. The state in which your Policy is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Policy. These variations are reflected in your Policy and in Riders or Endorsements to your Policy. See your life insurance producer or contact us for specific information that may be applicable to your state.

YOUR FREE LOOK RIGHT

Free Look Right

For policies issued in California, you may return this policy within 10 days of policy delivery. For Insureds age 60 or older, you may return this policy within 30 days of policy delivery.1

For policies issued as an internal replacement in Michigan or Pennsylvania, you may return this policy within 45 days of policy delivery.

For policies issued in Florida, you may return this policy within 14 days of policy delivery.

For policies issued in North Dakota, you may return this policy within 20 days of policy delivery.

The table below shows which states do or do not require refund of premiums paid.

Return of Premium	Return of Accumulated Value + Loads + Charges[1]
DE; FL; ND; SD	AK; AL; AR; AZ; CA; CO; CT; DC; GA; HI; IA; ID; IL; IN; KS; KY; LA; MA; MD; ME; MI; MN; MO; MS; MT; NC; NE; NH; NJ; NM; NV; OH; OK; OR; PA; RI; SC; TN; TX; UT; VA; VT; WA; WI; WV; WY

1 In California, for ages 60+ and if we've not received a written request for immediate investment in variable options, premium is returned for a free look surrender.

TIMING OF PAYMENTS, FORMS AND REQUESTS

For Policies issued in California, Delaware, Florida, North Dakota, and South Dakota, the additional annual interest rate for Death Benefit Proceeds delayed for more than 31 calendar days is the following:

California: 1%

Delaware: None

Florida: The Moody’s Corporate Bond Yield Average – Monthly Average Corporate rate which may vary.

North Dakota: 1%

South Dakota: 4%

OPTIONAL RIDERS AND BENEFITS

Benefits Distribution Rider

Rider Terms

For policies issued in Illinois, the following applies:

Periodic Payments – Periodic Payments are the series of payments of the BDA that are paid according to the BDR Frequency and for the BDR Duration shown in the Policy Specifications. The amount of each Periodic Payment is determined by multiplying the BDA by the Benefit Distribution Factor. The Periodic Payment Amount as of the Policy Date is shown in the Policy Specifications and is based on the BDA at the inception of the Policy. The Periodic Payment Amount will change if there are any changes to the BDA according to the terms of this Rider and the Policy.

Policy Cost of Insurance Charge – We may reduce the Cost of Insurance (COI) Charge on the Policy to which this Rider is attached.  If we choose to offer a reduced COI Charge for any given month, it will only apply where the Policy COI Charge, before considering this Rider, is greater than zero for that month.  Any reduction to the Cost of Insurance Charge will apply uniformly to all members of the same Class and is not guaranteed.

Effect of Additional Benefits on Rider Provisions – Your policy may include additional benefits that were added by rider or endorsement.  Please read your entire policy, including all riders and other forms carefully.

For policies issued in Massachusetts, the following applies:

Policy Cost of Insurance Charge – We, in our sole and exclusive discretion, may reduce the Cost of Insurance (COI) Charge on the Policy to which this Rider is attached.  If we choose to offer a reduced COI Charge for any given month, it will only apply where the Policy COI Charge, before considering this Rider, is greater than zero for that month.  Any reduction to the Cost of Insurance Charge will apply uniformly to all members of the same Class and is not guaranteed.

For policies issued in Michigan and Rhode Island, the following applies:

Policy Cost of Insurance Charge – We may reduce the Cost of Insurance Charge on the Policy to which this Rider is attached. Any reduction to the Cost of Insurance Charge will apply uniformly to all members of the same Class and is not guaranteed.

For policies issued in Pennsylvania, the following applies:

Death of the Insured – All payments provided by this Rider will be paid to the Policy Beneficiary pursuant to the Beneficiary provision of the Policy. Upon proof of the death of the Insured, the Policy Beneficiary will be sent confirmation of the Periodic Payments Amounts. The Beneficiary cannot make changes to the Benefit Distribution Elections made under this Rider. If the Policy Beneficiary dies before the final Benefit Distribution Amount is paid, any named beneficiary of the benefit distributions will be paid the remaining Periodic Payments. If a beneficiary of the benefit distributions is not named by the Policy Beneficiary while Periodic Payments are being made, the remaining Periodic Payments will be paid to the estate of the deceased Policy Beneficiary.

Premier Living Benefits Rider 2

Rider Terms

For policies issued in Florida, the following applies:

All references to the term “Chronically Ill Individual” are referred to as “an Individual with Chronic Illness”.

Premier LTC Rider

For policies issued in California, the following applies:

The legal name of this Rider is Accelerated Death Benefit Rider for Comprehensive Long-Term Care.

For policies issued in Florida, the following applies:

The legal name of this Rider is Long-Term Care Accelerated Death Benefit Rider.

Rider Terms

For policies issued in Connecticut, the following applies:

Assisted Living Facility – a facility that is licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing ongoing Assisted Living Care and related services as described in the Rider.

A managerial residential community that provides residents with services from assisted living service agencies will be considered an Assisted Living Facility.

For policies issued in Florida, the following applies:

Assisted Living Facility – a facility that is engaged primarily in providing ongoing Assisted Living Care and related services that has the appropriate state licensure or certification as an Assisted Living Facility where required.

For policies issued in Florida, the following applies:

Claim Forms –When we receive the notice of claim, we will send the claimant forms for filing proof of loss. If these forms are not given to the claimant within 15 days, the claimant may meet the proof of loss requirements by giving the insurer a written statement of the nature and the extent of the loss within the time limit stated in the Proof of Loss provision.

For policies issued in Arizona, Connecticut, Delaware, Florida, Indiana, New Jersey, North Dakota, South Dakota, and Washington D.C. the following applies:

Elimination Period –the total number of days that the Insured is a Chronically Ill Individual before benefits are payable. However, in no case will the Elimination Period start date be more than:

90 days prior to the date the Owner or Insured contacts us for a loss related to the Insured’s inability to perform Activities of Daily Living; or

365 days prior to the date the Owner or Insured contacts us for a loss due to Severe Cognitive Impairment.

For policies issued in Montana, the following applies:

Elimination Period – the total number of days that the Insured is a Chronically Ill Individual before benefits are payable. This period includes the time it takes to determine that the Insured is Chronically Ill. Each occurrence of days counted towards satisfying the

Elimination Period begins on the first day that the Insured is a Chronically Ill Individual and incurs Covered Services. However, in no case will the Elimination Period start date be more than:

90 days prior to the date the Owner or Insured contacts us for a loss related to the Insured’s inability to perform Activities of Daily Living; or

365 days prior to the date the Owner or Insured contacts us for a loss due to severe Cognitive Impairment.

For policies issued in Montana, the following applies:

Home Health Care – medical and non-medical services, provided to ill, disabled or infirm persons by a Home Health Care Agency in their residences. Such services may include:

Nursing;

Home health aide services;

Physical therapy;

Occupational therapy;

Speech therapy;

Hospice service;

Medical supplies and equipment suitable for use in the home; and

Medically necessary personal hygiene, grooming and dietary assistance.

For policies issued in Florida, the following applies:

Hospital – means any establishment that:

Offers services more intensive than those required for room, board, personal services, and general nursing care, and offers facilities and beds for use beyond 24 hours by individuals requiring diagnosis, treatment, or care for illness, deformity, infirmity, abnormality, disease, or pregnancy; and

Regularly makes available at least clinical laboratory services, diagnostic X-ray services, and treatment facilities for surgery or obstetrical care, or other definitive medical treatment of similar extent.

For policies issued in Washington D.C., the following applies:

Immediate Family – the Insured’s Spouse or civil union partner and the parents, brothers, sisters and children of either the Insured, the Insured’s Spouse or civil union partner by blood, adoption or marriage.

For policies issued in Montana, the following applies:

Irreversible Dementia – means deterioration or loss of intellectual faculties, reasoning power, memory, and will due to organic brain disease characterized by confusion, disorientation, apathy and stupor of varying degrees which is not capable of being reversed and from which recovery is impossible.

For policies issued in Arizona, the following applies:

Licensed Health Care Practitioner – a physician licensed pursuant to Arizona title 32, chapter 13 or 17, any registered nurse or registered nurse practitioner licensed to Arizona title 32, chapter 15, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of the Treasury of the United States. A Licensed Health Care Practitioner must reside in the United States and cannot be you or an Immediate Family Member.

For policies issued in Florida, the following applies:

Licensed Health Care Practitioner – a physician or nurse licensed pursuant to Part I of Chapter 464, Florida Statutes; a psychotherapist licensed under Chapter 490 or Chapter 491, Florida Statutes; any individual who meets any requirements as may be prescribed by rule adopted by the Florida Insurance regulatory authority.

For policies issued in South Dakota, the following applies:

A Licensed Health Care Practitioner may be an Immediate Family Member if that family member is the only doctor in the area, provided the doctor is acting within the scope of the practice.

For policies issued in Montana, the following applies:

Maintenance or Personal Care Services – any care the primary purpose of which is the provision of needed assistance with any of the disabilities as a result of which the Insured is a Chronically Ill Individual. This includes protection from threats to health and safety due to severe Cognitive Impairment and Irreversible Dementia.

For policies issued in Florida, the following applies:

Proof of Loss – Written proof must be available to us within 90 days after the loss for which benefits are claimed. If it was not reasonably possible to give written proof in the time required, we shall not reduce or deny the claim for this reason if the proof is filed as soon as reasonably possible. In any event, the proof required must be given no later than one year from the time specified unless the claimant was legally incapacitated.

For policies issued in Florida, the following applies:

Qualified Long-Term Care Services – necessary diagnostic, preventive, curing, treating, mitigating and rehabilitative services, and Maintenance or Personal Care Services which are required by a Chronically Ill Individual and are provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner.

For policies issued in Montana or Arizona, the following applies:

The term Severe Cognitive Impairment is referred to as Cognitive Impairment.

For policies issued in Washington D.C. the following applies:

Spouse – means the person of the same or opposite sex to whom the Insured is legally married under the laws of the state or jurisdiction in which the marriage took place.

For policies issued in Florida, the following applies:

Terminally Ill – the Insured has a medical prognosis that his or her life expectancy is one year or less if the illness runs its normal course.

Limitations, Exclusions and Eligibility Conditions for Benefits

For policies issued in New Jersey, the following applies:

Certain pre-existing condition limitations apply. A preexisting condition is any condition for which the Insured received medical advice or treatment in the six months preceding the LTC Rider Effective Date. We will not pay benefits for a Confinement due wholly or in part to a preexisting condition if the need for services begins during the first six months after the LTC Rider Effective Date.

For policies issued in Montana, the following applies:

The Rider will pay benefits for:

Confinements due to preexisting conditions that occur six months after the LTC Rider Effective Date.

For policies issued in South Dakota, the following applies:

The Rider will pay benefits for:

Care or services that result from an attempt at suicide (while sane or insane) or an intentionally self- inflicted injury;

Care or services that result from active duty in the armed forces of any nation or international government or units auxiliary thereto, or the National Guard;

The rider will pay for services available under governmental programs (except Medicaid), state or federal workers’ compensation, employer’s liability or occupational disease law, or any motor vehicle no fault law. It will not pay for work related injuries or illnesses if benefits are paid under workers’ compensation or other similar laws.

For policies issued in Florida, the following applies:

To receive the Rider Benefit, you must satisfy the following condition:

A Licensed Health Care Practitioner certifies the Insured as being a Chronically Ill Individual within the preceding twelve-month period;

Claims Provisions

For policies issued in Florida, the following applies:

At our expense, we have the right to have the Insured examined as often as reasonably necessary while a claim is pending except that when a Licensed Health Care Practitioner has certified that the Insured is a Chronically Ill Individual, additional certifications may not be performed until after the expiration of the 90-day period starting on the date of certification. We may also have an autopsy made unless prohibited by law.

For policies issued in Florida, the following applies:

Written notice of claim must be given within 20 days after a covered loss starts or as soon as reasonably possible. The notice may be given to us at our Administrative Office or to our agent.

For policies issued in Montana, the following applies:

We will pay benefits within 30 days of the date we receive the Insured’s claim, however if we need to collect information in order to verify eligibility, benefits will be paid within 60 days of our receipt of the original Proof of Loss unless we have notified you, your designee, your assignee or the claimant of the reasons we have not paid the claim in full or unless we have a reasonable belief that insurance fraud has been committed and we have reported the possible insurance fraud to the commissioner.

For policies issued in Florida, the following applies:

If a claim is not paid or denied within 120 days after receipt, we will add 10% simple interest to any overdue claim payments.

Lapse and Reinstatement

For policies issued in Montana, the following applies:

We will provide such notice at least 30 days before the effective date of lapse or termination. Notice shall be given by first class United States mail, postage prepaid; and notice will not be given until 30 days after a premium is due and unpaid. Notice shall be deemed to have been given as of five days after the date of mailing.

Extension of Benefits

For policies issued in New Jersey, the following applies:

If this Rider terminates, we will recognize the basis for a claim under this Rider predicated upon the Insured’s continuous certification as a Chronically Ill Individual before the date of termination in the same manner as if the insurance was In Force. Extension of Benefits stops on the earliest of:

• The date when the Insured no longer meets the Eligibility for the Payment of Benefits requirements;

• The date the Insured is no longer incurring Covered Services; or

• The date when the LTC Coverage Amount remaining after monthly benefit payment is zero.

This Extension of Benefits is subject to all of the provisions of this rider, and all applicable coverage maximums.

If benefits are continued under this Extension of Benefits provision because the Policy has lapsed, no Death Benefit will be payable to the beneficiary under the Policy.

Non-Duplication with Other Plans

For policies issued in Florida, the following applies:

We will not pay benefits for any amount that would be reimbursable under Medicare or any other plan or program but for the application of a deductible or coinsurance amount. We will pay the difference between the actual expense and the benefits payable by Medicaid or private insurance, but our payment will not exceed the amount we would have paid in the absence of such other insurance. However, if the Insured’s Medicaid or private insurance denies payment for a service that we cover, we will pay the benefit as outlined in this Rider. The care coordinator can assist in identifying other insurance benefits to which the Insured is entitled that can be applied to meet actual expenses.

HOW MUCH YOU CAN BORROW

Loan Amount Available

For policies issued in Arizona, your loan amount available equals the Net Cash Surrender Value.

PAYING THE DEATH BENEFIT IN THE CASE OF SUICIDE

Suicide Exclusion

For policies issued in North Dakota, the suicide exclusion period is one year.

GENERAL INFORMATION ABOUT YOUR POLICY

Policy Exchange

If your Policy is issued in Connecticut, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

WHERE TO GO FOR MORE INFORMATION

You will find additional information about the Policy and Pacific Select Exec Separate Account in the Statement of Additional Information (“SAI”) dated May 1, 2022. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge, upon request, by calling (800)347-7787, or you can view it online at https://www.pacificlife.com/home/products/life-insurance/variable-universal-life-insurance/prospectuses-and-other-reports.html. Reports and other information about Pacific Select Exec Separate Account are available on the SEC website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

You may contact us at the number below to request information or make inquiries about the Policy.

If you ask us, we will provide you with one or more Illustrations. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life Insurance Company P.O. Box 2030
Omaha, Nebraska 68103-2030

(800) 347-7787
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for both Variable and Indexed Fixed Option transaction requests (transfers, allocation changes, rebalancing) and also Policy loans at:

(866) 398-0467
Transactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via list bill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

EDGAR Contract No. C000213518

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2022

MVP VUL 11 LTP

PACIFIC SELECT EXEC SEPARATE ACCOUNT

MVP VUL 11 LTP is a flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2022, which is available without charge upon written or telephone request to Pacific Life or at www.PacificLife.com. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 2030

Omaha, NE 68103

(800) 800-7681

Financial Statements of Pacific Select Exec Separate Account SA-1

Financial Statements of Pacific Life Insurance Company PL-1

i

GENERAL INFORMATION AND HISTORY

How We Are Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

1

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 30 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• You must have at least $5,000 in a Variable Investment Option to start the service.

• We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.

• We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.

• We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

• We have the right to discontinue, modify or suspend the service at any time.

• We will keep making transfers at the intervals you have chosen until one of the following happens:

• the total amount you have asked us to transfer has been transferred

2

• there is no more Accumulated Value in the Investment Option you are transferring from

• your Policy enters the Grace Period and is in danger of lapsing

• we receive your Written Request to cancel the service

• we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by completing a request form to enroll in the service.

• Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semi-annual or annual anniversary, depending on the interval you chose.

• You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The available Fixed Options are not included in portfolio rebalancing.

• We will not make the first transfer until after the Free Look Transfer Date, if your Policy was issued in a state that requires us to return your premiums if you exercise your Free Look Right.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

First Year Transfer

Our first year transfer service allows you to make transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here is how the service works:

• You enroll in the service when you apply for your Policy using the New Business Variable Life Optional Services form.

• You choose amounts to be transferred for 12 months from the payment date.

• Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

• If you sign up for this service, we will waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.

• If program ends during the second Policy Year, we will not count it toward the usual one transfer per year for the Fixed Account.

• If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we will transfer the balance and then cancel the service.

• If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.

• We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

3

Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from any available Fixed Options to the Variable Investment Options. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by sending us a Written Request.

• You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

• Interest earnings transferred from any available Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here is how the program works:

• You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

• You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.

• You can choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.

• If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

• The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 12%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your life insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

4

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

• If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.

• If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 12%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE INFORMATION ON POLICY CHARGES

Underwriting Methods and Nonstandard Ratings

We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multilife guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 70. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

5

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2017 Commissioners Standard Ordinary Mortality Tables (sex blended tables are used for unisex cost of insurance rates). The rates are also based on the Age and sex of the Insured unless unisex rates are required.

If we determine from the application for insurance, or any later evidence of insurability, that the Insured presents a risk not accounted for by our standard Risk Classes, typically due to medical history, profession or hobby, we may still issue a Coverage Layer with higher or additional charges, referred to as a nonstandard rating. Most insurance companies have a similar process. The Policy charges may be increased by a nonstandard table factor. In certain cases, there may be an additional flat-rate charge for a period specified at the time the Coverage Layer is issued. If we determine that a nonstandard rating applies to your Coverage Layer, you will be notified of the applicable charges, inclusive of any additional rate or charge, at the time the Coverage Layer is issued.

Changes in Face Amount

Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value.

Instead, to determine the cost of insurance charge on each Coverage Layer, as described in the prospectus under YOUR POLICY’S ACCUMULATED VALUE, we discount the total Death Benefit for all Coverage Layers that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total Net Amount At Risk for all Coverage Layers. We then prorate the Net Amount At Risk for each Coverage Layer in the same proportion that the Face Amount of each Coverage Layer bears to the Total Face Amount for all Coverage Layers. The Net Amount At Risk for each Coverage Layer is multiplied by the current cost of insurance rate for that Coverage Layer.

If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions, subject to a maximum Death Benefit disclosed in your Policy Specifications. If you elect Death Benefit Option C and your Policy’s Death Benefit equals the maximum Death Benefit as shown in your Policy Specifications, the Death Benefit provided by each Coverage Layer will be reduced proportionately for purposes of calculating the Net Amount At Risk. Unless you tell us which Coverage Layer(s) to reduce.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life

6

insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance Policy.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the Funds satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Fund. You may not select or direct the purchase or sale of a particular investment of a Fund. All investment decisions concerning the Fund(s) must be made by the portfolio manager for such Fund in his or her sole and absolute discretion, and not by the policy owner.

Furthermore, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Fund.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Fund such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 20% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

7

MORE ON THE POLICIES

Distribution Arrangements

Pacific Select Distributors, LLC (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose life insurance producers are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2021, 2020, and 2019 was $3,603,071.97, $1,115,974.35, and $2,581.60 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. More information on commissions paid to broker-dealers is in the ABOUT PACIFIC LIFE – Distribution Arrangements section in the Prospectus.

We and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers.

As of December 31, 2021, the following firms have arrangements in effect with PSD pursuant to which the firms are entitled to receive a revenue sharing payment: AIG, Equitable Advisors LLC, Benefit Funding, CBIZ, Cadaret Grant & Co Inc, Cambridge Inv Research Inc, Capital Investment Group, Cetera Advisors LLC, Cetera Advisors Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Commonwealth Financial Network Equity, CPS Financial & Insurance Services Inc, CUSO Financial Services LP, FAS CORP, First Allied Sec Inc, FSC Securities Corp, First Heartland Capital Corporation, Futurity First Insurance, Independent Financial Group, Kestra Investment Services LLC, Linsco Private Ledger Corp, Lion Street Financial LLC, M Holdings Securities, Next Financial Group Inc, PensionMark Securities LLC, P J Robb Variable Corp, ProEquities, Prudential Annuities Distributor Inc, Royal Alliance, Sagepoint Financial Inc, Saybrus Equity Svcs Inc, Securian Financial Services, Securities America, Simplicity Financial Investment Services Inc, Sorrento Pacific Financial LLC, The Huntington Investment Company, The Leaders Group, Transamerica Financial, Triad Advisors Inc., United Planners, Western International Securities, Woodbury Financial Services, and World Equity Group.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Life insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your life insurance producer or broker-dealer to present this Policy over other investment options. You may ask your life insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, life insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

8

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a Fund or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a Fund has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the Fund from the day the Fund started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying Funds based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the Fund(s) will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

• other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

• the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration

• various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Financial Statements

The financial statements of Pacific Select Exec Separate Account of Pacific Life as of December 31, 2021 and for each of the periods presented are included in this SAI. Pacific Life’s statutory basis financial statements as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 are included in this SAI. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Policies and not as a bearing on the investment performance of the assets held in the Separate Account.

9

Independent Registered Public Accounting Firm and Independent Auditors

The financial statements of Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2021 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory basis financial statements of Pacific Life Insurance Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

10

Form No. 15-50174-03

TABLE OF CONTENTS

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-5
Statements of Operations	SA-15
Statements of Changes in Net Assets	SA-25
Financial Highlights	SA-55
Notes to Financial Statements	SA-69
Report of Independent Registered Public Accounting Firm	SA-75

PACIFIC SELECT EXEC SEPARATE ACCOUNT

INVESTMENTS

DECEMBER 31, 2021

Each variable account invests in shares of the corresponding portfolio (with the same name). The shares owned and value of investments as of December 31, 2021; and the cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2021, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income Class I *	444,149	$5,626,564	$1,352,883	$2,098,540
Core Income Class P *	1,192	15,299	16,831	1,821
Diversified Bond Class I *	8,536,227	101,920,738	15,937,944	10,317,671
Diversified Bond Class P *	134,986	2,187,004	2,122,379	387,181
Floating Rate Income Class I *	2,775,356	38,276,444	10,789,334	1,654,731
Floating Rate Income Class P *	13,396	187,926	205,237	26,718
High Yield Bond Class I *	8,792,882	86,958,414	25,799,543	20,759,381
High Yield Bond Class P *	33,255	361,943	326,995	27,005
Inflation Managed Class I *	5,987,465	79,081,000	8,922,676	5,092,498
Inflation Managed Class P *	16,906	254,875	373,179	169,828
Managed Bond Class I *	20,716,276	305,762,814	31,981,053	22,217,947
Managed Bond Class P *	53,515	876,059	827,090	106,009
Short Duration Bond Class I *	9,222,993	98,740,274	11,969,104	21,321,952
Short Duration Bond Class P *	93,195	1,043,397	862,385	91,842
Emerging Markets Debt Class I *	495,523	6,035,373	1,008,063	495,570
Emerging Markets Debt Class P *	4,626	57,418	53,904	4,366
Dividend Growth Class I *	3,237,449	119,405,863	5,172,537	6,458,023
Dividend Growth Class P *	18,347	746,951	542,053	88,878
Equity Index Class I *	9,816,916	1,169,118,280	36,384,331	67,218,999
Equity Index Class P *	264,104	32,678,824	34,712,377	7,585,485
Focused Growth Class I *	832,468	52,480,999	3,091,130	6,568,439
Growth Class I *	6,223,445	403,918,307	32,970,750	25,660,309
Growth Class P *	32,053	2,258,424	1,347,674	93,377
Hedged Equity Class P *	38,953	411,007	440,709	34,686
Large-Cap Growth Class I *	3,865,718	95,243,764	25,217,946	41,017,312
Large-Cap Value Class I *	4,958,502	170,562,010	9,751,408	12,338,779
Large-Cap Value Class P *	51,457	1,953,860	1,873,355	212,242
Main Street® Core Class I *	3,898,105	267,663,833	2,967,556	19,148,883
Main Street® Core Class P *	10,017	770,118	666,814	76,095
Mid-Cap Equity Class I *	4,836,743	165,308,385	10,970,461	30,599,935
Mid-Cap Growth Class I *	4,153,673	133,123,726	43,272,898	25,333,354
Mid-Cap Growth Class P *	16,381	578,859	561,196	163,116
Mid-Cap Value Class I *	739,421	20,268,347	3,119,561	3,047,330
Mid-Cap Value Class P *	3,142	128,117	98,884	34,335
Small-Cap Equity Class I *	1,115,689	33,701,071	7,151,834	8,020,412
Small-Cap Equity Class P *	14,759	584,730	422,877	49,462
Small-Cap Growth Class I *	1,010,287	33,781,410	18,791	1,904,410
Small-Cap Index Class I *	7,934,875	279,565,659	41,569,666	55,589,581
Small-Cap Index Class P *	180,203	6,471,587	6,878,761	1,094,724
Small-Cap Value Class I *	3,083,227	95,030,328	11,256,250	11,812,053
Small-Cap Value Class P *	10,191	384,651	313,936	85,983
Value Class I *	3,588,146	70,208,512	2,498,154	4,043,500
Value Class P *	6,363	143,239	98,453	33,296
Value Advantage Class I *	582,455	14,218,674	7,361,447	2,071,446
Value Advantage Class P *	15,987	397,099	197,319	57,484
Emerging Markets Class I *	7,973,922	176,511,141	13,974,376	9,079,056
Emerging Markets Class P *	58,805	1,355,891	1,358,648	156,341
International Large-Cap Class I *	18,541,567	255,456,499	11,332,522	29,486,953
International Large-Cap Class P *	77,987	1,161,946	1,050,862	193,492
International Small-Cap Class I *	3,195,862	42,446,007	2,966,426	5,434,882
International Small-Cap Class P *	22,411	412,756	372,720	41,293
International Value Class I *	10,138,358	144,609,034	4,168,081	9,141,314
Health Sciences Class I *	1,549,649	100,310,113	4,975,600	5,953,529
Health Sciences Class P *	19,901	1,419,967	928,818	83,879

See Notes to Financial Statements	See explanation of symbol on page SA-4

PACIFIC SELECT EXEC SEPARATE ACCOUNT

INVESTMENTS (Continued)

DECEMBER 31, 2021

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Real Estate Class I *	2,887,332	$115,318,799	$5,069,309	$6,873,653
Real Estate Class P *	971	40,698	19,997	10,236
Technology Class I *	3,135,681	51,834,748	5,150,163	12,864,686
Technology Class P *	57,330	1,207,001	784,888	110,064
ESG Diversified Class P *	607	6,504	11,433	4,985
PSF DFA Balanced Allocation Class D *	684,925	11,590,660	2,064,451	2,328,888
PSF DFA Balanced Allocation Class P *	15,845	269,636	220,865	38,918
Pacific Dynamix - Conservative Growth Class I *	827,931	17,175,301	1,996,125	1,188,927
Pacific Dynamix - Conservative Growth Class P *	140,276	2,922,674	2,731,177	382,481
Pacific Dynamix - Moderate Growth Class I *	2,812,013	78,406,026	4,482,629	3,557,965
Pacific Dynamix - Moderate Growth Class P *	781,831	21,896,059	24,818,377	4,575,514
Pacific Dynamix - Growth Class I *	3,668,047	120,972,330	9,817,914	7,393,525
Pacific Dynamix - Growth Class P *	524,621	17,378,261	15,392,879	1,912,889
Portfolio Optimization Conservative Class I *	1,038,162	15,901,277	1,029,254	2,912,432
Portfolio Optimization Conservative Class P *	3,616	55,625	51,435	2,712
Portfolio Optimization Moderate-Conservative Class I *	3,109,893	55,311,983	1,355,653	3,506,173
Portfolio Optimization Moderate-Conservative Class P *	1,031	18,416	6,427	5,325
Portfolio Optimization Moderate Class I *	13,258,365	266,290,906	5,443,654	13,549,116
Portfolio Optimization Moderate Class P *	22,918	462,303	228,290	57,270
Portfolio Optimization Growth Class I *	18,721,346	423,271,392	8,078,044	16,613,068
Portfolio Optimization Growth Class P *	91,757	2,083,550	1,111,958	178,397
Portfolio Optimization Aggressive-Growth Class I *	8,718,340	208,308,507	4,165,076	12,177,758
Portfolio Optimization Aggressive-Growth Class P *	34,883	837,097	479,746	77,813
Invesco® V.I. Global Series I	21,992	1,258,402	1,161,966	184,130
Invesco® V.I. Global Series II	370,980	20,841,657	4,577,154	2,419,580
Invesco® V.I. International Growth Series I	18,791	778,126	646,680	89,711
Invesco® V.I. International Growth Series II	861,485	35,079,682	5,789,339	4,150,317
Invesco® V.I. Main Street Small Cap Series I	190,794	6,004,284	2,634,749	352,643
American Century VP Mid Cap Value Class I	28,145	704,195	534,171	70,557
American Century VP Mid Cap Value Class II	1,660,725	41,601,155	5,166,605	7,337,487
American Funds IS Asset Allocation Class 2	289,462	8,319,138	5,602,098	967,554
American Funds IS Asset Allocation Class 4	3,661,407	104,569,772	13,266,404	4,964,058
American Funds IS Growth Class 2	51,027	6,443,694	5,719,683	945,725
American Funds IS Growth Class 4	1,383,099	171,213,862	34,150,702	9,802,213
American Funds IS Growth-Income Class 2	61,592	4,092,165	3,006,531	225,053
American Funds IS Growth-Income Class 4	2,025,679	132,823,753	6,086,561	6,497,291
American Funds IS American High-Income Trust Class 2	56,828	567,146	579,864	102,025
American Funds IS International Class 2	58,980	1,332,951	1,243,807	211,086
American Funds IS New World Fund® Class 2	40,772	1,283,492	1,197,667	156,112
BlackRock® 60/40 Target Allocation ETF V.I. Class I	1,200,272	16,839,811	8,898,458	2,065,406
BlackRock® Basic Value V.I. Class III	1,830,734	25,319,053	5,577,708	2,250,493
BlackRock® Global Allocation V.I. Class I	92,029	1,637,201	1,484,936	142,737
BlackRock® Global Allocation V.I. Class III	5,508,300	79,209,357	17,156,599	3,036,743
BNY Mellon VIF Appreciation Service Shares	64,052	3,392,171	1,755,093	415,989
DFA VA International Small	106,803	1,458,929	2,094,703	534,529
DFA VA International Value	46,610	622,237	576,457	30,101
DFA VA Short-Term Fixed	92,148	938,063	1,082,290	142,422
DFA VA US Large Value	41,865	1,386,553	1,178,475	142,310
DFA VA US Targeted Value	39,839	939,001	866,844	80,715
Fidelity® VIP Bond Index Investor Class	255,452	2,815,078	3,114,353	277,099
Fidelity® VIP Bond Index Service Class 2	113,687	1,248,289	1,124,952	126,177
Fidelity® VIP Contrafund® Initial Class	15,545	844,882	580,613	82,402
Fidelity® VIP Contrafund® Service Class 2	1,745,430	91,652,531	16,218,099	9,137,536
Fidelity® VIP Freedom 2010 PortfolioSM Service Class 2	142,441	2,041,178	945,447	770,561
Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2	202,403	2,900,436	278,619	161,271
Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2	450,448	6,896,365	1,761,634	2,099,123
Fidelity® VIP Freedom 2025 PortfolioSM Initial Class	1,163	20,733	20,992	202
Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2	901,525	15,911,921	2,906,882	2,233,061

See Notes to Financial Statements	See explanation of symbol on page SA-4

PACIFIC SELECT EXEC SEPARATE ACCOUNT

INVESTMENTS (Continued)

DECEMBER 31, 2021

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Fidelity® VIP Freedom 2030 PortfolioSM Initial Class	20,815	$373,221	$266,298	$7,251
Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2	1,071,434	19,082,239	4,057,154	1,035,144
Fidelity® VIP Freedom 2035 PortfolioSM Initial Class	24,495	736,083	526,961	19,235
Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2	547,038	16,290,778	2,175,366	1,454,533
Fidelity® VIP Freedom 2045 PortfolioSM Initial Class	38,455	1,126,727	993,949	51,544
Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2	514,274	14,949,958	2,012,677	1,176,013
Fidelity® VIP Freedom Income PortfolioSM Initial Class	13,060	166,648	114,154	13,639
Fidelity® VIP Freedom Income PortfolioSM Service Class 2	210,083	2,665,950	504,120	578,174
Fidelity® VIP Government Money Market Service Class	192,173,624	192,173,624	245,384,222	288,949,624
Fidelity® VIP Growth Service Class 2	345,605	34,360,083	14,980,427	3,766,466
Fidelity® VIP International Index Investor Class	387,813	4,440,463	5,387,275	836,232
Fidelity® VIP International Index Service Class 2	76,051	867,739	749,220	67,999
Fidelity® VIP Mid Cap Initial Class	41,821	1,721,770	1,425,783	192,980
Fidelity® VIP Mid Cap Service Class 2	1,146,629	45,165,705	9,485,178	4,271,979
Fidelity® VIP Total Market Index Investor Class	827,944	14,406,226	15,988,552	2,033,987
Fidelity® VIP Total Market Index Service Class 2	128,661	2,233,548	1,986,839	232,821
Fidelity® VIP Value Strategies Service Class 2	709,364	11,768,346	5,966,314	2,360,599
Templeton Foreign VIP Class 1	30,290	421,025	313,011	48,281
Templeton Foreign VIP Class 2	1,705,643	23,179,693	3,591,261	3,683,025
Templeton Global Bond VIP Class 1 *	15,635	216,072	199,849	72,124
Templeton Global Bond VIP Class 2 *	1,926,506	25,295,029	2,439,720	4,301,699
Janus Henderson Enterprise Institutional Shares	2,501	251,330	223,326	88,815
Janus Henderson Enterprise Service Shares	428,657	39,646,448	6,160,723	6,424,988
Janus Henderson Overseas Institutional Shares	12,333	529,214	575,946	72,606
Janus Henderson Overseas Service Shares	679,149	27,858,688	8,609,051	1,616,187
Lazard Retirement Global Dynamic Multi-Asset Investor Shares	17,311	255,342	268,763	23,156
Lazard Retirement Global Dynamic Multi-Asset Service Shares	114,076	1,679,195	233,029	190,567
Lazard Retirement International Equity Service Shares	196,730	2,164,033	560,438	207,191
ClearBridge Variable Aggressive Growth - Class I	5,734	138,014	128,812	12,336
ClearBridge Variable Aggressive Growth - Class II	1,126,565	26,350,363	9,067,966	2,190,428
ClearBridge Variable Mid Cap - Class I	29,866	875,379	877,726	68,944
ClearBridge Variable Mid Cap - Class II	581,927	16,904,979	3,234,176	2,638,402
ClearBridge Variable Small Cap Growth - Class I	11,482	417,031	480,625	21,644
Western Asset Variable Global High Yield Bond - Class II	107,018	796,216	251,373	108,185
Lord Abbett Bond Debenture Class VC	2,050,289	25,218,553	5,611,886	2,992,043
Lord Abbett Developing Growth Class VC	680,301	23,538,412	18,411,737	31,333,766
Lord Abbett Fundamental Equity Class VC	360,372	7,247,088	761,035	550,637
Lord Abbett Total Return Class VC	4,109,886	69,251,581	13,390,057	2,284,796
M Capital Appreciation	2,788,145	78,904,494	15,991,175	6,848,177
M International Equity	6,048,176	87,396,149	10,026,018	5,995,959
M Large Cap Growth	2,505,544	84,862,759	19,894,221	6,434,346
M Large Cap Value	2,701,019	41,568,677	8,330,658	4,118,564
MFS® New Discovery Series - Initial Class	55,592	1,295,287	1,209,882	123,721
MFS® New Discovery Series - Service Class	1,675,238	33,236,713	30,365,219	20,074,416
MFS® Total Return Series - Initial Class	28,157	782,213	608,607	124,640
MFS® Utilities Series - Initial Class	1,068	40,899	27,628	10,183
MFS® Utilities Series - Service Class	414,630	15,581,781	2,694,505	1,978,598
MFS® Value Series - Initial Class	97,325	2,405,871	2,066,969	284,139
MFS® Value Series - Service Class	1,397,404	33,761,281	5,623,975	5,089,436
MFS® Government Securities - Initial Class	2,955	36,471	40,106	2,950
Neuberger Berman Sustainable Equity Class I	57,283	2,121,193	2,161,141	1,095,970
PIMCO Global Managed Asset Allocation - Advisor Class	579,526	7,528,038	1,592,508	1,268,756
PIMCO Global Managed Asset Allocation - Institutional Class	9,857	127,149	151,483	40,449
PIMCO Income - Administrative Class	525,752	5,735,956	2,107,369	596,387
Royce Micro-Cap Service Class	480,172	6,900,075	7,809,293	4,702,715
State Street Total Return V.I.S. Class 3	158,811	2,540,981	990,538	536,148
T. Rowe Price Blue Chip Growth - I	117,836	6,259,462	4,888,748	481,598
T. Rowe Price Blue Chip Growth - II	3,822,375	192,915,275	28,102,715	23,228,644

See Notes to Financial Statements	See explanation of symbol on page SA-4

PACIFIC SELECT EXEC SEPARATE ACCOUNT

INVESTMENTS (Continued)

DECEMBER 31, 2021

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
T. Rowe Price Equity Income - I	76,491	$2,300,095	$1,499,188	$136,026
T. Rowe Price Equity Income - II	3,199,533	95,698,034	11,401,119	10,058,263
VanEck VIP Global Resources Initial Class	1,201,167	31,963,067	4,515,809	4,436,850
Vanguard® VIF High Yield Bond	160,250	1,291,612	1,362,161	90,308
Vanguard® VIF Mid-Cap Index	268,584	7,917,857	7,877,955	962,358
Vanguard® VIF Real Estate Index	125,879	2,084,551	1,738,396	114,548

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio during the reporting period.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

	Variable Accounts
	Core	Core	Diversified	Diversified	Floating	Floating
	Income	Income	Bond	Bond	Rate Income	Rate Income
	Class I	Class P	Class I	Class P	Class I	Class P
ASSETS
Investments in mutual funds, at value	$5,626,564	$15,299	$101,920,738	$2,187,004	$38,276,444	$187,926
Receivables:
Due from Pacific Life Insurance Company	—	—	2,152	2,100	94	—
Investments sold	—	—	—	—	—	—
Total Assets	5,626,564	15,299	101,922,890	2,189,104	38,276,538	187,926
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1	—	—	—	—	—
Investments purchased	—	—	2,141	2,101	89	—
Total Liabilities	1	—	2,141	2,101	89	—
NET ASSETS	$5,626,563	$15,299	$101,920,749	$2,187,003	$38,276,449	$187,926
Units Outstanding	441,405	1,464	5,029,050	198,091	2,776,498	16,750
Accumulation Unit Value	$12.75	$10.45	$20.27	$11.04	$13.79	$11.22
Cost of Investments	$5,384,488	$15,042	$88,796,781	$2,174,938	$34,997,144	$184,919

	High Yield	High Yield	Inflation	Inflation	Managed	Managed
	Bond	Bond	Managed	Managed	Bond	Bond
	Class I	Class P	Class I	Class P	Class I	Class P
ASSETS
Investments in mutual funds, at value	$86,958,414	$361,943	$79,081,000	$254,875	$305,762,814	$876,059
Receivables:
Due from Pacific Life Insurance Company	—	—	46,780	504	220,018	—
Investments sold	508,234	—	—	—	—	—
Total Assets	87,466,648	361,943	79,127,780	255,379	305,982,832	876,059
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	508,104	—	—	—	—	—
Investments purchased	—	—	46,882	504	220,005	—
Total Liabilities	508,104	—	46,882	504	220,005	—
NET ASSETS	$86,958,544	$361,943	$79,080,898	$254,875	$305,762,827	$876,059
Units Outstanding	934,610	31,300	1,037,110	21,485	3,795,129	81,611
Accumulation Unit Value	$93.04	$11.56	$76.25	$11.86	$80.57	$10.73
Cost of Investments	$77,404,007	$352,914	$63,983,448	$243,294	$257,217,120	$873,879

	Short Duration	Short Duration	Emerging	Emerging	Dividend	Dividend
	Bond	Bond	Markets Debt	Markets Debt	Growth	Growth
	Class I	Class P	Class I	Class P	Class I	Class P
ASSETS
Investments in mutual funds, at value	$98,740,274	$1,043,397	$6,035,373	$57,418	$119,405,863	$746,951
Receivables:
Due from Pacific Life Insurance Company	88,285	485	35	252	—	—
Investments sold	—	—	—	—	28,339	—
Total Assets	98,828,559	1,043,882	6,035,408	57,670	119,434,202	746,951
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	28,151	—
Investments purchased	88,109	485	38	252	—	—
Total Liabilities	88,109	485	38	252	28,151	—
NET ASSETS	$98,740,450	$1,043,397	$6,035,370	$57,418	$119,406,051	$746,951
Units Outstanding	6,924,820	99,958	484,728	5,829	2,104,046	47,084
Accumulation Unit Value	$14.26	$10.44	$12.45	$9.85	$56.75	$15.86
Cost of Investments	$94,469,815	$1,046,375	$5,975,146	$59,467	$55,271,220	$653,541

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Equity	Equity	Focused			Hedged
	Index	Index	Growth	Growth	Growth	Equity
	Class I	Class P	Class I	Class I	Class P	Class P
ASSETS
Investments in mutual funds, at value	$1,169,118,280	$32,678,824	$52,480,999	$403,918,307	$2,258,424	$411,007
Receivables:
Due from Pacific Life Insurance Company	—	220,297	—	—	846	—
Investments sold	133,692	—	5,276	32,896	—	—
Total Assets	1,169,251,972	32,899,121	52,486,275	403,951,203	2,259,270	411,007
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	132,727	—	5,244	32,729	—	—
Investments purchased	—	220,305	—	—	847	—
Total Liabilities	132,727	220,305	5,244	32,729	847	—
NET ASSETS	$1,169,119,245	$32,678,816	$52,481,031	$403,918,474	$2,258,423	$411,007
Units Outstanding	4,938,614	1,879,469	686,421	1,653,122	125,252	38,917
Accumulation Unit Value	$236.73	$17.39	$76.46	$244.34	$18.03	$10.56
Cost of Investments	$430,912,132	$30,860,028	$22,060,044	$138,690,083	$1,945,125	$406,326

	Large-Cap	Large-Cap	Large-Cap	Main Street	Main Street	Mid-Cap
	Growth	Value	Value	Core	Core	Equity
	Class I	Class I	Class P	Class I	Class P	Class I
ASSETS
Investments in mutual funds, at value	$95,243,764	$170,562,010	$1,953,860	$267,663,833	$770,118	$165,308,385
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	87	—
Investments sold	7,777	10,178	—	123,671	—	11,456
Total Assets	95,251,541	170,572,188	1,953,860	267,787,504	770,205	165,319,841
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	7,695	9,468	—	123,630	—	10,968
Investments purchased	—	—	—	—	87	—
Total Liabilities	7,695	9,468	—	123,630	87	10,968
NET ASSETS	$95,243,846	$170,562,720	$1,953,860	$267,663,874	$770,118	$165,308,873
Units Outstanding	2,312,587	3,217,307	129,350	1,279,073	47,433	1,818,299
Accumulation Unit Value	$41.18	$53.01	$15.11	$209.26	$16.24	$90.91
Cost of Investments	$59,012,009	$82,169,211	$1,829,200	$96,200,002	$691,036	$89,799,013

	Mid-Cap	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap
	Growth	Growth	Value	Value	Equity	Equity
	Class I	Class P	Class I	Class P	Class I	Class P
ASSETS
Investments in mutual funds, at value	$133,123,726	$578,859	$20,268,347	$128,117	$33,701,071	$584,730
Receivables:
Due from Pacific Life Insurance Company	4,589	1	3,694	—	528	—
Investments sold	—	—	—	—	—	—
Total Assets	133,128,315	578,860	20,272,041	128,117	33,701,599	584,730
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	4,968	—	3,737	—	419	—
Total Liabilities	4,968	—	3,737	—	419	—
NET ASSETS	$133,123,347	$578,860	$20,268,304	$128,117	$33,701,180	$584,730
Units Outstanding	2,602,565	29,650	378,591	8,467	691,738	37,212
Accumulation Unit Value	$51.15	$19.52	$53.54	$15.13	$48.72	$15.71
Cost of Investments	$93,257,728	$539,790	$13,709,490	$113,683	$23,931,208	$511,119

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap
	Growth	Index	Index	Value	Value	Value
	Class I	Class I	Class P	Class I	Class P	Class I
ASSETS
Investments in mutual funds, at value	$33,781,410	$279,565,659	$6,471,587	$95,030,328	$384,651	$70,208,512
Receivables:
Due from Pacific Life Insurance Company	—	6,687	79,538	—	507	2,376
Investments sold	13,643	—	—	12,172	—	—
Total Assets	33,795,053	279,572,346	6,551,125	95,042,500	385,158	70,210,888
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	13,420	—	—	12,097	—	—
Investments purchased	—	7,411	79,537	—	506	2,043
Total Liabilities	13,420	7,411	79,537	12,097	506	2,043
NET ASSETS	$33,781,633	$279,564,935	$6,471,588	$95,030,403	$384,652	$70,208,845
Units Outstanding	583,726	4,472,064	412,353	1,214,998	23,566	2,176,582
Accumulation Unit Value	$57.87	$62.51	$15.69	$78.21	$16.32	$32.26
Cost of Investments	$10,263,407	$161,773,685	$6,457,084	$56,345,105	$346,727	$44,354,631

		Value	Value	Emerging	Emerging	International
	Value	Advantage	Advantage	Markets	Markets	Large-Cap
	Class P	Class I	Class P	Class I	Class P	Class I
ASSETS
Investments in mutual funds, at value	$143,239	$14,218,674	$397,099	$176,511,141	$1,355,891	$255,456,499
Receivables:
Due from Pacific Life Insurance Company	356	242	375	32,717	—	16,497
Investments sold	—	—	—	—	—	—
Total Assets	143,595	14,218,916	397,474	176,543,858	1,355,891	255,472,996
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	356	240	375	32,964	—	16,756
Total Liabilities	356	240	375	32,964	—	16,756
NET ASSETS	$143,239	$14,218,676	$397,099	$176,510,894	$1,355,891	$255,456,240
Units Outstanding	10,827	582,422	27,484	2,904,791	107,021	9,291,527
Accumulation Unit Value	$13.23	$24.41	$14.45	$60.77	$12.67	$27.49
Cost of Investments	$125,721	$11,371,587	$324,902	$130,654,915	$1,469,413	$151,162,449

	International	International	International	International	Health	Health
	Large-Cap	Small-Cap	Small-Cap	Value	Sciences	Sciences
	Class P	Class I	Class P	Class I	Class I	Class P
ASSETS
Investments in mutual funds, at value	$1,161,946	$42,446,007	$412,756	$144,609,034	$100,310,113	$1,419,967
Receivables:
Due from Pacific Life Insurance Company	759	553	662	4,355	5,326	11,547
Investments sold	—	—	—	—	—	—
Total Assets	1,162,705	42,446,560	413,418	144,613,389	100,315,439	1,431,514
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	759	494	663	4,389	5,267	11,547
Total Liabilities	759	494	663	4,389	5,267	11,547
NET ASSETS	$1,161,946	$42,446,066	$412,755	$144,609,000	$100,310,172	$1,419,967
Units Outstanding	80,570	2,111,329	28,981	4,019,454	918,119	92,055
Accumulation Unit Value	$14.42	$20.10	$14.24	$35.98	$109.26	$15.43
Cost of Investments	$1,087,527	$33,295,913	$407,119	$104,104,216	$52,702,674	$1,315,185

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
						PSF DFA
	Real	Real			ESG	Balanced
	Estate	Estate	Technology	Technology	Diversified	Allocation
	Class I	Class P	Class I	Class P	Class P	Class D
ASSETS
Investments in mutual funds, at value	$115,318,799	$40,698	$51,834,748	$1,207,001	$6,504	$11,590,660
Receivables:
Due from Pacific Life Insurance Company	—	—	1,356	11,797	—	—
Investments sold	54,131	—	—	—	—	—
Total Assets	115,372,930	40,698	51,836,104	1,218,798	6,504	11,590,660
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	54,259	—	—	—	—	1
Investments purchased	—	—	1,491	11,797	—	—
Total Liabilities	54,259	—	1,491	11,797	—	1
NET ASSETS	$115,318,671	$40,698	$51,834,613	$1,207,001	$6,504	$11,590,659
Units Outstanding	1,004,376	2,857	1,787,109	64,662	608	687,015
Accumulation Unit Value	$114.82	$14.24	$29.00	$18.67	$10.69	$16.87
Cost of Investments	$65,514,595	$32,511	$32,524,215	$1,119,166	$6,458	$9,290,726

		Pacific	Pacific	Pacific	Pacific
	PSF DFA	Dynamix -	Dynamix -	Dynamix -	Dynamix -	Pacific
	Balanced	Conservative	Conservative	Moderate	Moderate	Dynamix -
	Allocation	Growth	Growth	Growth	Growth	Growth
	Class P	Class I	Class P	Class I	Class P	Class I
ASSETS
Investments in mutual funds, at value	$269,636	$17,175,301	$2,922,674	$78,406,026	$21,896,059	$120,972,330
Receivables:
Due from Pacific Life Insurance Company	—	—	—	3,606	150,599	11,267
Investments sold	—	—	—	—	—	—
Total Assets	269,636	17,175,301	2,922,674	78,409,632	22,046,658	120,983,597
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	6	2	—	—	—
Investments purchased	—	—	—	3,670	150,608	11,286
Total Liabilities	—	6	2	3,670	150,608	11,286
NET ASSETS	$269,636	$17,175,295	$2,922,672	$78,405,962	$21,896,050	$120,972,311
Units Outstanding	20,533	680,836	237,267	2,493,186	1,656,196	3,148,866
Accumulation Unit Value	$13.13	$25.23	$12.32	$31.45	$13.22	$38.42
Cost of Investments	$256,138	$13,501,793	$2,857,598	$54,501,168	$21,514,147	$80,815,499

				Portfolio	Portfolio
	Pacific	Portfolio	Portfolio	Optimization	Optimization	Portfolio
	Dynamix -	Optimization	Optimization	Moderate-	Moderate -	Optimization
	Growth	Conservative	Conservative	Conservative	Conservative	Moderate
	Class P	Class I	Class P	Class I	Class P	Class I
ASSETS
Investments in mutual funds, at value	$17,378,261	$15,901,277	$55,625	$55,311,983	$18,416	$266,290,906
Receivables:
Due from Pacific Life Insurance Company	8,744	913	—	—	—	—
Investments sold	—	—	—	9,953	—	123,959
Total Assets	17,387,005	15,902,190	55,625	55,321,936	18,416	266,414,865
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	9,960	—	123,682
Investments purchased	8,745	940	—	—	—	—
Total Liabilities	8,745	940	—	9,960	—	123,682
NET ASSETS	$17,378,260	$15,901,250	$55,625	$55,311,976	$18,416	$266,291,183
Units Outstanding	1,244,853	1,003,548	4,955	3,016,948	1,531	12,905,053
Accumulation Unit Value	$13.96	$15.85	$11.23	$18.33	$12.03	$20.63
Cost of Investments	$16,430,430	$13,836,074	$55,352	$37,242,956	$16,812	$149,992,459

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
				Portfolio	Portfolio
	Portfolio	Portfolio	Portfolio	Optimization	Optimization
	Optimization	Optimization	Optimization	Aggressive-	Aggressive-	Invesco V.I.
	Moderate	Growth	Growth	Growth	Growth	Global
	Class P	Class I	Class P	Class I	Class P	Series I
ASSETS
Investments in mutual funds, at value	$462,303	$423,271,392	$2,083,550	$208,308,507	$837,097	$1,258,402
Receivables:
Due from Pacific Life Insurance Company	—	6,210	—	—	1	484
Investments sold	—	—	—	18,567	—	—
Total Assets	462,303	423,277,602	2,083,550	208,327,074	837,098	1,258,886
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	1	18,973	—	—
Investments purchased	—	6,453	—	—	—	484
Total Liabilities	—	6,453	1	18,973	—	484
NET ASSETS	$462,303	$423,271,149	$2,083,549	$208,308,101	$837,098	$1,258,402
Units Outstanding	36,520	18,304,643	156,026	8,557,598	61,019	73,692
Accumulation Unit Value	$12.66	$23.12	$13.35	$24.34	$13.72	$17.08
Cost of Investments	$426,849	$208,346,197	$1,860,818	$104,570,525	$732,364	$1,240,303

		Invesco V.I.	Invesco V.I.	Invesco V.I.	American	American
	Invesco V.I.	International	International	Main Street	Century	Century
	Global	Growth	Growth	Small Cap	VP Mid Cap Value	VP Mid Cap Value
	Series II	Series I	Series II	Series I	Class I	Class II
ASSETS
Investments in mutual funds, at value	$20,841,657	$778,126	$35,079,682	$6,004,284	$704,195	$41,601,155
Receivables:
Due from Pacific Life Insurance Company	840	5,564	1,186	1,464	—	1,126
Investments sold	—	—	—	—	—	—
Total Assets	20,842,497	783,690	35,080,868	6,005,748	704,195	41,602,281
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	49	5,564	1,223	1,464	—	1,133
Total Liabilities	49	5,564	1,223	1,464	—	1,133
NET ASSETS	$20,842,448	$778,126	$35,079,645	$6,004,284	$704,195	$41,601,148
Units Outstanding	751,836	57,770	1,818,385	362,576	49,027	1,379,498
Accumulation Unit Value	$27.72	$13.47	$19.29	$16.56	$14.36	$30.16
Cost of Investments	$16,673,638	$802,929	$32,038,356	$5,048,269	$635,634	$33,709,840

	American Funds	American Funds	American Funds	American Funds	American Funds	American Funds
	IS Asset Allocation	IS Asset Allocation	IS Growth	IS Growth	IS Growth-Income	IS Growth-Income
	Class 2	Class 4	Class 2	Class 4	Class 2	Class 4
ASSETS
Investments in mutual funds, at value	$8,319,138	$104,569,772	$6,443,694	$171,213,862	$4,092,165	$132,823,753
Receivables:
Due from Pacific Life Insurance Company	—	—	13,340	—	25,641	—
Investments sold	122	5,536	—	5,987	—	43,867
Total Assets	8,319,260	104,575,308	6,457,034	171,219,849	4,117,806	132,867,620
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	125	5,534	—	6,045	—	43,892
Investments purchased	—	—	13,338	—	25,642	—
Total Liabilities	125	5,534	13,338	6,045	25,642	43,892
NET ASSETS	$8,319,135	$104,569,774	$6,443,696	$171,213,804	$4,092,164	$132,823,728
Units Outstanding	589,241	2,503,361	299,735	2,259,531	258,546	2,806,895
Accumulation Unit Value	$14.12	$41.77	$21.50	$75.77	$15.83	$47.32
Cost of Investments	$7,750,005	$84,257,531	$6,197,899	$111,566,628	$3,687,014	$94,878,189

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	American Funds
	IS American			BlackRock		BlackRock
	High-Income	American Funds	American Funds IS	60/40 Target	BlackRock	Global
	Trust	IS International	New World Fund	Allocation ETF	Basic Value	Allocation
	Class 2	Class 2	Class 2	V.I. Class I	V.I. Class III	V.I. Class I
ASSETS
Investments in mutual funds, at value	$567,146	$1,332,951	$1,283,492	$16,839,811	$25,319,053	$1,637,201
Receivables:
Due from Pacific Life Insurance Company	944	18,422	1,330	7	5	1,418
Investments sold	—	—	—	—	20	—
Total Assets	568,090	1,351,373	1,284,822	16,839,818	25,319,078	1,638,619
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	945	18,422	1,329	—	—	1,418
Total Liabilities	945	18,422	1,329	—	—	1,418
NET ASSETS	$567,145	$1,332,951	$1,283,493	$16,839,818	$25,319,078	$1,637,201
Units Outstanding	46,952	104,466	87,538	998,968	762,559	117,014
Accumulation Unit Value	$12.08	$12.76	$14.66	$16.86	$33.20	$13.99
Cost of Investments	$577,640	$1,379,008	$1,296,109	$16,390,903	$25,601,079	$1,818,242

	BlackRock
	Global	BNY Mellon	DFA VA	DFA VA	DFA VA
	Allocation	VIF Appreciation	International	International	Short-Term	DFA VA
	V.I. Class III	Service Shares	Small	Value	Fixed	US Large Value
ASSETS
Investments in mutual funds, at value	$79,209,357	$3,392,171	$1,458,929	$622,237	$938,063	$1,386,553
Receivables:
Due from Pacific Life Insurance Company	3,231	—	49,240	445	—	—
Investments sold	—	347	—	—	—	—
Total Assets	79,212,588	3,392,518	1,508,169	622,682	938,063	1,386,553
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	347	—	—	—	—
Investments purchased	3,267	—	49,240	445	—	—
Total Liabilities	3,267	347	49,240	445	—	—
NET ASSETS	$79,209,321	$3,392,171	$1,458,929	$622,237	$938,063	$1,386,553
Units Outstanding	2,478,104	108,442	97,424	46,329	93,975	94,470
Accumulation Unit Value	$31.96	$31.28	$14.98	$13.43	$9.98	$14.68
Cost of Investments	$81,029,326	$2,806,285	$1,510,811	$629,982	$939,800	$1,304,097

						Fidelity VIP
		Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Freedom 2010
	DFA VA US	Bond Index	Bond Index	Contrafund	Contrafund	Portfolio
	Targeted Value	Investor Class	Service Class 2	Initial Class	Service Class 2	Service Class 2
ASSETS
Investments in mutual funds, at value	$939,001	$2,815,078	$1,248,289	$844,882	$91,652,531	$2,041,178
Receivables:
Due from Pacific Life Insurance Company	—	—	10,404	—	—	11,844
Investments sold	—	—	—	—	1,031	—
Total Assets	939,001	2,815,078	1,258,693	844,882	91,653,562	2,053,022
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	1	—	—	1,241	—
Investments purchased	—	—	10,405	—	—	11,844
Total Liabilities	—	1	10,405	—	1,241	11,844
NET ASSETS	$939,001	$2,815,077	$1,248,288	$844,882	$91,652,321	$2,041,178
Units Outstanding	54,375	284,249	119,613	45,407	1,520,612	97,086
Accumulation Unit Value	$17.27	$9.90	$10.44	$18.61	$60.27	$21.02
Cost of Investments	$936,311	$2,838,420	$1,268,843	$770,530	$63,194,398	$1,916,169

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2025	Freedom 2030	Freedom 2030
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Service Class 2	Service Class 2	Initial Class	Service Class 2	Initial Class	Service Class 2
ASSETS
Investments in mutual funds, at value	$2,900,436	$6,896,365	$20,733	$15,911,921	$373,221	$19,082,239
Receivables:
Due from Pacific Life Insurance Company	271	12	—	237	—	4,716
Investments sold	—	—	—	—	—	—
Total Assets	2,900,707	6,896,377	20,733	15,912,158	373,221	19,086,955
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	1	—
Investments purchased	284	—	—	221	—	4,701
Total Liabilities	284	—	—	221	1	4,701
NET ASSETS	$2,900,423	$6,896,377	$20,733	$15,911,937	$373,220	$19,082,254
Units Outstanding	131,337	304,488	1,589	652,495	25,911	767,355
Accumulation Unit Value	$22.08	$22.65	$13.05	$24.39	$14.40	$24.87
Cost of Investments	$2,608,171	$6,170,352	$20,787	$13,413,145	$355,855	$15,900,575

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2035	Freedom 2035	Freedom 2045	Freedom 2045	Freedom Income	Freedom Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Initial Class	Service Class 2	Initial Class	Service Class 2	Initial Class	Service Class 2
ASSETS
Investments in mutual funds, at value	$736,083	$16,290,778	$1,126,727	$14,949,958	$166,648	$2,665,950
Receivables:
Due from Pacific Life Insurance Company	—	11,862	—	3,822	—	1
Investments sold	—	—	—	—	—	—
Total Assets	736,083	16,302,640	1,126,727	14,953,780	166,648	2,665,951
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	—	11,844	—	3,817	—	—
Total Liabilities	—	11,844	—	3,817	—	—
NET ASSETS	$736,083	$16,290,796	$1,126,727	$14,949,963	$166,648	$2,665,951
Units Outstanding	48,239	588,023	71,119	516,728	14,195	148,323
Accumulation Unit Value	$15.26	$27.70	$15.84	$28.93	$11.74	$17.97
Cost of Investments	$692,180	$12,771,915	$1,085,716	$11,332,023	$164,968	$2,516,151

	Fidelity VIP
	Government	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Money Market	Growth	International Index	International Index	Mid Cap	Mid Cap
	Service Class	Service Class 2	Investor Class	Service Class 2	Initial Class	Service Class 2
ASSETS
Investments in mutual funds, at value	$192,173,624	$34,360,083	$4,440,463	$867,739	$1,721,770	$45,165,705
Receivables:
Due from Pacific Life Insurance Company	3,696,209	—	52,721	268	5,012	—
Investments sold	—	2,603	—	—	—	4,739
Total Assets	195,869,833	34,362,686	4,493,184	868,007	1,726,782	45,170,444
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	2,575	—	—	—	4,543
Investments purchased	3,695,282	—	52,721	267	5,012	—
Total Liabilities	3,695,282	2,575	52,721	267	5,012	4,543
NET ASSETS	$192,174,551	$34,360,111	$4,440,463	$867,740	$1,721,770	$45,165,901
Units Outstanding	18,385,177	485,699	330,515	64,244	102,531	914,255
Accumulation Unit Value	$10.45	$70.74	$13.43	$13.51	$16.79	$49.40
Cost of Investments	$192,173,624	$29,712,098	$4,542,460	$857,100	$1,751,005	$38,032,220

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Templeton	Templeton	Templeton
	Total Market Index	Total Market Index	Value Strategies	Foreign	Foreign	Global Bond
	Investor Class	Service Class 2	Service Class 2	VIP Class 1	VIP Class 2	VIP Class 1
ASSETS
Investments in mutual funds, at value	$14,406,226	$2,233,548	$11,768,346	$421,025	$23,179,693	$216,072
Receivables:
Due from Pacific Life Insurance Company	149,788	—	—	—	791	—
Investments sold	—	—	246	—	—	—
Total Assets	14,556,014	2,233,548	11,768,592	421,025	23,180,484	216,072
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	239	—	—	—
Investments purchased	149,788	—	—	—	—	—
Total Liabilities	149,788	—	239	—	—	—
NET ASSETS	$14,406,226	$2,233,548	$11,768,353	$421,025	$23,180,484	$216,072
Units Outstanding	889,753	130,356	293,299	35,569	1,686,933	23,537
Accumulation Unit Value	$16.19	$17.13	$40.12	$11.84	$13.74	$9.18
Cost of Investments	$14,092,152	$2,058,654	$10,110,809	$411,541	$23,096,955	$219,700

		Janus	Janus	Janus	Janus	Lazard Retirement
	Templeton	Henderson	Henderson	Henderson	Henderson	Global Dynamic
	Global Bond	Enterprise	Enterprise	Overseas	Overseas	Multi-Asset
	VIP Class 2	Institutional Shares	Service Shares	Institutional Shares	Service Shares	Investor Shares
ASSETS
Investments in mutual funds, at value	$25,295,029	$251,330	$39,646,448	$529,214	$27,858,688	$255,342
Receivables:
Due from Pacific Life Insurance Company	—	1	752	—	—	—
Investments sold	81	—	—	—	—	—
Total Assets	25,295,110	251,331	39,647,200	529,214	27,858,688	255,342
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	37	—	—	—	151	—
Investments purchased	—	—	748	—	66	—
Total Liabilities	37	—	748	—	217	—
NET ASSETS	$25,295,073	$251,331	$39,646,452	$529,214	$27,858,471	$255,342
Units Outstanding	2,172,036	16,513	748,043	33,503	1,798,949	20,914
Accumulation Unit Value	$11.65	$15.22	$53.00	$15.80	$15.49	$12.21
Cost of Investments	$30,534,958	$239,824	$31,591,414	$529,171	$22,493,312	$246,212

	Lazard Retirement	Lazard Retirement	ClearBridge	ClearBridge	ClearBridge	ClearBridge
	Global Dynamic	International	Variable	Variable	Variable	Variable
	Multi-Asset	Equity	Aggressive Growth -	Aggressive	Mid Cap -	Mid Cap -
	Service Shares	Service Shares	Class I	Growth - Class II	Class I	Class II
ASSETS
Investments in mutual funds, at value	$1,679,195	$2,164,033	$138,014	$26,350,363	$875,379	$16,904,979
Receivables:
Due from Pacific Life Insurance Company	60	2	221	2,752	1,754	168
Investments sold	—	—	—	—	—	—
Total Assets	1,679,255	2,164,035	138,235	26,353,115	877,133	16,905,147
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	58	—	222	2,765	1,754	189
Total Liabilities	58	—	222	2,765	1,754	189
NET ASSETS	$1,679,197	$2,164,035	$138,013	$26,350,350	$875,379	$16,904,958
Units Outstanding	107,169	180,005	9,297	750,617	52,664	452,923
Accumulation Unit Value	$15.67	$12.02	$14.84	$35.10	$16.62	$37.32
Cost of Investments	$1,500,846	$1,941,436	$162,987	$28,944,016	$894,537	$12,551,529

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	ClearBridge
	Variable	Western Asset	Lord Abbett	Lord Abbett	Lord Abbett
	Small Cap	Variable Global	Bond	Developing	Fundamental	Lord Abbett
	Growth -	High Yield Bond -	Debenture	Growth	Equity	Total Return
	Class I	Class II	Class VC	Class VC	Class VC	Class VC
ASSETS
Investments in mutual funds, at value	$417,031	$796,216	$25,218,553	$23,538,412	$7,247,088	$69,251,581
Receivables:
Due from Pacific Life Insurance Company	1,152	1	1,275	—	1	9,906
Investments sold	—	—	—	2,382	—	—
Total Assets	418,183	796,217	25,219,828	23,540,794	7,247,089	69,261,487
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	2,668	—	—
Investments purchased	1,152	—	1,253	—	—	9,903
Total Liabilities	1,152	—	1,253	2,668	—	9,903
NET ASSETS	$417,031	$796,217	$25,218,575	$23,538,126	$7,247,089	$69,251,584
Units Outstanding	22,077	59,194	1,714,906	541,014	243,177	5,425,740
Accumulation Unit Value	$18.89	$13.45	$14.71	$43.51	$29.80	$12.76
Cost of Investments	$458,332	$808,672	$24,978,962	$31,581,117	$5,942,888	$69,466,446

					MFS	MFS
					New Discovery	New Discovery
	M Capital	M International	M Large Cap	M Large Cap	Series -	Series -
	Appreciation	Equity	Growth	Value	Initial Class	Service Class
ASSETS
Investments in mutual funds, at value	$78,904,494	$87,396,149	$84,862,759	$41,568,677	$1,295,287	$33,236,713
Receivables:
Due from Pacific Life Insurance Company	2,464	25,878	7,972	1,098	1	939
Investments sold	—	—	—	—	—	—
Total Assets	78,906,958	87,422,027	84,870,731	41,569,775	1,295,288	33,237,652
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	2,070	25,960	7,972	1,476	—	957
Total Liabilities	2,070	25,960	7,972	1,476	—	957
NET ASSETS	$78,904,888	$87,396,067	$84,862,759	$41,568,299	$1,295,288	$33,236,695
Units Outstanding	537,901	1,894,291	672,284	986,020	77,203	667,183
Accumulation Unit Value	$146.69	$46.14	$126.23	$42.16	$16.78	$49.82
Cost of Investments	$73,604,438	$74,015,064	$70,182,968	$34,357,711	$1,401,232	$38,636,287

	MFS	MFS	MFS	MFS	MFS	MFS
	Total Return	Utilities	Utilities	Value	Value	Government
	Series -	Series -	Series -	Series -	Series -	Securities -
	Initial Class	Initial Class	Service Class	Initial Class	Service Class	Initial Class
ASSETS
Investments in mutual funds, at value	$782,213	$40,899	$15,581,781	$2,405,871	$33,761,281	$36,471
Receivables:
Due from Pacific Life Insurance Company	—	—	1,404	1,523	1,175	—
Investments sold	—	—	—	—	—	—
Total Assets	782,213	40,899	15,583,185	2,407,394	33,762,456	36,471
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	—	—	1,360	1,524	1,172	—
Total Liabilities	—	—	1,360	1,524	1,172	—
NET ASSETS	$782,213	$40,899	$15,581,825	$2,405,870	$33,761,284	$36,471
Units Outstanding	57,707	3,153	557,262	164,655	1,734,171	3,691
Accumulation Unit Value	$13.55	$12.97	$27.96	$14.61	$19.47	$9.88
Cost of Investments	$750,365	$38,094	$13,348,319	$2,240,722	$27,606,490	$37,158

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2021

	Variable Accounts
	Neuberger Berman	PIMCO	PIMCO Global
	Sustainable	Global Managed	Managed Asset	PIMCO Income -	Royce	State Street
	Equity	Asset Allocation -	Allocation -	Administrative	Micro-Cap	Total Return
	Class I	Advisor Class	Institutional Class	Class	Service Class	V.I.S. Class 3
ASSETS
Investments in mutual funds, at value	$2,121,193	$7,528,038	$127,149	$5,735,956	$6,900,075	$2,540,981
Receivables:
Due from Pacific Life Insurance Company	885	—	—	—	—	—
Investments sold	—	—	—	—	—	—
Total Assets	2,122,078	7,528,038	127,149	5,735,956	6,900,075	2,540,981
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	144	—	2	65	—
Investments purchased	886	—	—	—	—	—
Total Liabilities	886	144	—	2	65	—
NET ASSETS	$2,121,192	$7,527,894	$127,149	$5,735,954	$6,900,010	$2,540,981
Units Outstanding	70,149	458,217	8,956	481,383	287,104	117,021
Accumulation Unit Value	$30.24	$16.43	$14.20	$11.92	$24.03	$21.71
Cost of Investments	$1,973,786	$6,928,469	$124,584	$5,663,067	$6,675,380	$2,575,334

	T. Rowe Price	T. Rowe Price	T. Rowe Price	T. Rowe Price	VanEck VIP
	Blue Chip	Blue Chip	Equity	Equity	Global Resources	Vanguard VIF
	Growth - I	Growth - II	Income - I	Income - II	Initial Class	High Yield Bond
ASSETS
Investments in mutual funds, at value	$6,259,462	$192,915,275	$2,300,095	$95,698,034	$31,963,067	$1,291,612
Receivables:
Due from Pacific Life Insurance Company	14,674	16,289	781	3,647	114	—
Investments sold	—	—	—	—	—	—
Total Assets	6,274,136	192,931,564	2,300,876	95,701,681	31,963,181	1,291,612
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—
Investments purchased	14,676	16,553	780	3,771	128	—
Total Liabilities	14,676	16,553	780	3,771	128	—
NET ASSETS	$6,259,460	$192,915,011	$2,300,096	$95,697,910	$31,963,053	$1,291,612
Units Outstanding	358,337	2,701,478	158,982	2,808,577	1,360,277	114,453
Accumulation Unit Value	$17.47	$71.41	$14.47	$34.07	$23.50	$11.29
Cost of Investments	$6,320,689	$116,439,388	$2,092,479	$87,232,572	$24,782,874	$1,273,130

	Vanguard VIF	Vanguard VIF
	Mid-Cap Index	Real Estate Index
ASSETS
Investments in mutual funds, at value	$7,917,857	$2,084,551
Receivables:
Due from Pacific Life Insurance Company	88,642	6,066
Investments sold	—	—
Total Assets	8,006,499	2,090,617
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—
Investments purchased	88,643	6,065
Total Liabilities	88,643	6,065
NET ASSETS	$7,917,856	$2,084,552
Units Outstanding	510,086	156,943
Accumulation Unit Value	$15.52	$13.28
Cost of Investments	$7,518,081	$1,852,683

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	Core	Core	Diversified	Diversified	Floating	Floating
	Income	Income	Bond	Bond	Rate Income	Rate Income
	Class I	Class P (1)	Class I	Class P	Class I	Class P
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	186,195	32	2,597,437	14,949	174,690	591
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	186,195	32	2,597,437	14,949	174,690	591
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(211,247)	257	(4,484,403)	(14,146)	1,254,181	2,777
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,052)	$289	$(1,886,966)	$803	$1,428,871	$3,368

	High Yield	High Yield	Inflation	Inflation	Managed	Managed
	Bond	Bond	Managed	Managed	Bond	Bond
	Class I	Class P	Class I	Class P	Class I	Class P
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	4,476,801	3,003	998,251	1,599	4,513,200	1,362
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	4,476,801	3,003	998,251	1,599	4,513,200	1,362
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(271,910)	5,731	3,131,249	10,799	(7,816,100)	(492)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,204,891	$8,734	$4,129,500	$12,398	$(3,302,900)	$870

	Short Duration	Short Duration	Emerging	Emerging	Dividend	Dividend
	Bond	Bond	Markets Debt	Markets Debt	Growth	Growth
	Class I	Class P	Class I	Class P	Class I	Class P
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	2,366,451	2,592	26,052	153	4,476,633	24,734
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	2,366,451	2,592	26,052	153	4,476,633	24,734
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(2,807,638)	(6,332)	(404,059)	(2,727)	20,104,222	70,208
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(441,187)	$(3,740)	$(378,007)	$(2,574)	$24,580,855	$94,942

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	Equity	Equity	Focused			Hedged
	Index	Index	Growth	Growth	Growth	Equity
	Class I	Class P	Class I	Class I	Class P	Class P (1)
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	55,397,970	1,427,707	4,646,291	20,395,053	22,397	303
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	55,397,970	1,427,707	4,646,291	20,395,053	22,397	303
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	205,028,969	1,316,299	4,419,067	53,837,524	262,066	4,681
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$260,426,939	$2,744,006	$9,065,358	$74,232,577	$284,463	$4,984

	Large-Cap	Large-Cap	Large-Cap	Main Street	Main Street	Mid-Cap
	Growth	Value	Value	Core	Core	Equity
	Class I	Class I	Class P	Class I	Class P	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	28,391,496	8,182,513	36,985	13,497,781	22,569	21,451,174
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	28,391,496	8,182,513	36,985	13,497,781	22,569	21,451,174
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(11,107,286)	27,865,902	110,071	47,021,248	64,414	3,560,281
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,284,210	$36,048,415	$147,056	$60,519,029	$86,983	$25,011,455

	Mid-Cap	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap
	Growth	Growth	Value	Value	Equity	Equity
	Class I	Class P	Class I	Class P	Class I	Class P
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	14,688,934	29,918	1,377,839	9,296	3,272,609	26,365
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	14,688,934	29,918	1,377,839	9,296	3,272,609	26,365
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	156,603	28,001	2,944,904	9,100	3,886,763	25,652
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,845,537	$57,919	$4,322,743	$18,396	$7,159,372	$52,017

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
	Small-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap
	Growth	Index	Index	Value	Value	Value
	Class I	Class I	Class P	Class I	Class P	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,366,582	40,345,543	218,321	6,896,062	37,543	2,032,183
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	1,366,582	40,345,543	218,321	6,896,062	37,543	2,032,183
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(682,556)	(4,838,060)	(125,292)	18,152,946	11,834	10,737,331
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$684,026	$35,507,483	$93,029	$25,049,008	$49,377	$12,769,514

		Value	Value	Emerging	Emerging	International
	Value	Advantage	Advantage	Markets	Markets	Large-Cap
	Class P	Class I	Class P	Class I	Class P	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	6,755	605,212	16,268	4,441,547	44,217	17,078,496
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	6,755	605,212	16,268	4,441,547	44,217	17,078,496
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	12,100	1,885,613	47,938	(20,216,842)	(165,847)	18,087,838
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,855	$2,490,825	$64,206	$(15,775,295)	$(121,630)	$35,166,334

	International	International	International	International	Health	Health
	Large-Cap	Small-Cap	Small-Cap	Value	Sciences	Sciences
	Class P	Class I	Class P	Class I	Class I	Class P
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	36,103	2,038,363	12,432	2,056,773	3,949,042	16,358
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	36,103	2,038,363	12,432	2,056,773	3,949,042	16,358
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	45,340	3,447,118	(4,664)	23,108,514	7,135,319	77,680
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$81,443	$5,485,481	$7,768	$25,165,287	$11,084,361	$94,038

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
						PSF DFA
	Real	Real			ESG	Balanced
	Estate	Estate	Technology	Technology	Diversified	Allocation
	Class I	Class P	Class I	Class P	Class P (1)	Class D
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	3,320,975	3,170	7,767,127	24,584	9	643,025
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	3,320,975	3,170	7,767,127	24,584	9	643,025
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	30,355,243	6,157	(1,427,047)	59,060	46	653,910
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,676,218	$9,327	$6,340,080	$83,644	$55	$1,296,935

		Pacific	Pacific	Pacific	Pacific
	PSF DFA	Dynamix -	Dynamix -	Dynamix -	Dynamix -	Pacific
	Balanced	Conservative	Conservative	Moderate	Moderate	Dynamix -
	Allocation	Growth	Growth	Growth	Growth	Growth
	Class P	Class I	Class P	Class I	Class P	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	7,244	400,261	57,479	1,368,705	329,584	3,287,117
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	7,244	400,261	57,479	1,368,705	329,584	3,287,117
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	7,309	601,343	16,336	6,069,615	273,862	11,509,687
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,553	$1,001,604	$73,815	$7,438,320	$603,446	$14,796,804

				Portfolio	Portfolio
	Pacific	Portfolio	Portfolio	Optimization	Optimization	Portfolio
	Dynamix -	Optimization	Optimization	Moderate-	Moderate -	Optimization
	Growth	Conservative	Conservative	Conservative	Conservative	Moderate
	Class P	Class I	Class P	Class I	Class P	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	637,688	727,880	110	1,555,381	982	6,860,901
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	637,688	727,880	110	1,555,381	982	6,860,901
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	272,797	(380,735)	136	1,771,376	232	15,947,875
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$910,485	$347,145	$246	$3,326,757	$1,214	$22,808,776

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Variable Accounts
				Portfolio	Portfolio
	Portfolio	Portfolio	Portfolio	Optimization	Optimization
	Optimization	Optimization	Optimization	Aggressive-	Aggressive-	Invesco V.I.
	Moderate	Growth	Growth	Growth	Growth	Global
	Class P	Class I	Class P	Class I	Class P	Series I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
Net Investment Income	—	—	—	—	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	9,432	9,293,937	34,884	7,171,743	19,813	34,955
Capital gain distributions	—	—	—	—	—	37,537
Realized Gain (Loss) on Investments	9,432	9,293,937	34,884	7,171,743	19,813	72,492
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	21,318	40,431,524	125,872	21,857,029	65,436	(4,826)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,750	$49,725,461	$160,756	$29,028,772	$85,249	$67,666

		Invesco V.I.	Invesco V.I.	Invesco V.I.	American	American
	Invesco V.I.	International	International	Main Street	Century	Century
	Global	Growth	Growth	Small Cap	VP Mid Cap Value	VP Mid Cap Value
	Series II	Series I	Series II	Series I	Class I	Class II
INVESTMENT INCOME
Dividends	$—	$8,458	$375,109	$19,342	$6,554	$410,124
Net Investment Income	—	8,458	375,109	19,342	6,554	410,124
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	375,054	7,543	957,696	108,738	16,468	588,628
Capital gain distributions	1,047,555	44,669	2,416,688	325,269	—	—
Realized Gain (Loss) on Investments	1,422,609	52,212	3,374,384	434,007	16,468	588,628
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,244,765	(38,121)	(1,848,093)	371,108	52,483	7,065,858
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,667,374	$22,549	$1,901,400	$824,457	$75,505	$8,064,610

	American Funds	American Funds	American Funds	American Funds	American Funds	American Funds
	IS Asset Allocation	IS Asset Allocation	IS Growth	IS Growth	IS Growth-Income	IS Growth-Income
	Class 2	Class 4	Class 2	Class 4	Class 2	Class 4
INVESTMENT INCOME
Dividends	$107,414	$1,340,640	$10,081	$89,876	$30,791	$1,176,008
Net Investment Income	107,414	1,340,640	10,081	89,876	30,791	1,176,008
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	235,989	1,218,620	217,271	4,284,135	63,258	1,592,997
Capital gain distributions	176,999	3,200,780	427,544	19,595,569	16,740	1,218,586
Realized Gain (Loss) on Investments	412,988	4,419,400	644,815	23,879,704	79,998	2,811,583
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	248,518	7,449,193	11,111	5,790,927	309,070	21,918,737
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$768,920	$13,209,233	$666,007	$29,760,507	$419,859	$25,906,328

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	American Funds
	IS American			BlackRock		BlackRock
	High-Income	American Funds	American Funds IS	60/40 Target	BlackRock	Global
	Trust	IS International	New World Fund	Allocation ETF	Basic Value	Allocation
	Class 2	Class 2	Class 2	V.I. Class I	V.I. Class III	V.I. Class I
INVESTMENT INCOME
Dividends	$20,325	$30,761	$7,403	$309,247	$276,278	$12,079
Net Investment Income	20,325	30,761	7,403	309,247	276,278	12,079
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	6,364	51,806	35,674	377,720	123,368	21,445
Capital gain distributions	—	—	14,754	1,152,374	3,637,370	216,293
Realized Gain (Loss) on Investments	6,364	51,806	50,428	1,530,094	3,760,738	237,738
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(11,330)	(116,628)	(54,797)	(416,647)	516,908	(210,021)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,359	$(34,061)	$3,034	$1,422,694	$4,553,924	$39,796

	BlackRock
	Global	BNY Mellon	DFA VA	DFA VA	DFA VA
	Allocation	VIF Appreciation	International	International	Short-Term	DFA VA
	V.I. Class III	Service Shares	Small (1)	Value	Fixed (1)	US Large Value
INVESTMENT INCOME
Dividends	$642,292	$3,843	$34,870	$24,198	$59	$21,190
Net Investment Income	642,292	3,843	34,870	24,198	59	21,190
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	244,991	88,757	(49,363)	8,312	(68)	43,665
Capital gain distributions	13,131,546	176,132	94,050	—	—	—
Realized Gain (Loss) on Investments	13,376,537	264,889	44,687	8,312	(68)	43,665
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(9,292,116)	222,171	(51,882)	(17,464)	(1,737)	52,789
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,726,713	$490,903	$27,675	$15,046	$(1,746)	$117,644

						Fidelity VIP
		Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Freedom 2010
	DFA VA US	Bond Index	Bond Index	Contrafund	Contrafund	Portfolio
	Targeted Value	Investor Class (1)	Service Class 2	Initial Class	Service Class 2	Service Class 2
INVESTMENT INCOME
Dividends	$12,525	$15,470	$9,272	$224	$21,466	$19,731
Net Investment Income	12,525	15,470	9,272	224	21,466	19,731
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	25,410	1,165	(2,280)	26,338	2,968,969	83,330
Capital gain distributions	62,905	—	—	78,895	10,446,428	71,195
Realized Gain (Loss) on Investments	88,315	1,165	(2,280)	105,233	13,415,397	154,525
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(6,033)	(23,342)	(20,009)	27,307	6,194,699	(71,419)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$94,807	$(6,707)	$(13,017)	$132,764	$19,631,562	$102,837

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2025	Freedom 2030	Freedom 2030
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Service Class 2	Service Class 2	Initial Class (1)	Service Class 2	Initial Class	Service Class 2
INVESTMENT INCOME
Dividends	$24,389	$57,896	$54	$130,586	$2,265	$159,011
Net Investment Income	24,389	57,896	54	130,586	2,265	159,011
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	17,453	143,440	(3)	612,752	932	295,700
Capital gain distributions	116,682	377,908	66	542,880	5,919	704,679
Realized Gain (Loss) on Investments	134,135	521,348	63	1,155,632	6,851	1,000,379
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	39,370	22,156	(54)	257,015	8,342	761,999
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$197,894	$601,400	$63	$1,543,233	$17,458	$1,921,389

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2035	Freedom 2035	Freedom 2045	Freedom 2045	Freedom Income	Freedom Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Initial Class	Service Class 2	Initial Class	Service Class 2	Initial Class	Service Class 2
INVESTMENT INCOME
Dividends	$7,023	$122,320	$7,854	$97,941	$1,480	$20,867
Net Investment Income	7,023	122,320	7,854	97,941	1,480	20,867
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	7,303	525,710	11,295	433,701	831	36,309
Capital gain distributions	16,522	590,639	16,669	524,170	2,133	51,596
Realized Gain (Loss) on Investments	23,825	1,116,349	27,964	957,871	2,964	87,905
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	24,442	908,034	31,690	1,146,400	(387)	(31,178)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$55,290	$2,146,703	$67,508	$2,202,212	$4,057	$77,594

	Fidelity VIP
	Government	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Money Market	Growth	International Index	International Index	Mid Cap	Mid Cap
	Service Class	Service Class 2	Investor Class (1)	Service Class 2	Initial Class	Service Class 2
INVESTMENT INCOME
Dividends	$22,640	$—	$100,823	$19,567	$8,574	$154,544
Net Investment Income	22,640	—	100,823	19,567	8,574	154,544
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	—	1,098,175	(8,582)	14,193	89,600	630,676
Capital gain distributions	—	6,321,745	4,616	1,572	247,362	7,021,889
Realized Gain (Loss) on Investments	—	7,419,920	(3,966)	15,765	336,962	7,652,565
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	—	(1,383,765)	(101,997)	(19,796)	(157,416)	1,398,940
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,640	$6,036,155	$(5,140)	$15,536	$188,120	$9,206,049

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Templeton	Templeton	Templeton
	Total Market Index	Total Market Index	Value Strategies	Foreign	Foreign	Global Bond
	Investor Class (1)	Service Class 2	Service Class 2	VIP Class 1	VIP Class 2	VIP Class 1
INVESTMENT INCOME
Dividends	$123,376	$17,052	$133,422	$4,903	$452,376	$—
Net Investment Income	123,376	17,052	133,422	4,903	452,376	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	137,587	40,896	423,637	9,103	164,553	(5,382)
Capital gain distributions	65,059	11,623	913,913	—	—	—
Realized Gain (Loss) on Investments	202,646	52,519	1,337,550	9,103	164,553	(5,382)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	314,074	164,220	1,062,935	(10,551)	336,887	(685)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$640,096	$233,791	$2,533,907	$3,455	$953,816	$(6,067)

		Janus	Janus	Janus	Janus	Lazard Retirement
	Templeton	Henderson	Henderson	Henderson	Henderson	Global Dynamic
	Global Bond	Enterprise	Enterprise	Overseas	Overseas	Multi-Asset
	VIP Class 2	Institutional Shares	Service Shares	Institutional Shares	Service Shares	Investor Shares (1)
INVESTMENT INCOME
Dividends	$—	$547	$93,186	$3,709	$249,443	$5,632
Net Investment Income	—	547	93,186	3,709	249,443	5,632
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(751,410)	14,538	2,127,735	7,582	399,522	605
Capital gain distributions	—	14,424	3,515,152	—	—	—
Realized Gain (Loss) on Investments	(751,410)	28,962	5,642,887	7,582	399,522	605
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(647,148)	(1,188)	213,340	(3,237)	1,957,178	9,130
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,398,558)	$28,321	$5,949,413	$8,054	$2,606,143	$15,367

	Lazard Retirement	Lazard Retirement	ClearBridge	ClearBridge	ClearBridge	ClearBridge
	Global Dynamic	International	Variable	Variable	Variable	Variable
	Multi-Asset	Equity	Aggressive Growth -	Aggressive	Mid Cap -	Mid Cap -
	Service Shares	Service Shares	Class I	Growth - Class II	Class I	Class II
INVESTMENT INCOME
Dividends	$42,157	$20,088	$125	$43,226	$48	$4,525
Net Investment Income	42,157	20,088	125	43,226	48	4,525
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	29,685	31,210	2,213	200,446	18,875	620,574
Capital gain distributions	—	25,786	28,288	7,415,260	70,658	1,892,342
Realized Gain (Loss) on Investments	29,685	56,996	30,501	7,615,706	89,533	2,512,916
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	103,280	31,276	(26,367)	(5,253,075)	(27,921)	1,450,289
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$175,122	$108,360	$4,259	$2,405,857	$61,660	$3,967,730

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	ClearBridge
	Variable	Western Asset	Lord Abbett	Lord Abbett	Lord Abbett
	Small Cap	Variable Global	Bond	Developing	Fundamental	Lord Abbett
	Growth -	High Yield Bond -	Debenture	Growth	Equity	Total Return
	Class I (1)	Class II	Class VC	Class VC	Class VC	Class VC
INVESTMENT INCOME
Dividends	$—	$32,605	$756,591	$—	$56,449	$1,350,824
Net Investment Income	—	32,605	756,591	—	56,449	1,350,824
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(648)	1,626	110,902	10,618,872	70,113	26,700
Capital gain distributions	40,327	—	400,275	6,009,241	291,599	477,116
Realized Gain (Loss) on Investments	39,679	1,626	511,177	16,628,113	361,712	503,816
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(41,301)	(29,376)	(519,869)	(18,637,993)	1,123,682	(1,950,724)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,622)	$4,855	$747,899	$(2,009,880)	$1,541,843	$(96,084)

					MFS	MFS
					New Discovery	New Discovery
	M Capital	M International	M Large Cap	M Large Cap	Series -	Series -
	Appreciation	Equity	Growth	Value	Initial Class	Service Class
INVESTMENT INCOME
Dividends	$—	$2,077,905	$—	$634,431	$—	$—
Net Investment Income	—	2,077,905	—	634,431	—	—
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	399,598	966,175	2,125,444	216,266	24,843	5,561,611
Capital gain distributions	13,068,328	—	14,478,896	—	124,741	5,950,002
Realized Gain (Loss) on Investments	13,467,926	966,175	16,604,340	216,266	149,584	11,511,613
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,187,900)	5,379,149	(1,621,274)	8,244,083	(170,729)	(12,367,996)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,280,026	$8,423,229	$14,983,066	$9,094,780	$(21,145)	$(856,383)

	MFS	MFS	MFS	MFS	MFS	MFS
	Total Return	Utilities	Utilities	Value	Value	Government
	Series -	Series -	Series -	Series -	Series -	Securities -
	Initial Class	Initial Class	Service Class	Initial Class	Service Class	Initial Class (1)
INVESTMENT INCOME
Dividends	$6,346	$426	$214,252	$23,980	$365,976	$833
Net Investment Income	6,346	426	214,252	23,980	365,976	833
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	20,822	1,376	489,187	65,766	810,788	2
Capital gain distributions	16,903	831	482,914	39,933	719,350	—
Realized Gain (Loss) on Investments	37,725	2,207	972,101	105,699	1,530,138	2
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	10,672	1,168	658,845	127,050	5,187,482	(687)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,743	$3,801	$1,845,198	$256,729	$7,083,596	$148

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2021

	Variable Accounts
	Neuberger Berman	PIMCO	PIMCO Global
	Sustainable	Global Managed	Managed Asset	PIMCO Income -	Royce	State Street
	Equity	Asset Allocation -	Allocation -	Administrative	Micro-Cap	Total Return
	Class I	Advisor Class	Institutional Class	Class	Service Class	V.I.S. Class 3
INVESTMENT INCOME
Dividends	$6,144	$179,747	$1,576	$145,326	$—	$46,206
Net Investment Income	6,144	179,747	1,576	145,326	—	46,206
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	271,861	128,089	(583)	13,191	1,080,481	(39,926)
Capital gain distributions	31,415	828,000	5,286	—	305,736	326,788
Realized Gain (Loss) on Investments	303,276	956,089	4,703	13,191	1,386,217	286,862
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	15,399	(230,696)	1,033	(60,696)	(152,786)	(37,785)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$324,819	$905,140	$7,312	$97,821	$1,233,431	$295,283

	T. Rowe Price	T. Rowe Price	T. Rowe Price	T. Rowe Price	VanEck VIP
	Blue Chip	Blue Chip	Equity	Equity	Global Resources	Vanguard VIF
	Growth - I	Growth - II	Income - I	Income - II	Initial Class	High Yield Bond (1)
INVESTMENT INCOME
Dividends	$—	$—	$24,083	$1,254,655	$136,222	$801
Net Investment Income	—	—	24,083	1,254,655	136,222	801
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	161,560	15,421,468	25,959	1,627,240	1,139,716	1,277
Capital gain distributions	633,946	21,187,498	156,192	6,683,097	—	—
Realized Gain (Loss) on Investments	795,506	36,608,966	182,151	8,310,337	1,139,716	1,277
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(287,374)	(7,064,892)	78,216	10,748,469	3,871,188	18,482
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$508,132	$29,544,074	$284,450	$20,313,461	$5,147,126	$20,560

	Vanguard VIF	Vanguard VIF
	Mid-Cap Index	Real Estate Index
INVESTMENT INCOME
Dividends	$9,080	$6,247
Net Investment Income	9,080	6,247
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	155,023	27,079
Capital gain distributions	54,188	8,266
Realized Gain (Loss) on Investments	209,211	35,345
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	310,536	218,249
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$528,827	$259,841

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year/Period Ended	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Core Income		Core Income		Diversified Bond
	Class I		Class P (1)		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—		$—	$—
Realized gain (loss) on investments	186,195	255,446	32		2,597,437	3,468,288
Change in net unrealized appreciation (depreciation) on investments	(211,247)	193,783	257		(4,484,403)	5,649,634
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,052)	449,229	289		(1,886,966)	9,117,922
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	313,299	555,556	(291)		2,375,574	2,453,056
Transfers between variable and fixed accounts, net	(740,108)	1,335,411	16,558		7,177,035	4,421,240
Policy maintenance charges	(213,906)	(279,984)	(1,017)		(2,555,943)	(2,980,836)
Policy benefits and terminations	(112,629)	(537,009)	(240)		(1,552,884)	(3,688,819)
Policy loans and loan repayments	2,477	707	—		68,726	(198,554)
Other	5,211	4,420	—		107,819	108,945
Net Increase (Decrease) in Net Assets
Derived from Policy Transactions	(745,656)	1,079,101	15,010		5,620,327	115,032
NET INCREASE (DECREASE) IN NET ASSETS	(770,708)	1,528,330	15,299		3,733,361	9,232,954
NET ASSETS
Beginning of Year or Period	6,397,271	4,868,941	—		98,187,388	88,954,434
End of Year or Period	$5,626,563	$6,397,271	$15,299		$101,920,749	$98,187,388

	Diversified Bond		Floating Rate Income		Floating Rate Income
	Class P (2)		Class I		Class P (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	14,949	1,196	174,690	64,865	591	6
Change in net unrealized appreciation (depreciation) on investments	(14,146)	26,212	1,254,181	706,934	2,777	230
Net Increase (Decrease) in Net Assets Resulting from Operations	803	27,408	1,428,871	771,799	3,368	236
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	248,595	56,610	1,500,777	978,992	21,514	1,416
Transfers between variable and fixed accounts, net	1,668,032	405,420	9,394,626	(5,558,430)	169,325	4,973
Policy maintenance charges	(181,465)	(34,267)	(895,155)	(929,737)	(12,651)	(600)
Policy benefits and terminations	(953)	(4,405)	(841,470)	(658,660)	—	—
Policy loans and loan repayments	1,112	83	(67,101)	17,154	46	—
Other	(123)	153	42,930	37,849	285	14
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,735,198	423,594	9,134,607	(6,112,832)	178,519	5,803
NET INCREASE (DECREASE) IN NET ASSETS	1,736,001	451,002	10,563,478	(5,341,033)	181,887	6,039
NET ASSETS
Beginning of Year or Period	451,002	—	27,712,971	33,054,004	6,039	—
End of Year or Period	$2,187,003	$451,002	$38,276,449	$27,712,971	$187,926	$6,039

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	High Yield Bond		High Yield Bond		Inflation Managed
	Class I		Class P		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	4,476,801	6,221,905	3,003	1,970	998,251	1,273,159
Change in net unrealized appreciation (depreciation) on investments	(271,910)	(1,716,314)	5,731	3,298	3,131,249	6,207,455
Net Increase (Decrease) in Net Assets Resulting from Operations	4,204,891	4,505,591	8,734	5,268	4,129,500	7,480,614
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,302,334	2,697,775	74,673	37,643	2,480,996	2,789,991
Transfers between variable and fixed accounts, net	6,319,157	(1,820,357)	260,079	20,071	5,798,319	(3,058,583)
Policy maintenance charges	(2,979,240)	(3,077,231)	(34,154)	(9,904)	(2,763,581)	(3,185,257)
Policy benefits and terminations	(1,820,466)	(1,921,957)	(979)	—	(1,843,747)	(2,936,773)
Policy loans and loan repayments	165,310	93,725	36	31	69,843	150,339
Other	53,076	37,640	335	25	88,340	57,258
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	5,040,171	(3,990,405)	299,990	47,866	3,830,170	(6,183,025)

NET INCREASE (DECREASE) IN NET ASSETS	9,245,062	515,186	308,724	53,134	7,959,670	1,297,589
NET ASSETS
Beginning of Year	77,713,482	77,198,296	53,219	85	71,121,228	69,823,639
End of Year	$86,958,544	$77,713,482	$361,943	$53,219	$79,080,898	$71,121,228

	Inflation Managed		Managed Bond		Managed Bond
	Class P (1)		Class I		Class P
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	1,599	39	4,513,200	3,258,807	1,362	657
Change in net unrealized appreciation (depreciation) on investments	10,799	782	(7,816,100)	18,775,702	(492)	2,672
Net Increase (Decrease) in Net Assets Resulting from Operations	12,398	821	(3,302,900)	22,034,509	870	3,329
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	113,158	4,903	9,544,468	9,975,371	91,491	31,663
Transfers between variable and fixed accounts, net	110,356	35,063	22,510,982	30,792,827	713,685	141,906
Policy maintenance charges	(22,299)	(1,662)	(9,684,677)	(10,993,202)	(83,488)	(23,105)
Policy benefits and terminations	—	—	(12,212,667)	(8,300,475)	(539)	—
Policy loans and loan repayments	2,250	—	(715,964)	88,959	144	123
Other	(113)	—	320,954	202,442	(212)	(42)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	203,352	38,304	9,763,096	21,765,922	721,081	150,545

NET INCREASE (DECREASE) IN NET ASSETS	215,750	39,125	6,460,196	43,800,431	721,951	153,874
NET ASSETS
Beginning of Year or Period	39,125	—	299,302,631	255,502,200	154,108	234
End of Year or Period	$254,875	$39,125	$305,762,827	$299,302,631	$876,059	$154,108

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Short Duration Bond		Short Duration Bond		Emerging Markets Debt
	Class I		Class P (1)		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	2,366,451	1,682,104	2,592	1,727	26,052	(506,545)
Change in net unrealized appreciation (depreciation) on investments	(2,807,638)	1,776,978	(6,332)	3,354	(404,059)	(94,434)
Net Increase (Decrease) in Net Assets Resulting from Operations	(441,187)	3,459,082	(3,740)	5,081	(378,007)	(600,979)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,254,130	5,230,131	128,650	22,546	168,091	170,882
Transfers between variable and fixed accounts, net	1,552,712	18,655,844	744,731	289,492	576,538	(3,784,717)
Policy maintenance charges	(4,011,697)	(4,322,501)	(103,599)	(30,133)	(146,767)	(175,156)
Policy benefits and terminations	(11,857,162)	(1,671,725)	—	(4,246)	(119,086)	(434,056)
Policy loans and loan repayments	(431,194)	(12,042)	858	(6,172)	24,800	21,483
Other	140,412	90,737	(97)	26	8,916	13,909
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(9,352,799)	17,970,444	770,543	271,513	512,492	(4,187,655)
NET INCREASE (DECREASE) IN NET ASSETS	(9,793,986)	21,429,526	766,803	276,594	134,485	(4,788,634)
NET ASSETS
Beginning of Year or Period	108,534,436	87,104,910	276,594	—	5,900,885	10,689,519
End of Year or Period	$98,740,450	$108,534,436	$1,043,397	$276,594	$6,035,370	$5,900,885

	Emerging Markets Debt		Dividend Growth		Dividend Growth
	Class P (1)		Class I		Class P (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	153	2	4,476,633	4,878,531	24,734	5,386
Change in net unrealized appreciation (depreciation) on investments	(2,727)	678	20,104,222	6,002,069	70,208	23,202
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,574)	680	24,580,855	10,880,600	94,942	28,588
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	8,113	388	2,837,751	3,526,783	155,575	7,677
Transfers between variable and fixed accounts, net	47,377	10,277	743,307	(569,029)	365,119	190,863
Policy maintenance charges	(5,939)	(891)	(2,804,177)	(2,876,975)	(66,654)	(21,443)
Policy benefits and terminations	—	—	(2,003,634)	(2,510,317)	—	(7,136)
Policy loans and loan repayments	—	—	(132,572)	(225,177)	—	—
Other	(14)	1	73,885	84,420	(865)	285
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	49,537	9,775	(1,285,440)	(2,570,295)	453,175	170,246
NET INCREASE (DECREASE) IN NET ASSETS	46,963	10,455	23,295,415	8,310,305	548,117	198,834
NET ASSETS
Beginning of Year or Period	10,455	—	96,110,636	87,800,331	198,834	—
End of Year or Period	$57,418	$10,455	$119,406,051	$96,110,636	$746,951	$198,834

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Equity Index		Equity Index		Focused Growth
	Class I		Class P		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	55,397,970	63,838,932	1,427,707	(15,757)	4,646,291	6,284,306
Change in net unrealized appreciation (depreciation) on investments	205,028,969	77,880,183	1,316,299	502,488	4,419,067	7,750,994
Net Increase (Decrease) in Net Assets Resulting from Operations	260,426,939	141,719,115	2,744,006	486,731	9,065,358	14,035,300
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	25,467,143	25,471,534	4,502,837	338,160	1,279,480	1,621,463
Transfers between variable and fixed accounts, net	(11,853,868)	(3,325,894)	25,657,728	2,222,696	(1,483,758)	(6,079,512)
Policy maintenance charges	(24,979,611)	(25,288,299)	(2,467,366)	(235,075)	(1,337,377)	(1,420,282)
Policy benefits and terminations	(17,980,251)	(16,499,685)	(13,833)	—	(1,237,924)	(1,612,679)
Policy loans and loan repayments	(2,164,883)	(184,670)	(555,067)	(13,271)	(732,500)	(410,137)
Other	677,015	462,599	2,586	6,729	34,778	22,602
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(30,834,455)	(19,364,415)	27,126,885	2,319,239	(3,477,301)	(7,878,545)
NET INCREASE (DECREASE) IN NET ASSETS	229,592,484	122,354,700	29,870,891	2,805,970	5,588,057	6,156,755
NET ASSETS
Beginning of Year	939,526,761	817,172,061	2,807,925	1,955	46,892,974	40,736,219
End of Year	$1,169,119,245	$939,526,761	$32,678,816	$2,807,925	$52,481,031	$46,892,974

	Growth		Growth		Hedged Equity
	Class I		Class P (1)		Class P (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—
Realized gain (loss) on investments	20,395,053	45,354,177	22,397	27,151	303
Change in net unrealized appreciation (depreciation) on investments	53,837,524	36,674,306	262,066	51,233	4,681
Net Increase (Decrease) in Net Assets Resulting from Operations	74,232,577	82,028,483	284,463	78,384	4,984
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	6,659,547	6,870,442	564,535	206,171	87,147
Transfers between variable and fixed accounts, net	21,230,554	(32,210,554)	917,884	533,731	338,539
Policy maintenance charges	(10,355,432)	(10,841,167)	(218,381)	(58,118)	(19,669)
Policy benefits and terminations	(10,214,031)	(11,369,463)	(13,307)	—	—
Policy loans and loan repayments	(165,014)	(634,780)	4,386	(39,870)	—
Other	154,840	103,301	(821)	(634)	6
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	7,310,464	(48,082,221)	1,254,296	641,280	406,023
NET INCREASE (DECREASE) IN NET ASSETS	81,543,041	33,946,262	1,538,759	719,664	411,007
NET ASSETS
Beginning of Year or Period	322,375,433	288,429,171	719,664	—	—
End of Year or Period	$403,918,474	$322,375,433	$2,258,423	$719,664	$411,007

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Large-Cap Growth		Large-Cap Value		Large-Cap Value
	Class I		Class I		Class P
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	28,391,496	9,100,770	8,182,513	6,043,691	36,985	3,315
Change in net unrealized appreciation (depreciation) on investments	(11,107,286)	14,785,670	27,865,902	1,085,460	110,071	14,588
Net Increase (Decrease) in Net Assets Resulting from Operations	17,284,210	23,886,440	36,048,415	7,129,151	147,056	17,903
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,951,012	2,603,137	3,725,901	4,460,117	186,512	17,560
Transfers between variable and fixed accounts, net	(13,678,589)	3,540,566	1,176,811	1,949,912	1,608,204	133,484
Policy maintenance charges	(3,133,205)	(2,950,449)	(4,119,058)	(3,974,560)	(137,582)	(12,265)
Policy benefits and terminations	(1,972,149)	(2,856,175)	(3,285,954)	(3,333,019)	—	—
Policy loans and loan repayments	(41,512)	(53,371)	(205,774)	(332,402)	1,909	(10,126)
Other	75,094	(24,254)	120,841	112,651	2,071	(1,143)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(15,799,349)	259,454	(2,587,233)	(1,117,301)	1,661,114	127,510
NET INCREASE (DECREASE) IN NET ASSETS	1,484,861	24,145,894	33,461,182	6,011,850	1,808,170	145,413
NET ASSETS
Beginning of Year	93,758,985	69,613,091	137,101,538	131,089,688	145,690	277
End of Year	$95,243,846	$93,758,985	$170,562,720	$137,101,538	$1,953,860	$145,690

	Main Street Core		Main Street Core		Mid-Cap Equity
	Class I		Class P (1)		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	13,497,781	14,215,048	22,569	(1,204)	21,451,174	11,072,398
Change in net unrealized appreciation (depreciation) on investments	47,021,248	12,745,345	64,414	14,668	3,560,281	23,513,829
Net Increase (Decrease) in Net Assets Resulting from Operations	60,519,029	26,960,393	86,983	13,464	25,011,455	34,586,227
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,586,911	5,854,093	60,016	10,118	4,017,099	4,869,402
Transfers between variable and fixed accounts, net	(6,655,918)	(10,289,527)	596,873	75,817	(15,817,088)	(4,515,602)
Policy maintenance charges	(9,001,149)	(9,094,472)	(66,167)	(6,951)	(4,196,923)	(4,001,297)
Policy benefits and terminations	(6,530,379)	(8,932,028)	—	—	(3,664,927)	(3,265,294)
Policy loans and loan repayments	300,189	376,752	46	—	(79,724)	(164,949)
Other	119,038	(2,162)	(48)	(33)	112,150	103,488
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(16,181,308)	(22,087,344)	590,720	78,951	(19,629,413)	(6,974,252)
NET INCREASE (DECREASE) IN NET ASSETS	44,337,721	4,873,049	677,703	92,415	5,382,042	27,611,975
NET ASSETS
Beginning of Year or Period	223,326,153	218,453,104	92,415	—	159,926,831	132,314,856
End of Year or Period	$267,663,874	$223,326,153	$770,118	$92,415	$165,308,873	$159,926,831

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Mid-Cap Growth		Mid-Cap Growth		Mid-Cap Value
	Class I		Class P (1)		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	14,688,934	29,476,374	29,918	2,132	1,377,839	506,966
Change in net unrealized appreciation (depreciation) on investments	156,603	5,097,922	28,001	11,068	2,944,904	682,289
Net Increase (Decrease) in Net Assets Resulting from Operations	14,845,537	34,574,296	57,919	13,200	4,322,743	1,189,255
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,752,933	2,759,617	173,394	45,064	981,129	951,536
Transfers between variable and fixed accounts, net	20,076,871	(15,066,490)	363,358	81,748	(5,936)	444,605
Policy maintenance charges	(2,914,732)	(2,760,038)	(93,626)	(9,452)	(648,754)	(639,309)
Policy benefits and terminations	(2,170,110)	(2,148,975)	(46,758)	—	(322,078)	(210,555)
Policy loans and loan repayments	97,126	(208,953)	1,288	(6,750)	46,547	51,851
Other	97,395	57,374	425	(950)	21,313	44,412
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	17,939,483	(17,367,465)	398,081	109,660	72,221	642,540
NET INCREASE (DECREASE) IN NET ASSETS	32,785,020	17,206,831	456,000	122,860	4,394,964	1,831,795
NET ASSETS
Beginning of Year or Period	100,338,327	83,131,496	122,860	—	15,873,340	14,041,545
End of Year or Period	$133,123,347	$100,338,327	$578,860	$122,860	$20,268,304	$15,873,340

	Mid-Cap Value		Small-Cap Equity		Small-Cap Equity
	Class P		Class I		Class P (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	9,296	1,069	3,272,609	235,082	26,365	(1,751)
Change in net unrealized appreciation (depreciation) on investments	9,100	5,326	3,886,763	1,324,537	25,652	47,959
Net Increase (Decrease) in Net Assets Resulting from Operations	18,396	6,395	7,159,372	1,559,619	52,017	46,208
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	30,999	12,424	1,119,726	1,483,295	66,504	9,358
Transfers between variable and fixed accounts, net	45,577	30,264	(666,718)	343,744	355,336	116,834
Policy maintenance charges	(12,041)	(3,985)	(1,039,886)	(903,684)	(47,602)	(12,829)
Policy benefits and terminations	—	—	(436,832)	(508,226)	(654)	—
Policy loans and loan repayments	45	—	125,702	130,099	—	—
Other	(31)	(179)	29,452	40,836	(169)	(273)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	64,549	38,524	(868,556)	586,064	373,415	113,090
NET INCREASE (DECREASE) IN NET ASSETS	82,945	44,919	6,290,816	2,145,683	425,432	159,298
NET ASSETS
Beginning of Year or Period	45,172	253	27,410,364	25,264,681	159,298	—
End of Year or Period	$128,117	$45,172	$33,701,180	$27,410,364	$584,730	$159,298

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Small-Cap Growth		Small-Cap Index		Small-Cap Index
	Class I		Class I		Class P
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	1,366,582	1,372,554	40,345,543	19,563,419	218,321	(1,869)
Change in net unrealized appreciation (depreciation) on investments	(682,556)	11,494,839	(4,838,060)	23,563,757	(125,292)	139,791
Net Increase (Decrease) in Net Assets Resulting from Operations	684,026	12,867,393	35,507,483	43,127,176	93,029	137,922
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—	—	6,281,899	7,465,445	1,237,085	69,716
Transfers between variable and fixed accounts, net	(603,786)	(623,465)	(6,257,476)	(13,862,738)	5,208,547	432,228
Policy maintenance charges	(814,873)	(798,647)	(8,322,374)	(7,951,548)	(526,069)	(47,977)
Policy benefits and terminations	(393,810)	(786,830)	(5,983,157)	(5,491,203)	(67,965)	—
Policy loans and loan repayments	(77,624)	(288,808)	94,007	(486,363)	(67,923)	(938)
Other	4,474	(11,265)	167,082	54,954	363	3,316
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,885,619)	(2,509,015)	(14,020,019)	(20,271,453)	5,784,038	456,345
NET INCREASE (DECREASE) IN NET ASSETS	(1,201,593)	10,358,378	21,487,464	22,855,723	5,877,067	594,267
NET ASSETS
Beginning of Year	34,983,226	24,624,848	258,077,471	235,221,748	594,521	254
End of Year	$33,781,633	$34,983,226	$279,564,935	$258,077,471	$6,471,588	$594,521

	Small-Cap Value		Small-Cap Value		Value
	Class I		Class P		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	6,896,062	3,320,881	37,543	1,921	2,032,183	1,672,370
Change in net unrealized appreciation (depreciation) on investments	18,152,946	(316,194)	11,834	26,090	10,737,331	(5,814,708)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,049,008	3,004,687	49,377	28,011	12,769,514	(4,142,338)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,670,384	2,851,790	80,606	27,868	3,599,471	3,699,819
Transfers between variable and fixed accounts, net	466,265	150,773	194,136	67,071	(1,115,279)	93,864
Policy maintenance charges	(2,279,077)	(1,879,913)	(45,346)	(16,488)	(2,546,235)	(2,591,918)
Policy benefits and terminations	(1,694,724)	(1,868,412)	—	—	(1,484,717)	(1,185,693)
Policy loans and loan repayments	210,317	202,961	(1,387)	77	(73,723)	(213,938)
Other	71,054	32,224	(55)	(493)	75,198	55,684
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(555,781)	(510,577)	227,954	78,035	(1,545,285)	(142,182)
NET INCREASE (DECREASE) IN NET ASSETS	24,493,227	2,494,110	277,331	106,046	11,224,229	(4,284,520)
NET ASSETS
Beginning of Year	70,537,176	68,043,066	107,321	1,275	58,984,616	63,269,136
End of Year	$95,030,403	$70,537,176	$384,652	$107,321	$70,208,845	$58,984,616

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Value		Value Advantage		Value Advantage
	Class P (1)		Class I		Class P (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	6,755	1,868	605,212	167,443	16,268	2,741
Change in net unrealized appreciation (depreciation) on investments	12,100	5,418	1,885,613	75,767	47,938	24,259
Net Increase (Decrease) in Net Assets Resulting from Operations	18,855	7,286	2,490,825	243,210	64,206	27,000
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	56,306	4,784	478,780	465,758	70,029	56,258
Transfers between variable and fixed accounts, net	39,222	55,071	5,156,976	382,949	123,020	126,465
Policy maintenance charges	(30,379)	(7,353)	(280,136)	(230,105)	(54,088)	(14,577)
Policy benefits and terminations	—	—	(75,617)	(52,371)	—	—
Policy loans and loan repayments	—	—	7,097	(34,949)	788	(4,956)
Other	8	(561)	2,900	37,672	86	2,868
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	65,157	51,941	5,290,000	568,954	139,835	166,058
NET INCREASE (DECREASE) IN NET ASSETS	84,012	59,227	7,780,825	812,164	204,041	193,058
NET ASSETS
Beginning of Year or Period	59,227	—	6,437,851	5,625,687	193,058	—
End of Year or Period	$143,239	$59,227	$14,218,676	$6,437,851	$397,099	$193,058

	Emerging Markets		Emerging Markets		International Large-Cap
	Class I		Class P		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	4,441,547	7,249,764	44,217	(8,254)	17,078,496	5,303,527
Change in net unrealized appreciation (depreciation) on investments	(20,216,842)	20,415,431	(165,847)	52,319	18,087,838	17,219,766
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,775,295)	27,665,195	(121,630)	44,065	35,166,334	22,523,293
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	6,842,304	6,379,385	219,697	70,025	8,185,133	8,594,272
Transfers between variable and fixed accounts, net	7,012,159	(11,078,819)	1,107,799	177,932	(15,511,344)	2,364,412
Policy maintenance charges	(4,877,940)	(5,258,761)	(124,451)	(23,046)	(6,811,378)	(6,913,280)
Policy benefits and terminations	(3,625,955)	(3,859,444)	—	—	(4,114,655)	(4,642,986)
Policy loans and loan repayments	(589,267)	(44,632)	(1,258)	—	(134,607)	225,125
Other	134,042	112,252	520	2,844	232,374	179,863
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,895,343	(13,750,019)	1,202,307	227,755	(18,154,477)	(192,594)
NET INCREASE (DECREASE) IN NET ASSETS	(10,879,952)	13,915,176	1,080,677	271,820	17,011,857	22,330,699
NET ASSETS
Beginning of Year	187,390,846	173,475,670	275,214	3,394	238,444,383	216,113,684
End of Year	$176,510,894	$187,390,846	$1,355,891	$275,214	$255,456,240	$238,444,383

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	International Large-Cap		International Small-Cap		International Small-Cap
	Class P		Class I		Class P
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	36,103	(2,253)	2,038,363	2,523,575	12,432	(413)
Change in net unrealized appreciation (depreciation) on investments	45,340	29,044	3,447,118	1,326,793	(4,664)	10,301
Net Increase (Decrease) in Net Assets Resulting from Operations	81,443	26,791	5,485,481	3,850,368	7,768	9,888
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	205,245	38,120	1,409,543	1,837,541	68,301	20,054
Transfers between variable and fixed accounts, net	755,757	168,444	(1,747,979)	(8,672,155)	314,029	52,835
Policy maintenance charges	(102,764)	(21,553)	(1,098,658)	(1,155,365)	(49,633)	(11,767)
Policy benefits and terminations	—	—	(1,052,357)	(682,401)	(617)	—
Policy loans and loan repayments	(2,003)	92	(4,721)	67,117	72	46
Other	1,134	2,998	25,720	63,377	(725)	(132)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	857,369	188,101	(2,468,452)	(8,541,886)	331,427	61,036
NET INCREASE (DECREASE) IN NET ASSETS	938,812	214,892	3,017,029	(4,691,518)	339,195	70,924
NET ASSETS
Beginning of Year	223,134	8,242	39,429,037	44,120,555	73,560	2,636
End of Year	$1,161,946	$223,134	$42,446,066	$39,429,037	$412,755	$73,560

	International Value		Health Sciences		Health Sciences
	Class I		Class I		Class P (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	2,056,773	319,124	3,949,042	5,838,057	16,358	2,481
Change in net unrealized appreciation (depreciation) on investments	23,108,514	(8,763,756)	7,135,319	8,359,917	77,680	27,102
Net Increase (Decrease) in Net Assets Resulting from Operations	25,165,287	(8,444,632)	11,084,361	14,197,974	94,038	29,583
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,699,408	6,893,136	2,747,347	3,250,038	272,465	107,172
Transfers between variable and fixed accounts, net	(2,112,712)	1,040,714	1,150,894	(1,172,700)	746,744	367,882
Policy maintenance charges	(5,257,789)	(5,152,777)	(2,541,172)	(2,820,225)	(145,243)	(23,626)
Policy benefits and terminations	(3,370,588)	(4,112,078)	(1,900,861)	(2,138,701)	(28,853)	—
Policy loans and loan repayments	(75,563)	316,950	(507,289)	(511,547)	46	—
Other	144,047	35,438	73,163	51,666	(219)	(22)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(4,973,197)	(978,617)	(977,918)	(3,341,469)	844,940	451,406
NET INCREASE (DECREASE) IN NET ASSETS	20,192,090	(9,423,249)	10,106,443	10,856,505	938,978	480,989
NET ASSETS
Beginning of Year or Period	124,416,910	133,840,159	90,203,729	79,347,224	480,989	—
End of Year or Period	$144,609,000	$124,416,910	$100,310,172	$90,203,729	$1,419,967	$480,989

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Real Estate		Real Estate		Technology
	Class I		Class P (1)		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	3,320,975	5,795,080	3,170	118	7,767,127	4,172,785
Change in net unrealized appreciation (depreciation) on investments	30,355,243	(8,768,310)	6,157	2,030	(1,427,047)	11,486,585
Net Increase (Decrease) in Net Assets Resulting from Operations	33,676,218	(2,973,230)	9,327	2,148	6,340,080	15,659,370
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,076,231	3,414,632	5,000	4,308	1,522,417	2,054,004
Transfers between variable and fixed accounts, net	66,618	(5,069,951)	12,417	20,092	(6,845,627)	7,133,322
Policy maintenance charges	(2,907,658)	(2,932,738)	(7,720)	(2,901)	(1,285,549)	(1,275,200)
Policy benefits and terminations	(1,928,185)	(2,102,722)	—	(2,130)	(742,007)	(716,288)
Policy loans and loan repayments	(187,601)	145,926	—	—	(367,028)	(549,847)
Other	76,215	82,375	64	93	3,236	31,509
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,804,380)	(6,462,478)	9,761	19,462	(7,714,558)	6,677,500
NET INCREASE (DECREASE) IN NET ASSETS	31,871,838	(9,435,708)	19,088	21,610	(1,374,478)	22,336,870
NET ASSETS
Beginning of Year or Period	83,446,833	92,882,541	21,610	—	53,209,091	30,872,221
End of Year or Period	$115,318,671	$83,446,833	$40,698	$21,610	$51,834,613	$53,209,091

	Technology		ESG Diversified	PSF DFA
	Class P		Class P (2)	Balanced Allocation Class D
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—
Realized gain (loss) on investments	24,584	7,548	9	643,025	71,567
Change in net unrealized appreciation (depreciation) on investments	59,060	28,775	46	653,910	788,571
Net Increase (Decrease) in Net Assets Resulting from Operations	83,644	36,323	55	1,296,935	860,138
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	307,858	158,316	964	1,262,000	1,435,957
Transfers between variable and fixed accounts, net	563,790	291,880	5,990	(675,643)	(10,013)
Policy maintenance charges	(155,716)	(36,360)	(560)	(802,781)	(731,427)
Policy benefits and terminations	(35,493)	—	—	(43,353)	(85,150)
Policy loans and loan repayments	(3,107)	(3,375)	—	(9,582)	12,729
Other	(2,507)	(803)	55	4,923	(317)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	674,825	409,658	6,449	(264,436)	621,779
NET INCREASE (DECREASE) IN NET ASSETS	758,469	445,981	6,504	1,032,499	1,481,917
NET ASSETS
Beginning of Year or Period	448,532	2,551	—	10,558,160	9,076,243
End of Year or Period	$1,207,001	$448,532	$6,504	$11,590,659	$10,558,160

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	PSF DFA		Pacific Dynamix -		Pacific Dynamix -
	Balanced Allocation Class P (1)		Conservative Growth Class I		Conservative Growth Class P (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	7,244	913	400,261	203,440	57,479	7,644
Change in net unrealized appreciation (depreciation) on investments	7,309	6,189	601,343	1,439,444	16,336	48,740
Net Increase (Decrease) in Net Assets Resulting from Operations	14,553	7,102	1,001,604	1,642,884	73,815	56,384
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	72,913	24,372	1,049,511	1,221,720	459,939	8,370
Transfers between variable and fixed accounts, net	160,315	57,189	785,882	1,572,701	2,219,725	504,335
Policy maintenance charges	(51,286)	(15,574)	(929,893)	(909,429)	(240,469)	(69,938)
Policy benefits and terminations	—	—	(79,189)	(437,098)	—	—
Policy loans and loan repayments	—	—	(32,153)	24,524	(89,097)	—
Other	5	47	13,034	7,173	(1,403)	1,011
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	181,947	66,034	807,192	1,479,591	2,348,695	443,778
NET INCREASE (DECREASE) IN NET ASSETS	196,500	73,136	1,808,796	3,122,475	2,422,510	500,162
NET ASSETS
Beginning of Year or Period	73,136	—	15,366,499	12,244,024	500,162	—
End of Year or Period	$269,636	$73,136	$17,175,295	$15,366,499	$2,922,672	$500,162

	Pacific Dynamix -		Pacific Dynamix -		Pacific Dynamix -
	Moderate Growth Class I		Moderate Growth Class P		Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	1,368,705	2,255,775	329,584	17,112	3,287,117	2,232,200
Change in net unrealized appreciation (depreciation) on investments	6,069,615	6,515,040	273,862	107,966	11,509,687	11,678,426
Net Increase (Decrease) in Net Assets Resulting from Operations	7,438,320	8,770,815	603,446	125,078	14,796,804	13,910,626
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,360,432	5,887,239	4,541,548	266,521	13,251,973	14,391,143
Transfers between variable and fixed accounts, net	1,191,487	(657,084)	17,921,775	718,799	(3,816,827)	(1,341,568)
Policy maintenance charges	(4,538,391)	(4,707,816)	(1,480,075)	(111,173)	(5,836,023)	(5,834,763)
Policy benefits and terminations	(1,125,365)	(4,334,996)	(16,035)	—	(1,065,046)	(1,886,322)
Policy loans and loan repayments	(20,481)	(25,762)	(731,144)	—	(161,942)	(386,440)
Other	56,964	106,329	6,785	3,191	52,239	28,291
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	924,646	(3,732,090)	20,242,854	877,338	2,424,374	4,970,341
NET INCREASE (DECREASE) IN NET ASSETS	8,362,966	5,038,725	20,846,300	1,002,416	17,221,178	18,880,967
NET ASSETS
Beginning of Year	70,042,996	65,004,271	1,049,750	47,334	103,751,133	84,870,166
End of Year	$78,405,962	$70,042,996	$21,896,050	$1,049,750	$120,972,311	$103,751,133

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Pacific Dynamix -		Portfolio Optimization		Portfolio Optimization
	Growth Class P (1)		Conservative Class I		Conservative Class P (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	637,688	4,433	727,880	516,165	110	19
Change in net unrealized appreciation (depreciation) on investments	272,797	675,034	(380,735)	759,135	136	137
Net Increase (Decrease) in Net Assets Resulting from Operations	910,485	679,467	347,145	1,275,300	246	156
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,818,821	204,374	837,491	995,260	6,673	721
Transfers between variable and fixed accounts, net	12,372,849	2,404,086	(475,717)	534,507	45,302	6,483
Policy maintenance charges	(1,583,976)	(305,408)	(1,201,374)	(1,248,542)	(3,251)	(703)
Policy benefits and terminations	(24,242)	—	(1,202,409)	(930,007)	—	—
Policy loans and loan repayments	(109,921)	—	138,530	350,396	—	—
Other	6,457	5,268	20,295	16,436	(2)	—
Net Increase (Decrease) in Net Assets
Derived from Policy Transactions	13,479,988	2,308,320	(1,883,184)	(281,950)	48,722	6,501
NET INCREASE (DECREASE) IN NET ASSETS	14,390,473	2,987,787	(1,536,039)	993,350	48,968	6,657
NET ASSETS
Beginning of Year or Period	2,987,787	—	17,437,289	16,443,939	6,657	—
End of Year or Period	$17,378,260	$2,987,787	$15,901,250	$17,437,289	$55,625	$6,657

	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate-Conservative Class I		Moderate-Conservative Class P (1)		Moderate Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	1,555,381	1,889,336	982	9	6,860,901	9,882,894
Change in net unrealized appreciation (depreciation) on investments	1,771,376	2,738,109	232	1,372	15,947,875	17,339,554
Net Increase (Decrease) in Net Assets Resulting from Operations	3,326,757	4,627,445	1,214	1,381	22,808,776	27,222,448
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,835,010	2,405,657	3,859	181	10,078,437	11,191,772
Transfers between variable and fixed accounts, net	(296,560)	(2,491,633)	5,261	16,535	468,853	(3,462,766)
Policy maintenance charges	(2,010,188)	(2,100,494)	(8,028)	(1,997)	(11,371,599)	(12,180,495)
Policy benefits and terminations	(1,599,768)	(1,940,945)	—	—	(7,876,318)	(13,549,828)
Policy loans and loan repayments	(129,164)	(240,781)	—	—	307,708	283,571
Other	50,167	58,663	10	—	287,478	242,559
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,150,503)	(4,309,533)	1,102	14,719	(8,105,441)	(17,475,187)
NET INCREASE (DECREASE) IN NET ASSETS	1,176,254	317,912	2,316	16,100	14,703,335	9,747,261
NET ASSETS
Beginning of Year or Period	54,135,722	53,817,810	16,100	—	251,587,848	241,840,587
End of Year or Period	$55,311,976	$54,135,722	$18,416	$16,100	$266,291,183	$251,587,848

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate Class P (1)		Growth Class I		Growth Class P (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$—
Realized gain (loss) on investments	9,432	1	9,293,937	10,244,430	34,884	477
Change in net unrealized appreciation (depreciation) on investments	21,318	14,136	40,431,524	32,535,669	125,872	96,860
Net Increase (Decrease) in Net Assets Resulting from Operations	30,750	14,137	49,725,461	42,780,099	160,756	97,337
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	26,913	7,036	16,790,451	17,381,088	569,344	46,919
Transfers between variable and fixed accounts, net	218,444	248,129	(3,883,402)	(8,692,137)	639,238	888,335
Policy maintenance charges	(74,327)	(8,879)	(11,927,444)	(12,284,932)	(164,611)	(43,355)
Policy benefits and terminations	—	—	(10,855,527)	(8,259,878)	—	—
Policy loans and loan repayments	—	—	834,416	(154,666)	(109,626)	—
Other	(10)	110	506,410	448,892	(785)	(3)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	171,020	246,396	(8,535,096)	(11,561,633)	933,560	891,896
NET INCREASE (DECREASE) IN NET ASSETS	201,770	260,533	41,190,365	31,218,466	1,094,316	989,233
NET ASSETS
Beginning of Year or Period	260,533	—	382,080,784	350,862,318	989,233	—
End of Year or Period	$462,303	$260,533	$423,271,149	$382,080,784	$2,083,549	$989,233

	Portfolio Optimization		Portfolio Optimization		Invesco V.I.
	Aggressive-Growth Class I		Aggressive-Growth Class P (1)		Global Series I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$—	$831
Realized gain (loss) on investments	7,171,743	5,055,659	19,813	19,321	72,492	9,428
Change in net unrealized appreciation (depreciation) on investments	21,857,029	15,832,573	65,436	39,297	(4,826)	22,925
Net Increase (Decrease) in Net Assets Resulting from Operations	29,028,772	20,888,232	85,249	58,618	67,666	33,184
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	8,664,292	9,840,467	313,906	59,505	155,756	21,102
Transfers between variable and fixed accounts, net	(2,958,816)	(6,178,358)	205,425	282,322	919,578	225,847
Policy maintenance charges	(5,513,891)	(5,770,829)	(117,246)	(48,986)	(134,396)	(28,927)
Policy benefits and terminations	(7,623,394)	(2,624,841)	—	—	(1,555)	—
Policy loans and loan repayments	(827,030)	26,028	46	—	—	—
Other	246,086	157,548	(198)	(1,543)	916	(769)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(8,012,753)	(4,549,985)	401,933	291,298	940,299	217,253
NET INCREASE (DECREASE) IN NET ASSETS	21,016,019	16,338,247	487,182	349,916	1,007,965	250,437
NET ASSETS
Beginning of Year or Period	187,292,082	170,953,835	349,916	—	250,437	—
End of Year or Period	$208,308,101	$187,292,082	$837,098	$349,916	$1,258,402	$250,437

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Invesco V.I.		Invesco V.I. International		Invesco V.I. International
	Global Series II		Growth Series I		Growth Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$57,433	$8,458	$2,736	$375,109	$620,480
Realized gain (loss) on investments	1,422,609	465,407	52,212	10,757	3,374,384	802,840
Change in net unrealized appreciation (depreciation) on investments	1,244,765	2,878,821	(38,121)	13,318	(1,848,093)	2,350,714
Net Increase (Decrease) in Net Assets Resulting from Operations	2,667,374	3,401,661	22,549	26,811	1,901,400	3,774,034
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	881,235	785,060	107,232	54,531	1,581,482	1,720,832
Transfers between variable and fixed accounts, net	1,156,470	(260,307)	507,530	194,140	(712,697)	(300,736)
Policy maintenance charges	(579,621)	(538,523)	(83,265)	(18,703)	(1,227,376)	(1,301,726)
Policy benefits and terminations	(277,460)	(261,262)	(29,575)	—	(493,206)	(1,369,203)
Policy loans and loan repayments	(83,893)	798	1,245	(6,750)	(341,591)	(20,449)
Other	13,390	20,191	676	(421)	40,611	45,311
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,110,121	(254,043)	503,843	222,797	(1,152,777)	(1,225,971)
NET INCREASE (DECREASE) IN NET ASSETS	3,777,495	3,147,618	526,392	249,608	748,623	2,548,063
NET ASSETS
Beginning of Year	17,064,953	13,917,335	251,734	2,126	34,331,022	31,782,959
End of Year	$20,842,448	$17,064,953	$778,126	$251,734	$35,079,645	$34,331,022

	Invesco V.I. Main Street		American Century		American Century
	Small Cap Series I		VP Mid Cap Value Class I		VP Mid Cap Value Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$19,342	$13,599	$6,554	$1,598	$410,124	$524,955
Realized gain (loss) on investments	434,007	26,356	16,468	(3,166)	588,628	(477,647)
Change in net unrealized appreciation (depreciation) on investments	371,108	536,477	52,483	16,078	7,065,858	420,241
Net Increase (Decrease) in Net Assets Resulting from Operations	824,457	576,432	75,505	14,510	8,064,610	467,549
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	398,986	144,640	193,295	35,879	1,733,925	1,826,894
Transfers between variable and fixed accounts, net	1,814,043	1,751,234	375,782	150,452	(2,145,153)	1,062,741
Policy maintenance charges	(244,025)	(117,885)	(112,132)	(31,065)	(1,305,288)	(1,251,814)
Policy benefits and terminations	(28,123)	(1,346)	—	—	(668,215)	(879,076)
Policy loans and loan repayments	(8,164)	(4,743)	90	78	(229,607)	135,243
Other	4,778	3,780	25	76	33,331	27,262
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,937,495	1,775,680	457,060	155,420	(2,581,007)	921,250
NET INCREASE (DECREASE) IN NET ASSETS	2,761,952	2,352,112	532,565	169,930	5,483,603	1,388,799
NET ASSETS
Beginning of Year	3,242,332	890,220	171,630	1,700	36,117,545	34,728,746
End of Year	$6,004,284	$3,242,332	$704,195	$171,630	$41,601,148	$36,117,545

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	American Funds IS Asset		American Funds IS Asset		American Funds IS
	Allocation Class 2		Allocation Class 4		Growth Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$107,414	$37,378	$1,340,640	$1,149,460	$10,081	$1,602
Realized gain (loss) on investments	412,988	14,487	4,419,400	959,263	644,815	53,904
Change in net unrealized appreciation (depreciation) on investments	248,518	320,676	7,449,193	7,380,678	11,111	234,661
Net Increase (Decrease) in Net Assets Resulting from Operations	768,920	372,541	13,209,233	9,489,401	666,007	290,167
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,505,286	272,794	6,297,278	6,455,053	1,415,435	269,213
Transfers between variable and fixed accounts, net	2,940,663	2,910,499	4,418,436	2,034,292	4,059,904	1,007,711
Policy maintenance charges	(1,028,489)	(375,352)	(4,098,802)	(4,093,281)	(758,188)	(130,264)
Policy benefits and terminations	(55,970)	—	(2,711,785)	(1,190,150)	(85,163)	(10,414)
Policy loans and loan repayments	(15,772)	(4,957)	(211,627)	(314,147)	(300,656)	(289)
Other	4,411	6,307	67,436	55,743	5,003	2,448
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,350,129	2,809,291	3,760,936	2,947,510	4,336,335	1,138,405
NET INCREASE (DECREASE) IN NET ASSETS	5,119,049	3,181,832	16,970,169	12,436,911	5,002,342	1,428,572
NET ASSETS
Beginning of Year	3,200,086	18,254	87,599,605	75,162,694	1,441,354	12,782
End of Year	$8,319,135	$3,200,086	$104,569,774	$87,599,605	$6,443,696	$1,441,354

	American Funds IS		American Funds IS		American Funds IS
	Growth Class 4		Growth-Income Class 2		Growth-Income Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$89,876	$217,837	$30,791	$8,510	$1,176,008	$1,133,515
Realized gain (loss) on investments	23,879,704	4,715,768	79,998	10,551	2,811,583	2,866,416
Change in net unrealized appreciation (depreciation) on investments	5,790,927	42,181,123	309,070	96,079	21,918,737	8,566,834
Net Increase (Decrease) in Net Assets Resulting from Operations	29,760,507	47,114,728	419,859	115,140	25,906,328	12,566,765
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,593,808	4,761,535	600,284	113,028	4,392,473	5,248,953
Transfers between variable and fixed accounts, net	7,289,563	(2,882,324)	2,595,468	813,907	(1,007,511)	(3,826,368)
Policy maintenance charges	(4,425,394)	(4,042,526)	(423,959)	(100,410)	(4,299,621)	(4,280,146)
Policy benefits and terminations	(2,420,412)	(1,330,503)	(667)	(7,166)	(1,830,539)	(2,037,502)
Policy loans and loan repayments	(475,723)	(375,542)	(40,434)	104	(151,860)	(528,655)
Other	101,209	73,157	3,254	561	91,713	79,667
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,663,051	(3,796,203)	2,733,946	820,024	(2,805,345)	(5,344,051)
NET INCREASE (DECREASE) IN NET ASSETS	34,423,558	43,318,525	3,153,805	935,164	23,100,983	7,222,714
NET ASSETS
Beginning of Year	136,790,246	93,471,721	938,359	3,195	109,722,745	102,500,031
End of Year	$171,213,804	$136,790,246	$4,092,164	$938,359	$132,823,728	$109,722,745

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	American Funds IS American		American Funds IS		American Funds IS
	High-Income Trust Class 2 (1)		International Class 2 (1)		New World Fund Class 2 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$20,325	$6,128	$30,761	$1,708	$7,403	$62
Realized gain (loss) on investments	6,364	2,879	51,806	6,131	50,428	9,556
Change in net unrealized appreciation (depreciation) on investments	(11,330)	836	(116,628)	70,571	(54,797)	42,180
Net Increase (Decrease) in Net Assets Resulting from Operations	15,359	9,843	(34,061)	78,410	3,034	51,798
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	43,124	4,415	204,117	19,723	204,622	32,791
Transfers between variable and fixed accounts, net	485,458	95,983	960,932	313,966	987,403	230,863
Policy maintenance charges	(70,829)	(16,048)	(159,965)	(47,901)	(171,917)	(44,225)
Policy benefits and terminations	—	—	(1,163)	—	(643)	(4,993)
Policy loans and loan repayments	—	—	—	—	778	(4,955)
Other	(239)	79	(1,960)	853	(844)	(219)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	457,514	84,429	1,001,961	286,641	1,019,399	209,262
NET INCREASE (DECREASE) IN NET ASSETS	472,873	94,272	967,900	365,051	1,022,433	261,060
NET ASSETS
Beginning of Year or Period	94,272	—	365,051	—	261,060	—
End of Year or Period	$567,145	$94,272	$1,332,951	$365,051	$1,283,493	$261,060

	BlackRock 60/40 Target		BlackRock Basic Value		BlackRock Global Allocation
	Allocation ETF V.I. Class I		V.I. Class III		V.I. Class I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$309,247	$137,285	$276,278	$377,328	$12,079	$5,534
Realized gain (loss) on investments	1,530,094	127,138	3,760,738	306,076	237,738	32,163
Change in net unrealized appreciation (depreciation) on investments	(416,647)	755,838	516,908	(32,141)	(210,021)	28,980
Net Increase (Decrease) in Net Assets Resulting from Operations	1,422,694	1,020,261	4,553,924	651,263	39,796	66,677
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,956,084	846,846	786,402	766,987	192,557	28,939
Transfers between variable and fixed accounts, net	5,002,209	5,810,278	(115,186)	260,045	1,100,751	422,281
Policy maintenance charges	(1,480,958)	(839,944)	(675,249)	(652,404)	(173,754)	(36,915)
Policy benefits and terminations	(118,884)	(26,668)	(456,145)	(188,456)	(1,226)	—
Policy loans and loan repayments	7,453	(53,422)	(155,370)	(160,065)	(4,047)	—
Other	5,531	(622)	29,117	25,678	(454)	2,596
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	5,371,435	5,736,468	(586,431)	51,785	1,113,827	416,901
NET INCREASE (DECREASE) IN NET ASSETS	6,794,129	6,756,729	3,967,493	703,048	1,153,623	483,578
NET ASSETS
Beginning of Year or Period	10,045,689	3,288,960	21,351,585	20,648,537	483,578	—
End of Year or Period	$16,839,818	$10,045,689	$25,319,078	$21,351,585	$1,637,201	$483,578

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	BlackRock Global Allocation		BNY Mellon VIF		DFA VA
	V.I. Class III		Appreciation Service Shares		International Small (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$642,292	$845,590	$3,843	$7,876	$34,870
Realized gain (loss) on investments	13,376,537	4,122,221	264,889	105,027	44,687
Change in net unrealized appreciation (depreciation) on investments	(9,292,116)	7,607,917	222,171	287,997	(51,882)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,726,713	12,575,728	490,903	400,900	27,675
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,576,206	3,822,366	38,326	48,496	422,124
Transfers between variable and fixed accounts, net	1,807,178	(1,569,686)	1,175,804	195,216	1,093,624
Policy maintenance charges	(3,140,004)	(3,277,572)	(47,020)	(39,679)	(85,466)
Policy benefits and terminations	(1,274,134)	(1,332,929)	(4,982)	(22,029)	—
Policy loans and loan repayments	(705,839)	49,365	(4,499)	(2,939)	(2,219)
Other	82,611	96,883	1,500	1,128	3,191
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	346,018	(2,211,573)	1,159,129	180,193	1,431,254
NET INCREASE (DECREASE) IN NET ASSETS	5,072,731	10,364,155	1,650,032	581,093	1,458,929
NET ASSETS
Beginning of Year or Period	74,136,590	63,772,435	1,742,139	1,161,046	—
End of Year or Period	$79,209,321	$74,136,590	$3,392,171	$1,742,139	$1,458,929

	DFA VA		DFA VA Short-Term	DFA VA
	International Value		Fixed (1)	US Large Value (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$24,198	$1,827	$59	$21,190	$4,861
Realized gain (loss) on investments	8,312	4,015	(68)	43,665	(775)
Change in net unrealized appreciation (depreciation) on investments	(17,464)	9,718	(1,737)	52,789	29,667
Net Increase (Decrease) in Net Assets Resulting from Operations	15,046	15,560	(1,746)	117,644	33,753
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	94,457	10,236	270,588	154,226	17,154
Transfers between variable and fixed accounts, net	480,800	67,613	832,474	945,388	217,415
Policy maintenance charges	(52,889)	(9,316)	(142,452)	(85,862)	(14,813)
Policy benefits and terminations	—	—	(604)	(883)	—
Policy loans and loan repayments	—	—	(20,178)	—	—
Other	(209)	811	(19)	2,105	426
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	522,159	69,344	939,809	1,014,974	220,182
NET INCREASE (DECREASE) IN NET ASSETS	537,205	84,904	938,063	1,132,618	253,935
NET ASSETS
Beginning of Year or Period	85,032	128	—	253,935	—
End of Year or Period	$622,237	$85,032	$938,063	$1,386,553	$253,935

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	DFA VA		Fidelity VIP Bond Index		Fidelity VIP Bond Index
	US Targeted Value (1)		Investor Class (2)		Service Class 2 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$12,525	$714	$15,470		$9,272	$2,469
Realized gain (loss) on investments	88,315	1,148	1,165		(2,280)	1,505
Change in net unrealized appreciation (depreciation) on investments	(6,033)	8,723	(23,342)		(20,009)	(545)
Net Increase (Decrease) in Net Assets Resulting from Operations	94,807	10,585	(6,707)		(13,017)	3,429
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	84,332	7,744	1,191,687		160,288	38,847
Transfers between variable and fixed accounts, net	717,060	118,029	1,861,158		943,049	253,576
Policy maintenance charges	(90,867)	(2,709)	(170,592)		(112,444)	(24,056)
Policy benefits and terminations	—	—	—		(1,254)	—
Policy loans and loan repayments	101	—	(60,533)		—	—
Other	73	(154)	64		(137)	7
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	710,699	122,910	2,821,784		989,502	268,374
NET INCREASE (DECREASE) IN NET ASSETS	805,506	133,495	2,815,077		976,485	271,803
NET ASSETS
Beginning of Year or Period	133,495	—	—		271,803	—
End of Year or Period	$939,001	$133,495	$2,815,077		$1,248,288	$271,803

	Fidelity VIP Contrafund		Fidelity VIP Contrafund		Fidelity VIP Freedom 2010
	Initial Class		Service Class 2		Portfolio Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$224	$312	$21,466	$51,764	$19,731	$18,329
Realized gain (loss) on investments	105,233	2,284	13,415,397	2,638,270	154,525	120,387
Change in net unrealized appreciation (depreciation) on investments	27,307	47,033	6,194,699	15,185,384	(71,419)	96,181
Net Increase (Decrease) in Net Assets Resulting from Operations	132,764	49,629	19,631,562	17,875,418	102,837	234,897
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	226,142	37,845	2,485,063	2,658,784	110,473	41,269
Transfers between variable and fixed accounts, net	322,942	234,111	(1,860,137)	(3,507,740)	82,064	137,172
Policy maintenance charges	(123,119)	(34,789)	(2,246,586)	(2,412,610)	(74,363)	(70,676)
Policy benefits and terminations	(7,518)	—	(1,440,094)	(1,493,566)	(39,410)	(70,342)
Policy loans and loan repayments	—	—	(385,182)	6,113	4,685	3,364
Other	645	(164)	59,557	36,884	511	800
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	419,092	237,003	(3,387,379)	(4,712,135)	83,960	41,587
NET INCREASE (DECREASE) IN NET ASSETS	551,856	286,632	16,244,183	13,163,283	186,797	276,484
NET ASSETS
Beginning of Year	293,026	6,394	75,408,138	62,244,855	1,854,381	1,577,897
End of Year	$844,882	$293,026	$91,652,321	$75,408,138	$2,041,178	$1,854,381

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Fidelity VIP Freedom 2015		Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025
	Portfolio Service Class 2		Portfolio Service Class 2		Portfolio Initial Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$24,389	$26,197	$57,896	$67,933	$54
Realized gain (loss) on investments	134,135	122,766	521,348	587,367	63
Change in net unrealized appreciation (depreciation) on investments	39,370	183,213	22,156	181,797	(54)
Net Increase (Decrease) in Net Assets Resulting from Operations	197,894	332,176	601,400	837,097	63
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	103,552	110,623	176,471	200,457	7,979
Transfers between variable and fixed accounts, net	(26,727)	211,452	1,218,530	(1,251,819)	12,848
Policy maintenance charges	(100,920)	(103,149)	(240,642)	(269,450)	(202)
Policy benefits and terminations	(3,601)	(226,403)	(1,754,645)	(493,368)	—
Policy loans and loan repayments	(300)	192	(117,085)	(35,469)	—
Other	4,273	(1,012)	(55,921)	4,063	45
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(23,723)	(8,297)	(773,292)	(1,845,586)	20,670
NET INCREASE (DECREASE) IN NET ASSETS	174,171	323,879	(171,892)	(1,008,489)	20,733
NET ASSETS
Beginning of Year or Period	2,726,252	2,402,373	7,068,269	8,076,758	—
End of Year or Period	$2,900,423	$2,726,252	$6,896,377	$7,068,269	$20,733

	Fidelity VIP Freedom 2025		Fidelity VIP Freedom 2030		Fidelity VIP Freedom 2030
	Portfolio Service Class 2		Portfolio Initial Class (2)		Portfolio Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$130,586	$128,881	$2,265	$1,160	$159,011	$131,419
Realized gain (loss) on investments	1,155,632	844,818	6,851	4,320	1,000,379	990,042
Change in net unrealized appreciation (depreciation) on investments	257,015	996,098	8,342	9,024	761,999	999,952
Net Increase (Decrease) in Net Assets Resulting from Operations	1,543,233	1,969,797	17,458	14,504	1,921,389	2,121,413
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,056,688	1,252,331	32,326	—	1,119,676	1,241,664
Transfers between variable and fixed accounts, net	453,760	(226,440)	225,774	95,247	2,011,920	(159,915)
Policy maintenance charges	(744,381)	(747,181)	(7,251)	(5,408)	(737,709)	(723,952)
Policy benefits and terminations	(683,894)	(1,100,494)	—	—	(393,110)	(565,836)
Policy loans and loan repayments	(93,268)	(129,126)	—	—	141,690	(346,109)
Other	11,449	8,774	13	557	15,859	11,716
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	354	(942,136)	250,862	90,396	2,158,326	(542,432)
NET INCREASE (DECREASE) IN NET ASSETS	1,543,587	1,027,661	268,320	104,900	4,079,715	1,578,981
NET ASSETS
Beginning of Year or Period	14,368,350	13,340,689	104,900	—	15,002,539	13,423,558
End of Year or Period	$15,911,937	$14,368,350	$373,220	$104,900	$19,082,254	$15,002,539

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Fidelity VIP Freedom 2035		Fidelity VIP Freedom 2035		Fidelity VIP Freedom 2045
	Portfolio Initial Class (1)		Portfolio Service Class 2		Portfolio Initial Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,023	$1,444	$122,320	$107,034	$7,854	$649
Realized gain (loss) on investments	23,825	1,990	1,116,349	837,373	27,964	1,737
Change in net unrealized appreciation (depreciation) on investments	24,442	19,461	908,034	1,172,575	31,690	9,321
Net Increase (Decrease) in Net Assets Resulting from Operations	55,290	22,895	2,146,703	2,116,982	67,508	11,707
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	299,187	27,617	1,516,212	1,770,519	267,006	23,251
Transfers between variable and fixed accounts, net	267,520	171,288	42,738	19,525	755,259	123,281
Policy maintenance charges	(82,437)	(25,097)	(842,805)	(789,674)	(102,715)	(17,031)
Policy benefits and terminations	—	—	(618,196)	(485,695)	—	—
Policy loans and loan repayments	—	—	(98,761)	(23,352)	—	—
Other	(89)	(91)	8,691	8,513	(1,668)	129
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	484,181	173,717	7,879	499,836	917,882	129,630
NET INCREASE (DECREASE) IN NET ASSETS	539,471	196,612	2,154,582	2,616,818	985,390	141,337
NET ASSETS
Beginning of Year or Period	196,612	—	14,136,214	11,519,396	141,337	—
End of Year or Period	$736,083	$196,612	$16,290,796	$14,136,214	$1,126,727	$141,337

	Fidelity VIP Freedom 2045		Fidelity VIP Freedom Income		Fidelity VIP Freedom Income
	Portfolio Service Class 2		Portfolio Initial Class (1)		Portfolio Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$97,941	$82,684	$1,480	$721	$20,867	$27,996
Realized gain (loss) on investments	957,871	745,294	2,964	(2)	87,905	89,622
Change in net unrealized appreciation (depreciation) on investments	1,146,400	1,229,320	(387)	2,067	(31,178)	91,047
Net Increase (Decrease) in Net Assets Resulting from Operations	2,202,212	2,057,298	4,057	2,786	77,594	208,665
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,477,679	1,575,895	52,596	26,329	96,867	70,042
Transfers between variable and fixed accounts, net	251,922	(285,272)	58,593	44,647	(119,232)	1,122,302
Policy maintenance charges	(915,213)	(894,756)	(14,287)	(8,534)	(100,564)	(90,235)
Policy benefits and terminations	(591,990)	(153,586)	—	—	(23,582)	(12,002)
Policy loans and loan repayments	(17,009)	17,058	—	—	(2,412)	(10,857)
Other	9,166	6,136	—	461	2,408	1,245
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	214,555	265,475	96,902	62,903	(146,515)	1,080,495
NET INCREASE (DECREASE) IN NET ASSETS	2,416,767	2,322,773	100,959	65,689	(68,921)	1,289,160
NET ASSETS
Beginning of Year or Period	12,533,196	10,210,423	65,689	—	2,734,872	1,445,712
End of Year or Period	$14,949,963	$12,533,196	$166,648	$65,689	$2,665,951	$2,734,872

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Fidelity VIP Government		Fidelity VIP		Fidelity VIP
	Money Market Service Class		Growth Service Class 2		International Index Investor Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$22,640	$529,594	$—	$5,392	$100,823
Realized gain (loss) on investments	—	—	7,419,920	1,809,185	(3,966)
Change in net unrealized appreciation (depreciation) on investments	—	—	(1,383,765)	4,389,392	(101,997)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,640	529,594	6,036,155	6,203,969	(5,140)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	215,075,990	64,745,443	1,041,399	766,466	617,894
Transfers between variable and fixed accounts, net	(216,439,830)	51,619,231	5,024,080	5,937,318	4,195,498
Policy maintenance charges	(17,664,436)	(17,667,960)	(626,039)	(516,649)	(304,963)
Policy benefits and terminations	(24,059,892)	(25,828,981)	(263,511)	(230,444)	—
Policy loans and loan repayments	(1,216,998)	(252,503)	(303,990)	(138,866)	(66,516)
Other	718,024	581,384	20,283	80,313	3,690
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(43,587,142)	73,196,614	4,892,222	5,898,138	4,445,603
NET INCREASE (DECREASE) IN NET ASSETS	(43,564,502)	73,726,208	10,928,377	12,102,107	4,440,463
NET ASSETS
Beginning of Year or Period	235,739,053	162,012,845	23,431,734	11,329,627	—
End of Year or Period	$192,174,551	$235,739,053	$34,360,111	$23,431,734	$4,440,463

	Fidelity VIP		Fidelity VIP		Fidelity VIP
	International Index Service Class 2		Mid Cap Initial Class (2)		Mid Cap Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$19,567	$2,306	$8,574	$1,886	$154,544	$124,243
Realized gain (loss) on investments	15,765	(923)	336,962	11,988	7,652,565	(463,636)
Change in net unrealized appreciation (depreciation) on investments	(19,796)	30,392	(157,416)	128,181	1,398,940	6,151,104
Net Increase (Decrease) in Net Assets Resulting from Operations	15,536	31,775	188,120	142,055	9,206,049	5,811,711
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	88,165	43,234	260,403	70,601	2,050,240	2,286,408
Transfers between variable and fixed accounts, net	683,756	126,770	942,219	387,694	(1,816,994)	364,235
Policy maintenance charges	(108,277)	(14,090)	(183,303)	(44,164)	(1,449,718)	(1,353,564)
Policy benefits and terminations	(2,796)	—	(894)	—	(713,165)	(843,766)
Policy loans and loan repayments	—	—	(42,057)	—	(67,959)	(122,533)
Other	(765)	1,554	499	597	34,405	49,296
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	660,083	157,468	976,867	414,728	(1,963,191)	380,076
NET INCREASE (DECREASE) IN NET ASSETS	675,619	189,243	1,164,987	556,783	7,242,858	6,191,787
NET ASSETS
Beginning of Year or Period	192,121	2,878	556,783	—	37,923,043	31,731,256
End of Year or Period	$867,740	$192,121	$1,721,770	$556,783	$45,165,901	$37,923,043

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Period Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Fidelity VIP Total Market Index		Fidelity VIP Total Market Index		Fidelity VIP Value
	Investor Class (1)		Service Class 2 (2)		Strategies Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$123,376		$17,052	$2,932	$133,422	$56,127
Realized gain (loss) on investments	202,646		52,519	26,097	1,337,550	(52,152)
Change in net unrealized appreciation (depreciation) on investments	314,074		164,220	10,674	1,062,935	583,468
Net Increase (Decrease) in Net Assets Resulting from Operations	640,096		233,791	39,703	2,533,907	587,443
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,875,785		428,375	137,190	410,314	308,162
Transfers between variable and fixed accounts, net	10,059,338		1,556,721	140,691	2,595,332	224,154
Policy maintenance charges	(1,106,363)		(267,224)	(26,461)	(278,741)	(195,242)
Policy benefits and terminations	—		—	—	(213,755)	(28,464)
Policy loans and loan repayments	(123,571)		7,261	(20,100)	35,026	(82,876)
Other	60,941		210	3,391	10,204	7,750
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	13,766,130		1,725,343	234,711	2,558,380	233,484
NET INCREASE (DECREASE) IN NET ASSETS	14,406,226		1,959,134	274,414	5,092,287	820,927
NET ASSETS
Beginning of Year or Period	—		274,414	—	6,676,066	5,855,139
End of Year or Period	$14,406,226		$2,233,548	$274,414	$11,768,353	$6,676,066

	Templeton		Templeton		Templeton
	Foreign VIP Class 1 (2)		Foreign VIP Class 2		Global Bond VIP Class 1
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,903	$2,332	$452,376	$649,579	$—	$3,528
Realized gain (loss) on investments	9,103	(1,788)	164,553	(362,844)	(5,382)	(1,516)
Change in net unrealized appreciation (depreciation) on investments	(10,551)	20,035	336,887	(268,357)	(685)	(2,988)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,455	20,579	953,816	18,378	(6,067)	(976)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	91,462	44,221	1,433,911	1,369,122	34,657	24,658
Transfers between variable and fixed accounts, net	230,364	114,166	(848,245)	1,882,807	135,590	84,671
Policy maintenance charges	(61,455)	(21,625)	(1,064,471)	(1,054,310)	(42,599)	(16,154)
Policy benefits and terminations	(417)	—	(131,423)	(148,382)	(146)	—
Policy loans and loan repayments	—	—	(2,217)	(25,533)	53	(656)
Other	(128)	403	68,326	23,600	170	(9)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	259,826	137,165	(544,119)	2,047,304	127,725	92,510
NET INCREASE (DECREASE) IN NET ASSETS	263,281	157,744	409,697	2,065,682	121,658	91,534
NET ASSETS
Beginning of Year or Period	157,744	—	22,770,787	20,705,105	94,414	2,880
End of Year or Period	$421,025	$157,744	$23,180,484	$22,770,787	$216,072	$94,414

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Templeton		Janus Henderson		Janus Henderson
	Global Bond VIP Class 2		Enterprise Institutional Shares		Enterprise Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$2,725,690	$547	$22	$93,186	$—
Realized gain (loss) on investments	(751,410)	(2,867,428)	28,962	1,824	5,642,887	4,135,352
Change in net unrealized appreciation (depreciation) on investments	(647,148)	(1,927,652)	(1,188)	12,694	213,340	1,791,615
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,398,558)	(2,069,390)	28,321	14,540	5,949,413	5,926,967
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,366,610	1,803,730	94,920	36,130	1,091,668	1,207,272
Transfers between variable and fixed accounts, net	(1,515,354)	(10,726,588)	73,391	66,125	(3,175,411)	(1,549,501)
Policy maintenance charges	(981,524)	(1,361,103)	(49,127)	(15,814)	(930,821)	(940,531)
Policy benefits and terminations	(699,458)	(729,060)	—	—	(445,770)	(983,672)
Policy loans and loan repayments	(68,773)	(25,663)	90	76	(441,402)	(726)
Other	36,526	55,870	266	287	29,132	20,330
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,861,973)	(10,982,814)	119,540	86,804	(3,872,604)	(2,246,828)
NET INCREASE (DECREASE) IN NET ASSETS	(3,260,531)	(13,052,204)	147,861	101,344	2,076,809	3,680,139
NET ASSETS
Beginning of Year	28,555,604	41,607,808	103,470	2,126	37,569,643	33,889,504
End of Year	$25,295,073	$28,555,604	$251,331	$103,470	$39,646,452	$37,569,643

	Janus Henderson		Janus Henderson		Lazard Retirement Global
	Overseas Institutional Shares (1)		Overseas Service Shares		Dynamic Multi-Asset Investor Shares (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,709	$125	$249,443	$185,305	$5,632
Realized gain (loss) on investments	7,582	160	399,522	(28,859)	605
Change in net unrealized appreciation (depreciation) on investments	(3,237)	3,280	1,957,178	2,352,505	9,130
Net Increase (Decrease) in Net Assets Resulting from Operations	8,054	3,565	2,606,143	2,508,951	15,367
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	28,528	6,775	1,077,187	872,357	17,018
Transfers between variable and fixed accounts, net	503,476	13,311	6,372,417	(525,325)	246,482
Policy maintenance charges	(31,697)	(2,118)	(524,659)	(475,249)	(23,526)
Policy benefits and terminations	—	—	(174,461)	(500,688)	—
Policy loans and loan repayments	—	—	(30,255)	(30,395)	—
Other	(676)	(4)	23,158	15,434	1
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	499,631	17,964	6,743,387	(643,866)	239,975
NET INCREASE (DECREASE) IN NET ASSETS	507,685	21,529	9,349,530	1,865,085	255,342
NET ASSETS
Beginning of Year or Period	21,529	—	18,508,941	16,643,856	—
End of Year or Period	$529,214	$21,529	$27,858,471	$18,508,941	$255,342

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Lazard Retirement Global		Lazard Retirement		ClearBridge Variable
	Dynamic Multi-Asset Service Shares		International Equity Service Shares		Aggressive Growth - Class I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$42,157	$8,268	$20,088	$28,112	$125	$245
Realized gain (loss) on investments	29,685	19,789	56,996	11,669	30,501	2,366
Change in net unrealized appreciation (depreciation) on investments	103,280	(19,879)	31,276	136,229	(26,367)	1,394
Net Increase (Decrease) in Net Assets Resulting from Operations	175,122	8,178	108,360	176,010	4,259	4,005
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	112,482	121,874	276,576	262,172	33,676	5,475
Transfers between variable and fixed accounts, net	(46,327)	(32,683)	213,173	372,785	80,511	40,364
Policy maintenance charges	(61,253)	(71,035)	(122,738)	(105,887)	(26,064)	(4,961)
Policy benefits and terminations	(4,262)	(4,650)	(76,649)	(3,569)	—	—
Policy loans and loan repayments	(2,939)	1,839	17,645	49	—	—
Other	2,603	1,647	(634)	(3,198)	(61)	809
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	304	16,992	307,373	522,352	88,062	41,687
NET INCREASE (DECREASE) IN NET ASSETS	175,426	25,170	415,733	698,362	92,321	45,692
NET ASSETS
Beginning of Year or Period	1,503,771	1,478,601	1,748,302	1,049,940	45,692	—
End of Year or Period	$1,679,197	$1,503,771	$2,164,035	$1,748,302	$138,013	$45,692

	ClearBridge Variable		ClearBridge Variable		ClearBridge Variable
	Aggressive Growth - Class II		Mid Cap - Class I (1)		Mid Cap - Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$43,226	$124,085	$48	$171	$4,525	$4,681
Realized gain (loss) on investments	7,615,706	1,344,085	89,533	3,801	2,512,916	1,316,292
Change in net unrealized appreciation (depreciation) on investments	(5,253,075)	2,006,039	(27,921)	8,763	1,450,289	979,089
Net Increase (Decrease) in Net Assets Resulting from Operations	2,405,857	3,474,209	61,660	12,735	3,967,730	2,300,062
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,955,591	2,081,171	76,713	7,452	544,539	551,570
Transfers between variable and fixed accounts, net	(643,313)	(1,680,967)	720,878	69,794	(1,237,310)	(8,230,145)
Policy maintenance charges	(1,376,520)	(1,399,027)	(60,418)	(15,254)	(401,530)	(483,410)
Policy benefits and terminations	(427,648)	(560,520)	—	—	(174,344)	(230,562)
Policy loans and loan repayments	(126,383)	24,607	—	—	(47,166)	(25,798)
Other	37,325	59,348	903	916	14,715	17,167
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(580,948)	(1,475,388)	738,076	62,908	(1,301,096)	(8,401,178)
NET INCREASE (DECREASE) IN NET ASSETS	1,824,909	1,998,821	799,736	75,643	2,666,634	(6,101,116)
NET ASSETS
Beginning of Year or Period	24,525,441	22,526,620	75,643	—	14,238,324	20,339,440
End of Year or Period	$26,350,350	$24,525,441	$875,379	$75,643	$16,904,958	$14,238,324

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	ClearBridge Variable		Western Asset Variable		Lord Abbett
	Small Cap Growth - Class I (1)		Global High Yield Bond - Class II		Bond Debenture Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—		$32,605	$23,620	$756,591	$832,349
Realized gain (loss) on investments	39,679		1,626	(8,562)	511,177	(263,321)
Change in net unrealized appreciation (depreciation) on investments	(41,301)		(29,376)	22,849	(519,869)	857,512
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,622)		4,855	37,907	747,899	1,426,540
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	21,511		41,063	34,338	1,855,222	1,890,821
Transfers between variable and fixed accounts, net	418,376		120,280	131,016	2,977,066	2,412,668
Policy maintenance charges	(19,832)		(35,450)	(31,359)	(1,194,868)	(1,150,415)
Policy benefits and terminations	—		(2,417)	—	(211,683)	(540,090)
Policy loans and loan repayments	—		(13,855)	(438)	(1,979,987)	9,469
Other	(1,402)		962	515	17,220	2,053
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	418,653		110,583	134,072	1,462,970	2,624,506
NET INCREASE (DECREASE) IN NET ASSETS	417,031		115,438	171,979	2,210,869	4,051,046
NET ASSETS
Beginning of Year or Period	—		680,779	508,800	23,007,706	18,956,660
End of Year or Period	$417,031		$796,217	$680,779	$25,218,575	$23,007,706

	Lord Abbett		Lord Abbett		Lord Abbett
	Developing Growth Class VC		Fundamental Equity Class VC		Total Return Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$56,449	$66,282	$1,350,824	$1,380,885
Realized gain (loss) on investments	16,628,113	3,579,789	361,712	(232,977)	503,816	1,107,707
Change in net unrealized appreciation (depreciation) on investments	(18,637,993)	11,025,921	1,123,682	203,470	(1,950,724)	1,462,999
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,009,880)	14,605,710	1,541,843	36,775	(96,084)	3,951,591
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	557,738	1,173,334	242,955	286,986	5,134,269	5,543,099
Transfers between variable and fixed accounts, net	(18,018,981)	6,980,675	(31,096)	(659,836)	8,787,908	(47,916)
Policy maintenance charges	(970,816)	(830,540)	(259,433)	(265,491)	(3,453,209)	(3,581,877)
Policy benefits and terminations	(775,284)	(2,240,767)	(111,826)	(54,082)	(1,204,156)	(952,031)
Policy loans and loan repayments	268,983	39,663	14,933	(17,270)	(60,129)	(47,793)
Other	7,098	52,938	6,817	5,530	72,643	44,246
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(18,931,262)	5,175,303	(137,650)	(704,163)	9,277,326	957,728
NET INCREASE (DECREASE) IN NET ASSETS	(20,941,142)	19,781,013	1,404,193	(667,388)	9,181,242	4,909,319
NET ASSETS
Beginning of Year	44,479,268	24,698,255	5,842,896	6,510,284	60,070,342	55,161,023
End of Year	$23,538,126	$44,479,268	$7,247,089	$5,842,896	$69,251,584	$60,070,342

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	M Capital Appreciation		M International Equity		M Large Cap Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$2,077,905	$1,107,387	$—	$—
Realized gain (loss) on investments	13,467,926	864,114	966,175	149,600	16,604,340	10,558,545
Change in net unrealized appreciation (depreciation) on investments	(1,187,900)	10,827,452	5,379,149	5,349,708	(1,621,274)	5,763,912
Net Increase (Decrease) in Net Assets Resulting from Operations	12,280,026	11,691,566	8,423,229	6,606,695	14,983,066	16,322,457
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,322,285	1,993,154	2,881,959	2,484,554	2,248,384	2,505,654
Transfers between variable and fixed accounts, net	(2,894,387)	(425,995)	1,892,474	3,466,658	206,685	(6,165,298)
Policy maintenance charges	(2,037,905)	(1,817,343)	(1,692,835)	(1,644,977)	(2,196,992)	(2,107,329)
Policy benefits and terminations	(1,308,102)	(1,555,184)	(1,307,672)	(1,076,935)	(1,350,575)	(1,782,241)
Policy loans and loan repayments	(68,220)	(79,732)	75,774	69,097	9,096	(12,639)
Other	61,060	78,827	102,452	60,670	64,380	21,597
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,925,269)	(1,806,273)	1,952,152	3,359,067	(1,019,022)	(7,540,256)
NET INCREASE (DECREASE) IN NET ASSETS	8,354,757	9,885,293	10,375,381	9,965,762	13,964,044	8,782,201
NET ASSETS
Beginning of Year	70,550,131	60,664,838	77,020,686	67,054,924	70,898,715	62,116,514
End of Year	$78,904,888	$70,550,131	$87,396,067	$77,020,686	$84,862,759	$70,898,715

			MFS New Discovery Series -		MFS New Discovery Series -
	M Large Cap Value		Initial Class		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$634,431	$518,536	$—	$—	$—	$—
Realized gain (loss) on investments	216,266	(413,655)	149,584	31,105	11,511,613	2,253,969
Change in net unrealized appreciation (depreciation) on investments	8,244,083	(1,031,400)	(170,729)	64,683	(12,367,996)	7,871,174
Net Increase (Decrease) in Net Assets Resulting from Operations	9,094,780	(926,519)	(21,145)	95,788	(856,383)	10,125,143
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,293,145	1,044,575	227,430	74,787	1,534,311	1,634,262
Transfers between variable and fixed accounts, net	4,390,371	1,616,961	905,175	238,107	4,736,433	(9,947,077)
Policy maintenance charges	(1,032,775)	(857,699)	(169,908)	(52,083)	(1,214,256)	(1,189,919)
Policy benefits and terminations	(846,127)	(1,005,153)	(594)	—	(516,643)	(331,233)
Policy loans and loan repayments	(264,057)	90,391	786	(4,966)	(227,686)	(81,547)
Other	37,021	8,871	(1,468)	(974)	28,645	21,615
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,577,578	897,946	961,421	254,871	4,340,804	(9,893,899)
NET INCREASE (DECREASE) IN NET ASSETS	12,672,358	(28,573)	940,276	350,659	3,484,421	231,244
NET ASSETS
Beginning of Year	28,895,941	28,924,514	355,012	4,353	29,752,274	29,521,030
End of Year	$41,568,299	$28,895,941	$1,295,288	$355,012	$33,236,695	$29,752,274

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	MFS Total Return Series -		MFS Utilities Series -		MFS Utilities Series -
	Initial Class (1)		Initial Class (1)		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,346	$3,847	$426	$292	$214,252	$278,475
Realized gain (loss) on investments	37,725	2,244	2,207	(45)	972,101	589,041
Change in net unrealized appreciation (depreciation) on investments	10,672	21,176	1,168	1,637	658,845	(437,275)
Net Increase (Decrease) in Net Assets Resulting from Operations	54,743	27,267	3,801	1,884	1,845,198	430,241
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	96,850	29,217	13,612	249	642,429	671,963
Transfers between variable and fixed accounts, net	433,724	239,647	13,196	22,108	(33,393)	(270,573)
Policy maintenance charges	(66,719)	(25,252)	(10,640)	(3,345)	(436,134)	(502,736)
Policy benefits and terminations	(1,266)	—	—	—	(152,901)	(505,477)
Policy loans and loan repayments	(4,625)	(4,956)	—	—	(16,580)	(73,361)
Other	2,754	829	20	14	15,321	26,641
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	460,718	239,485	16,188	19,026	18,742	(653,543)
NET INCREASE (DECREASE) IN NET ASSETS	515,461	266,752	19,989	20,910	1,863,940	(223,302)
NET ASSETS
Beginning of Year or Period	266,752	—	20,910	—	13,717,885	13,941,187
End of Year or Period	$782,213	$266,752	$40,899	$20,910	$15,581,825	$13,717,885

	MFS Value Series -		MFS Value Series -		MFS Government
	Initial Class		Service Class		Securities - Initial Class (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$23,980	$2,661	$365,976	$287,830	$833
Realized gain (loss) on investments	105,699	4,527	1,530,138	806,217	2
Change in net unrealized appreciation (depreciation) on investments	127,050	38,029	5,187,482	(268,681)	(687)
Net Increase (Decrease) in Net Assets Resulting from Operations	256,729	45,217	7,083,596	825,366	148
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	236,027	74,119	1,761,245	1,651,499	(684)
Transfers between variable and fixed accounts, net	1,657,374	369,656	(343,986)	3,787,356	38,635
Policy maintenance charges	(173,113)	(42,607)	(1,183,328)	(1,089,245)	(1,017)
Policy benefits and terminations	(3,469)	—	(362,646)	(814,076)	(610)
Policy loans and loan repayments	402	(20,100)	(446,943)	(22,933)	—
Other	1,696	(384)	24,868	22,592	(1)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,718,917	380,684	(550,790)	3,535,193	36,323
NET INCREASE (DECREASE) IN NET ASSETS	1,975,646	425,901	6,532,806	4,360,559	36,471
NET ASSETS
Beginning of Year or Period	430,224	4,323	27,228,478	22,867,919	—
End of Year or Period	$2,405,870	$430,224	$33,761,284	$27,228,478	$36,471

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

(2) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	Neuberger Berman		PIMCO Global Managed		PIMCO Global Managed
	Sustainable Equity Class I		Asset Allocation - Advisor Class		Asset Allocation - Institutional Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,144	$3,974	$179,747	$525,991	$1,576	$348
Realized gain (loss) on investments	303,276	27,763	956,089	173,987	4,703	(394)
Change in net unrealized appreciation (depreciation) on investments	15,399	95,937	(230,696)	403,586	1,033	1,532
Net Increase (Decrease) in Net Assets Resulting from Operations	324,819	127,674	905,140	1,103,564	7,312	1,486
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	109,042	81,324	288,415	266,305	3,376	227
Transfers between variable and fixed accounts, net	1,008,046	19,618	(444,050)	(206,082)	107,529	13,929
Policy maintenance charges	(80,559)	(49,697)	(350,178)	(370,006)	(6,730)	(446)
Policy benefits and terminations	(10,360)	(1,579)	(93,076)	(286,249)	—	—
Policy loans and loan repayments	986	(930)	(95,112)	(10,231)	—	—
Other	456	436	9,990	6,811	(3)	469
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,027,611	49,172	(684,011)	(599,452)	104,172	14,179
NET INCREASE (DECREASE) IN NET ASSETS	1,352,430	176,846	221,129	504,112	111,484	15,665
NET ASSETS
Beginning of Year or Period	768,762	591,916	7,306,765	6,802,653	15,665	—
End of Year or Period	$2,121,192	$768,762	$7,527,894	$7,306,765	$127,149	$15,665

	PIMCO Income -		Royce		State Street
	Administrative Class		Micro-Cap Service Class		Total Return V.I.S. Class 3
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$145,326	$167,985	$—	$—	$46,206	$33,706
Realized gain (loss) on investments	13,191	(25,134)	1,386,217	16,983	286,862	(43,615)
Change in net unrealized appreciation (depreciation) on investments	(60,696)	85,615	(152,786)	523,164	(37,785)	125,599
Net Increase (Decrease) in Net Assets Resulting from Operations	97,821	228,466	1,233,431	540,147	295,283	115,690
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	401,498	194,086	247,667	203,010	202,155	229,463
Transfers between variable and fixed accounts, net	1,272,770	1,122,952	2,717,710	(38,499)	21,068	(53,212)
Policy maintenance charges	(310,914)	(226,141)	(172,926)	(113,733)	(132,391)	(152,340)
Policy benefits and terminations	(22,895)	(133,614)	(78,857)	(12,851)	(12,921)	(43,216)
Policy loans and loan repayments	21,804	(350)	82,777	30,010	2,191	(1,608)
Other	3,389	1,982	4,458	3,414	1,294	1,997
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,365,652	958,915	2,800,829	71,351	81,396	(18,916)
NET INCREASE (DECREASE) IN NET ASSETS	1,463,473	1,187,381	4,034,260	611,498	376,679	96,774
NET ASSETS
Beginning of Year	4,272,481	3,085,100	2,865,750	2,254,252	2,164,302	2,067,528
End of Year	$5,735,954	$4,272,481	$6,900,010	$2,865,750	$2,540,981	$2,164,302

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020	2021	2020
	T. Rowe Price		T. Rowe Price		T. Rowe Price
	Blue Chip Growth - I		Blue Chip Growth - II		Equity Income - I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$24,083	$13,857
Realized gain (loss) on investments	795,506	97,985	36,608,966	21,536,386	182,151	(10,023)
Change in net unrealized appreciation (depreciation) on investments	(287,374)	226,157	(7,064,892)	26,412,725	78,216	129,670
Net Increase (Decrease) in Net Assets Resulting from Operations	508,132	324,142	29,544,074	47,949,111	284,450	133,504
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,078,818	321,350	7,282,353	7,982,579	280,339	149,172
Transfers between variable and fixed accounts, net	3,313,312	1,533,864	(14,915,468)	(14,645,087)	1,065,418	614,611
Policy maintenance charges	(625,058)	(170,505)	(5,761,589)	(6,048,606)	(162,539)	(74,070)
Policy benefits and terminations	(856)	(7,739)	(1,964,979)	(3,253,332)	—	—
Policy loans and loan repayments	4,973	(37,465)	(1,094,764)	(863,991)	197	(2,344)
Other	2,014	6,967	140,966	55,278	(528)	5,979
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,773,203	1,646,472	(16,313,481)	(16,773,159)	1,182,887	693,348
NET INCREASE (DECREASE) IN NET ASSETS	4,281,335	1,970,614	13,230,593	31,175,952	1,467,337	826,852
NET ASSETS
Beginning of Year	1,978,125	7,511	179,684,418	148,508,466	832,759	5,907
End of Year	$6,259,460	$1,978,125	$192,915,011	$179,684,418	$2,300,096	$832,759

	T. Rowe Price		VanEck VIP		Vanguard VIF
	Equity Income - II		Global Resources Initial Class		High Yield Bond (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,254,655	$1,545,786	$136,222	$202,736	$801
Realized gain (loss) on investments	8,310,337	2,481,927	1,139,716	(1,360,817)	1,277
Change in net unrealized appreciation (depreciation) on investments	10,748,469	(2,773,577)	3,871,188	5,738,347	18,482
Net Increase (Decrease) in Net Assets Resulting from Operations	20,313,461	1,254,136	5,147,126	4,580,266	20,560
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
Payments received from policyholders	4,139,491	4,637,107	1,254,256	1,111,045	278,999
Transfers between variable and fixed accounts, net	(6,535,011)	(3,669,796)	(50,465)	(993,150)	1,132,940
Policy maintenance charges	(3,030,025)	(2,975,326)	(928,565)	(843,347)	(120,749)
Policy benefits and terminations	(1,103,794)	(1,140,232)	(286,329)	(926,122)	—
Policy loans and loan repayments	(160,413)	29,668	(87,934)	70,535	(20,178)
Other	94,848	76,046	41,761	6,486	40
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(6,594,904)	(3,042,533)	(57,276)	(1,574,553)	1,271,052
NET INCREASE (DECREASE) IN NET ASSETS	13,718,557	(1,788,397)	5,089,850	3,005,713	1,291,612
NET ASSETS
Beginning of Year or Period	81,979,353	83,767,750	26,873,203	23,867,490	—
End of Year or Period	$95,697,910	$81,979,353	$31,963,053	$26,873,203	$1,291,612

(1) Operations commenced or resumed during 2021 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
	Vanguard VIF		Vanguard VIF
	Mid-Cap Index		Real Estate Index (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$9,080	$1,176	$6,247	$176
Realized gain (loss) on investments	209,211	(3,695)	35,345	497
Change in net unrealized appreciation (depreciation) on investments	310,536	89,239	218,249	13,619
Net Increase (Decrease) in Net Assets Resulting from Operations	528,827	86,720	259,841	14,292
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,231,934	69,332	285,237	47,145
Transfers between variable and fixed accounts, net	6,313,917	435,946	1,500,849	169,158
Policy maintenance charges	(628,368)	(54,878)	(149,484)	(15,263)
Policy benefits and terminations	(23,964)	—	—	—
Policy loans and loan repayments	(44,171)	(854)	(31,873)	—
Other	2,981	178	4,607	43
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	6,852,329	449,724	1,609,336	201,083
NET INCREASE (DECREASE) IN NET ASSETS	7,381,156	536,444	1,869,177	215,375
NET ASSETS
Beginning of Year or Period	536,700	256	215,375	—
End of Year or Period	$7,917,856	$536,700	$2,084,552	$215,375

(1) Operations commenced or resumed during 2020 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements

 PACIFIC SELECT EXEC SEPARATE ACCOUNT

 FINANCIAL HIGHLIGHTS

     A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Core Income Class I
2021	$12.75	441,405	$5,626,563	0.00%	0.00%	(0.39)%
2020	12.80	499,894	6,397,271	0.00%	0.00%	9.58%
2019	11.68	416,898	4,868,941	0.00%	0.00%	10.92%
2018	10.53	167,311	1,761,577	0.00%	0.00%	(1.94)%
2017	10.74	145,779	1,565,280	0.00%	0.00%	5.00%
Core Income Class P (4)
05/19/2021 - 12/31/2021	$10.45	1,464	$15,299	0.00%	0.00%	1.79%
Diversified Bond Class I
2021	$20.27	5,029,050	$101,920,749	0.00%	0.00%	(1.93)%
2020	20.66	4,751,437	98,187,388	0.00%	0.00%	10.35%
2019	18.73	4,750,329	88,954,434	0.00%	0.00%	13.00%
2018	16.57	4,715,224	78,141,430	0.00%	0.00%	(1.36)%
2017	16.80	4,041,066	67,890,781	0.00%	0.00%	6.88%
Diversified Bond Class P
2021	$11.04	198,091	$2,187,003	0.00%	0.00%	(1.73)%
01/23/2020 - 12/31/2020	11.23	40,143	451,002	0.00%	0.00%	9.31%
Floating Rate Income Class I
2021	$13.79	2,776,498	$38,276,449	0.00%	0.00%	4.62%
2020	13.18	2,103,143	27,712,971	0.00%	0.00%	4.71%
2019	12.58	2,626,548	33,054,004	0.00%	0.00%	8.11%
2018	11.64	887,439	10,330,388	0.00%	0.00%	(0.03)%
2017	11.64	327,340	3,811,432	0.00%	0.00%	3.76%
Floating Rate Income Class P
2021	$11.22	16,750	$187,926	0.00%	0.00%	4.83%
01/29/2020 - 12/31/2020	10.70	564	6,039	0.00%	0.00%	4.70%
High Yield Bond Class I
2021	$93.04	934,610	$86,958,544	0.00%	0.00%	5.42%
2020	88.26	880,521	77,713,482	0.00%	0.00%	5.74%
2019	83.46	924,934	77,198,296	0.00%	0.00%	13.98%
2018	73.22	897,767	65,738,787	0.00%	0.00%	(3.27)%
2017	75.70	1,170,958	88,641,781	0.00%	0.00%	7.75%
High Yield Bond Class P
2021	$11.56	31,300	$361,943	0.00%	0.00%	5.63%
2020	10.95	4,861	53,219	0.00%	0.00%	5.96%
12/20/2019 - 12/31/2019	10.33	8	85	0.00%	0.00%	0.09%
Inflation Managed Class I
2021	$76.25	1,037,110	$79,080,898	0.00%	0.00%	5.69%
2020	72.15	985,790	71,121,228	0.00%	0.00%	11.42%
2019	64.75	1,078,327	69,823,639	0.00%	0.00%	8.64%
2018	59.60	1,148,124	68,429,647	0.00%	0.00%	(2.15)%
2017	60.91	1,282,494	78,120,827	0.00%	0.00%	3.68%
Inflation Managed Class P
2021	$11.86	21,485	$254,875	0.00%	0.00%	5.90%
02/03/2020 - 12/31/2020	11.20	3,493	39,125	0.00%	0.00%	9.62%
Managed Bond Class I
2021	$80.57	3,795,129	$305,762,827	0.00%	0.00%	(1.13)%
2020	81.49	3,672,883	299,302,631	0.00%	0.00%	8.34%
2019	75.22	3,396,868	255,502,200	0.00%	0.00%	8.49%
2018	69.33	3,551,282	246,210,774	0.00%	0.00%	(0.60)%
2017	69.75	3,780,655	263,703,471	0.00%	0.00%	4.72%
Managed Bond Class P
2021	$10.73	81,611	$876,059	0.00%	0.00%	(0.93)%
2020	10.84	14,222	154,108	0.00%	0.00%	8.56%
12/20/2019 - 12/31/2019	9.98	23	234	0.00%	0.00%	0.13%
Short Duration Bond Class I
2021	$14.26	6,924,820	$98,740,450	0.00%	0.00%	(0.45)%
2020	14.32	7,577,343	108,534,436	0.00%	0.00%	3.73%
2019	13.81	6,308,357	87,104,910	0.00%	0.00%	4.22%
2018	13.25	6,044,529	80,079,874	0.00%	0.00%	1.14%
2017	13.10	5,442,202	71,288,686	0.00%	0.00%	1.26%

See Notes to Financial Statements	See explanation of references on page SA-68

 PACIFIC SELECT EXEC SEPARATE ACCOUNT

 FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Short Duration Bond Class P
2021	$10.44	99,958	$1,043,397	0.00%	0.00%	(0.25)%
01/17/2020 - 12/31/2020	10.46	26,431	276,594	0.00%	0.00%	3.73%
Emerging Markets Debt Class I
2021	$12.45	484,728	$6,035,370	0.00%	0.00%	(6.12)%
2020	13.26	444,906	5,900,885	0.00%	0.00%	1.75%
2019	13.03	820,079	10,689,519	0.00%	0.00%	9.52%
2018	11.90	790,914	9,413,392	0.00%	0.00%	(5.45)%
2017	12.59	569,579	7,170,039	0.00%	0.00%	13.09%
Emerging Markets Debt Class P
2021	$9.85	5,829	$57,418	0.00%	0.00%	(5.94)%
03/09/2020 - 12/31/2020	10.47	998	10,455	0.00%	0.00%	10.19%
Dividend Growth Class I
2021	$56.75	2,104,046	$119,406,051	0.00%	0.00%	25.80%
2020	45.11	2,130,471	96,110,636	0.00%	0.00%	13.44%
2019	39.77	2,207,768	87,800,331	0.00%	0.00%	30.64%
2018	30.44	2,294,181	69,839,212	0.00%	0.00%	(1.28)%
2017	30.84	2,445,375	75,409,686	0.00%	0.00%	19.07%
Dividend Growth Class P
2021	$15.86	47,084	$746,951	0.00%	0.00%	26.05%
01/17/2020 - 12/31/2020	12.59	15,799	198,834	0.00%	0.00%	10.47%
Equity Index Class I
2021	$236.73	4,938,614	$1,169,119,245	0.00%	0.00%	28.37%
2020	184.41	5,094,685	939,526,761	0.00%	0.00%	18.11%
2019	156.14	5,233,653	817,172,061	0.00%	0.00%	31.10%
2018	119.10	5,493,537	654,285,469	0.00%	0.00%	(4.73)%
2017	125.01	5,817,356	727,248,009	0.00%	0.00%	21.48%
Equity Index Class P
2021	$17.39	1,879,469	$32,678,816	0.00%	0.00%	28.63%
2020	13.52	207,723	2,807,925	0.00%	0.00%	18.35%
12/05/2019 - 12/31/2019	11.42	171	1,955	0.00%	0.00%	3.74%
Focused Growth Class I
2021	$76.46	686,421	$52,481,031	0.00%	0.00%	19.79%
2020	63.83	734,685	46,892,974	0.00%	0.00%	38.29%
2019	46.15	882,612	40,736,219	0.00%	0.00%	35.46%
2018	34.07	926,960	31,582,460	0.00%	0.00%	4.99%
2017	32.45	977,431	31,719,886	0.00%	0.00%	29.50%
Growth Class I
2021	$244.34	1,653,122	$403,918,474	0.00%	0.00%	23.42%
2020	197.97	1,628,439	322,375,433	0.00%	0.00%	31.56%
2019	150.48	1,916,770	288,429,171	0.00%	0.00%	38.13%
2018	108.94	2,023,457	220,426,360	0.00%	0.00%	2.40%
2017	106.38	2,154,781	229,223,019	0.00%	0.00%	31.64%
Growth Class P
2021	$18.03	125,252	$2,258,423	0.00%	0.00%	23.67%
01/15/2020 - 12/31/2020	14.58	49,360	719,664	0.00%	0.00%	27.07%
Hedged Equity Class P (4)
06/02/2021 - 12/31/2021	$10.56	38,917	$411,007	0.00%	0.00%	4.86%
Large-Cap Growth Class I
2021	$41.18	2,312,587	$95,243,846	0.00%	0.00%	20.27%
2020	34.24	2,738,015	93,758,985	0.00%	0.00%	38.35%
2019	24.75	2,812,419	69,613,091	0.00%	0.00%	32.34%
2018	18.70	2,996,469	56,042,038	0.00%	0.00%	1.89%
2017	18.36	3,136,938	57,581,160	0.00%	0.00%	33.69%
Large-Cap Value Class I
2021	$53.01	3,217,307	$170,562,720	0.00%	0.00%	26.12%
2020	42.04	3,261,543	137,101,538	0.00%	0.00%	5.87%
2019	39.70	3,301,612	131,089,688	0.00%	0.00%	28.46%
2018	30.91	3,429,714	106,003,437	0.00%	0.00%	(9.35)%
2017	34.09	3,596,260	122,613,899	0.00%	0.00%	13.95%

See Notes to Financial Statements	See explanation of references on page SA-68

 PACIFIC SELECT EXEC SEPARATE ACCOUNT

 FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Large-Cap Value Class P
2021	$15.11	129,350	$1,953,860	0.00%	0.00%	26.37%
2020	11.95	12,188	145,690	0.00%	0.00%	6.08%
12/20/2019 - 12/31/2019	11.27	25	277	0.00%	0.00%	0.33%
Main Street Core Class I
2021	$209.26	1,279,073	$267,663,874	0.00%	0.00%	27.76%
2020	163.79	1,363,467	223,326,153	0.00%	0.00%	13.94%
2019	143.76	1,519,570	218,453,104	0.00%	0.00%	32.13%
2018	108.80	1,691,823	184,071,123	0.00%	0.00%	(7.74)%
2017	117.93	1,732,345	204,297,398	0.00%	0.00%	17.08%
Main Street Core Class P
2021	$16.24	47,433	$770,118	0.00%	0.00%	28.02%
01/27/2020 - 12/31/2020	12.68	7,287	92,415	0.00%	0.00%	13.62%
Mid-Cap Equity Class I
2021	$90.91	1,818,299	$165,308,873	0.00%	0.00%	16.40%
2020	78.10	2,047,589	159,926,831	0.00%	0.00%	27.51%
2019	61.25	2,160,175	132,314,856	0.00%	0.00%	20.84%
2018	50.69	2,197,861	111,402,477	0.00%	0.00%	(9.72)%
2017	56.14	2,128,043	119,470,666	0.00%	0.00%	24.27%
Mid-Cap Growth Class I
2021	$51.15	2,602,565	$133,123,347	0.00%	0.00%	16.67%
2020	43.84	2,288,591	100,338,327	0.00%	0.00%	50.14%
2019	29.20	2,846,759	83,131,496	0.00%	0.00%	38.45%
2018	21.09	2,911,169	61,402,963	0.00%	0.00%	0.16%
2017	21.06	2,965,957	62,456,500	0.00%	0.00%	27.49%
Mid-Cap Growth Class P
2021	$19.52	29,650	$578,860	0.00%	0.00%	16.90%
01/21/2020 - 12/31/2020	16.70	7,357	122,860	0.00%	0.00%	44.86%
Mid-Cap Value Class I
2021	$53.54	378,591	$20,268,304	0.00%	0.00%	27.03%
2020	42.14	376,647	15,873,340	0.00%	0.00%	5.52%
2019	39.94	351,564	14,041,545	0.00%	0.00%	29.94%
2018	30.74	350,206	10,764,614	0.00%	0.00%	(14.79)%
2017	36.07	366,995	13,239,114	0.00%	0.00%	15.46%
Mid-Cap Value Class P
2021	$15.13	8,467	$128,117	0.00%	0.00%	27.29%
2020	11.89	3,800	45,172	0.00%	0.00%	5.73%
12/05/2019 - 12/31/2019	11.24	23	253	0.00%	0.00%	3.26%
Small-Cap Equity Class I
2021	$48.72	691,738	$33,701,180	0.00%	0.00%	26.46%
2020	38.53	711,468	27,410,364	0.00%	0.00%	5.42%
2019	36.55	691,300	25,264,681	0.00%	0.00%	23.96%
2018	29.48	686,654	20,244,694	0.00%	0.00%	(12.91)%
2017	33.85	1,060,075	35,887,262	0.00%	0.00%	8.72%
Small-Cap Equity Class P
2021	$15.71	37,212	$584,730	0.00%	0.00%	26.71%
01/29/2020 - 12/31/2020	12.40	12,845	159,298	0.00%	0.00%	8.71%
Small-Cap Growth Class I
2021	$57.87	583,726	$33,781,633	0.00%	0.00%	1.69%
2020	56.91	614,710	34,983,226	0.00%	0.00%	55.58%
2019	36.58	673,172	24,624,848	0.00%	0.00%	31.90%
2018	27.73	744,024	20,633,830	0.00%	0.00%	5.55%
2017	26.27	830,450	21,819,053	0.00%	0.00%	30.21%
Small-Cap Index Class I
2021	$62.51	4,472,064	$279,564,935	0.00%	0.00%	14.24%
2020	54.72	4,716,091	258,077,471	0.00%	0.00%	19.16%
2019	45.93	5,121,812	235,221,748	0.00%	0.00%	24.80%
2018	36.80	5,266,384	193,805,595	0.00%	0.00%	(11.55)%
2017	41.61	5,727,336	238,299,750	0.00%	0.00%	14.06%
Small-Cap Index Class P
2021	$15.69	412,353	$6,471,588	0.00%	0.00%	14.47%
2020	13.71	43,361	594,521	0.00%	0.00%	19.39%
12/05/2019 - 12/31/2019	11.48	22	254	0.00%	0.00%	3.44%

See Notes to Financial Statements	See explanation of references on page SA-68

 PACIFIC SELECT EXEC SEPARATE ACCOUNT

 FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Small-Cap Value Class I
2021	$78.21	1,214,998	$95,030,403	0.00%	0.00%	35.61%
2020	57.68	1,222,962	70,537,176	0.00%	0.00%	3.44%
2019	55.76	1,220,268	68,043,066	0.00%	0.00%	22.58%
2018	45.49	1,270,225	57,779,540	0.00%	0.00%	(16.29)%
2017	54.34	1,357,500	73,765,509	0.00%	0.00%	8.65%
Small-Cap Value Class P
2021	$16.32	23,566	$384,652	0.00%	0.00%	35.88%
2020	12.01	8,934	107,321	0.00%	0.00%	3.64%
12/31/2019 - 12/31/2019	11.59	110	1,275	0.00%	0.00%	(0.39)%
Value Class I
2021	$32.26	2,176,582	$70,208,845	0.00%	0.00%	21.64%
2020	26.52	2,224,404	58,984,616	0.00%	0.00%	(6.94)%
2019	28.49	2,220,468	63,269,136	0.00%	0.00%	24.72%
2018	22.85	2,311,206	52,802,349	0.00%	0.00%	(12.37)%
2017	26.07	2,386,466	62,218,676	0.00%	0.00%	17.76%
Value Class P
2021	$13.23	10,827	$143,239	0.00%	0.00%	21.89%
01/21/2020 - 12/31/2020	10.85	5,457	59,227	0.00%	0.00%	(6.79)%
Value Advantage Class I
2021	$24.41	582,422	$14,218,676	0.00%	0.00%	28.52%
2020	18.99	338,926	6,437,851	0.00%	0.00%	(2.78)%
2019	19.54	287,948	5,625,687	0.00%	0.00%	26.96%
2018	15.39	173,629	2,671,883	0.00%	0.00%	(9.06)%
2017	16.92	151,366	2,561,460	0.00%	0.00%	14.32%
Value Advantage Class P
2021	$14.45	27,484	$397,099	0.00%	0.00%	28.78%
01/17/2020 - 12/31/2020	11.22	17,208	193,058	0.00%	0.00%	(3.30)%
Emerging Markets Class I
2021	$60.77	2,904,791	$176,510,894	0.00%	0.00%	(8.28)%
2020	66.25	2,828,376	187,390,846	0.00%	0.00%	17.33%
2019	56.47	3,072,067	173,475,670	0.00%	0.00%	25.60%
2018	44.96	3,149,480	141,595,065	0.00%	0.00%	(11.99)%
2017	51.09	3,152,903	161,066,784	0.00%	0.00%	34.52%
Emerging Markets Class P
2021	$12.67	107,021	$1,355,891	0.00%	0.00%	(8.10)%
2020	13.79	19,963	275,214	0.00%	0.00%	17.56%
12/20/2019 - 12/31/2019	11.73	289	3,394	0.00%	0.00%	0.18%
International Large-Cap Class I
2021	$27.49	9,291,527	$255,456,240	0.00%	0.00%	14.78%
2020	23.95	9,954,397	238,444,383	0.00%	0.00%	10.74%
2019	21.63	9,991,096	216,113,684	0.00%	0.00%	28.03%
2018	16.89	10,003,272	169,005,070	0.00%	0.00%	(11.81)%
2017	19.16	9,627,555	184,441,166	0.00%	0.00%	27.51%
International Large-Cap Class P
2021	$14.42	80,570	$1,161,946	0.00%	0.00%	15.01%
2020	12.54	17,794	223,134	0.00%	0.00%	10.96%
12/20/2019 - 12/31/2019	11.30	729	8,242	0.00%	0.00%	0.54%
International Small-Cap Class I
2021	$20.10	2,111,329	$42,446,066	0.00%	0.00%	13.87%
2020	17.65	2,233,322	39,429,037	0.00%	0.00%	8.42%
2019	16.28	2,709,524	44,120,555	0.00%	0.00%	20.07%
2018	13.56	2,635,660	35,744,980	0.00%	0.00%	(22.16)%
2017	17.42	2,008,375	34,990,143	0.00%	0.00%	31.92%
International Small-Cap Class P
2021	$14.24	28,981	$412,755	0.00%	0.00%	14.10%
2020	12.48	5,893	73,560	0.00%	0.00%	8.64%
12/20/2019 - 12/31/2019	11.49	229	2,636	0.00%	0.00%	0.92%

See Notes to Financial Statements	See explanation of references on page SA-68

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
International Value Class I
2021	$35.98	4,019,454	$144,609,000	0.00%	0.00%	20.36%
2020	29.89	4,162,321	124,416,910	0.00%	0.00%	(7.17)%
2019	32.20	4,156,543	133,840,159	0.00%	0.00%	16.60%
2018	27.62	4,221,200	116,570,440	0.00%	0.00%	(14.96)%
2017	32.47	4,286,343	139,187,583	0.00%	0.00%	21.57%
Health Sciences Class I
2021	$109.26	918,119	$100,310,172	0.00%	0.00%	12.38%
2020	97.22	927,859	90,203,729	0.00%	0.00%	18.79%
2019	81.84	969,508	79,347,224	0.00%	0.00%	25.77%
2018	65.07	1,073,264	69,841,595	0.00%	0.00%	7.90%
2017	60.31	1,110,267	66,961,088	0.00%	0.00%	23.97%
Health Sciences Class P
2021	$15.43	92,055	$1,419,967	0.00%	0.00%	12.61%
03/11/2020 - 12/31/2020	13.70	35,114	480,989	0.00%	0.00%	30.88%
Real Estate Class I
2021	$114.82	1,004,376	$115,318,671	0.00%	0.00%	40.32%
2020	81.82	1,019,829	83,446,833	0.00%	0.00%	(3.28)%
2019	84.60	1,097,955	92,882,541	0.00%	0.00%	31.28%
2018	64.44	1,144,760	73,765,158	0.00%	0.00%	(7.45)%
2017	69.62	1,260,249	87,743,068	0.00%	0.00%	3.24%
Real Estate Class P
2021	$14.24	2,857	$40,698	0.00%	0.00%	40.60%
03/04/2020 - 12/31/2020	10.13	2,133	21,610	0.00%	0.00%	(4.71)%
Technology Class I
2021	$29.00	1,787,109	$51,834,613	0.00%	0.00%	13.86%
2020	25.47	2,088,789	53,209,091	0.00%	0.00%	47.24%
2019	17.30	1,784,422	30,872,221	0.00%	0.00%	36.32%
2018	12.69	1,889,298	23,978,116	0.00%	0.00%	1.79%
2017	12.47	1,831,834	22,840,201	0.00%	0.00%	38.78%
Technology Class P
2021	$18.67	64,662	$1,207,001	0.00%	0.00%	14.09%
2020	16.36	27,415	448,532	0.00%	0.00%	47.54%
12/31/2019 - 12/31/2019	11.09	230	2,551	0.00%	0.00%	1.83%
ESG Diversified Class P (4)
10/04/2021 - 12/31/2021	$10.69	608	$6,504	0.00%	0.00%	5.21%
PSF DFA Balanced Allocation Class D
2021	$16.87	687,015	$11,590,659	0.00%	0.00%	12.50%
2020	15.00	704,036	10,558,160	0.00%	0.00%	12.11%
2019	13.38	678,497	9,076,243	0.00%	0.00%	19.75%
2018	11.17	307,824	3,438,647	0.00%	0.00%	(6.19)%
2017	11.91	144,930	1,725,808	0.00%	0.00%	12.98%
PSF DFA Balanced Allocation Class P
2021	$13.13	20,533	$269,636	0.00%	0.00%	12.78%
03/09/2020 - 12/31/2020	11.64	6,281	73,136	0.00%	0.00%	23.74%
Pacific Dynamix - Conservative Growth Class I
2021	$25.23	680,836	$17,175,295	0.00%	0.00%	6.44%
2020	23.70	648,379	15,366,499	0.00%	0.00%	12.21%
2019	21.12	579,729	12,244,024	0.00%	0.00%	15.47%
2018	18.29	501,015	9,164,288	0.00%	0.00%	(3.84)%
2017	19.02	506,025	9,626,032	0.00%	0.00%	9.94%
Pacific Dynamix - Conservative Growth Class P
2021	$12.32	237,267	$2,922,672	0.00%	0.00%	6.66%
01/27/2020 - 12/31/2020	11.55	43,308	500,162	0.00%	0.00%	11.97%
Pacific Dynamix - Moderate Growth Class I
2021	$31.45	2,493,186	$78,405,962	0.00%	0.00%	10.62%
2020	28.43	2,463,729	70,042,996	0.00%	0.00%	14.58%
2019	24.81	2,619,824	65,004,271	0.00%	0.00%	18.94%
2018	20.86	2,301,791	48,018,412	0.00%	0.00%	(5.53)%
2017	22.08	1,948,157	43,018,698	0.00%	0.00%	13.79%

See Notes to Financial Statements	See explanation of references on page SA-68

 PACIFIC SELECT EXEC SEPARATE ACCOUNT

 FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Pacific Dynamix - Moderate Growth Class P
2021	$13.22	1,656,196	$21,896,050	0.00%	0.00%	10.85%
2020	11.93	88,015	1,049,750	0.00%	0.00%	14.81%
12/23/2019 - 12/31/2019	10.39	4,556	47,334	0.00%	0.00%	0.18%
Pacific Dynamix - Growth Class I
2021	$38.42	3,148,866	$120,972,311	0.00%	0.00%	14.33%
2020	33.60	3,087,728	103,751,133	0.00%	0.00%	15.79%
2019	29.02	2,924,588	84,870,166	0.00%	0.00%	22.94%
2018	23.61	2,659,611	62,780,646	0.00%	0.00%	(7.28)%
2017	25.46	2,256,763	57,454,483	0.00%	0.00%	17.52%
Pacific Dynamix - Growth Class P
2021	$13.96	1,244,853	$17,378,260	0.00%	0.00%	14.57%
01/08/2020 - 12/31/2020	12.18	245,207	2,987,787	0.00%	0.00%	15.56%
Portfolio Optimization Conservative Class I
2021	$15.85	1,003,548	$15,901,250	0.00%	0.00%	2.20%
2020	15.50	1,124,746	17,437,289	0.00%	0.00%	7.88%
2019	14.37	1,144,298	16,443,939	0.00%	0.00%	12.20%
2018	12.81	975,302	12,491,565	0.00%	0.00%	(3.38)%
2017	13.26	1,133,653	15,027,544	0.00%	0.00%	7.37%
Portfolio Optimization Conservative Class P
2021	$11.23	4,955	$55,625	0.00%	0.00%	2.41%
03/09/2020 - 12/31/2020	10.96	607	6,657	0.00%	0.00%	10.30%
Portfolio Optimization Moderate-Conservative Class I
2021	$18.33	3,016,948	$55,311,976	0.00%	0.00%	6.28%
2020	17.25	3,138,211	54,135,722	0.00%	0.00%	9.97%
2019	15.69	3,430,829	53,817,810	0.00%	0.00%	15.28%
2018	13.61	3,525,034	47,966,985	0.00%	0.00%	(4.99)%
2017	14.32	3,757,613	53,816,270	0.00%	0.00%	10.79%
Portfolio Optimization Moderate-Conservative Class P
2021	$12.03	1,531	$18,416	0.00%	0.00%	6.49%
03/09/2020 - 12/31/2020	11.29	1,426	16,100	0.00%	0.00%	16.74%
Portfolio Optimization Moderate Class I
2021	$20.63	12,905,053	$266,291,183	0.00%	0.00%	9.18%
2020	18.90	13,311,873	251,587,848	0.00%	0.00%	11.83%
2019	16.90	14,309,533	241,840,587	0.00%	0.00%	18.46%
2018	14.27	15,440,564	220,291,870	0.00%	0.00%	(6.55)%
2017	15.27	16,249,004	248,075,658	0.00%	0.00%	13.22%
Portfolio Optimization Moderate Class P
2021	$12.66	36,520	$462,303	0.00%	0.00%	9.40%
01/09/2020 - 12/31/2020	11.57	22,515	260,533	0.00%	0.00%	11.30%
Portfolio Optimization Growth Class I
2021	$23.12	18,304,643	$423,271,149	0.00%	0.00%	13.12%
2020	20.44	18,690,684	382,080,784	0.00%	0.00%	12.72%
2019	18.13	19,347,325	350,862,318	0.00%	0.00%	21.65%
2018	14.91	20,444,339	304,762,868	0.00%	0.00%	(8.19)%
2017	16.24	21,030,059	341,465,441	0.00%	0.00%	16.38%
Portfolio Optimization Growth Class P
2021	$13.35	156,026	$2,083,549	0.00%	0.00%	13.34%
01/27/2020 - 12/31/2020	11.78	83,963	989,233	0.00%	0.00%	13.10%
Portfolio Optimization Aggressive-Growth Class I
2021	$24.34	8,557,598	$208,308,101	0.00%	0.00%	15.68%
2020	21.04	8,901,060	187,292,082	0.00%	0.00%	12.46%
2019	18.71	9,136,572	170,953,835	0.00%	0.00%	23.76%
2018	15.12	9,260,158	140,002,827	0.00%	0.00%	(9.39)%
2017	16.69	9,461,777	157,880,353	0.00%	0.00%	18.60%
Portfolio Optimization Aggressive-Growth Class P
2021	$13.72	61,019	$837,098	0.00%	0.00%	15.92%
02/26/2020 - 12/31/2020	11.83	29,566	349,916	0.00%	0.00%	17.52%
Invesco V.I. Global Series I
2021	$17.08	73,692	$1,258,402	0.00%	0.00%	15.49%
01/23/2020 - 12/31/2020	14.79	16,937	250,437	1.16%	0.00%	23.57%

See Notes to Financial Statements	See explanation of references on page SA-68

 PACIFIC SELECT EXEC SEPARATE ACCOUNT

 FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Invesco V.I. Global Series II
2021	$27.72	751,836	$20,842,448	0.00%	0.00%	15.17%
2020	24.07	708,959	17,064,953	0.45%	0.00%	27.34%
2019	18.90	736,252	13,917,335	0.65%	0.00%	31.45%
2018	14.38	694,820	9,991,473	0.75%	0.00%	(13.39)%
2017	16.60	610,541	10,137,154	0.72%	0.00%	36.32%
Invesco V.I. International Growth Series I
2021	$13.47	57,770	$778,126	1.87%	0.00%	5.89%
2020	12.72	19,790	251,734	4.42%	0.00%	14.00%
12/31/2019 - 12/31/2019	11.16	190	2,126	0.00%	0.00%	0.00%
Invesco V.I. International Growth Series II
2021	$19.29	1,818,385	$35,079,645	1.05%	0.00%	5.61%
2020	18.27	1,879,345	34,331,022	2.17%	0.00%	13.74%
2019	16.06	1,978,911	31,782,959	1.29%	0.00%	28.24%
2018	12.52	2,121,954	26,575,849	1.82%	0.00%	(15.20)%
2017	14.77	2,158,059	31,874,360	1.30%	0.00%	22.73%
Invesco V.I. Main Street Small Cap Series I
2021	$16.56	362,576	$6,004,284	0.41%	0.00%	22.55%
2020	13.51	239,949	3,242,332	0.75%	0.00%	19.93%
2019	11.27	79,010	890,220	0.21%	0.00%	26.47%
05/25/2018 - 12/31/2018	8.91	52,965	471,863	0.08%	0.00%	(15.28)%
American Century VP Mid Cap Value Class I
2021	$14.36	49,027	$704,195	1.44%	0.00%	23.20%
2020	11.66	14,722	171,630	2.20%	0.00%	1.21%
12/31/2019 - 12/31/2019	11.52	148	1,700	0.00%	0.00%	0.00%
American Century VP Mid Cap Value Class II
2021	$30.16	1,379,498	$41,601,148	1.02%	0.00%	23.02%
2020	24.51	1,473,310	36,117,545	1.69%	0.00%	1.11%
2019	24.25	1,432,391	34,728,746	1.91%	0.00%	28.99%
2018	18.80	1,500,051	28,194,817	1.34%	0.00%	(12.96)%
2017	21.59	1,176,754	25,411,956	1.34%	0.00%	11.47%
American Funds IS Asset Allocation Class 2
2021	$14.12	589,241	$8,319,135	1.87%	0.00%	15.10%
2020	12.27	260,888	3,200,086	2.78%	0.00%	12.46%
12/27/2019 - 12/31/2019	10.91	1,674	18,254	0.00%	0.00%	(0.34)%
American Funds IS Asset Allocation Class 4
2021	$41.77	2,503,361	$104,569,774	1.38%	0.00%	14.84%
2020	36.37	2,408,347	87,599,605	1.50%	0.00%	12.16%
2019	32.43	2,317,682	75,162,694	1.85%	0.00%	20.93%
2018	26.82	1,927,708	51,697,865	1.50%	0.00%	(4.83)%
2017	28.18	1,797,931	50,666,058	1.42%	0.00%	15.91%
American Funds IS Growth Class 2
2021	$21.50	299,735	$6,443,696	0.28%	0.00%	21.99%
2020	17.62	81,789	1,441,354	0.32%	0.00%	52.08%
12/20/2019 - 12/31/2019	11.59	1,103	12,782	0.00%	0.00%	0.19%
American Funds IS Growth Class 4
2021	$75.77	2,259,531	$171,213,804	0.06%	0.00%	21.68%
2020	62.27	2,196,682	136,790,246	0.21%	0.00%	51.71%
2019	41.05	2,277,276	93,471,721	0.57%	0.00%	30.44%
2018	31.47	2,330,860	73,345,154	0.25%	0.00%	(0.50)%
2017	31.63	2,410,313	76,229,437	0.44%	0.00%	27.98%
American Funds IS Growth-Income Class 2
2021	$15.83	258,546	$4,092,164	1.50%	0.00%	24.10%
2020	12.75	73,571	938,359	2.26%	0.00%	13.55%
12/20/2019 - 12/31/2019	11.23	284	3,195	0.00%	0.00%	0.06%
American Funds IS Growth-Income Class 4
2021	$47.32	2,806,895	$132,823,728	0.96%	0.00%	23.80%
2020	38.22	2,870,552	109,722,745	1.18%	0.00%	13.25%
2019	33.75	3,036,847	102,500,031	1.52%	0.00%	25.85%
2018	26.82	3,035,465	81,406,628	1.24%	0.00%	(2.06)%
2017	27.38	3,106,257	85,054,785	1.31%	0.00%	22.08%

See Notes to Financial Statements	See explanation of references on page SA-68

 PACIFIC SELECT EXEC SEPARATE ACCOUNT

 FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
American Funds IS American High-Income Trust Class 2
2021	$12.08	46,952	$567,145	7.96%	0.00%	8.42%
01/29/2020 - 12/31/2020	11.14	8,461	94,272	15.95%	0.00%	7.50%
American Funds IS International Class 2
2021	$12.76	104,466	$1,332,951	4.11%	0.00%	(1.50)%
01/16/2020 - 12/31/2020	12.95	28,182	365,051	1.02%	0.00%	12.03%
American Funds IS New World Fund Class 2
2021	$14.66	87,538	$1,283,493	1.22%	0.00%	4.92%
01/09/2020 - 12/31/2020	13.97	18,681	261,060	0.06%	0.00%	22.15%
BlackRock 60/40 Target Allocation ETF V.I. Class I
2021	$16.86	998,968	$16,839,818	2.37%	0.00%	11.99%
2020	15.05	667,393	10,045,689	2.47%	0.00%	14.67%
2019	13.13	250,553	3,288,960	3.81%	0.00%	21.41%
2018	10.81	79,395	858,434	1.10%	0.00%	(4.94)%
2017	11.37	61,462	699,104	2.33%	0.00%	15.11%
BlackRock Basic Value V.I. Class III
2021	$33.20	762,559	$25,319,078	1.12%	0.00%	21.34%
2020	27.36	780,279	21,351,585	2.08%	0.00%	3.13%
2019	26.53	778,206	20,648,537	2.19%	0.00%	23.53%
2018	21.48	812,181	17,445,030	1.53%	0.00%	(8.11)%
2017	23.38	885,032	20,688,609	0.97%	0.00%	8.01%
BlackRock Global Allocation V.I. Class I
2021	$13.99	117,014	$1,637,201	1.26%	0.00%	6.67%
01/15/2020 - 12/31/2020	13.12	36,869	483,578	2.96%	0.00%	19.54%
BlackRock Global Allocation V.I. Class III
2021	$31.96	2,478,104	$79,209,321	0.83%	0.00%	6.42%
2020	30.04	2,468,204	74,136,590	1.32%	0.00%	20.71%
2019	24.88	2,562,814	63,772,435	1.27%	0.00%	17.75%
2018	21.13	2,756,653	58,253,061	0.87%	0.00%	(7.58)%
2017	22.86	2,704,263	61,831,771	1.27%	0.00%	13.71%
BNY Mellon VIF Appreciation Service Shares
2021	$31.28	108,442	$3,392,171	0.17%	0.00%	26.77%
2020	24.68	70,603	1,742,139	0.55%	0.00%	23.38%
2019	20.00	58,055	1,161,046	0.89%	0.00%	35.78%
2018	14.73	38,044	560,348	1.04%	0.00%	(7.10)%
2017	15.86	29,840	473,114	0.99%	0.00%	27.01%
DFA VA International Small (4)
01/29/2021 - 12/31/2021	$14.98	97,424	$1,458,929	7.79%	0.00%	15.35%
DFA VA International Value
2021	$13.43	46,329	$622,237	9.18%	0.00%	18.11%
2020	11.37	7,478	85,032	5.67%	0.00%	(1.76)%
12/20/2019 - 12/31/2019	11.58	11	128	0.00%	0.00%	0.33%
DFA VA Short-Term Fixed (4)
01/29/2021 - 12/31/2021	$9.98	93,975	$938,063	0.01%	0.00%	(0.19)%
DFA VA U.S. Large Value
2021	$14.68	94,470	$1,386,553	3.49%	0.00%	27.04%
01/29/2020 - 12/31/2020	11.55	21,979	253,935	5.63%	0.00%	1.40%
DFA VA U.S. Targeted Value
2021	$17.27	54,375	$939,001	3.19%	0.00%	39.68%
03/30/2020 - 12/31/2020	12.36	10,798	133,495	5.08%	0.00%	72.00%
Fidelity VIP Bond Index Investor Class (4)
01/29/2021 - 12/31/2021	$9.90	284,249	$2,815,077	2.23%	0.00%	(1.17)%
Fidelity VIP Bond Index Service Class 2
2021	$10.44	119,613	$1,248,288	1.32%	0.00%	(2.24)%
01/09/2020 - 12/31/2020	10.68	25,461	271,803	2.35%	0.00%	6.96%
Fidelity VIP Contrafund Initial Class
2021	$18.61	45,407	$844,882	0.04%	0.00%	27.83%
2020	14.56	20,132	293,026	0.23%	0.00%	30.57%
12/20/2019 - 12/31/2019	11.15	574	6,394	0.00%	0.00%	0.19%

See Notes to Financial Statements	See explanation of references on page SA-68

 PACIFIC SELECT EXEC SEPARATE ACCOUNT

 FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Fidelity VIP Contrafund Service Class 2
2021	$60.27	1,520,612	$91,652,321	0.03%	0.00%	27.51%
2020	47.27	1,595,287	75,408,138	0.08%	0.00%	30.23%
2019	36.30	1,714,933	62,244,855	0.22%	0.00%	31.27%
2018	27.65	1,883,320	52,071,479	0.44%	0.00%	(6.64)%
2017	29.62	1,995,114	59,085,350	0.77%	0.00%	21.59%
Fidelity VIP Freedom 2010 Portfolio Service Class 2
2021	$21.02	97,086	$2,041,178	0.97%	0.00%	5.60%
2020	19.91	93,137	1,854,381	1.03%	0.00%	12.24%
2019	17.74	88,951	1,577,897	1.91%	0.00%	15.75%
2018	15.33	85,992	1,317,857	1.44%	0.00%	(4.26)%
2017	16.01	90,352	1,446,306	1.36%	0.00%	12.80%
Fidelity VIP Freedom 2015 Portfolio Service Class 2
2021	$22.08	131,337	$2,900,423	0.87%	0.00%	7.39%
2020	20.56	132,576	2,726,252	1.07%	0.00%	13.56%
2019	18.11	132,674	2,402,373	1.88%	0.00%	17.97%
2018	15.35	136,873	2,100,830	1.22%	0.00%	(5.28)%
2017	16.20	211,178	3,422,055	1.22%	0.00%	14.80%
Fidelity VIP Freedom 2020 Portfolio Service Class 2
2021	$22.65	304,488	$6,896,377	0.84%	0.00%	9.26%
2020	20.73	340,986	7,068,269	0.96%	0.00%	14.72%
2019	18.07	446,994	8,076,758	1.76%	0.00%	19.88%
2018	15.07	458,084	6,904,613	1.20%	0.00%	(6.08)%
2017	16.05	514,191	8,251,807	1.23%	0.00%	16.26%
Fidelity VIP Freedom 2025 Portfolio Initial Class (4)
11/03/2021 - 12/31/2021	$13.05	1,589	$20,733	6.30%	0.00%	0.01%
Fidelity VIP Freedom 2025 Portfolio Service Class 2
2021	$24.39	652,495	$15,911,937	0.84%	0.00%	10.55%
2020	22.06	651,352	14,368,350	0.99%	0.00%	15.68%
2019	19.07	699,574	13,340,689	1.98%	0.00%	21.51%
2018	15.69	575,427	9,030,556	1.27%	0.00%	(6.78)%
2017	16.83	595,571	10,026,036	1.16%	0.00%	17.57%
Fidelity VIP Freedom 2030 Portfolio Initial Class
2021	$14.40	25,911	$373,220	1.34%	0.00%	12.37%
01/28/2020 - 12/31/2020	12.82	8,184	104,900	1.35%	0.00%	16.05%
Fidelity VIP Freedom 2030 Portfolio Service Class 2
2021	$24.87	767,355	$19,082,254	0.92%	0.00%	12.07%
2020	22.19	676,116	15,002,539	0.99%	0.00%	16.64%
2019	19.02	705,639	13,423,558	1.88%	0.00%	24.11%
2018	15.33	633,972	9,717,247	1.06%	0.00%	(8.05)%
2017	16.67	688,721	11,481,094	1.13%	0.00%	20.69%
Fidelity VIP Freedom 2035 Portfolio Initial Class
2021	$15.26	48,239	$736,083	1.57%	0.00%	15.46%
02/10/2020 - 12/31/2020	13.22	14,876	196,612	2.74%	0.00%	16.38%
Fidelity VIP Freedom 2035 Portfolio Service Class 2
2021	$27.70	588,023	$16,290,796	0.80%	0.00%	15.18%
2020	24.05	587,688	14,136,214	0.91%	0.00%	17.96%
2019	20.39	564,887	11,519,396	1.74%	0.00%	27.13%
2018	16.04	465,513	7,467,048	1.02%	0.00%	(9.50)%
2017	17.72	409,702	7,261,287	1.22%	0.00%	23.07%
Fidelity VIP Freedom 2045 Portfolio Initial Class
2021	$15.84	71,119	$1,126,727	1.56%	0.00%	17.83%
01/21/2020 - 12/31/2020	13.45	10,512	141,337	2.46%	0.00%	16.84%
Fidelity VIP Freedom 2045 Portfolio Service Class 2
2021	$28.93	516,728	$14,949,963	0.70%	0.00%	17.53%
2020	24.62	509,138	12,533,196	0.79%	0.00%	18.97%
2019	20.69	493,443	10,210,423	1.70%	0.00%	28.25%
2018	16.13	411,180	6,634,010	1.00%	0.00%	(10.13)%
2017	17.95	354,672	6,367,437	1.30%	0.00%	23.30%
Fidelity VIP Freedom Income Portfolio Initial Class
2021	$11.74	14,195	$166,648	1.27%	0.00%	3.35%
01/15/2020 - 12/31/2020	11.36	5,783	65,689	2.24%	0.00%	9.55%

See Notes to Financial Statements	See explanation of references on page SA-68

 PACIFIC SELECT EXEC SEPARATE ACCOUNT

 FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Fidelity VIP Freedom Income Portfolio Service Class 2
2021	$17.97	148,323	$2,665,951	0.82%	0.00%	3.03%
2020	17.45	156,764	2,734,872	1.20%	0.00%	10.29%
2019	15.82	91,392	1,445,712	1.85%	0.00%	11.63%
2018	14.17	96,545	1,368,061	1.48%	0.00%	(2.27)%
2017	14.50	97,677	1,416,308	1.26%	0.00%	8.36%
Fidelity VIP Government Money Market Service Class
2021	$10.45	18,385,177	$192,174,551	0.01%	0.00%	0.01%
2020	10.45	22,555,301	235,739,053	0.23%	0.00%	0.28%
2019	10.42	15,544,800	162,012,845	1.89%	0.00%	1.92%
2018	10.23	18,262,361	186,755,419	1.55%	0.00%	1.55%
2017	10.07	14,255,248	143,551,113	0.57%	0.00%	0.57%
Fidelity VIP Growth Service Class 2
2021	$70.74	485,699	$34,360,111	0.00%	0.00%	22.90%
2020	57.56	407,079	23,431,734	0.03%	0.00%	43.55%
2019	40.10	282,546	11,329,627	0.05%	0.00%	33.98%
2018	29.93	312,428	9,350,793	0.04%	0.00%	(0.43)%
2017	30.06	382,067	11,484,643	0.07%	0.00%	34.81%
Fidelity VIP International Index Investor Class (4)
01/08/2021 - 12/31/2021	$13.43	330,515	$4,440,463	7.07%	0.00%	3.92%
Fidelity VIP International Index Service Class 2
2021	$13.51	64,244	$867,740	4.17%	0.00%	7.48%
2020	12.57	15,287	192,121	2.38%	0.00%	10.34%
12/13/2019 - 12/31/2019	11.39	253	2,878	0.00%	0.00%	1.52%
Fidelity VIP Mid Cap Initial Class
2021	$16.79	102,531	$1,721,770	0.94%	0.00%	25.60%
01/09/2020 - 12/31/2020	13.37	41,645	556,783	0.81%	0.00%	18.23%
Fidelity VIP Mid Cap Service Class 2
2021	$49.40	914,255	$45,165,901	0.37%	0.00%	25.31%
2020	39.42	961,905	37,923,043	0.40%	0.00%	17.87%
2019	33.45	948,657	31,731,256	0.68%	0.00%	23.17%
2018	27.16	997,903	27,099,060	0.40%	0.00%	(14.77)%
2017	31.86	1,260,670	40,168,338	0.49%	0.00%	20.54%
Fidelity VIP Total Market Index Investor Class (4)
01/08/2021 - 12/31/2021	$16.19	889,753	$14,406,226	3.73%	0.00%	22.81%
Fidelity VIP Total Market Index Service Class 2
2021	$17.13	130,356	$2,233,548	1.50%	0.00%	25.38%
01/07/2020 - 12/31/2020	13.67	20,080	274,414	3.14%	0.00%	19.77%
Fidelity VIP Value Strategies Service Class 2
2021	$40.12	293,299	$11,768,353	1.33%	0.00%	33.34%
2020	30.09	221,860	6,676,066	1.08%	0.00%	8.02%
2019	27.86	210,186	5,855,139	1.48%	0.00%	34.10%
2018	20.77	201,665	4,189,319	0.72%	0.00%	(17.50)%
2017	25.18	268,653	6,764,522	1.26%	0.00%	19.08%
Templeton Foreign VIP Class 1
2021	$11.84	35,569	$421,025	1.77%	0.00%	4.44%
01/27/2020 - 12/31/2020	11.33	13,918	157,744	3.16%	0.00%	1.95%
Templeton Foreign VIP Class 2
2021	$13.74	1,686,933	$23,180,484	1.88%	0.00%	4.16%
2020	13.19	1,726,026	22,770,787	3.38%	0.00%	(1.16)%
2019	13.35	1,551,281	20,705,105	1.73%	0.00%	12.53%
2018	11.86	1,657,982	19,665,437	2.68%	0.00%	(15.44)%
2017	14.03	1,843,186	25,854,408	2.62%	0.00%	16.69%
Templeton Global Bond VIP Class 1
2021	$9.18	23,537	$216,072	0.00%	0.00%	(4.62)%
2020	9.63	9,809	94,414	7.63%	0.00%	(5.07)%
12/13/2019 - 12/31/2019	10.14	284	2,880	0.00%	0.00%	1.58%
Templeton Global Bond VIP Class 2
2021	$11.65	2,172,036	$25,295,073	0.00%	0.00%	(4.99)%
2020	12.26	2,329,588	28,555,604	8.34%	0.00%	(5.28)%
2019	12.94	3,215,145	41,607,808	7.09%	0.00%	2.01%
2018	12.69	3,267,408	41,449,773	0.00%	0.00%	1.94%
2017	12.44	2,603,285	32,396,884	0.00%	0.00%	1.93%

See Notes to Financial Statements	See explanation of references on page SA-68

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Janus Henderson Enterprise Institutional Shares
2021	$15.22	16,513	$251,331	0.28%	0.00%	16.83%
2020	13.03	7,943	103,470	0.06%	0.00%	19.47%
12/31/2019 - 12/31/2019	10.90	195	2,126	0.00%	0.00%	0.95%
Janus Henderson Enterprise Service Shares
2021	$53.00	748,043	$39,646,452	0.24%	0.00%	16.54%
2020	45.48	826,116	37,569,643	0.00%	0.00%	19.18%
2019	38.16	888,143	33,889,504	0.05%	0.00%	35.16%
2018	28.23	808,957	22,838,668	0.11%	0.00%	(0.66)%
2017	28.42	659,947	18,756,505	0.15%	0.00%	27.09%
Janus Henderson Overseas Institutional Shares
2021	$15.80	33,503	$529,214	2.46%	0.00%	13.58%
02/28/2020 - 12/31/2020	13.91	1,548	21,529	2.22%	0.00%	29.70%
Janus Henderson Overseas Service Shares
2021	$15.49	1,798,949	$27,858,471	1.10%	0.00%	13.29%
2020	13.67	1,354,016	18,508,941	1.22%	0.00%	16.02%
2019	11.78	1,412,667	16,643,856	1.84%	0.00%	26.71%
2018	9.30	1,477,959	13,742,893	1.39%	0.00%	(15.14)%
2017	10.96	2,699,606	29,579,536	1.55%	0.00%	30.80%
Lazard Retirement Global Dynamic Multi-Asset Investor Shares (4)
03/16/2021 - 12/31/2021	$12.21	20,914	$255,342	4.24%	0.00%	11.09%
Lazard Retirement Global Dynamic Multi-Asset Service Shares
2021	$15.67	107,169	$1,679,197	2.75%	0.00%	11.94%
2020	14.00	107,429	1,503,771	0.61%	0.00%	0.81%
2019	13.89	106,485	1,478,601	0.05%	0.00%	17.79%
2018	11.79	123,198	1,452,341	1.41%	0.00%	(6.57)%
2017	12.62	108,305	1,366,503	0.00%	0.00%	20.53%
Lazard Retirement International Equity Service Shares
2021	$12.02	180,005	$2,164,035	0.99%	0.00%	5.83%
2020	11.36	153,907	1,748,302	2.40%	0.00%	8.24%
2019	10.49	100,044	1,049,940	0.40%	0.00%	21.00%
06/06/2018 - 12/31/2018	8.67	38,623	334,977	5.98%	0.00%	(13.91)%
ClearBridge Variable Aggressive Growth - Class I
2021	$14.84	9,297	$138,013	0.16%	0.00%	10.30%
01/21/2020 - 12/31/2020	13.46	3,395	45,692	2.65%	0.00%	14.99%
ClearBridge Variable Aggressive Growth - Class II
2021	$35.10	750,617	$26,350,350	0.17%	0.00%	10.04%
2020	31.90	768,784	24,525,441	0.59%	0.00%	17.73%
2019	27.10	831,329	22,526,620	0.78%	0.00%	24.75%
2018	21.72	819,363	17,798,047	0.36%	0.00%	(8.57)%
2017	23.76	967,177	22,977,075	0.27%	0.00%	15.99%
ClearBridge Variable Mid-Cap - Class I
2021	$16.62	52,664	$875,379	0.02%	0.00%	28.71%
01/07/2020 - 12/31/2020	12.91	5,857	75,643	0.59%	0.00%	15.05%
ClearBridge Variable Mid Cap - Class II
2021	$37.32	452,923	$16,904,958	0.03%	0.00%	28.39%
2020	29.07	489,764	14,238,324	0.03%	0.00%	15.10%
2019	25.26	805,291	20,339,440	0.36%	0.00%	32.65%
2018	19.04	475,548	9,054,596	0.17%	0.00%	(12.80)%
2017	21.83	636,772	13,903,781	0.19%	0.00%	12.55%
ClearBridge Variable Small Cap Growth - Class I (4)
05/20/2021 - 12/31/2021	$18.89	22,077	$417,031	0.00%	0.00%	6.78%
Western Asset Variable Global High Yield Bond - Class II
2021	$13.45	59,194	$796,217	4.69%	0.00%	1.04%
2020	13.31	51,140	680,779	4.58%	0.00%	7.12%
2019	12.43	40,942	508,800	5.07%	0.00%	14.01%
2018	10.90	38,884	423,830	4.58%	0.00%	(4.16)%
2017	11.37	75,413	857,701	5.78%	0.00%	8.43%

See Notes to Financial Statements	See explanation of references on page SA-68

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Lord Abbett Bond Debenture Class VC
2021	$14.71	1,714,906	$25,218,575	3.18%	0.00%	3.28%
2020	14.24	1,615,840	23,007,706	4.09%	0.00%	7.30%
2019	13.27	1,428,573	18,956,660	4.33%	0.00%	13.35%
2018	11.71	1,138,822	13,331,485	5.68%	0.00%	(4.02)%
2017	12.20	847,582	10,337,577	4.93%	0.00%	9.21%
Lord Abbett Developing Growth Class VC
2021	$43.51	541,014	$23,538,126	0.00%	0.00%	(2.75)%
2020	44.74	994,259	44,479,268	0.00%	0.00%	72.60%
2019	25.92	952,892	24,698,255	0.00%	0.00%	31.77%
2018	19.67	885,228	17,413,049	0.00%	0.00%	4.88%
2017	18.75	675,697	12,672,569	0.00%	0.00%	29.92%
Lord Abbett Fundamental Equity Class VC
2021	$29.80	243,177	$7,247,089	0.87%	0.00%	27.31%
2020	23.41	249,608	5,842,896	1.27%	0.00%	1.77%
2019	23.00	283,051	6,510,284	1.27%	0.00%	21.51%
2018	18.93	291,903	5,525,168	1.50%	0.00%	(8.16)%
2017	20.61	307,699	6,341,334	1.05%	0.00%	12.57%
Lord Abbett Total Return Class VC
2021	$12.76	5,425,740	$69,251,584	2.08%	0.00%	(0.24)%
2020	12.79	4,694,892	60,070,342	2.44%	0.00%	7.43%
2019	11.91	4,631,369	55,161,023	2.83%	0.00%	8.41%
2018	10.99	4,155,870	45,658,033	3.07%	0.00%	(1.03)%
2017	11.10	4,107,392	45,593,441	2.50%	0.00%	3.86%
M Capital Appreciation
2021	$146.69	537,901	$78,904,888	0.00%	0.00%	17.74%
2020	124.59	566,253	70,550,131	0.00%	0.00%	17.73%
2019	105.83	573,228	60,664,838	0.33%	0.00%	28.85%
2018	82.13	613,966	50,426,895	0.28%	0.00%	(14.15)%
2017	95.67	674,210	64,501,201	0.00%	0.00%	19.02%
M International Equity
2021	$46.14	1,894,291	$87,396,067	2.48%	0.00%	11.05%
2020	41.55	1,853,817	77,020,686	1.81%	0.00%	8.90%
2019	38.15	1,757,542	67,054,924	2.95%	0.00%	20.32%
2018	31.71	1,609,349	51,029,338	1.33%	0.00%	(20.57)%
2017	39.92	1,905,029	76,045,912	1.66%	0.00%	24.05%
M Large Cap Growth
2021	$126.23	672,284	$84,862,759	0.00%	0.00%	21.49%
2020	103.90	682,386	70,898,715	0.00%	0.00%	28.89%
2019	80.61	770,602	62,116,514	0.00%	0.00%	36.09%
2018	59.23	795,354	47,108,763	0.00%	0.00%	(4.95)%
2017	62.32	805,188	50,175,826	0.00%	0.00%	38.97%
M Large Cap Value
2021	$42.16	986,020	$41,568,299	1.70%	0.00%	30.01%
2020	32.43	891,099	28,895,941	2.08%	0.00%	(3.16)%
2019	33.49	863,778	28,924,514	1.73%	0.00%	21.52%
2018	27.56	924,495	25,476,059	1.42%	0.00%	(12.07)%
2017	31.34	969,099	30,370,493	1.50%	0.00%	14.99%
MFS New Discovery Series - Initial Class
2021	$16.78	77,203	$1,295,288	0.00%	0.00%	1.80%
2020	16.48	21,541	355,012	0.00%	0.00%	45.89%
12/13/2019 - 12/31/2019	11.30	385	4,353	0.00%	0.00%	2.37%
MFS New Discovery Series - Service Class
2021	$49.82	667,183	$33,236,695	0.00%	0.00%	1.57%
2020	49.05	606,632	29,752,274	0.00%	0.00%	45.58%
2019	33.69	876,290	29,521,030	0.00%	0.00%	41.27%
2018	23.85	580,128	13,833,900	0.00%	0.00%	(1.72)%
2017	24.26	1,094,536	26,556,475	0.00%	0.00%	26.33%
MFS Total Return Series - Initial Class
2021	$13.55	57,707	$782,213	1.50%	0.00%	14.12%
01/08/2020 - 12/31/2020	11.88	22,457	266,752	3.11%	0.00%	9.59%

See Notes to Financial Statements	See explanation of references on page SA-68

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
MFS Utilities Series - Initial Class
2021	$12.97	3,153	$40,899	1.66%	0.00%	14.09%
02/24/2020 - 12/31/2020	11.37	1,839	20,910	3.15%	0.00%	0.39%
MFS Utilities Series - Service Class
2021	$27.96	557,262	$15,581,825	1.53%	0.00%	13.82%
2020	24.57	558,416	13,717,885	2.18%	0.00%	5.62%
2019	23.26	599,411	13,941,187	3.80%	0.00%	24.80%
2018	18.64	600,878	11,198,065	0.85%	0.00%	0.81%
2017	18.49	630,731	11,659,870	4.18%	0.00%	14.49%
MFS Value Series - Initial Class
2021	$14.61	164,655	$2,405,870	1.84%	0.00%	25.45%
2020	11.65	36,938	430,224	1.74%	0.00%	3.48%
12/13/2019 - 12/31/2019	11.26	384	4,323	0.00%	0.00%	1.65%
MFS Value Series - Service Class
2021	$19.47	1,734,171	$33,761,284	1.14%	0.00%	25.16%
2020	15.56	1,750,462	27,228,478	1.31%	0.00%	3.22%
2019	15.07	1,517,487	22,867,919	2.00%	0.00%	29.51%
2018	11.64	1,340,620	15,599,821	1.27%	0.00%	(10.36)%
2017	12.98	1,338,421	17,373,432	1.77%	0.00%	17.35%
MFS Government Securities - Initial Class (4)
05/19/2021 - 12/31/2021	$9.88	3,691	$36,471	3.60%	0.00%	0.38%
Neuberger Berman Sustainable Equity Class I
2021	$30.24	70,149	$2,121,192	0.39%	0.00%	23.48%
2020	24.49	31,392	768,762	0.65%	0.00%	19.56%
2019	20.48	28,899	591,916	0.39%	0.00%	25.88%
2018	16.27	36,387	592,049	0.50%	0.00%	(5.73)%
2017	17.26	26,217	452,469	0.53%	0.00%	18.43%
PIMCO Global Managed Asset Allocation - Advisor Class
2021	$16.43	458,217	$7,527,894	2.34%	0.00%	12.60%
2020	14.59	500,806	7,306,765	7.86%	0.00%	16.71%
2019	12.50	544,179	6,802,653	2.08%	0.00%	16.96%
2018	10.69	557,552	5,959,129	1.59%	0.00%	(5.61)%
2017	11.32	612,282	6,933,088	2.18%	0.00%	13.99%
PIMCO Global Managed Asset Allocation - Institutional Class
2021	$14.20	8,956	$127,149	2.17%	0.00%	12.77%
03/31/2020 - 12/31/2020	12.59	1,244	15,665	5.99%	0.00%	35.99%
PIMCO Income - Administrative Class
2021	$11.92	481,383	$5,735,954	2.90%	0.00%	2.00%
2020	11.68	365,721	4,272,481	4.62%	0.00%	6.52%
2019	10.97	281,310	3,085,100	3.52%	0.00%	8.58%
06/05/2018 - 12/31/2018	10.10	29,702	299,995	3.49%	0.00%	0.92%
Royce Micro-Cap Service Class
2021	$24.03	287,104	$6,900,010	0.00%	0.00%	29.52%
2020	18.56	154,444	2,865,750	0.00%	0.00%	23.55%
2019	15.02	150,104	2,254,252	0.00%	0.00%	19.24%
2018	12.60	165,710	2,087,141	0.00%	0.00%	(9.29)%
2017	13.88	149,935	2,081,751	0.56%	0.00%	5.02%
State Street Total Return V.I.S. Class 3
2021	$21.71	117,021	$2,540,981	1.89%	0.00%	13.20%
2020	19.18	112,832	2,164,302	1.73%	0.00%	6.14%
2019	18.07	114,403	2,067,528	3.28%	0.00%	15.57%
2018	15.64	69,217	1,082,397	1.65%	0.00%	(6.61)%
2017	16.74	96,389	1,613,967	1.88%	0.00%	15.26%
T. Rowe Price Blue Chip Growth - I
2021	$17.47	358,337	$6,259,460	0.00%	0.00%	17.62%
2020	14.85	133,197	1,978,125	0.00%	0.00%	34.28%
12/05/2019 - 12/31/2019	11.06	679	7,511	0.00%	0.00%	3.72%
T. Rowe Price Blue Chip Growth - II
2021	$71.41	2,701,478	$192,915,011	0.00%	0.00%	17.33%
2020	60.86	2,952,258	179,684,418	0.00%	0.00%	33.92%
2019	45.45	3,267,610	148,508,466	0.00%	0.00%	29.58%
2018	35.07	3,211,817	112,652,770	0.00%	0.00%	1.65%
2017	34.51	3,038,914	104,857,855	0.00%	0.00%	35.82%

See Notes to Financial Statements	See explanation of references on page SA-68

 PACIFIC SELECT EXEC SEPARATE ACCOUNT

 FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
T. Rowe Price Equity Income - I
2021	$14.47	158,982	$2,300,096	1.73%	0.00%	25.55%
2020	11.52	72,266	832,759	2.91%	0.00%	1.18%
12/05/2019 - 12/31/2019	11.39	519	5,907	13.99%	0.00%	3.75%
T. Rowe Price Equity Income - II
2021	$34.07	2,808,577	$95,697,910	1.38%	0.00%	25.22%
2020	27.21	3,012,637	81,979,353	2.10%	0.00%	0.96%
2019	26.95	3,107,815	83,767,750	2.11%	0.00%	26.04%
2018	21.38	2,901,473	62,046,998	1.79%	0.00%	(9.69)%
2017	23.68	2,895,397	68,562,373	1.53%	0.00%	15.73%
VanEck VIP Global Resources Initial Class
2021	$23.50	1,360,277	$31,963,053	0.43%	0.00%	18.92%
2020	19.76	1,360,028	26,873,203	0.95%	0.00%	19.11%
2019	16.59	1,438,768	23,867,490	0.00%	0.00%	11.87%
2018	14.83	1,419,346	21,047,322	0.00%	0.00%	(28.28)%
2017	20.68	1,613,669	33,362,689	0.00%	0.00%	(1.70)%
Vanguard VIF High Yield Bond (4)
01/13/2021 - 12/31/2021	$11.29	114,453	$1,291,612	0.14%	0.00%	3.81%
Vanguard VIF Mid-Cap Index
2021	$15.52	510,086	$7,917,856	0.31%	0.00%	24.36%
2020	12.48	42,997	536,700	0.59%	0.00%	18.07%
12/20/2019 - 12/31/2019	10.57	24	256	0.00%	0.00%	0.29%
Vanguard VIF Real Estate Index
2021	$13.28	156,943	$2,084,552	0.80%	0.00%	40.21%
02/03/2020 - 12/31/2020	9.47	22,735	215,375	0.29%	0.00%	(6.22)%

(1)

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(2)

There are no policy fees and expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 4 in Notes to Financial Statements).

(3)

Total returns reflect changes in unit values of the underlying portfolios and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges, or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(4)	Operations commenced or resumed during 2021 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Exec Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2021, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., BNY Mellon Variable Investment Fund, DFA Investment Dimensions Group Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Lord Abbett Series Fund, Inc., M Fund, Inc., MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Neuberger Berman Advisers Management Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, State Street Variable Insurance Series Funds, Inc., T. Rowe Price Equity Series, Inc., VanEck VIP Trust, and Vanguard Variable Insurance Fund. The Variable Accounts which have not commenced operations as of December 31, 2021 are not presented in this annual report.

Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The following Variable Accounts changed names during 2021:

Current Variable Account Names	Former Variable Account Names
American Funds IS American High-Income Trust Class 2	American Funds IS High-Income Bond Class 2
Invesco V.I. Global Series I	Invesco Oppenheimer V.I. Global Series I
Invesco V.I. Global Series II	Invesco Oppenheimer V.I. Global Series II
Invesco V.I. Main Street Small Cap Series I	Invesco Oppenheimer V.I. Main Street Small Cap Series I
VanEck VIP Global Resources Initial Class	VanEck VIP Global Hard Assets Initial Class

The following Variable Accounts commenced or resumed operations during 2021:

	Commenced	Commenced
	or Resumed	or Resumed
Variable Accounts	Operations on	Variable Accounts	Operations on
Core Income Class P	May 19, 2021	Fidelity VIP International Index Investor Class	January 08, 2021
Hedged Equity Class P	June 02, 2021	Fidelity VIP Total Market Index Investor Class	January 08, 2021
ESG Diversified Class P	October 04, 2021	Lazard Retirement Global Dynamic Multi-Asset Investor Shares	March 16, 2021
DFA VA International Small	January 29, 2021	ClearBridge Variable Small Cap Growth - Class I	May 20, 2021
DFA VA Short-Term Fixed	January 29, 2021	MFS Government Securities - Initial Class	May 19, 2021
Fidelity VIP Bond Index Investor Class	January 29, 2021	Vanguard VIF High Yield Bond	January 13, 2021
Fidelity VIP Freedom 2025 Portfolio Initial Class	November 03, 2021

On April 30, 2020, the Inflation Strategy Class I and Currency Strategies Class I Variable Accounts were liquidated. Any units that remained in each of these two Variable Accounts after the close of business on the liquidation dates were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Portfolios as of the close of the business of the liquidation dates. Because these two Variable Accounts were liquidated prior to December 31, 2020, no other information for these Variable Accounts are included in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance policies, are obligations of Pacific Life.

The Separate Account funds individual modified single premium, flexible premium, and last survivor flexible premium variable life insurance policies issued by Pacific Life. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year or period ended December 31, 2021.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks (“M&E”) and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by Pacific Life is the risk that those insured may die sooner than anticipated, resulting in Pacific Life paying an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by Pacific Life which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations; and charges for M&E, administrative expenses, cost of insurance, and optional benefits provided by rider are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, and any other taxes that might be imposed, and to compensate Pacific Life for certain costs or loss of investment opportunities resulting from amortization and delayed recognition of certain policy expenses for federal income tax purposes. These deductions are not reflected in the accompanying financial statements.

The assets of certain Variable Accounts invest in Class D, Class I, or Class P shares of the corresponding Portfolios of the Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for Class I shares and a class-specific 12b-1 distribution and service fee for Class D shares to Pacific Select Distributors, LLC (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF. For the year ended December 31, 2021, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels:

Level 1 —	Quoted prices (unadjusted) in active markets for identical holdings

Level 2 —	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 —	Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2021, the Variable Accounts’ holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2021 and 2020 were as follows:

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income Class I	156,493	(214,982)	(58,489)	405,651	(322,655)	82,996
Core Income Class P	1,612	(148)	1,464
Diversified Bond Class I	1,452,409	(1,174,796)	277,613	1,380,776	(1,379,668)	1,108
Diversified Bond Class P	177,395	(19,447)	157,948	46,221	(6,078)	40,143
Floating Rate Income Class I	1,016,146	(342,791)	673,355	431,898	(955,303)	(523,405)
Floating Rate Income Class P	18,921	(2,735)	16,186	631	(67)	564
High Yield Bond Class I	392,604	(338,515)	54,089	464,736	(509,149)	(44,413)
High Yield Bond Class P	29,876	(3,437)	26,439	9,004	(4,151)	4,853
Inflation Managed Class I	186,605	(135,285)	51,320	153,443	(245,980)	(92,537)
Inflation Managed Class P	23,229	(5,237)	17,992	3,657	(164)	3,493
Managed Bond Class I	811,517	(689,271)	122,246	874,771	(598,756)	276,015
Managed Bond Class P	83,398	(16,009)	67,389	16,469	(2,270)	14,199
Short Duration Bond Class I	1,933,949	(2,586,472)	(652,523)	2,973,307	(1,704,321)	1,268,986
Short Duration Bond Class P	85,274	(11,747)	73,527	30,483	(4,052)	26,431
Emerging Markets Debt Class I	89,174	(49,352)	39,822	90,601	(465,774)	(375,173)
Emerging Markets Debt Class P	5,457	(626)	4,831	1,091	(93)	998
Dividend Growth Class I	220,936	(247,361)	(26,425)	291,645	(368,942)	(77,297)
Dividend Growth Class P	36,512	(5,227)	31,285	19,153	(3,354)	15,799
Equity Index Class I	624,670	(780,741)	(156,071)	803,358	(942,326)	(138,968)
Equity Index Class P	2,069,518	(397,772)	1,671,746	249,332	(41,780)	207,552
Focused Growth Class I	98,147	(146,411)	(48,264)	79,724	(227,651)	(147,927)
Growth Class I	222,701	(198,018)	24,683	215,867	(504,198)	(288,331)
Growth Class P	94,431	(18,539)	75,892	57,522	(8,162)	49,360
Hedged Equity Class P	40,807	(1,890)	38,917
Large-Cap Growth Class I	885,029	(1,310,457)	(425,428)	651,600	(726,004)	(74,404)
Large-Cap Value Class I	465,229	(509,465)	(44,236)	480,625	(520,694)	(40,069)
Large-Cap Value Class P	127,910	(10,748)	117,162	14,283	(2,120)	12,163
Main Street Core Class I	54,141	(138,535)	(84,394)	65,657	(221,760)	(156,103)
Main Street Core Class P	44,926	(4,780)	40,146	7,926	(639)	7,287
Mid-Cap Equity Class I	253,526	(482,816)	(229,290)	294,284	(406,870)	(112,586)
Mid-Cap Growth Class I	1,031,492	(717,518)	313,974	1,144,453	(1,702,621)	(558,168)
Mid-Cap Growth Class P	32,430	(10,137)	22,293	8,520	(1,163)	7,357
Mid-Cap Value Class I	88,619	(86,675)	1,944	115,486	(90,403)	25,083
Mid-Cap Value Class P	7,765	(3,098)	4,667	4,175	(398)	3,777
Small-Cap Equity Class I	228,549	(248,279)	(19,730)	200,101	(179,933)	20,168
Small-Cap Equity Class P	28,009	(3,642)	24,367	14,154	(1,309)	12,845
Small-Cap Growth Class I	3	(30,987)	(30,984)	—	(58,462)	(58,462)
Small-Cap Index Class I	922,432	(1,166,459)	(244,027)	482,132	(887,853)	(405,721)

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Small-Cap Index Class P	418,211	(49,219)	368,992	50,564	(7,225)	43,339
Small-Cap Value Class I	264,957	(272,921)	(7,964)	309,852	(307,158)	2,694
Small-Cap Value Class P	20,656	(6,024)	14,632	10,730	(1,906)	8,824
Value Class I	237,159	(284,981)	(47,822)	358,251	(354,315)	3,936
Value Class P	8,853	(3,483)	5,370	6,192	(735)	5,457
Value Advantage Class I	363,173	(119,677)	243,496	161,493	(110,515)	50,978
Value Advantage Class P	15,204	(4,928)	10,276	19,216	(2,008)	17,208
Emerging Markets Class I	490,182	(413,767)	76,415	360,434	(604,125)	(243,691)
Emerging Markets Class P	98,806	(11,748)	87,058	21,812	(2,138)	19,674
International Large-Cap Class I	1,493,261	(2,156,131)	(662,870)	1,344,004	(1,380,703)	(36,699)
International Large-Cap Class P	74,070	(11,294)	62,776	19,204	(2,139)	17,065
International Small-Cap Class I	273,544	(395,537)	(121,993)	475,649	(951,851)	(476,202)
International Small-Cap Class P	27,684	(4,596)	23,088	6,874	(1,210)	5,664
International Value Class I	394,033	(536,900)	(142,867)	798,719	(792,941)	5,778
Health Sciences Class I	132,228	(141,968)	(9,740)	156,600	(198,249)	(41,649)
Health Sciences Class P	70,501	(13,560)	56,941	37,150	(2,036)	35,114
Real Estate Class I	142,256	(157,709)	(15,453)	218,460	(296,586)	(78,126)
Real Estate Class P	1,381	(657)	724	2,797	(664)	2,133
Technology Class I	386,613	(688,293)	(301,680)	982,651	(678,284)	304,367
Technology Class P	50,634	(13,387)	37,247	31,018	(3,833)	27,185
ESG Diversified Class P	661	(53)	608
PSF DFA Balanced Allocation Class D	152,262	(169,283)	(17,021)	207,958	(182,419)	25,539
PSF DFA Balanced Allocation Class P	18,310	(4,058)	14,252	11,566	(5,285)	6,281
Pacific Dynamix - Conservative Growth Class I	102,348	(69,891)	32,457	133,287	(64,637)	68,650
Pacific Dynamix - Conservative Growth Class P	221,196	(27,237)	193,959	49,792	(6,484)	43,308
Pacific Dynamix - Moderate Growth Class I	253,813	(224,356)	29,457	384,843	(540,938)	(156,095)
Pacific Dynamix - Moderate Growth Class P	1,883,733	(315,552)	1,568,181	94,050	(10,591)	83,459
Pacific Dynamix - Growth Class I	427,926	(366,788)	61,138	615,989	(452,849)	163,140
Pacific Dynamix - Growth Class P	1,131,747	(132,101)	999,646	300,526	(55,319)	245,207
Portfolio Optimization Conservative Class I	106,870	(228,068)	(121,198)	221,262	(240,814)	(19,552)
Portfolio Optimization Conservative Class P	4,681	(333)	4,348	675	(68)	607
Portfolio Optimization Moderate-Conservative Class I	182,825	(304,088)	(121,263)	193,968	(486,586)	(292,618)
Portfolio Optimization Moderate-Conservative Class P	827	(722)	105	1,619	(193)	1,426
Portfolio Optimization Moderate Class I	793,887	(1,200,707)	(406,820)	951,804	(1,949,464)	(997,660)
Portfolio Optimization Moderate Class P	20,150	(6,145)	14,005	23,378	(863)	22,515
Portfolio Optimization Growth Class I	1,191,439	(1,577,480)	(386,041)	1,430,342	(2,086,983)	(656,641)
Portfolio Optimization Growth Class P	99,100	(27,037)	72,063	88,061	(4,098)	83,963
Portfolio Optimization Aggressive-Growth Class I	418,401	(761,863)	(343,462)	660,056	(895,568)	(235,512)
Portfolio Optimization Aggressive-Growth Class P	40,520	(9,067)	31,453	34,272	(4,706)	29,566
Invesco V.I. Global Series I	65,578	(8,823)	56,755	19,632	(2,695)	16,937
Invesco V.I. Global Series II	192,070	(149,193)	42,877	196,308	(223,601)	(27,293)
Invesco V.I. International Growth Series I	46,979	(8,999)	37,980	21,907	(2,307)	19,600
Invesco V.I. International Growth Series II	319,246	(380,206)	(60,960)	342,095	(441,661)	(99,566)
Invesco V.I. Main Street Small Cap Series I	159,115	(36,488)	122,627	199,610	(38,671)	160,939
American Century VP Mid Cap Value Class I	46,410	(12,105)	34,305	17,999	(3,425)	14,574
American Century VP Mid Cap Value Class II	311,276	(405,088)	(93,812)	384,087	(343,168)	40,919
American Funds IS Asset Allocation Class 2	416,433	(88,080)	328,353	295,673	(36,459)	259,214
American Funds IS Asset Allocation Class 4	410,141	(315,127)	95,014	477,954	(387,289)	90,665
American Funds IS Growth Class 2	304,958	(87,012)	217,946	91,201	(10,515)	80,686
American Funds IS Growth Class 4	371,292	(308,443)	62,849	287,751	(368,345)	(80,594)
American Funds IS Growth-Income Class 2	218,298	(33,323)	184,975	83,053	(9,766)	73,287
American Funds IS Growth-Income Class 4	210,895	(274,552)	(63,657)	274,010	(440,305)	(166,295)
American Funds IS American High-Income Trust Class 2	44,706	(6,215)	38,491	10,009	(1,548)	8,461
American Funds IS International Class 2	89,406	(13,122)	76,284	32,658	(4,476)	28,182
American Funds IS New World Fund Class 2	80,619	(11,762)	68,857	23,337	(4,656)	18,681
BlackRock 60/40 Target Allocation ETF V.I. Class I	494,922	(163,347)	331,575	502,538	(85,698)	416,840
BlackRock Basic Value V.I. Class III	79,545	(97,265)	(17,720)	84,915	(82,842)	2,073

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
BlackRock Global Allocation V.I. Class I	94,165	(14,020)	80,145	40,069	(3,200)	36,869
BlackRock Global Allocation V.I. Class III	238,531	(228,631)	9,900	304,950	(399,560)	(94,610)
BNY Mellon VIF Appreciation Service Shares	53,713	(15,874)	37,839	44,234	(31,686)	12,548
DFA VA International Small	103,382	(5,958)	97,424
DFA VA International Value	42,983	(4,132)	38,851	8,470	(1,003)	7,467
DFA VA Short-Term Fixed	111,825	(17,850)	93,975
DFA VA U.S. Large Value	80,471	(7,980)	72,491	23,535	(1,556)	21,979
DFA VA U.S. Targeted Value	50,069	(6,492)	43,577	11,538	(740)	10,798
Fidelity VIP Bond Index Investor Class	307,535	(23,286)	284,249
Fidelity VIP Bond Index Service Class 2	107,676	(13,524)	94,152	27,771	(2,310)	25,461
Fidelity VIP Contrafund Initial Class	36,473	(11,198)	25,275	22,416	(2,858)	19,558
Fidelity VIP Contrafund Service Class 2	167,849	(242,524)	(74,675)	173,683	(293,329)	(119,646)
Fidelity VIP Freedom 2010 Portfolio Service Class 2	45,015	(41,066)	3,949	45,006	(40,820)	4,186
Fidelity VIP Freedom 2015 Portfolio Service Class 2	8,927	(10,166)	(1,239)	18,355	(18,453)	(98)
Fidelity VIP Freedom 2020 Portfolio Service Class 2	90,287	(126,785)	(36,498)	50,128	(156,136)	(106,008)
Fidelity VIP Freedom 2025 Portfolio Initial Class	1,605	(16)	1,589
Fidelity VIP Freedom 2025 Portfolio Service Class 2	122,628	(121,485)	1,143	111,963	(160,185)	(48,222)
Fidelity VIP Freedom 2030 Portfolio Initial Class	18,251	(524)	17,727	8,674	(490)	8,184
Fidelity VIP Freedom 2030 Portfolio Service Class 2	244,292	(153,053)	91,239	102,244	(131,767)	(29,523)
Fidelity VIP Freedom 2035 Portfolio Initial Class	39,257	(5,894)	33,363	17,187	(2,311)	14,876
Fidelity VIP Freedom 2035 Portfolio Service Class 2	92,431	(92,096)	335	147,454	(124,653)	22,801
Fidelity VIP Freedom 2045 Portfolio Initial Class	67,390	(6,783)	60,607	11,997	(1,485)	10,512
Fidelity VIP Freedom 2045 Portfolio Service Class 2	92,761	(85,171)	7,590	123,605	(107,910)	15,695
Fidelity VIP Freedom Income Portfolio Initial Class	9,795	(1,383)	8,412	6,583	(800)	5,783
Fidelity VIP Freedom Income Portfolio Service Class 2	29,867	(38,308)	(8,441)	153,767	(88,395)	65,372
Fidelity VIP Government Money Market Service Class	46,068,407	(50,238,531)	(4,170,124)	36,035,541	(29,025,040)	7,010,501
Fidelity VIP Growth Service Class 2	228,641	(150,021)	78,620	225,909	(101,376)	124,533
Fidelity VIP International Index Investor Class	359,132	(28,617)	330,515
Fidelity VIP International Index Service Class 2	57,335	(8,378)	48,957	16,792	(1,758)	15,034
Fidelity VIP Mid Cap Initial Class	79,845	(18,959)	60,886	47,360	(5,715)	41,645
Fidelity VIP Mid Cap Service Class 2	101,104	(148,754)	(47,650)	180,011	(166,763)	13,248
Fidelity VIP Total Market Index Investor Class	971,050	(81,297)	889,753
Fidelity VIP Total Market Index Service Class 2	130,161	(19,885)	110,276	38,814	(18,734)	20,080
Fidelity VIP Value Strategies Service Class 2	185,961	(114,522)	71,439	67,620	(55,946)	11,674
Templeton Foreign VIP Class 1	26,992	(5,341)	21,651	16,152	(2,234)	13,918
Templeton Foreign VIP Class 2	335,949	(375,042)	(39,093)	379,871	(205,126)	174,745
Templeton Global Bond VIP Class 1	21,253	(7,525)	13,728	11,276	(1,751)	9,525
Templeton Global Bond VIP Class 2	347,666	(505,218)	(157,552)	381,833	(1,267,390)	(885,557)
Janus Henderson Enterprise Institutional Shares	16,025	(7,455)	8,570	9,390	(1,642)	7,748
Janus Henderson Enterprise Service Shares	178,853	(256,926)	(78,073)	239,119	(301,146)	(62,027)
Janus Henderson Overseas Institutional Shares	35,121	(3,166)	31,955	1,728	(180)	1,548
Janus Henderson Overseas Service Shares	621,769	(176,836)	444,933	184,601	(243,252)	(58,651)
Lazard Retirement Global Dynamic Multi-Asset Investor Shares	22,917	(2,003)	20,914
Lazard Retirement Global Dynamic Multi-Asset Service Shares	14,802	(15,062)	(260)	13,374	(12,430)	944
Lazard Retirement International Equity Service Shares	47,697	(21,599)	26,098	85,123	(31,260)	53,863
ClearBridge Variable Aggressive Growth - Class I	7,921	(2,019)	5,902	3,830	(435)	3,395
ClearBridge Variable Aggressive Growth - Class II	101,635	(119,802)	(18,167)	133,620	(196,165)	(62,545)
ClearBridge Variable Mid Cap - Class I	50,780	(3,973)	46,807	7,314	(1,457)	5,857
ClearBridge Variable Mid Cap - Class II	60,300	(97,141)	(36,841)	390,475	(706,002)	(315,527)
ClearBridge Variable Small Cap Growth - Class I	23,139	(1,062)	22,077
Western Asset Variable Global High Yield Bond - Class II	17,652	(9,598)	8,054	24,391	(14,193)	10,198
Lord Abbett Bond Debenture Class VC	410,776	(311,710)	99,066	667,719	(480,452)	187,267
Lord Abbett Developing Growth Class VC	294,412	(747,657)	(453,245)	682,280	(640,913)	41,367
Lord Abbett Fundamental Equity Class VC	22,123	(28,554)	(6,431)	25,694	(59,137)	(33,443)
Lord Abbett Total Return Class VC	1,305,319	(574,471)	730,848	1,128,564	(1,065,041)	63,523
M Capital Appreciation	71,278	(99,630)	(28,352)	128,078	(135,053)	(6,975)
M International Equity	457,436	(416,962)	40,474	448,641	(352,366)	96,275

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2021			2020
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
M Large Cap Growth	121,895	(131,997)	(10,102)	216,983	(305,199)	(88,216)
M Large Cap Value	386,196	(291,275)	94,921	287,020	(259,699)	27,321
MFS New Discovery Series - Initial Class	67,272	(11,610)	55,662	26,007	(4,851)	21,156
MFS New Discovery Series - Service Class	508,489	(447,938)	60,551	342,581	(612,239)	(269,658)
MFS Total Return Series - Initial Class	40,928	(5,678)	35,250	25,480	(3,023)	22,457
MFS Utilities Series - Initial Class	2,205	(891)	1,314	2,154	(315)	1,839
MFS Utilities Series - Service Class	119,006	(120,160)	(1,154)	123,104	(164,099)	(40,995)
MFS Value Series - Initial Class	144,189	(16,472)	127,717	42,976	(6,422)	36,554
MFS Value Series - Service Class	392,917	(409,208)	(16,291)	592,869	(359,894)	232,975
MFS Government Securities - Initial Class	3,924	(233)	3,691
Neuberger Berman Sustainable Equity Class I	79,979	(41,222)	38,757	7,495	(5,002)	2,493
PIMCO Global Managed Asset Allocation - Advisor Class	65,914	(108,503)	(42,589)	90,047	(133,420)	(43,373)
PIMCO Global Managed Asset Allocation - Institutional Class	11,100	(3,388)	7,712	1,283	(39)	1,244
PIMCO Income - Administrative Class	199,231	(83,569)	115,662	175,570	(91,159)	84,411
Royce Micro-Cap Service Class	362,422	(229,762)	132,660	40,561	(36,221)	4,340
State Street Total Return V.I.S. Class 3	32,767	(28,578)	4,189	15,924	(17,495)	(1,571)
T. Rowe Price Blue Chip Growth - I	266,370	(41,230)	225,140	152,116	(19,598)	132,518
T. Rowe Price Blue Chip Growth - II	346,861	(597,641)	(250,780)	490,814	(806,166)	(315,352)
T. Rowe Price Equity Income - I	101,023	(14,307)	86,716	81,311	(9,564)	71,747
T. Rowe Price Equity Income - II	268,448	(472,508)	(204,060)	409,165	(504,343)	(95,178)
VanEck VIP Global Resources Initial Class	371,269	(371,020)	249	490,490	(569,230)	(78,740)
Vanguard VIF High Yield Bond	127,556	(13,103)	114,453
Vanguard VIF Mid-Cap Index	516,340	(49,251)	467,089	48,570	(5,597)	42,973
Vanguard VIF Real Estate Index	153,085	(18,877)	134,208	24,488	(1,753)	22,735

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Pacific Select Exec Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2021, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2021, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 24, 2022

We have served as the auditor of Pacific Select Exec Separate Account of Pacific Life Insurance Company since 1988.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Core Income Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Core Income Class P	For the period May 19, 2021 (commencement of operations) through December 31, 2021
Diversified Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Diversified Bond Class P	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from January 23, 2020 (commencement of operations) through December 31, 2020
Floating Rate Income Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Floating Rate Income Class P	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from January 29, 2020 (commencement of operations) through December 31, 2020
High Yield Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
High Yield Bond Class P	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
Inflation Managed Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Inflation Managed Class P	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from February 3, 2020 (commencement of operations) through December 31, 2020
Managed Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Managed Bond Class P	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
Short Duration Bond Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Short Duration Bond Class P	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from January 17, 2020 (commencement of operations) through December 31, 2020
Emerging Markets Debt Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Emerging Markets Debt Class P	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from March 9, 2020 (commencement of operations) through December 31, 2020
Dividend Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Dividend Growth Class P	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from January 17, 2020 (commencement of operations) through December 31, 2020
Equity Index Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Equity Index Class P	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 5, 2019 (commencement of operations) through December 31, 2019
Focused Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Growth Class P	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from January 15, 2020 (commencement of operations) through December 31, 2020
Hedged Equity Class P	For the period June 2, 2021 (commencement of operations) through December 31, 2021
Large-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Large-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Large-Cap Value Class P	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
Main Street® Core Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Main Street® Core Class P	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from January 27, 2020 (commencement of operations) through December 31, 2020
Mid-Cap Equity Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Mid-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Mid-Cap Growth Class P	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from January 21, 2020 (commencement of operations) through December 31, 2020
Mid-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Mid-Cap Value Class P	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31,2021, 2020 and the period from December 5, 2019 (commencement of operations) through December 31, 2019
Small-Cap Equity Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small-Cap Equity Class P	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from January 29, 2020 (commencement of operations) through December 31, 2020
Small-Cap Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small-Cap Index Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small-Cap Index Class P	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 5, 2019 (commencement of operations) through December 31, 2019
Small-Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small-Cap Value Class P	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 31, 2019 (commencement of operations) through December 31, 2019
Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Value Class P	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 21, 2020 (commencement of operations) through December 31, 2020
Value Advantage Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Value Advantage Class P	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 17, 2020 (commencement of operations) through December 31, 2020
Emerging Markets Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Emerging Markets Class P	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
International Large-Cap Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
International Large-Cap Class P	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
International Small-Cap Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
International Small-Cap Class P	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
International Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Health Sciences Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Health Sciences Class P	For the year ended December 31, 2021	For the years ended December 31, 2021, and the period from March 11, 2020 (commencement of operations) through December 31, 2020
Real Estate Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Real Estate Class P	For the year ended December 31, 2021	For the years ended December 31, 2021, and the period from March 4, 2020 (commencement of operations) through December 31, 2020
Technology Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Technology Class P	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 31, 2019 (commencement of operations) through December 31, 2019
ESG Diversified Class P	For the period October 4, 2021 (commencement of operations) through December 31, 2021
PSF DFA Balanced Allocation Class D	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
PSF DFA Balanced Allocation Class P	For the year ended December 31, 2021	For the years ended December 31, 2021, and the period from March 9, 2020 (commencement of operations) through December 31, 2020
Pacific Dynamix - Conservative Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Pacific Dynamix - Conservative Growth Class P	For the year ended December 31, 2021	For the years ended December 31, 2021, and the period from January 27, 2020 (commencement of operations) through December 31, 2020
Pacific Dynamix - Moderate Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Pacific Dynamix - Moderate Growth Class P	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 23, 2019 (commencement of operations) through December 31, 2019
Pacific Dynamix - Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Pacific Dynamix - Growth Class P	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 8, 2020 (commencement of operations) through December 31, 2020
Portfolio Optimization Conservative Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Conservative Class P	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from March 9, 2020 (commencement of operations) through December 31, 2020
Portfolio Optimization Moderate-Conservative Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Moderate-Conservative Class P	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from March 9, 2020 (commencement of operations) through December 31, 2020
Portfolio Optimization Moderate Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Moderate Class P	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 9, 2020 (commencement of operations) through December 31, 2020
Portfolio Optimization Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Growth Class P	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 27, 2020 (commencement of operations) through December 31, 2020
Portfolio Optimization Aggressive-Growth Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Portfolio Optimization Aggressive-Growth Class P	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from February 26, 2020 (commencement of operations) through December 31, 2020
Invesco® V.I. Global Series I (formerly Invesco Oppenheimer V.I. Global Series I)	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 23, 2020 (commencement of operations) through December 31, 2020
Invesco® V.I. Global Series II (formerly Invesco Oppenheimer V.I. Global Series II)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Invesco® V.I. International Growth Series I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 31, 2019 (commencement of operations) through December 31, 2019
Invesco® V.I. International Growth Series II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Invesco® V.I. Main Street Small Cap Series I (formerly Invesco Oppenheimer V.I. Main Street Small Cap Series I)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020, 2019 and the period from May 25, 2018 (commencement of operations) through December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
American Century VP Mid Cap Value Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 31, 2019 (commencement of operations) through December 31, 2019
American Century VP Mid Cap Value Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Asset Allocation Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 27, 2019 (commencement of operations) through December 31, 2019
American Funds IS Asset Allocation Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Growth Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
American Funds IS Growth Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS Growth-Income Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
American Funds IS Growth-Income Class 4	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
American Funds IS American High-Income Trust Class 2 (formerly American Funds IS High-Income Bond Class 2)	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 29, 2020 (commencement of operations) through December 31, 2020
American Funds IS International Class 2	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 16, 2020 (commencement of operations) through December 31, 2020
American Funds IS New World Fund® Class 2	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 9, 2020 (commencement of operations) through December 31, 2020
BlackRock® 60/40 Target Allocation ETF V.I. Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
BlackRock® Basic Value V.I. Class III	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
BlackRock® Global Allocation V.I. Class I	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 15, 2020 (commencement of operations) through December 31, 2020
BlackRock® Global Allocation V.I. Class III	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
BNY Mellon VIF Appreciation Service Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
DFA VA International Small	For the period January 29, 2021 (commencement of operations) through December 31, 2021
DFA VA International Value	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
DFA VA Short-Term Fixed	For the period January 29, 2021 (commencement of operations) through December 31, 2021
DFA VA US Large Value	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 29, 2020 (commencement of operations) through December 31, 2020
DFA VA US Targeted Value	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from March 30, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Bond Index Investor Class	For the period January 29, 2021 (commencement of operations) through December 31, 2021
Fidelity® VIP Bond Index Service Class 2	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 9, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Contrafund® Initial Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
Fidelity® VIP Contrafund® Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Freedom 2010 PortfolioSM Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Freedom 2025 PortfolioSM Initial Class	For the period November 3, 2021 (commencement of operations) through December 31, 2021
Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Freedom 2030 PortfolioSM Initial Class	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 28, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Freedom 2035 PortfolioSM Initial Class	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from February 10, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Freedom 2045 PortfolioSM Initial Class	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 21, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Freedom Income PortfolioSM Initial Class	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 15, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Freedom Income PortfolioSM Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Growth Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP International Index Investor Class	For the period January 8, 2021 (commencement of operations) through December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Fidelity® VIP International Index Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 13, 2019 (commencement of operations) through December 31, 2019
Fidelity® VIP Mid Cap Initial Class	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 9, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Mid Cap Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Fidelity® VIP Total Market Index Investor Class	For the period January 8, 2021 (commencement of operations) through December 31, 2021
Fidelity® VIP Total Market Index Service Class 2	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 7, 2020 (commencement of operations) through December 31, 2020
Fidelity® VIP Value Strategies Service Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Templeton Foreign VIP Class 1	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 27, 2020 (commencement of operations) through December 31, 2020
Templeton Foreign VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Templeton Global Bond VIP Class 1	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 13, 2019 (commencement of operations) through December 31, 2019
Templeton Global Bond VIP Class 2	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Janus Henderson Enterprise Institutional Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 31, 2019 (commencement of operations) through December 31, 2019
Janus Henderson Enterprise Service Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Janus Henderson Overseas Institutional Shares	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from February 28, 2020 (commencement of operations) through December 31, 2020
Janus Henderson Overseas Service Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Lazard Retirement Global Dynamic Multi-Asset Investor Shares	For the period March 16, 2021 (commencement of operations) through December 31, 2021
Lazard Retirement Global Dynamic Multi-Asset Service Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Lazard Retirement International Equity Service Shares	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020, 2019 and the period from June 6, 2018 (commencement of operations) through December 31, 2018
ClearBridge Variable Aggressive Growth - Class I	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 21, 2020 (commencement of operations) through December 31, 2020
ClearBridge Variable Aggressive Growth - Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
ClearBridge Variable Mid Cap - Class I	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 7, 2020 (commencement of operations) through December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
ClearBridge Variable Mid Cap - Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
ClearBridge Variable Small Cap Growth - Class I	For the period May 20, 2021 (commencement of operations) through December 31, 2021
Western Asset Variable Global High Yield Bond - Class II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Lord Abbett Bond Debenture Class VC	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Lord Abbett Developing Growth Class VC	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Lord Abbett Fundamental Equity Class VC	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Lord Abbett Total Return Class VC	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
M Capital Appreciation	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
M International Equity	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
M Large Cap Growth	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
M Large Cap Value	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
MFS® New Discovery Series - Initial Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 13, 2019 (commencement of operations) through December 31, 2019
MFS® New Discovery Series - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
MFS® Total Return Series - Initial Class	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from January 8, 2020 (commencement of operations) through December 31, 2020
MFS® Utilities Series - Initial Class	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from February 24, 2020 (commencement of operations) through December 31, 2020
MFS® Utilities Series - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
MFS® Value Series - Initial Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 13, 2019 (commencement of operations) through December 31, 2019
MFS® Value Series - Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
MFS® Government Securities - Initial Class	For the period May 19, 2021 (commencement of operations) through December 31, 2021
Neuberger Berman Sustainable Equity Class I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
PIMCO Global Managed Asset Allocation - Advisor Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
PIMCO Global Managed Asset Allocation - Institutional Class	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from March 31, 2020 (commencement of operations) through December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
PIMCO Income - Administrative Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020, 2019 and the period from June 5, 2018 (commencement of operations) through December 31, 2018
Royce Micro-Cap Service Class	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
State Street Total Return V.I.S. Class 3	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
T. Rowe Price Blue Chip Growth - I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 5, 2019 (commencement of operations) through December 31, 2019
T. Rowe Price Blue Chip Growth - II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
T. Rowe Price Equity Income - I	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 5, 2019 (commencement of operations) through December 31, 2019
T. Rowe Price Equity Income - II	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
VanEck VIP Global Resources Initial Class (formerly VanEck VIP Global Hard Assets Initial Class)	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Vanguard® VIF High Yield Bond	For the period January 13, 2021 (commencement of operations) through December 31, 2021
Vanguard® VIF Mid-Cap Index	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For the years ended December 31, 2021, 2020 and the period from December 20, 2019 (commencement of operations) through December 31, 2019
Vanguard® VIF Real Estate Index	For the year ended December 31, 2021	For the year ended December 31, 2021, and the period from February 3, 2020 (commencement of operations) through December 31, 2020

PACIFIC LIFE INSURANCE COMPANY

Financial Statements - Statutory Basis

as of December 31, 2021 and 2020 and

for the years ended December 31, 2021, 2020 and 2019,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2021,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2021

and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of Pacific Life Insurance Company (the “Company”), which comprise the statements of admitted assets, liabilities, and capital and surplus - statutory basis as of December 31, 2021 and 2020, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for each of the three years in the period ended December 31, 2021, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance as described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Nebraska Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-

basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•      Exercise professional judgment and maintain professional skepticism throughout the audit.

•      Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•      Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•      Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•      Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2021 are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

March 18, 2022

Pacific Life Insurance Company

S T A T E M E N T S   O F   A D M I T T E D   A S S E T S,

L I A B I L I T I E S   A N D   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	December 31,
(In Millions, except share data)	2021	2020
ADMITTED ASSETS
Bonds	$67,346	$58,897
Preferred stocks	2	8
Common stocks	695	682
Mortgage loans	15,923	15,060
Real estate	149	132
Cash, cash equivalents and short-term investments	993	2,000
Contract loans	7,489	7,690
Derivatives	2,206	1,606
Securities lending reinvested collateral assets	3,327	2,681
Other invested assets	5,743	4,141
Investment income due and accrued	1,086	656
Net deferred tax asset	462	411
Other assets	2,203	2,046
Separate account assets	70,442	63,283

TOTAL ADMITTED ASSETS	$178,066	$159,293

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$76,028	$71,367
Liability for deposit-type contracts	11,198	6,281
Transfers to separate accounts due or accrued, net	(792)	(745)
Other liabilities	8,636	7,225
Borrowed money		49
Asset valuation reserve	1,201	469
Separate account liabilities	70,442	63,283
TOTAL LIABILITIES	166,713	147,929
Capital and Surplus:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in surplus	1,836	1,836
Other surplus adjustments	122	131
Unassigned surplus	7,690	7,693
Surplus notes	1,675	1,674
TOTAL CAPITAL AND SURPLUS	11,353	11,364

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$178,066	$159,293

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   O P E R A T I O N S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2021	2020	2019
REVENUES
Premiums and annuity considerations	$13,984	$11,760	$13,441
Net investment income	3,276	3,206	3,845
Reserve adjustments on reinsurance ceded	(677)	(779)	(932)
Separate account fees	1,365	1,218	1,208
Other income	287	212	444
TOTAL REVENUES	18,235	15,617	18,006

BENEFITS AND EXPENSES
Current and future policy benefits	16,692	13,785	15,082
Commission expense	1,000	979	1,143
Operating expenses	1,084	1,085	962
TOTAL BENEFITS AND EXPENSES	18,776	15,849	17,187

NET GAIN (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	(541)	(232)	819
Federal income tax expense (benefit)	210	(197)	(50)

NET GAIN (LOSS) FROM OPERATIONS	(751)	(35)	869
Net realized capital gains (losses) less tax	1,612	(64)	847

NET INCOME (LOSS)	$861	($99)	$1,716

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	Common	Paid-in	Other Surplus	Unassigned	Surplus
(In Millions)	Stock	Surplus	Adjustments	Surplus	Notes	Total
BALANCES, JANUARY 1, 2019	$30	$1,186	$146	$6,599	$1,730	$9,691
Net income				1,716		1,716
Change in net unrealized capital losses less tax				(550)		(550)
Change in net deferred income tax				(47)		(47)
Change in nonadmitted assets				24		24
Change in reserve on account of change in valuation basis				60		60
Change in asset valuation reserve				210		210
Dividend to parent				(650)		(650)
Other surplus adjustment for derivatives			(7)			(7)
Cumulative effect of change in accounting principles				65		65
Change in other surplus transactions				(2)		(2)
BALANCES, DECEMBER 31, 2019	30	1,186	139	7,425	1,730	10,510
Net loss				(99)		(99)
Change in net unrealized capital losses less tax				(157)		(157)
Change in net deferred income tax				(68)		(68)
Change in nonadmitted assets				35		35
Net change in surplus notes					(56)	(56)
Capital contribution from parent		650				650
Change in reserve on account of change in valuation basis				341		341
Change in asset valuation reserve				259		259
Surplus contributed to separate accounts				(82)		(82)
Other changes in surplus in separate accounts				82		82
Other surplus adjustment for derivatives			(8)			(8)
Prior period adjustment				(44)		(44)
Change in other surplus transactions				1		1
BALANCES, DECEMBER 31, 2020	30	1,836	131	7,693	1,674	11,364
Net income				861		861
Change in net unrealized capital gains less tax				318		318
Change in net deferred income tax				88		88
Change in nonadmitted assets				(84)		(84)
Change in asset valuation reserve				(732)		(732)
Surplus contributed to separate accounts				(68)		(68)
Other changes in surplus in separate accounts				68		68
Dividend to parent				(450)		(450)
Other surplus adjustment for derivatives			(9)			(9)
Change in other surplus transactions				(4)	1	(3)
BALANCES, DECEMBER 31, 2021	$30	$1,836	$122	$7,690	$1,675	$11,353

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2021	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$13,658	$11,279	$13,218
Net investment income	3,245	3,347	3,806
Other income	1,073	728	827
Benefits and loss related payments	(11,645)	(9,577)	(9,902)
Net transfers (to) from separate accounts	(261)	246	2,752
Commissions, expenses paid and other deductions	(1,998)	(2,077)	(2,075)
Dividends paid to policyholders	(9)	(9)	(9)
Federal income taxes (paid) recovered, net	(215)	(482)	819
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,848	3,455	9,436

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	8,034	6,437	5,863
Stocks	50	166	40
Mortgage loans	1,311	533	1,253
Other invested assets	2,388	1,862	2,364
Miscellaneous proceeds	2,063	1,756	1,343
Cost of investments acquired
Bonds	(15,960)	(11,915)	(11,157)
Stocks	(59)	(487)	(159)
Mortgage loans	(2,154)	(1,903)	(2,728)
Other invested assets	(3,280)	(2,416)	(2,162)
Miscellaneous applications	(1,881)	(2,420)	(1,432)
Net decrease in contract loans	201	250	26
NET CASH USED IN INVESTING ACTIVITIES	(9,287)	(8,137)	(6,749)
(Continued)

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2021	2020	2019
(Continued)
CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits on deposit-type contracts	$4,241	$2,029	$335
Borrowed funds	(49)	(1)	(51)
Net change in surplus notes		(56)
Contribution from parent		650
Dividend to parent	(303)		(650)
Other cash provided	543	349	820
NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES	4,432	2,971	454

Net change in cash, cash equivalents and short-term investments	(1,007)	(1,711)	3,141
Cash, cash equivalents and short-term investments, beginning of year	2,000	3,711	570

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$993	$2,000	$3,711

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$100	$101	$103

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION FOR NON-CASH TRANSACTIONS
Bonds disposed and acquired	$747	$962	$1,095
Assets in-kind received as deposits	515
Assets in-kind received as premiums, net of amounts transferred to the separate account	245	304	221
Bond dividend paid to parent	147
Mortgage loans disposed and acquired	104	22	87
Stocks disposed and acquired	27	42	25
Federal tax credits received	22	338
Bond dividend received from subsidiary	20
Bonds converted to stocks	10
Premium tax credits received	8	5
Interest purchased received as premiums	7	3
Bond interest in-kind received	4	8	7
Transfer between affiliated private equity funds		22

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S - S T A T U T O R Y   B A S I S

1.                        NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life Insurance Company (Pacific Life or the Company) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company.  The Company is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company.

The Company and its subsidiaries have primary business operations consisting of life insurance, annuities, and reinsurance.  The Company’s primary business operations provide life insurance products, individual annuities and mutual funds, and offers a variety of investment products and services to individuals and businesses.  The top geographic locations in the United States for statutory premiums and annuity considerations, and deposits were Utah, California, Texas, Florida, Colorado, and Illinois representing 11%, 10%, 7%, 7%, 5%, and 5%, respectively, of total statutory premiums and annuity considerations, and deposits for the year ended December 31, 2021.  No other jurisdiction accounted for more than 5% of the total.

BASIS OF PRESENTATION

The Company prepared its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the NE DOI.  Prescribed statutory accounting practices include state laws and regulations. Additionally, the Director of the NE DOI has the right to permit other specific practices, which deviate from prescribed practices.

Pursuant to Interpretation of the Statutory Accounting Principles Working Group (INT) 20-10, non-conforming credit tenant loans (CTLs) that were filed with the NAIC Securities Valuation Office (SVO) by February 15, 2021 were permitted to be reported as bonds on the statements of admitted assets, liabilities and capital and surplus - statutory basis for year end December 31, 2020.  As these permitted practices are promulgated by the NAIC, they are not NE DOI permitted practices as authorized by the Director of the NE DOI. However, per INT 20-10, any such non-conforming CTL shall be disclosed.

For the annual reporting period ending December 31, 2020, the Company had two non-conforming CTLs reported in bonds in accordance with the limited time exception provided in INT 20-10. As the SVO-issued designations had not yet been received, these CTLs were reported with credit rating provider ratings that reflected equivalent NAIC 1 designations.  These non-conforming CTLs increased bonds by $45 million as of December 31, 2020. The net impact of this provision to statutory surplus and net income (loss) is zero because the increase to bonds was offset by a reduction of investments reported as other invested assets on the statements of admitted assets, liabilities and capital and surplus - statutory basis.  As of December 31, 2021, there were no non-conforming CTLs.

The following table reconciles the Company’s net income (loss) for the years ended December 31, 2021, 2020 and 2019 and capital and statutory surplus as of December 31, 2021 and 2020 between NAIC SAP and practices prescribed or permitted by the NE DOI:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Net income (loss), Nebraska basis	$861	($99)	$1,716
State permitted practices that increase (decrease) NAIC SAP
Net income (loss), NAIC SAP	$861	($99)	$1,716

	December 31,
	2021	2020
	(In Millions)
Statutory capital and surplus, Nebraska basis	$11,353	$11,364
State permitted practices that are an increase (decrease) from NAIC SAP
Statement of Statutory Accounting Principles (SSAP) No. 43R - Bonds		45
SSAP No. 21R - Other invested assets		(45)
Statutory capital and surplus, NAIC SAP	$11,353	$11,364

NAIC SAP and accounting practices prescribed or permitted by the NE DOI differ in certain respects, which in some cases are materially different from accounting principles generally accepted in the United States of America (U.S. GAAP) (Note 2).

Certain reclassifications have been made to the 2020 and 2019 financial statements to conform to the 2021 financial statements - statutory basis presentation.

The Company has evaluated events subsequent to December 31, 2021 through the date the financial statements - statutory basis were available to be issued.  See Note 19.

Economic and capital market uncertainties have arisen as a result of the spread of COVID-19. The impact of COVID-19 on the Company is constantly evolving and its future effects are uncertain and cannot be reasonably estimated as of the date of this filing.  Interest rates, credit spreads and equity market levels have had the most significant effect on the Company’s financial statements. COVID-19 related claims have not been material through December 31, 2021.  The Company continues to actively monitor direct and indirect impacts of the pandemic on its financial statements, especially in relation to claims and the investments portfolio.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING CHANGES, CORRECTIONS OF ERRORS AND RECLASSIFICATIONS

Effective January 1, 2021, the Company adopted revisions to SSAP No. 86, Derivatives, to ensure reporting consistency for derivatives with financing components. A financing derivative is one which the premium to acquire the derivative is paid throughout the derivative term, or at maturity. The revisions require that at acquisition and subsequently, the gross reported fair value of the derivative shall exclude the impact of the financing premiums and the premiums payable shall be separately reported as payable for securities. The impact of the adoption on January 1, 2021 was an increase to Derivatives of $330 million, an increase to

Investment Income Due and Accrued of $290 million and an increase to Payable for Securities included in Other liabilities of $620 million.

Effective January 1, 2021, the Company adopted SSAP No. 26R, Bonds, and SSAP No. 32R, Preferred Stock, which clarified the valuation and measurement for perpetual bonds and stocks held as investments. Perpetual bonds and preferred stocks, previously reported at amortized cost, shall now be reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. The impact of this adoption on the Company’s financial statements was immaterial.

Variable annuity contracts are subject to Actuarial Guideline 43 (AG43) and the Valuation Manual section VM-21 (VM-21).  As a result of updates to AG43 and VM-21, effective January 1, 2020, for all variable annuity contracts, $239 million of reserves were released with an offsetting adjustment in surplus, change in reserve on account of change in valuation basis, on the statements of capital and surplus - statutory basis.

For the annuity business retroceded by Pacific Life Re Limited (PLRL), a wholly-owned subsidiary of Pacific LifeCorp, the age calculation methodology was changed from an age last birthday approach to an age nearest birthday basis, which is consistent with the development of the prescribed valuation mortality tables. As a result of this change, effective January 1, 2020, $102 million of aggregate reserves were released with an offsetting adjustment in surplus, change in reserve on account of change in valuation basis, on the statements of capital and surplus - statutory basis.

The Company has a reinsurance agreement with Pacific Life Re Global Limited (RGBM), a wholly-owned, indirect subsidiary of Pacific LifeCorp domiciled in Bermuda, whereby the Company retrocedes statutory reserves for a majority of the underlying Yearly Renewable Term (YRT) treaties on a 100% coinsurance with funds withheld basis to RGBM. During the year ended December 31, 2020, the Company determined that, since inception of the agreement in 2011, reinsurance premiums retroceded by the Company to RGBM had been calculated and retroceded based on gross written premiums received by the Company, rather than earned premiums as defined in the reinsurance agreement. The impact of this correction, net of tax, as of December 31, 2020 was a decrease to unassigned surplus as a prior period adjustment on the statements of capital and surplus - statutory basis of $44 million.

Subsequent to the filing of the Company’s 2021 Annual Statement, the Company determined that the disclosure related to the recorded investment for commercial mortgage loans in the identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement was not properly presented as of December 31, 2021, which resulted in a disclosure overstatement of $300 million.  The recorded investment was correctly disclosed in the Audited Financial Statements - Statutory Basis (see Note 5).  There was no impact to surplus or net income (loss).

FUTURE ADOPTION OF ACCOUNTING PRINCIPLES

During 2020, the NAIC issued Interpretation 20-01 to provide statutory accounting and reporting guidance for the adoption of Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting issued by the Financial Accounting Standards Board.  This Interpretation adopts, with minor modification, the U.S. GAAP adopted guidance, which provides optional expedients and exceptions for applying current accounting guidance to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met, through December 31, 2022.  The Company is currently evaluating the impact of this guidance on its financial statements – statutory basis.

INVESTMENTS AND DERIVATIVE INSTRUMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method.  Bonds, including loan-backed and structured securities (LBASS), with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual bonds are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

LBASS are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For LBASS purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other LBASS, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Preferred stocks are generally stated at amortized cost. Preferred stocks designated low quality, lower quality and in or near default are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual preferred stocks are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

The Company has certain investments, including financial instruments, denominated in currencies other than the U.S. dollar.  All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax.  The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value, the reasons for the decline (credit event, currency or interest rate related including spread widening), the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis and the performance of the security’s underlying collateral and projected future cash flows.  In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired.  The Company records an OTTI to fair value for common stock, preferred stock, and bonds, except for LBASS, which are written down to the present value of cash flows expected to be collected, discounted at the security’s effective interest rate.  The Company records an OTTI to fair value for any investment that the Company intends to sell or would be required to sell prior to recovery at a realized loss.  The Company records OTTI in net realized capital gains (losses) less tax.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and impairment losses.  Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued.  The Company generally recognizes interest income on its impaired loans upon receipt.  As of December 31, 2021, commercial mortgage loans with a total recorded investment of $20 million were considered impaired.  Since the fair value of the underlying collateral on these loans was greater than their carrying amount, no impairment loss was recorded. During the year ended December 31, 2020, a $14 million OTTI loss was recognized on impaired commercial mortgage loans with a total recorded investment of $135 million.  As of December 31, 2019, commercial mortgage loans with a total recorded investment of $45 million were considered impaired.  Since the fair value of the underlying collateral on these loans was greater than their carrying amount, no impairment loss was recorded.  There was no allowance for credit losses associated with the impaired loans as of December 31, 2021, 2020 and 2019.  The average recorded commercial loan that was considered impaired as of December 31, 2021, 2020 and 2019 was $20 million, $141 million and $46 million, respectively.  The Company had zero, $115 million and zero of impaired commercial loans on nonaccrual status as of December 31, 2021, 2020 and 2019, respectively.  No mortgage loans were derecognized as a result of foreclosure during the years ended December 31, 2021, 2020 and 2019.

Investment real estate is valued at the lower of depreciated cost or market, less related mortgage debt, cumulative write downs and valuation adjustments.  Depreciation of investment real estate is computed using the straight line method over estimated useful lives, which range from 5 to 30 years.  Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period.  When the future estimated undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and is written-down to its fair value through net realized capital gains (losses) less tax. The Company recorded a loss of $22 million related to the disposal of real estate fixed assets from the Home Office and the sale of two real estate investment properties for the year ended December 31, 2021. The Company recorded impairment loss of $6 million on two of the real estate investment properties for the year ended December 31, 2020.  The impairments were the result of two real estate investment properties classified as held-for-sale as of December 31, 2020 where the contracted sale price was lower than the book value.  Fair value was determined based on expected sales proceeds.  The Company held two real estate investment properties classified as held-for-sale with a carrying value of $11 million as of December 31, 2020.  The Company had no real estate investment write-downs during the years ended December 31, 2019.

Short-term investments are stated at amortized cost and approximate fair value. Short-term investments include, but are not limited to, bonds and commercial paper whose maturities at the time of purchase were greater than three months and less than or equal to one year. Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

Contract loans are carried at unpaid principal balances.

Other invested assets are generally carried at values based on the underlying audited equity of the investee as determined in accordance with U.S. GAAP with changes in value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.  Other invested assets primarily consist of investments in joint ventures, hedge funds, private equity funds, and real estate joint ventures.  These investments include affiliated companies as well as those where the Company has minor ownership interests.  An impairment occurs if it is probable that the Company will be unable to recover the carrying amount of the investment.  The investment is written down to fair value as the new cost basis and the OTTI is recorded in net realized capital gains (losses) less tax.

The Company applies hedge accounting as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges on the inception date of the hedging relationship.  At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item.  The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception date and on an ongoing basis in accordance with its risk management policy.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements in a manner consistent with the hedged asset or liability (amortized cost or fair value).  Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax and any change in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized foreign exchange capital gain (loss) consistent with the hedged items. When these derivative instruments are terminated, the gains and losses are reported as net realized capital gains (losses) less tax.

Carrying value is calculated based on the gross derivative asset or liability position.  If the carrying value of the derivative is positive, the amount is recorded in derivatives.  If the carrying value of the derivative is negative, the amount is recorded in other liabilities.  The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets.  The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the Interest Maintenance Reserve (IMR).  Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year. Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR.  Gains and losses on terminated derivative instruments that are hedging the surplus notes are recorded directly to surplus in other surplus adjustments, and amortized as an increase in net investment income over the life of the surplus notes utilizing the effective interest method.

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items.  Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments.  Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus.  The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments.  These capital gains and losses are amortized into net investment income over the remaining life of the investment sold.  The IMR of $205 million and $204 million is included in other liabilities as of December 31, 2021 and 2020, respectively.

Net investment income consists of interest, dividend, accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives.  Interest income for bonds and redeemable preferred stock is recognized on an accrual basis.  Dividend income for perpetual preferred stock and common stock is recognized as earned on the ex-dividend date.  Amortization and accretion are determined by the effective interest method based on estimated principal repayments.  Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due and accrued is uncollectible.  Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income.  Investment income from subsidiaries, controlled and affiliated (SCA) entities is described below.  Interest expense on surplus notes is also recorded in net investment income.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted.  There was no investment income due and accrued excluded from surplus as of December 31, 2021 and 2020.

Net realized capital gains (losses) less tax are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

Included in common stocks and other invested assets are the Company’s SCA entities in which the Company, with its affiliates, holds a voting interest of 10% or more.  The Company holds no investments in SCA entities that exceed 10% of admitted assets of the Company as of December 31, 2021 and 2020.  Undistributed earnings and losses from SCA entities are recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.  Dividends and distributions are recognized in net investment income, with a corresponding reduction to unassigned surplus, when declared to the extent that they are not in excess of the undistributed accumulated earnings of the SCA entity.  The Company did not recognize any impairment write-downs for its investments in SCA entities during the years ended December 31, 2021, 2020 and 2019.

The Company carries its wholly owned State of Arizona domiciled life insurance common stock subsidiary, Pacific Life & Annuity Company (PL&A), based on PL&A’s underlying audited statutory surplus.  PL&A’s carrying value was $530 million and $555 million as of December 31, 2021 and 2020, respectively.  The Company carries its wholly owned State of Vermont domiciled special purpose financial insurance company subsidiaries, Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) based on their underlying audited statutory surplus.  However, the audited statutory surplus of PAR Vermont and PBRC both include an admitted asset based on approved practices in Vermont.  Under NAIC SAP, these assets are not considered admitted assets.  Based on the nonadmission of these assets, the Company nonadmits the carrying values of PAR Vermont and PBRC for reporting.  The nonadmitted carrying values of PAR Vermont and PBRC were $241 million and $121 million, respectively as of December 31, 2021.  The nonadmitted carrying values of PAR Vermont and PBRC were $175 million and $127 million, respectively, as of December 31, 2020.  During the years ended December 31, 2021, 2020 and 2019, the Company made capital contributions of zero, $350 million and zero, respectively, to PAR Vermont.  During the years ended December 31, 2021, 2020 and 2019, the Company made capital contributions of zero, $90 million and zero, respectively, to PBRC.

The Company had investments in mutual funds managed by affiliates as of December 31, 2021 and 2020.  Investments in affiliated mutual funds are carried at the underlying audited U.S. GAAP equity of the mutual funds which approximates fair value.  Investments in affiliated bonds are generally valued at amortized cost except those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value. Investments in affiliated mutual funds are carried at fair value.

The Company generally carries its investments in joint ventures, partnerships and limited liability companies (LLCs) based on the underlying audited U.S. GAAP equity of the investee as determined in accordance with U.S. GAAP, except as otherwise disclosed below.  These investments include affiliated companies as well as those where the Company has minority ownership interests.

Pacific Life Aviation Holdings LLC (PLAH), a direct, wholly owned subsidiary of Pacific Life, owned 75.5% of Aviation Capital Group LLC (ACG) until it was sold in December 2019 (see Note 4).  ACG was engaged in the acquisition and leasing of commercial aircraft.  PLAH is carried at its underlying audited U.S. GAAP equity.  Audits of PLAH were not performed and the carrying value of $7 million for PLAH was nonadmitted as of December 31, 2021 and 2020.  Distributions from PLAH to the Company included in net investment income for the year ended December 31, 2019 were $1,056 million.  See Note 4.

Pacific Asset Holding LLC (PAH) is a wholly owned LLC that invests in commercial real estate properties and ventures and other private equity investments.  PAH is accounted for under SSAP No. 97 8.b.iii, Investments in Subsidiary, Controlled and Affiliated Entities, which requires it to be carried based on its audited U.S. GAAP equity, without any statutory adjustments.  As of December 31, 2021 and 2020, PAH’s carrying value was $1,971 million and $1,768 million, respectively.

Pacific Life Fund Advisors LLC (PLFA) is a non-life insurance LLC subsidiary 99% owned by the Company and 1% owned by PL&A.  PLFA is the investment adviser for the Pacific Select Fund and the Pacific Funds Series Trust. The Pacific Select Fund is the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners. The Pacific Funds Series Trust is the investment vehicle for the Company’s mutual fund products and other funds. Distributions to the Company from PLFA, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income when declared to the extent they are not in excess of undistributed accumulated earnings. Distributions from PLFA to the Company included in net investment income for the years ended December 31, 2021, 2020 and 2019 were $119 million, $102 million and $101 million, respectively.  Any undistributed net revenue and expense, net of tax, is recorded directly to surplus.  PLFA is carried based on its underlying audited U.S. GAAP equity.  As of December 31, 2021 and 2020, PLFA’s carrying value was $47 million.

The Company carries Pacific Select Distributors, LLC (PSD) a wholly owned non-life insurance LLC broker-dealer subsidiary based on its underlying audited U.S. GAAP equity and adjusted to a statutory basis of accounting.  As of December 31, 2021 and 2020, PSD’s carrying value was $45 million and $48 million, respectively.  PSD primarily serves as the distributor of registered investment-related products and services, principally variable life and annuity contracts issued by the Company and PL&A. In connection with PSD’s distribution of these variable life and annuity contracts to the Company and PL&A, the Company incurred commission expense of  $603 million, $449 million and $452 million during the years ended December 31, 2021, 2020 and 2019, respectively.  A service plan was adopted by the Pacific Select Fund whereby the Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured for shareholders of the fund or their variable contract owners.  These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $86 million, $76 million and $78 million, included in commission expense, for paying trail commissions on its behalf for the years ended December 31, 2021, 2020 and 2019, respectively.  PSD also offers limited retail broker-dealer services that include selling variable annuities issued by the Company to customers advised by third party fiduciaries such as trust companies and registered investment advisers. With respect to these sales, PSD acts as the broker-dealer of record for the initial sale, but does not receive commissions.

The Company also has the following noninsurance SCA investments that are classified as SSAP No. 97, Subsidiary, Affiliated and Controlled Entities (SSAP 97) 8b(iii) entities:

	December 31, 2021				December 31, 2020
				Admitted				Admitted
	Gross		Nonadmitted	Asset	Gross		Nonadmitted	Asset
Description: (3)	Amount		Amount	Amount	Amount		Amount	Amount

	(In Millions)
Pacer Pacific Asset Floating	$24	(2)		$24				—
PSF Hedge Equity Portfolio Class I	16	(2)		16				—
Pacific Funds Ultra Short Income Class I	13	(1)		13	$13	(1)		$13
Pacific Funds Ultra Short Income Class D	13	(1)		13	13	(1)		13
PSF ESG Diversified Growth Class I	13	(2)		13				—
Pacific Funds ESG Core Bond Fund Adv Class	12	(1)		12	13			13
Pacific Funds ESC Core Bond Fund Class I	12	(1)		12	13			13
PSF ESG Diversified Portfolio Class I	11	(2)		11				—
Pacific Funds Small-Cap Value, Advisor	9	(1)		9	7	(1)		7
Pacific Optimization Moderate	1	(1)		1	1	(1)		1
Pacific Optimization Growth	1	(1)		1	1			1
Pacific Global Focused High				—	26	(1)		26
Pacific Global Senior Loan ETF				—	24	(1)		24
Pacific Funds Large-Cap Value, Advisor				—	9	(1)		9
Pacific Services Canada Limited				—	4	(1)	$4	—
Total	$125		$—	$125	$124		$4	$120

(1)  Includes NAIC Sub-2 filing types.

(2)  Includes NAIC Sub-1 filing types.

(3)  The Company received responses from the NAIC for all required SCA filings and no SCA investment valuations were disallowed or required to be resubmitted.

The Company is the owner and beneficiary of life insurance policies captured under SSAP No. 21, Other Admitted Assets.  As of December 31, 2021 and 2020, the cash surrender value was $208 million and $172 million, respectively.  The investments in various fund structures of the underlying life insurance policies comprise investment characteristics of 100% of stocks.

The Company provides certain subsidiaries and affiliates with services that are routine in nature. Fees for these services are determined using cost allocations based on U.S. GAAP or a negotiated basis intended to reflect market prices.  The Company provides investment and administrative services for certain subsidiaries and affiliates under administrative services agreements.  For the years ended December 31, 2021, 2020 and 2019, the Company received $114 million, $103 million and $101 million, respectively, for services provided to, and paid $10 million, $8 million and $6 million, respectively, for services received from certain subsidiaries and affiliates, which are included in operating expenses.  As of December 31, 2021 and 2020, the Company reported $1 million and $1 million, respectively, as amounts due from the parent company and the ultimate parent, Pacific LifeCorp and PMHC, and  $105 million and $58 million, respectively, due from other affiliated companies.  As of December 31, 2021 and 2020, the Company reported ($3) million and $3 million, respectively, as amount due to (from) other affiliated companies. It is the Company’s practice to settle these amounts no later than 90 days after the due date.

In September 2021, the Company entered into a one year agreement with Pacific Life Re International Limited (RIBM), a wholly owned indirect subsidiary of Pacific LifeCorp, to lend up to $100 million at a fixed rate of 0.7%. The amount loaned was $70 million as of December 31, 2021.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with contract values of $2.9 billion and $2.8 billion as of December 31, 2021 and 2020, respectively.  Related to these contracts, the Company received $197 million, $305 million and $478 million of premiums and annuity considerations and paid $183 million, $174 million and $153 million of current and future policy benefits for the years ended December 31, 2021, 2020 and 2019, respectively.  In addition, included in the liability for deposit-type contracts are contracts with the affiliated assignment company of $3.3 billion and $3.1 billion as of December 31, 2021 and 2020, respectively.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners’ Reserve Valuation Method (CRVM), or other modified reserve methods.  Interest rate assumptions ranged from 2.0% to 6.0%.  Reserves for individual variable annuities are held in accordance with VM-21.  Reserves for individual fixed annuities are maintained using the Commissioners’ Annuity Reserve Valuation Method, with appropriate statutory interest and mortality assumptions computed on the basis of interest ranging from 1.0% to 11.3%.  Group annuity reserves are valued using the CRVM with statutory interest and mortality assumptions computed on the basis of interest ranging from 1.0% to 11.3%.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid.  An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves.  All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the summary of operations when earned under the terms of the contract.  Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability.  Interest rates credited ranged primarily from 0.3% to 8.8%.

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued, net consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves.  These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REVENUES, BENEFITS AND EXPENSES

Life insurance premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

PARTICIPATING POLICIES

For the years ended December 31, 2021, 2020 and 2019, premiums under ordinary insurance, group insurance and group annuity participating policies were $7 million or 0.2%, $8 million or 0.2% and $8 million or 0.2%, respectively, of total ordinary insurance, group insurance and group annuity premiums earned. The Company accounts for its policyholder dividends based upon dividend formulas approved by the Company’s Board of Directors.   During the years ended December 31, 2021, 2020 and 2019, the Company paid dividends in the amount of $8 million each year to policyholders and did not allocate any additional income to such policyholders.

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes and its operations are included in the consolidated Federal income tax return of PMHC.  In addition to the Company, included in PMHC’s consolidated return are the following entities:  Pacific LifeCorp, PL&A,  PAR Vermont, PBRC, PLFA, and RGBM.

The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

SEPARATE ACCOUNTS

Separate accounts primarily include variable life and annuity contracts, as well as other single separate accounts.  The Company’s separate accounts without guarantees consist of the variable annuities and variable life businesses where the assets of these accounts are carried at fair value and represent legally segregated contract holder funds.  A separate account liability is recorded at fair value at an amount equal to the separate account asset.  The investment results of separate account assets typically pass through to the contract holders so that the Company generally bears no investment risk on these assets.  Amounts charged to the separate account for mortality, surrender and expense charges are included in separate account fees in other income.

The Company has separate accounts with guarantees comprised of the group annuities business where the general account guarantees annuity payments if the separate accounts is unable to do so.  Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required.  The Company contractually guarantees either a minimum return or account value on these separate account products, for which liabilities have been recorded in aggregate reserves.

Separate account assets are primarily invested in mutual funds, but are also invested in bonds, mortgage loans, and hedge funds.

The variable annuities, variable universal life, and group annuities are classified as separate account products under statutory accounting principles.  Variable annuities and variable universal life products are also classified as separate account products under U.S. GAAP, however, group annuities are classified as general account products under U.S. GAAP due to the investment risk being retained by the general account.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.  Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums.  The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas and actuarial models.  Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action.  As of December 31, 2021 and 2020, the Company exceeded the minimum risk-based capital requirements.

2.        COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting.  U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP.  NAIC SAP and accounting practices prescribed or permitted by the NE DOI (Note 1) primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, reporting surplus notes as surplus instead of debt, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

3.        CLOSED BLOCK

In connection with the Company’s conversion to a mutual holding company structure, an arrangement known as a closed block (Closed Block) was created for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997.  The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change.

Assets of the Company have been allocated to the Closed Block in an amount that produces cash flows, which, together with anticipated revenues, are expected to be sufficient to support the policies.  The Company is not required to support the payment of dividends on these policies from its general funds.  The Closed Block will continue in effect until either the last policy is no longer in force, or the dissolution of the Closed Block.

4.        DISCONTINUED OPERATIONS

In September 2019, the Company announced that it signed a definitive agreement to sell its remaining ownership in ACG, a majority owned subsidiary of PLAH, to TC Skyward Aviation U.S. Inc (TCSA), a Delaware corporation and direct subsidiary of Tokyo Century Corporation, a Japanese corporation and PLAH was classified as held for sale. PLAH’s carrying amount immediately prior to classification as held for sale in September 2019 was $2.0 billion.

The ACG sale transaction closed on December 5, 2019. Upon the closing of the transaction, the Company received cash proceeds of $2.9 billion.  This included a distribution of $802 million of cash and taxes payable from PLAH to the Company as required under the tax sharing agreement.

Prior to the sale, the Company recorded its investment in PLAH based on the equity method with changes in PLAH’s undistributed earnings recorded as an adjustment to change in net unrealized capital gains (losses) less tax, on the statements of capital and surplus - statutory basis.  Upon completion of the sale and cash distribution from PLAH, the Company recorded a gain of $1,056 million, net of tax, in net investment income on the statements of operations - statutory basis, which includes a gain of $49 million on the sale, $766 million for the reclassification from change in net unrealized gains for the undistributed earnings and $241 million for the PLAH earnings for the year ended December 31, 2019.  In addition, there was a reversal of a previously nonadmitted intercompany tax receivable due to the Company from PLAH of $78 million as this receivable was settled with the proceeds from sale which was recorded in surplus as a change in nonadmitted assets.

5.        INVESTMENTS

BONDS, SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS

The book/adjusted carrying value, fair value and net unrealized gains (losses) of bonds, short-term investments and cash equivalents are shown below.  Short-term investments and cash equivalents as of December 31, 2021 and 2020 were $0.4 billion and $0.9 billion, respectively.  See Note 6 for information on the Company’s fair value measurements.

	Book/Adjusted		Net
	Carrying Value	Fair Value	Unrealized Gains (Losses)
	(In Millions)
December 31, 2021:
U.S. Government	$1,585	$1,714	$129
All other governments	659	706	47
U.S. states, territories and possessions	86	92	6
U.S. political subdivisions of states, territories and possessions	164	188	24
U.S. special revenue and special assessment obligations	1,374	1,518	144
Industrial and miscellaneous	52,454	57,013	4,559
Bank loans	1,540	1,539	(1)
Hybrid securities	30	30	—
LBASS:
Residential mortgage-backed securities (RMBS)	1,923	1,970	47
Commercial mortgage-backed securities (CMBS)	2,452	2,482	30
Other	5,474	5,603	129
Total	$67,741	$72,855	$5,114

	Book/Adjusted		Net
	Carrying Value	Fair Value	Unrealized Gains (Losses)
	(In Millions)
December 31, 2020:
U.S. Government	$669	$854	$185
All other governments	569	649	80
U.S. states, territories and possessions	96	104	8
U.S. political subdivisions of states, territories and possessions	167	195	28
U.S. special revenue and special assessment obligations	1,249	1,417	168
Industrial and miscellaneous	47,566	54,286	6,720
Bank loans	730	723	(7)
Hybrid securities	11	11	—
LBASS:
RMBS	2,945	3,032	87
CMBS	2,197	2,232	35
Other	3,640	3,840	200
Total	$59,839	$67,343	$7,504

The book/adjusted carrying value and fair value of bonds, short-term investments and cash equivalents as of December 31, 2021, by contractual repayment date of principal, are shown below.  Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/Adjusted Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$1,616	$1,640
Due after one year through five years	15,641	16,468
Due after five years through ten years	20,678	21,975
Due after ten years	19,957	22,717
	57,892	62,800
LBASS	9,849	10,055
Total	$67,741	$72,855

The following tables present the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI for less than twelve months and for twelve months or greater:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(In Millions)
December 31, 2021:
U.S. Government	$955	$6			$955	$6
All other governments	112	5	$5	$1	117	6
U.S. special revenue and special assessment obligations	132	2	38	1	170	3
Industrial and miscellaneous	6,455	143	592	32	7,047	175
Bank loans	438	3	157	8	595	11
Hybrid securities			5	1	5	1
LBASS:
RMBS	883	16	193	5	1,076	21
CMBS	682	14	511	38	1,193	52
Other	2,318	26	171	5	2,489	31
Total	$11,975	$215	$1,672	$91	$13,647	$306

December 31, 2020:
U.S. special revenue and special assessment obligations			$12	$2	$12	$2
Industrial and miscellaneous	$980	$38	306	23	1,286	61
Bank loans	335	7	79	3	414	10
Hybrid securities			4	2	4	2
LBASS:
RMBS	553	4	66	4	619	8
CMBS	779	66	91	9	870	75
Other	405	7	113	10	518	17
Total	$3,052	$122	$671	$53	$3,723	$175

The Company has evaluated investments with gross unrealized losses and determined that the unrealized losses are temporary.  The Company does not have the intent to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover the amortized cost basis.

The table below summarizes the OTTI by security type:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Bonds:
Industrial and miscellaneous	$36	$80	$15
Bank loans			6
LBASS	34	7	7
Mortgage loans		14
Real estate		6
Other invested assets	11	10	6
Total OTTI	$81	$117	$34

The following table presents LBASS, within the scope of SSAP No. 43R, Loan-backed and Structured Securities, with a recognized OTTI during the year ended December 31, 2021, classified on the basis of either, a) intent to sell, or b) inability or lack of intent to retain investment in the security for a period of time sufficient to recover the amortized cost basis.

	Amortized Cost	OTTI Recognized in Loss
	Before OTTI	Interest	Non-Interest	Fair Value
	(In Millions)
Year Ended December 31, 2021:
Intent to sell	$21	$8		$13
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis
Total	$21	$8	$—	$13

The following table presents all LBASS with an OTTI recognized during the year ended December 31, 2021, whereby the present value of cash flows expected to be collected is less than the amortized cost basis of the securities:

Cusip	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost after OTTI	Fair Value at time of OTTI	Date of Financial Statement When Reported
			(In Millions)
23312RAJ4	$31	$5	$26	$5	$5	12/31/2021
Total			$26

The assignment of an NAIC 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest.  The following table presents the number of investments, the book/adjusted carrying value, and the fair value for bonds with an NAIC 5GI designation:

	December 31, 2021			December 31, 2020
	Number	Book/Adjusted Carrying Value	Fair Value	Number	Book/Adjusted Carrying Value	Fair Value
		(In Millions)			(In Millions)
U.S. special revenue and special assessment obligations	2	$13	$13	2	$14	$12
Industrial and miscellaneous	1	28	29	2	34	37
Bank loans	1	15	14	1	15	16
LBASS	3	6	8	4	74	75
Total	7	$62	$64	9	$137	$140

Proceeds, gross gains, and gross losses recognized on sales of bonds were $2.4 billion, $28 million, and $11 million, respectively, for the year ended December 31, 2021.  Proceeds, gross gains, and gross losses recognized on sales of bonds were $1.7 billion, $56 million, and $14 million, respectively, for the year ended December 31, 2020.  Proceeds, gross gains, and gross losses recognized on sales of bonds were $2.7 billion, $83 million, and $16 million, respectively, for the year ended December 31, 2019.

Bonds with a book/adjusted carrying value of $6 million as of December 31, 2021 and 2020, were held as restricted assets on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

The Company received prepayment penalties and acceleration of fees of $117 million, $70 million and $49 million from 249, 173 and 106 securities for the years ended December 31, 2021, 2020 and 2019, respectively.

SECURITIES LENDING

The Company participates in a securities lending program whereby securities are loaned to third parties for the purpose of enhancing income on securities held through reinvestment of cash collateral received upon lending. For securities lending transactions, the Company requires a minimum initial collateral, usually in the form of cash, equal to 102% of the fair value of the securities loaned. The borrower of the loaned securities is permitted to sell or repledge those securities. For securities lending transactions, the carrying value of securities classified as bonds and on loan as of December 31, 2021 and 2020 was $3.0 billion and $2.3 billion, respectively, with fair value of $3.2 billion and $2.6 billion, respectively.  Under these agreements, the Company recorded cash collateral received of $3.3 billion and $2.7 billion as of December 31, 2021 and 2020, respectively, and established a corresponding liability for the same amount, which is included in other liabilities.  This collateral is not restricted, and there is no collateral that extends beyond one year from December 31, 2021.  As of December 31, 2021 and 2020, there were no separate accounts securities lending arrangements.  The Company may occasionally borrow amounts from the cash collateral for short-term liquidity for general corporate purposes.  As of December 31, 2021 and 2020, borrowings from the securities lending cash collateral was zero.

The aggregate amount of collateral reinvested broken down by the maturity date of the invested asset is as follows (In Millions):

	December 31, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Overnight and continuous
30 days or less	$727	$727	$2,231	$2,231
31-60 days	2,050	2,050	200	200
61 to 90 days	550	550	250	250
Total collateral reinvested	$3,327	$3,327	$2,681	$2,681

The Company invests the cash collateral received from its securities lending arrangements primarily into short-term investments.

To manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company reinvests in highly liquid assets with a minimum 20% of invested cash collateral assets maturing within 30 days and the remaining invested cash collateral maturing within 95 days. Effective May 2021, the maximum maturity for reverse repurchase agreements has been amended to 90 days.

SECURED BORROWING

The Company entered into a short-term reverse repurchase agreement and also invests cash collateral received into tri-party reverse repurchase agreements as part of its securities lending program.  The Company requires that all reverse repurchase agreements must be collateralized by U.S. Treasury Securities, U.S. Agency Securities, U.S. Corporate bonds and/or U.S. Equities with a minimum margin of 102%.  For the securities lending program, reverse repurchase agreements had a maximum maturity of 95 days and are indemnified by the Company’s securities lending agent against counterparty default. Effective May 2021, the maximum maturity for reverse repurchase agreements has been amended to 90 days. When counterparty default and price movements of the collateral received present the primary risks for repurchase agreements, the Company mitigates such risks by mandating short maturities, applying proper haircuts and monitoring fair values daily.

The fair value of securities acquired under repo secured borrowing that were nonadmitted was zero as of December 31, 2021 and 2020.

The following tables present the maximum amount during the year ended and ending balance as of December 31, 2021 and 2020 of the allocation of reverse repurchase agreements by remaining contractual maturity (In Millions):

December 31, 2021	Maximum Amount	Ending Balance	Amortized Cost	Fair Value
30 days or less	$1,125	$575	$575	$575
31-90 days	2,900	2,600	2,600	2,600
>90 days	250

December 31, 2020	Maximum Amount	Ending Balance	Amortized Cost	Fair Value
30 days or less	$1,450	$900	$900	$900
31-90 days	1,855	450	450	450
>90 days	450	200	200	200

The following table presents, by NAIC designation, the fair value of bonds acquired by the Company under repo-secured borrowings as of December 31, 2021 and 2020 (In Millions):

	December 31,
	2021	2020
NAIC 1	$1,039	$924
NAIC 2	946	695
NAIC 3	983
NAIC 4	383
Total	$3,351	$1,619

The maximum fair value of the bonds acquired was $5.9 billion and $3.9 billion as of December 31, 2021 and 2020, respectively.

The maximum amount provided during the year ended and ending balance as of December 31, 2021 and 2020 of the cash collateral provided and recognized receivable for the return of collateral for secured borrowing is as follows (In Millions):

	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	December 31, 2021		December 31, 2020
Cash	$3,725	$3,175	$3,620	$1,550

The maximum amount provided during the year ended and ending balance as of December 31, 2021 and 2020 of the recognized liability to return collateral for secured borrowing is as follows (In Millions):

	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	December 31, 2021		December 31, 2020
Repo securities sold/acquired with cash collateral	$3,725	$3,175	$3,620	$1,550

In 2015, the Company entered into a participation agreement with an unrelated third party (Transferee) that qualified as a secured borrowing transaction. The Company transferred an approximate 10% interest in two commercial mortgage loan receivables (the Loans) to the Transferee and maintained an ownership interest in the Loans. In 2021, the participation agreement was terminated.  As of December 31, 2020, the Company’s reported book value in the Loans was $377 million, and the secured borrowing balance, including accrued interest, was $49 million (Note 9).

WORKING CAPITAL FINANCE INVESTMENTS

The tables below present the aggregate book/adjusted carrying value of working capital finance investments (WCFI) by designation as of December 31, 2021 and 2020.

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
December 31, 2021:		(In Millions)
WCFI Designation 1	$310		$310
WCFI Designation 2	134		134
Total	$444	—	$444

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
December 31, 2020:		(In Millions)
WCFI Designation 1	$340		$340
WCFI Designation 2	38		38
Total	$378	—	$378

The table below presents the aggregate maturity distribution on the underlying working capital finance programs.

	Book/Adjusted Carrying Value
	December 31,
	2021	2020
	(In Millions)
Up to 180 days	$422	$378
181 to 365 days	22
Total	$444	$378

DEBT RESTRUCTURING

As of December 31, 2021 and 2020, the Company had investments in restructured bonds and mortgage loans of $40 million and $20 million, respectively.  The realized capital losses related to these bonds and mortgage loans were $31 million, zero and zero for the years ended December 31, 2021, 2020 and 2019, respectively.

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2021:
Farm	4.45%	3.10%
Construction and land development	4.25%	4.07%
Commercial	4.39%	2.35%

Year Ended December 31, 2020:
Farm	4.95%	3.10%
Construction and land development	5.02%	4.49%
Multi-family residential	2.70%	2.70%
Commercial	5.00%	2.85%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 100%.

The age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement is as follows:

	Farm	Residential	Commercial	Mezzanine	Total
December 31, 2021:	(In Millions)
Current	$930	$239	$14,644	$107	$15,920
30-59 days past due	2				2
60-89 days past due	1				1
90+ days past due					—
Total	$933	$239	$14,644	$107	$15,923

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1) (2)			$1,080	$107	$1,187

	Farm	Residential	Commercial	Mezzanine	Total
December 31, 2020:	(In Millions)
Current	$753	$281	$13,918	$107	$15,059
30-59 days past due					—
60-89 days past due	1				1
90+ days past due					—
Total	$754	$281	$13,918	$107	$15,060

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)			$1,502	$107	$1,609

(1) Excluded from the Commercial amounts are mortgage loan participations where the sole participants are the Company and PL&A.  The total amounts were $2,823 million and $2,752 million as of December 31, 2021 and 2020, respectively.

(2) Amounts were updated subsequent to the issuance of the Annual Statement.

The Company’s mortgage loans finance various types of properties primarily throughout the U.S., Canada and the United Kingdom (UK).  The geographic distributions of the mortgage loans book/adjusted carrying value were as follows:

	December 31,
	2021	2020
	(In Millions)
California	$3,292	$2,998
Washington	1,363	1,360
Texas	1,343	1,525
Illinois	1,252	1,175
New York	907	915
Massachusetts	813	755
New Jersey	723	719
Virginia	708	475
Florida	704	589
Arizona	613	624
All other	4,205	3,924
Total	$15,923	$15,059

As of December 31, 2021 and 2020, the largest carrying amount of one single commercial loan in California, the state with the highest geographical distribution, was $404 million or 3% and $302 million or 2% of the mortgage loan carrying value, respectively.  This loan was secured by apartment buildings.

As of December 31, 2021, the largest total carrying value of multiple commercial loans with a single sponsor was $564 million and 4% of the mortgage loan carrying value.  As of December 31, 2021, these loans were located in Arizona and California and were secured by retail.  As of December 31, 2020, the largest total carrying value of multiple commercial loans with a single sponsor, a related party to the Company, was $614 million and 4% of the mortgage loan carrying value.  As of December 31, 2020, these loans were located in Washington, District of Columbia, Illinois, North Carolina, Georgia, Texas, Arizona, and California and were secured by apartment, lodging, and golf properties.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2021 and 2020.

For the years ended December 31, 2021, 2020 and 2019, the Company recognized in net investment income prepayment income of $30 million, $41 million and $32 million, respectively, from early pay off mortgage loans.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance.  Collateral performance includes a review of the most recent collateral inspection reports and financial statements.  Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV).  The DCR compares the collateral’s net operating income to its debt service payments.  DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments.  A larger DCR indicates a greater excess of net operating income over the debt service.  The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage.  LTVs greater than 100% indicate that the loan amount exceeds the collateral value.  A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process results in each loan being placed into a No Credit Concern category or one of three levels:  Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern.  Loans in the No Credit Concern category are performing and no issues are noted.  The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns.  The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong.  For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors.  Financial covenants may have been triggered due to declines in performance.  There may be disputes between the borrower and contractors.  Credit profile and/or borrower sponsorship remain stable but require monitoring.  Near term (6 months or less) maturity requires monitoring due to negative trends.  No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.  This includes troubled debt restructures (TDR) performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or the borrower may have requested covenant relief.  There may be disputes between the borrower and contractors.  Loan credit profile, borrower sponsorship and/or collateral value may have declined or given cause for concern.  Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.  Likelihood for TDR, impairment and loss is increased.  This includes all loans performing as agreed during the first year of a TDR unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist.  Borrower may have asked for modification of loan terms.  Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative.  Impairment loss is possible depending on current fair market value of the collateral.  This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 1 through Level 3 are placed on a watch list and monitored monthly, subject to the terms of the loan agreement.  Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired.  A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

The Company is working with borrowers who are experiencing financial difficulty as a direct result of the COVID-19 pandemic.  When necessary, the Company is providing loan modifications to assist borrowers with their present circumstances. These loans are accruing interest and are classified as current when performing under the terms of the modified loan agreement. On April 7, 2020, a group of banking agencies issued an Interagency Statement that offers practical expedients for evaluating whether loan modifications that occur in response to COVID-19 are TDR consistent with the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The Consolidated Appropriations Act, signed into law on December 27, 2020 extended the relief offered in the CARES Act through January 1, 2022 and clarified that insurance companies are covered under the CARES Act. The Company’s loan modifications will fall within the guidance of either the April 7, 2020 Interagency Statement or the CARES Act, both as adopted by the NAIC under INT 20-03, and do not qualify as TDRs. As of December 31, 2021, the Company has provided modification in the form of principal and/or interest payment relief and extension of maturity dates to mortgage loans with a total book value of $916 million.  These loans do not qualify as TDRs.

The following tables set forth mortgage loan credit levels as of December 31, 2021 and 2020 ($ In Millions):

	December 31, 2021
	No Credit Concern		Level 1 Minimal Credit Concern		Level 2 Moderate Credit Concern		Level 3 Significant Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Agricultural	$933	2.25							$933	2.25
Apartment	2,707	1.86							2,707	1.86
Golf course	52	2.40	$22	0.90			$18	0.82	92	1.73
Industrial	751	2.37							751	2.37
Lodging	799	2.30	87	0.47	$466	0.21			1,352	1.46
Mobile home park	179	3.62							179	3.62
Office	3,512	2.09			47	2.76	20	0.75	3,579	2.09
Residential	43	2.49							43	2.49
Retail	1,839	1.87	225	1.32			514	0.72	2,578	1.59
Construction	3,299		250		160				3,709
Total	$14,114	2.07	$584	1.07	$673	0.45	$552	0.72	$15,923	1.92

	December 31, 2020
	No Credit Concern		Level 1 Minimal Credit Concern		Level 2 Moderate Credit Concern		Level 3 Significant Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Agricultural	$754	2.25							$754	2.25
Apartment	1,728	1.59	$253	1.18					1,981	1.54
Golf course	38	1.11	21	0.74	$32	0.85	$20	0.69	111	0.89
Industrial	344	2.73							344	2.73
Lodging	211	1.36	662	0.25	371	(0.24)	337	(1.25)	1,581	(0.04)
Mobile home park	180	3.39							180	3.39
Office	3,532	1.94	617	2.18			20	0.62	4,169	1.97
Residential	84	2.37							84	2.37
Retail	489	1.59	1,911	1.77			185	1.91	2,585	1.74
Construction	2,072		954		245				3,271
Total mortgage loans	$9,432	1.92	$4,418	1.50	$648	(0.15)	$562	(0.08)	$15,060	1.63

JOINT VENTURES, PARTNERSHIPS AND LLCs

The Company does not have investments in joint ventures, partnerships and limited liability companies that exceed 10% of admitted assets of the Company as of December 31, 2021 and 2020.  For impaired investments in joint ventures, partnerships and limited liability companies, the Company recorded write downs of $11 million, $10 million and $6 million on 6, 5 and 7 investments during the years ended December 31, 2021, 2020 and 2019, respectively, based upon lower estimated future cash flows.

6.     FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2

Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in inactive markets, and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company’s financial instruments that are carried at fair value or net asset value (NAV) as of December 31, 2021 and 2020:

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2021:	(In Millions)
Assets:
Bonds:
Issuer obligations		$24			$24
LBASS			$103		103
Total bonds	—	24	103	—	127

Preferred stocks:
Industrial and miscellaneous		1	1		2
Total preferred stocks	—	1	1	—	2

Common stocks:
Industrial and miscellaneous	$16		22		38
Affiliates (1)	127				127
Total common stocks	143	—	22	—	165

Derivatives:
Foreign currency and interest rate swaps		208			208
Equity derivatives	82		1,916		1,998
Total derivatives	82	208	1,916	—	2,206

Separate account assets (2)	67,331	1		$644	67,976
Total	$67,556	$234	$2,042	$644	$70,476

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$213			$213
Equity derivatives			$10		10
Total	—	$213	$10	—	$223

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2020:	(In Millions)
Assets:
Bonds:
Issuer obligations		$2			$2
LBASS			$1		1
Total bonds	—	2	1	—	3

Common stocks:
Industrial and miscellaneous			7		7
Affiliates (1)	$120				120
Total common stocks	120	—	7	—	127

Derivatives:
Foreign currency and interest rate swaps		224			224
Equity derivatives	116		1,266		1,382
Total derivatives	116	224	1,266	—	1,606

Separate account assets (2)	61,335			$488	61,823
Total	$61,571	$226	$1,274	$488	$63,559

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$166			$166
Equity derivatives			$2		2
Total	—	$166	$2	—	$168

(1)  Consists of mutual funds managed by affiliated entities.

(2)  Consists of separate account assets that are primarily invested in mutual funds and hedge funds. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS, PREFERRED STOCKS AND COMMON STOCKS

The fair values of bonds, preferred stocks and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services.  For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing.  These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.  The Company accounts for certain derivatives that are designated as cash flow hedges in the same manner as the hedged liability, which are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets held at fair value primarily consist of investments in mutual funds and hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

The fair value of assets in the Separate Accounts in Level 2 consist of bonds based on the valuation methods described above in Bonds, Preferred Stocks and Common Stocks. The fair value of assets in the Separate Accounts in Level 3 consist of bonds based on valuation methods described in Bonds, Preferred Stocks and Common Stocks and mortgage loans based on the valuation method described below.

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the net asset value obtained from the fund managers. Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, long/short equity, loans, precious metals, real estate, derivatives, privately held companies and private partnerships. The redemption frequency can be daily, monthly, quarterly, semi-annually and annually. The remaining lockup period ranges from zero to 32 months as of December 31, 2021.  There are no unfunded commitments of investments measured using the NAV practical expedient  as of December 31, 2021.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

				Total Gains or (Losses)
	January 1,	Transfers Into	Transfers Out	Included in	Included in				December 31,
	2021	of Level 3 (1) (2)	of Level 3 (2)	Net Income	Surplus	Purchases	Sales	Settlements	2021
	(In Millions)
Bonds	$1	$31		$1	($2)	$72			$103
Preferred stocks						1			1
Common stocks	7					16	($1)		22
Derivatives, net	1,264			1,518	(53)	1,022		($1,845)	1,906
Total	$1,272	$31	$—	$1,519	($55)	$1,111	($1)	($1,845)	$2,032

				Total Gains or (Losses)
	January 1,	Transfers Into	Transfers Out	Included in	Included in				December 31,
	2020	of Level 3 (1) (2)	of Level 3 (2) (3)	Net Loss	Surplus	Purchases	Sales	Settlements	2020
	(In Millions)
Bonds	$11	$1	($10)					($1)	$1
Common stocks	5			$1		$19	($18)		7
Derivatives, net	826			883	$193	211		(849)	1,264
Total	$842	$1	($10)	$884	$193	$230	($18)	($850)	$1,272

(1) Transferred into Level 3 due to carrying value adjustments down to fair value.

(2) Transfers in and/or out are recognized at the end of each quarter.

(3) Transferred out of Level 3 due to NAIC designation upgrade.

The book/adjusted carrying values and fair values of the Company’s financial instruments are presented in the following table:

	December 31, 2021
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Millions)
Assets:
Bonds	$72,460	$67,346		$67,642	$4,818
Preferred stocks	2	2		1	1
Common stocks (1)	165	165	$143		22
Mortgage loans	16,605	15,923			16,605
Cash, cash equivalents and short-term investments	993	993	813	30	150
Contract loans	7,489	7,489			7,489
Derivatives, net	1,983	1,983	82	(5)	1,906
Securities lending reinvested collateral assets (2)	3,327	3,327		3,327
Other invested assets (1)	776	743		714	62
Separate account assets	70,462	70,442	67,331	2,254	230	$647
Liabilities:
Liability for deposit-type contracts (3)	11,705	11,108		6,919	4,786
Separate account liability for deposit-type contracts	6	6			6

	December 31, 2020
		Book/					Not
		Adjusted					Practicable
	Fair	Carrying					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Millions)
Assets:
Bonds	$66,401	$58,897		$63,086	$3,315
Preferred stocks	9	8		9
Common stocks (1)	127	127	$120		7
Mortgage loans	15,464	15,060			15,464
Cash, cash equivalents and short-term investments	2,000	2,000	1,792	200	8
Contract loans	7,690	7,690			7,690
Derivatives, net	1,437	1,437	115	58	1,264
Securities lending reinvested collateral assets (2)	2,681	2,681		2,681
Other invested assets (1)	578	547		568	10
Separate account assets	63,344	63,283	61,335	1,338	183	$488
Liabilities:
Liability for deposit-type contracts (3)	7,038	6,173		2,198	4,840
Borrowed money	49	49			49
Separate account liability for deposit-type contracts	4	4			4

(1) Excludes investments accounted for under the equity method.

(2) Excludes payable for securities lending as it equals the securities lending reinvested collateral.

(3) Excludes deposit liabilities with no defined or contractual maturities.

The tables above exclude the following financial instruments: investment income due and accrued and derivatives collateral receivable and payable.  The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit.

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2021 and 2020:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS (INCLUDING SECURITIES LENDING REINVESTED COLLATERAL ASSETS)

For cash and cash equivalents with maturities of three months or less from date of purchase, their fair values approximate their book/adjusted carrying values due to their short maturities. For short-term investments with maturities of one year or less from date of purchase, excluding cash equivalents and money market mutual funds, their fair values are determined using similar valuation techniques as described above for bonds. Cash equivalents that are money market mutual funds have fair values that approximate their book/adjusted carrying values due to the short maturities of the underlying investments of the funds. Securities lending reinvested collateral assets that are primarily reverse purchase agreements have fair values that approximate their book/adjusted carrying values due to their short maturities.

CONTRACT LOANS

Contract loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the contract loans is a reasonable approximation of fair value.

OTHER INVESTED ASSETS

Other invested assets consist primarily of surplus note investments held from other insurance providers and WCFIs that are NAIC rated 1 or 2. The fair values of the surplus note investments are priced by an independent pricing service as described for bonds above. The WCFIs are held at accreted book value which approximates fair value due to the short-term nature of the investment.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to determine the estimated fair value of liability for deposit-type contracts are: discounted cash flow methodologies using significant unobservable inputs, and discounted cash flow methodologies using current market risk-free interest rates and adding a spread to reflect nonperformance risk.  The fair value of the liability for deposit-type contracts issued at floating rates or that are short-term in nature approximate their carrying values.

BORROWED MONEY

The secured borrowing fair value is determined by discounting estimated future cash flows, using current rates that are applicable to similar quality, collateral type and maturity.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates.

7.                      DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk and equity risk, collectively “market risk”, and credit risk. Derivative instruments are also used to manage the duration mismatch of general  account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.

Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract, which exceeds the value of existing collateral, if any. The Company mitigates these risks through established market and credit risk limits.

The following table summarizes the notional amount, net carrying value, and fair value of the Company’s derivative instruments by derivative type.  Cash collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount	Net Carrying Value	Fair Value
	(In Millions)
December 31, 2021:
Equity call options	$22,355	$1,908	$1,908
Foreign currency swaps	4,325	65	65
Interest rate swaps	6,256	(70)	(70)
Equity total return swaps	155	(3)	(3)
Equity futures	2,731	82	82
Equity put options	732	1	1
Total	$36,554	$1,983	$1,983

December 31, 2020:
Equity call options	$17,222	$1,265	$1,265
Foreign currency swaps	2,015	(37)	(37)
Interest rate swaps	2,432	95	95
Equity total return swaps	140	(1)	(1)
Equity futures	2,736	115	115
Total	$24,545	$1,437	$1,437

Notional amount represents a standard of measurement of the volume of derivatives.  Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis.  Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

Cash collateral received from OTC counterparties was $846 million and $950 million as of December 31, 2021 and 2020, respectively.  Cash collateral pledged to OTC counterparties was $290 million and $37 million as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, the Company had also accepted collateral, consisting of various securities, with a fair value of $327 million and $12 million, respectively, which are held in separate custodial accounts.  As of December 31, 2021 and 2020, none of this collateral had been repledged.

The Company is required to pledge initial margin for all futures contracts.  The amount of required margin is determined by the exchange on which it is traded.  The Company pledged cash and assets to satisfy this collateral requirement.  Cash pledged for initial margin was $82 million and $115 million as of December 31, 2021 and 2020, respectively.  Assets pledged to satisfy this requirement for initial margin had a fair value of $138 million and $78 million as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, the Company provided collateral in the form of various securities with a carrying value of $126 million and $65 million, respectively, which are included in bonds.  The counterparties are permitted by contract to sell or repledge this collateral.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

The Company utilizes equity call options to hedge the credit paid to the policyholder on the underlying index for its life insurance products  with indexed account options. These equity call options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums.  These equity call options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital gains (losses) less tax.

For the years ended December 31, 2021, 2020 and 2019, $554 million, $432 million and $326 million, respectively, of option premium expense recorded in net investment income for the one-year equity call options hedging life indexed account insurance products was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

For the years ended December 31, 2021, 2020 and 2019, the Company recorded $15 million, $1 million and zero, respectively, in unrealized capital gain resulting from derivatives that no longer qualified for hedge accounting.

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company utilizes foreign currency interest rate swap agreements to convert fixed or floating foreign denominated liabilities to  U.S. dollar fixed liabilities. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies. The main currencies swapped that the Company has designated as cash flow hedges are the British pound and the Swiss franc.

The Company also utilizes interest rate swaps to hedge against reinvestment risk embedded in products with long durations. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 39 years. The Company may discontinue cash flow hedge accounting because it is no longer probable that the forecasted transaction will occur by the end of the originally specified time period or within two months of the anticipated date. The Company did not have cash flow hedges that have been discontinued.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company utilizes total return swaps, exchange-traded futures and equity put options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount.  Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates. The Company utilizes total return swaps, exchange-traded equity futures and equity call options based upon market indices to economically hedge the interest credited to the policyholder based upon the underlying equity index.  These equity call option contracts involve the exchange of an upfront premium payment for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities.

Foreign currency interest rate swap agreements are used to convert foreign-denominated assets or liabilities to U.S. dollar assets or liabilities. The main currencies that the Company economically hedges are the euro, British pound, and Canadian dollar.

The average and ending fair value of derivatives not designated as hedging instruments are as follows:

	Average Fair Value Years Ended December 31,		Ending Fair Value as of December 31,
	2021	2020	2021		2020
			Asset	Liability	Asset	Liability
	(In Millions)
Equity call options	$423	$259	$478		$486
Equity total return swaps	1	16		$3		$1
Equity futures	72	233	82		115
Foreign currency swaps	(8)	175	86	52	57	94
Interest rate swaps	(86)	118	89	159	167	72
Equity put options	5	23	1
Total	$407	$824	$736	$214	$825	$167

The following table summarizes the net gains or (losses) recorded in realized and unrealized capital gains and losses for derivatives not designated as hedging instruments.

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Equity total return swaps	($2)	$22	($65)
Equity futures	(401)	(1,080)	(13)
Foreign currency swaps	94	(107)	(7)
Interest rate swaps	(165)	78	19
Equity call options	733	422	308
Equity put options	(1)	39	(23)
Total	$258	($626)	$219

For the years ended December 31, 2021, 2020 and 2019, net losses from periodic net settlements and amortization recorded in net investment income were $176 million, $35 million and $330 million, respectively.

For equity call options with deferred financing premiums which are paid at the end of the derivative contract, summarized in the tables below are the undiscounted future settled premium commitments, equity call option fair value and equity call option fair value excluding impact of discounted future settled premiums (In Millions):

Years Ending December 31:	Premium Payments Due
2022	$613	(1)
2023	77
2024	18
2025	34
2026 and thereafter	49
Total undiscounted future settled premium commitments	$791

(1) Premium payments are expected to be made monthly, based upon current maturity date of derivative contracts.

Years Ending December 31:	Undiscounted Future Premium Commitments	Equity Call Option Fair Value		Equity Call Option Fair Value Excluding Impact of Discounted Future Settled Premiums
2021	$791	$1,480		$1,480
2020	621	784	(1)	$1,115

(1) The equity call option fair value excludes accrued premium liability of $290 million as of December 31, 2020.

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by derivative counterparties to OTC derivatives.  The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate.  In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received.  These master netting agreements include collateral arrangements with derivative counterparties, which requires positions be marked to market and margined on a daily basis by the daily settlement of variation margin.  The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.

The OTC agreements may include a termination event clause associated with financial strength ratings assigned by certain independent  rating agencies.  If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement, or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the net fair value of the underlying derivatives. As of December 31, 2021 and 2020, the Company’s financial strength ratings were above the specified level.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received.  The Company’s credit exposure for OTC derivatives as of December 31, 2021 was $2 million.  The maximum exposure to any single counterparty was $2 million as of December 31, 2021.  All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2021, 2020 and 2019.  The Company does not expect any counterparties to fail to meet their obligations given their investment-grade ratings.

8.                      INCOME TAXES

The components of net admitted deferred tax assets are as follows:

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)			(In Millions)
Gross deferred tax assets	$1,106		$1,106	$964		$964
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets	1,106		1,106	964		964
Deferred tax assets nonadmitted	124		124	146		146
Net admitted deferred tax asset	982		982	818		818
Deferred tax liabilities	229	$291	520	252	$155	407
Net admitted deferred tax asset (net deferred tax liability)	$753	($291)	$462	$566	($155)	$411

				Change during 2021
				Ordinary	Capital	Total
				(In Millions)
Gross deferred tax assets				$142		$142
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets				142		142
Deferred tax assets nonadmitted				(22)		(22)
Net admitted deferred tax asset				164		164
Deferred tax liabilities				(23)	$136	113
Net admitted deferred tax asset (net deferred tax liability)				$187	($136)	$51

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)			(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks	$—		$—	$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	462		462	411		411
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	462		462	411		411
Adjusted gross deferred tax assets allowed per limitation threshold			1,633			1,635
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	229	$291	520	252	$155	407
Deferred tax assets admitted as the result of application of SSAP No. 101	$691	$291	$982	$663	$155	$818

				Change during 2021
				Ordinary	Capital	Total
				(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks				$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation				51		51
Adjusted gross deferred tax assets expected to be realized following the balance sheet date				51		51
Adjusted gross deferred tax assets allowed per limitation threshold						(2)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities				(23)	$136	113
Deferred tax assets admitted as the result of application of SSAP No. 101				$28	$136	$164

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows ($ In Millions):

	December 31,
	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	1,172%	1,256%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$10,886	$10,898

The impacts of tax planning strategies as of December 31, 2021 and 2020 are as follows ($ In Millions):

	December 31, 2021
	Ordinary	Capital
Adjusted gross deferred tax assets	$1,106	$—
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$982	$—
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

	December 31, 2020
	Ordinary	Capital
Adjusted gross deferred tax assets	$964	$—
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$818	$—
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance as of December 31, 2021 and 2020.

The Federal income taxes are as follows:

	Years Ended December 31,			Change	Change
	2021	2020	2019	2021-2020	2020-2019
	(In Millions)
Federal income tax expense (benefit)	$210	($197)	($50)	$407	($147)
Federal income taxes on net capital gains (loss)	(7)	14	100	(21)	(86)
Other		(12)		12	(12)
Federal income tax expense (benefit)	$203	($195)	$50	$398	($245)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows. There were no capital deferred tax assets as of December 31, 2021 and 2020.

	December 31,
Deferred tax assets:	2021	2020	Change
Ordinary:	(In Millions)
Policyholder reserves	$598	$486	$112
Deferred acquisition costs	428	403	25
Compensation and benefits accrual	66	61	5
Policyholder dividend accruals	2	2	—
Other	12	12	—
Total	1,106	964	142
Statutory valuation allowance adjustment
Nonadmitted	124	146	(22)
Admitted deferred tax assets	982	818	164

Deferred tax liabilities:
Ordinary:
Investments	144	138	6
Fixed assets	78	106	(28)
Other	7	8	(1)
Total deferred tax liabilities	229	252	(23)

Capital:
Investments	291	155	136
Total	291	155	136

Deferred tax liabilities	520	407	113

Net admitted deferred tax assets	$462	$411	$51

The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2021	2020	Change
	(In Millions)
Total deferred tax assets	$1,106	$964	$142
Total deferred tax liabilities	520	407	113
Net deferred tax asset	$586	$557	29
Tax effect of unrealized activities			59
Change in net operating deferred income tax			$88

The CARES Act, enacted on March 27, 2020, contains certain income tax related provisions. One of the key provisions allows companies with net operating losses (NOL) originating in 2018, 2019 or 2020 to carry back those losses to the five preceding tax years and recover cash taxes paid in those years. The Company recorded a Federal income tax benefit for the expected carryback of 2020 NOL to the five preceding tax years from 2015 to 2019, some of which were at a higher statutory tax rate than the current year.  The benefit was reflected in Federal income tax expense (benefit) in 2020, with additional adjustment in 2021 based on 2020 tax return as filed.

Federal income tax expense (benefit) is different from that which would be obtained by applying the statutory Federal income tax rate of 21% to income before income taxes.  The significant items causing these differences are as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Provision computed at statutory rate	$225	($51)	$377
Tax impact from derivative gains (losses)	(43)	54	34
Tax impact from surplus activities		61	10
Tax impact from affiliates	41	(53)	(245)
Tax credits	(21)	(14)	(38)
Dividend received deduction	(33)	(30)	(30)
Taxes allocated under tax sharing agreement	(24)	(29)	(10)
Benefit of NOL carryback under CARES Act	(18)	(72)
Other	(12)	7	(1)
Total statutory income tax	$115	($127)	$97

Federal income tax expense (benefit)	$203	($195)	$50
Change in net deferred income taxes	(88)	68	47
Total statutory income tax	$115	($127)	$97

The Company had no low income housing and solar energy credit carryforwards as of December 31, 2021 and 2020.  The Company had no investment tax credits.  The Company had no Alternative Minimum Tax  credit carryforward. The Company had no adjustments of deferred tax assets (DTAs) and deferred tax liabilities (DTLs) for enacted changes in tax laws or a change in tax status.  The Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs.  The Company had no deposits under Section 6603 of the Internal Revenue Code.

The following are estimated Federal income taxes in the current and prior years that will be available for recoupment in the event of future net losses (In Millions).

	Ordinary	Capital
2021 estimated
2020		$27
2019		42

The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months from December 31, 2021.

The Company’s policy is to recognize interest expense and penalties related to tax contingencies as a component of Federal and foreign income taxes.  During the years ended December 31, 2021, 2020 and 2019, the Company paid an immaterial amount of interest and penalties to state tax authorities.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions.  PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2018. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under protest. The Company does not expect the current Federal and California audits to result in any material assessments.

9.                        BORROWED MONEY

The Company maintains a $700 million commercial paper program.  There was no commercial paper debt outstanding as of December 31, 2021 and 2020.  In addition, the Company had a bank revolving credit facility of $400 million maturing in June 2023 that served as a back-up line of credit to the commercial paper program. In June 2021, this facility and a $600 million revolving credit facility at Pacific LifeCorp were unified and extended into a new $1.0 billion senior revolving credit facility available to both borrowers up to the full commitment amount (the Company and Pacific LifeCorp) with a maturity date of June 2026. The new facility serves as a back-up line of credit to the commercial paper program. Interest is at variable rates. This facility had no debt outstanding as of  December 31, 2021 and 2020. The revolving credit facility has certain debt covenants and the Company was in compliance with those debt covenants as of December 31, 2021. The Company maintains a reverse repurchase line of credit with various financial institutions. There was no debt outstanding in connection with these lines of credit as of December 31, 2021 and 2020.

The Company had an outstanding liability for borrowed money in the amount of $49 million as of December 31, 2020, due to an unrelated third party.  The lender’s collateral for the amount borrowed was a participation interest in two of the Company’s commercial mortgage loans that are secured by real estate properties.  In 2021, the participation agreement was terminated.

The Company is a member of the Federal Home Loan Bank (FHLB) of Topeka.  The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements, debt covenant restrictions and insurance laws and regulations. The Company’s estimated maximum borrowing capacity (after taking into account required collateralization levels) was $1.5 billion and $1.7 billion as of December 31, 2021 and 2020, respectively.  However, asset eligibility determination is subject to the FHLB’s discretion and to the availability of qualifying assets at the Company.  Interest is at variable or fixed rates.

Through its membership, the Company has issued funding agreements to the FHLB in exchange for cash advances. The Company uses these funds in an investment spread strategy, consistent with its other investment spread business. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s general strategy to utilize funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money.  The funding agreement reserves established were $489 million and $102 million as of December 31, 2021 and 2020, respectively.  The funding agreement liabilities are included in liability for deposit-type contracts.  There was no debt outstanding with the FHLB as of December 31, 2021 and 2020.

The collateral pledged to the FHLB is as follows:

	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
	December 31, 2021			December 31, 2020
General Accounts:	(In Millions)
Total collateral pledged	$1,100	$1,081	$489	$705	$637	$102
Maximum collateral pledged	1,108	1,087	489	926	915	508

The maximum borrowing from FHLB during the year ended December 31, 2021 is as follows (In Millions):

General Account
Debt	$—
Funding agreements	489
Total	$489

The Company’s current borrowings from FHLB are not subject to prepayment penalties.

The Company is required to purchase stock in FHLB of Topeka each time it receives an advance.  As of December 31, 2021 and 2020, the Company holds $22 million and $7 million, respectively, of FHLB of Topeka stock, which is recorded in common stocks.

10.                  CAPITAL AND SURPLUS

The Company has 600,000 shares of common stock authorized, issued and outstanding with a par value of $50.00 per share. There is only one class of shares.

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws.  These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on this limitation and 2021 statutory results, the Company could pay up to $769 million in dividends in 2022 to Pacific LifeCorp, without prior approval by the NE DOI, subject to the notification requirement.  Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders.   There are no other restrictions on unassigned surplus.

During the year ended December 31, 2021, Pacific Life paid an ordinary dividend in the form of cash and bonds to Pacific LifeCorp of $450 million.  During the years ended December 31, 2020 and 2019, Pacific Life paid an ordinary cash dividend to Pacific LifeCorp of zero and $650 million, respectively.

During the year ended December 31, 2020, Pacific LifeCorp made a capital contribution to the Company of $650 million that is reported in paid in surplus.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented by cumulative unrealized gains, net, as of December 31, 2021 and 2020 was $708 million and $332 million, respectively.

SURPLUS NOTES

The carrying values of surplus notes are shown below:

	December 31,
	2021	2020
	(In Millions)
1993 Surplus Notes	$134	$134
2009 Surplus Notes	385	385
2013 Surplus Note	407	406
2017 Surplus Notes	749	749
Total surplus notes	$1,675	$1,674

1993 Surplus Notes:

On December 30, 1993, the Company issued Contribution Certificates, also referred to as surplus notes (1993 Surplus Notes) in the principal amount of $150 million for net cash proceeds of approximately $147 million at an interest rate of 7.90% maturing on December 30, 2023.  Interest is payable semiannually on June 30 and December 30.  Total interest and principal paid on a cumulative basis was $330 million and $16 million, respectively, as of December 31, 2021.  Interest paid on the 1993 Surplus Notes amounted to $11 million for the years ended December 31, 2021, 2020 and 2019, and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.  The Company had entered into interest rate swaps converting these surplus notes to variable rate notes based upon the London Interbank Offered Rate (LIBOR).  During the year ended December 31, 2011, the interest rate swaps were terminated. Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and are amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method.  As of December 31, 2021, total unamortized gains were $10 million.  Amortization totaled $5 million, $5 million and $4 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The 1993 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Merrill Lynch & Co., Goldman Sachs & Co., and J.P. Morgan Securities, Inc., and are administered by JPMorgan Chase Bank.  The 1993 Surplus Notes may not be redeemed at the option of the Company or any holder of the 1993 Surplus Notes. The 1993 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Each payment of interest on and the repayment of principal of the 1993 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 1993 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time.

On October 24, 2017, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $16 million of the 1993 Surplus Notes. A tender offer premium payment of $4 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $3 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

2009 Surplus Notes:

On June 15, 2009, the Company issued $1 billion of surplus notes at a fixed interest rate of 9.25%, maturing on June 15, 2039 (2009 Surplus Notes).  Interest is payable semiannually on June 15 and December 15.  Total interest and principal paid on a cumulative basis was and $959 million and $615 million, respectively, as of December 31, 2021.  Interest paid on the 2009 Surplus Notes amounted to $36 million for each of the years ended December 31, 2021, 2020 and 2019 and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.  The Company may redeem all or a portion of the 2009 Surplus Notes at its option, subject to the prior approval of the Director of the NE DOI for such optional redemption.  The 2009 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Each payment of interest on and the repayment of principal of the 2009 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI.  The Company had entered into interest rate swaps converting these surplus notes to variable rate notes based upon the LIBOR. During the year ended December 31, 2011, the interest rate swaps were terminated.  Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and are amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method.  As of December 31, 2021, total unamortized gains were $113 million.  Amortization totaled $3 million for each of the years ended December 31, 2021, 2020 and 2019.

The 2009 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman Sachs & Co., UBS Investment Bank and Wachovia Securities. U.S. Bank has been appointed as fiscal agent to act as registrar, principal paying agent and transfer agent with respect to the 2009 Surplus Notes.  The 2009 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time.

On January 22, 2013, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $323 million of the 2009 Surplus Notes. A tender offer premium payment of $155 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $112 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

On February 11, 2016, with the approval of the Director of the NE DOI, the Company repurchased and retired an additional $56 million of principal of its 2009 Surplus Notes. A premium payment of $24 million was recorded in interest expense and reported through net investment income.  Partially offsetting the interest expense was $18 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

On October 24, 2017, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $236 million of the 2009 Surplus Notes. A tender offer premium payment of $166 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $74 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

2013 Surplus Note:

Concurrent with the repurchase of 2009 Surplus Notes on January 22, 2013 discussed above and, with the approval of the Director of the NE DOI, the Company issued a $500 million, 30-year surplus note to its parent, Pacific LifeCorp, at a fixed interest rate of 5.125%, with semi-annual interest payments due January 25 and July 25, maturing on January 25, 2043 (2013 Surplus Note). Each payment of interest on and the repayment of principal of the 2013 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2013 Surplus Note is unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Total interest and principal paid on a cumulative basis was $201 million and $90 million, respectively, as of December 31, 2021.  Interest paid on the 2013 Surplus Note amounted to $21 million for each of the years ended December 31, 2021, 2020 and 2019 and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.

On October 24, 2017, with the approval of the Director of the NE DOI, the Company repurchased and retired $90 million of the 2013 Surplus Note.

2017 Surplus Notes:

On October 24, 2017, with the approval of the Director of the NE DOI, the Company issued $750 million of 4.3% surplus notes maturing on October 24, 2067 (2017 Surplus Notes). The 2017 Surplus Notes accrue interest at a fixed rate of 4.3% through October 23, 2047, and thereafter until maturity at a floating rate equal to the three-month LIBOR for deposits in U.S. dollars plus 2.796%.  Interest is payable semiannually on April 24 and October 24 until and including October 24, 2047, and thereafter quarterly on January 24, April 24, July 24 and October 24 of each year, commencing on January 24, 2048.

The 2017 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Barclays, Citigroup, Credit Suisse, Wells Fargo Securities, and Goldman Sachs & Co. LLC.  The Company may redeem all or a portion of the 2017 Surplus Notes at its option any time on or after October 24, 2047 at the redemption price described under the terms of the 2017 Surplus Notes subject to the prior approval of the Director of the NE DOI for such optional redemption.  Each payment of interest on and the repayment of principal of the 2017 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2017 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time. The 2017 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  Total interest and principal paid on a cumulative basis was and $129 million and zero, respectively, as of December 31, 2021.  Interest paid on the 2017 Surplus Notes amounted to $32 million for each of the years ended December 31, 2021, 2020 and 2019 and is included in net investment income.  There was no principal paid during the years ended December 31, 2021, 2020 and 2019.

11.                  REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger mortality risks and provide additional capacity for growth.  As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners.  To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable.  Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded in the statements of operations - statutory basis relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements.  The amounts included in revenue adjustments on reinsurance ceded primarily represents ceded current and future policy benefits, net investment income and net realized capital gains (losses) less tax, related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

For the years ended December 31, 2021, 2020 and 2019, premiums assumed were $2.5 billion, $0.9 billion and $0.9 billion, and premiums ceded were $1.8 billion, $1.2 billion and $1.4 billion, respectively.  As of December 31, 2021 and 2020, reserve credits recorded on ceded reinsurance were $4.2 billion and $3.6 billion, respectively.

Amounts recoverable from reinsurers on paid losses, included in other assets, were $356 million and $296 million as of December 31, 2021 and 2020, respectively.  Reinsurance recoveries for unpaid losses, included in other liabilities, totaled $355 million and $222 million as of December 31, 2021 and 2020, respectively.

The Company has assumed and ceded reinsurance contracts in place with a reinsurer whose financial stability has deteriorated. In March 2019, the reinsurer’s domiciliary state regulator issued a rehabilitation and injunction order, in which the regulator shall conduct and continue business of the reinsurer.  The Company recorded an immaterial impairment, and the Company does not expect the financial deterioration of the reinsurer to have a material adverse effect on the Company’s financial statements  - statutory basis as of December 31, 2021.

As part of a strategic alliance, the Company reinsures risks associated with policies written by an independent producer group primarily through modified coinsurance arrangements with this producer group’s reinsurance company.  Premiums ceded to this producer group amounted to $371 million, $274 million and $273 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Direct premiums written or produced by this producer group amounted to $146 million, $90 million and $76 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was $2.5 billion and $2.2 billion as of December 31, 2021 and 2020, respectively.  The amount of new reinsurance credits taken for an existing agreement amended during the year ended December 31, 2021, which included policies or contracts that were in force or which had existing reserves established by the Company, was $70 million as of December 31, 2021.

CEDED AFFILIATED REINSURANCE

The Company cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets and third-party excess of loss reinsurance agreement or note facilities. As of December 31, 2021, Pacific Life’s total statutory reserve credit was $3,131 million, of which $1,737 million was supported by third party excess of loss reinsurance agreement and note facilities, as described below.  As of December 31, 2020, the Company’s total statutory reserve credit was $2,828 million, of which $1,480 million was supported by third party excess of loss reinsurance agreement and note facilities, as described below.

The Company utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Polices” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s universal life products with flexible duration no lapse guarantee rider (FDNLGR) benefits. PAR Vermont and PBRC are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department). PAR Vermont and PBRC are wholly-owned subsidiaries of the Company and accredited authorized reinsurers in Nebraska.  The Company cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC. Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at the Company.

Effective December 1, 2019, PAR Vermont entered into a 25-year excess of loss reinsurance agreement (XOL Agreement) with an unrelated third party for a maximum commitment amount of $1.5 billion with an expiration date of December 1, 2044 which replaced the previously held letter of credit (LOC) Facility. The XOL Agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont. The XOL Asset Value calculated in accordance with the XOL Agreement was approved as, and was included as, an admitted asset by the Vermont Department as of December 31, 2021.  The XOL asset value in the amount of $719 million ($719 million admitted) and $627 million ($627 million admitted) was recorded by PAR Vermont as of December 31, 2021 and 2020, respectively, (Note 1).

Reserves in excess of the economic reserves are supported at PBRC by a note facility with a maximum commitment amount of $1.6 billion.  This facility is non-recourse to the Pacific LifeCorp or any of its affiliates, other than PBRC. Through this facility, PBRC issued a surplus note with a maturity date of December 2046 and received a promissory note in return with a maturity date of December 2041. The promissory note is credit enhanced by a highly rated third-party reinsurer for 22 years with a three year extension. The promissory note has been approved as an admissible asset by the Vermont Department for PBRC statutory accounting.  As of December 31, 2021 and 2020, the promissory note amounted to $647 million and $525 million, respectively, and was held in a trust with the Company as beneficiary.  PBRC admitted $647 million and $525 million as an asset in its statutory financial statements as of December 31, 2021 and 2020, respectively, (Note 1).

The Company executed a single reinsurance agreement subject to the requirements of NAIC Actuarial Guideline 48.  The reinsurance agreement with PBRC was effective January 1, 2015 and covers certain level term insurance policies and the FDNLGR benefits on certain covered policies issued from January 1, 2015 through December 31, 2019.  For this reinsurance agreement, funds consisting of certain defined assets (Primary Security) in an amount at least equal to the minimum amount required of Primary Security are held by the Company as security under the reinsurance agreement on a funds withheld basis.  Funds consisting of other security in an amount at least equal to the portion of the statutory reserves, as to which Primary Security is not held, are held in a trust on behalf of the Company as security under the reinsurance agreement.  As of December 31, 2021 and 2020, the Company did not have any non-zero Primary Security Shortfalls.

RGBM assumes certain U.S. life retrocession business from the Company, as well as other non-U.S. life retrocession business.  The Company has reinsurance agreements with RGBM, through which the Company retrocedes underlying YRT U.S. treaties on a 100% coinsurance with funds withheld basis to RGBM (RGBM Agreement). The statutory reserve credit was supported by a letter of credit (RGBM LOC) issued to RGBM by a highly rated bank for the benefit of the Company. In June 2021, RGBM became a reciprocal reinsurer under Nebraska law, allowing it to reinsure business ceded to it from the Company without the need to post collateral. Effective July 1, 2021, the RGBM Agreement was amended to remove RGBM’s obligation to provide the RGBM LOC and the RGBM LOC was terminated on July 16, 2021. In addition, the RGBM Agreement was modified from a 100% coinsurance with funds withheld to a 100% coinsurance agreement. In connection with the RGBM LOC, Pacific LifeCorp provided a guarantee to the bank for certain obligations under the letter of credit reimbursement agreement, which was terminated in August 2021. Pacific LifeCorp continues to have a capital maintenance agreement with RGBM.

The Company has policies issued that have been reinsured by Union Hamilton Reinsurance, Ltd., which is chartered in a country other than the U.S. that is owned in excess of 10% by a person not primarily engaged in the insurance business.  Union Hamilton Reinsurance, Ltd. is a Bermuda based subsidiary, which is wholly-owned by Wells Fargo & Company that provides a broad range of retail banking and brokerage, asset and wealth management, and corporate and investment banking products and services.

ASSUMED AFFILIATED REINSURANCE

The Company has reinsurance agreements with PLRL through which the Company provides two longevity reinsurance solutions. Assumed premiums related to the protection of longevity risk associated with individual annuities and pension schemes by the Company amounted to $72 million,  $71 million and $56 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Assumed premiums related to the protection of asset, interest rate and longevity risk associated with pension schemes by the Company amounted to $1.7 million, zero and zero during the years ended December 31, 2021, 2020 and 2019, respectively.

12.      EMPLOYEE BENEFIT PLANS

The Company maintains a Supplemental Executive Retirement Plan (SERP) for certain eligible employees. The SERP is a non-qualified defined benefit plan.  As of December 31, 2021 and 2020, the benefit obligation and total liability recognized were $81 million and $78 million, respectively.  The accrued benefit costs were $59 million and $58 million and the liability for pension benefits were $22 million and $20 million as of December 31, 2021 and 2020, respectively.  The fair value of plan assets as of December 31, 2021 and 2020 was zero.

POSTRETIREMENT BENEFITS

The Company provides a postretirement health care reimbursement plan (the Plan) that provides benefits for eligible retirees and their dependents.  As of December 31, 2021 and 2020, the benefit obligation and total liability recognized were $6 million and $7 million, respectively.  The accrued benefit costs were $6 million and $6 million and the liability for pension benefits were zero and $1 million as of December 31, 2021 and 2020, respectively.  The fair value of the plan assets as of December 31, 2021 and

2020 was zero.  The Company reserves the right to modify or terminate the Plan at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The following is a summary of pension and postretirement benefits as of December 31, 2021 and 2020:

	Pension Benefit		Postretirement Benefits
	December 31,		December 31,
	2021	2020	2021	2020
	(In Millions)
Change in benefit obligation - underfunded:
Benefit obligation, beginning of year	$78	$71	$7	$8
Service cost	4	4
Interest cost	2	2
Actuarial gains and losses	5	4	(1)	(1)
Benefits paid	(2)	(3)
Business combinations, divestitures, settlements and special termination benefits	(6)
Benefit obligation, end of year	$81	$78	$6	$7

	Pension Benefit			Postretirement Benefits
	Years Ended December 31,			Years Ended December 31,
	2021	2020	2019	2021	2020	2019
	(In Millions)
Components of net periodic benefit cost:
Service cost	$4	$4	$5
Interest cost	2	2	3
Gains and losses	1	2	1
Prior service cost or credit			1
Gain or loss recognized due to a settlement or curtailment	2		2
Total net periodic benefit cost	$9	$8	$12	$—	$—	$—

	Pension Benefit		Postretirement Benefits
	December 31,		December 31,
	2021	2020	2021	2020
	(In Millions)
Amounts in unassigned fund (surplus) recognized as components of net periodic benefit costs:
Items not yet recognized as a component of net periodic cost - prior year	$20	$18	$1	$2
Net prior service cost or credit recognized or arising during the period
Net gain or loss arising during the period	5	3	(1)	(1)
Net gain or loss recognized	(3)	(1)
Items not yet recognized as a component of net periodic cost - current year	$22	$20	$—	$1

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost	$1	$1
Net recognized gains or losses	$21	$19	$—	$1

Weighted average assumptions are as follows:

	Pension Benefit			Postretirement Benefits
	Years Ended December 31,			Years Ended December 31,
Net Periodic Benefit Costs:	2021	2020	2019	2021	2020	2019
Weighted average discount rate	2.05%	2.90%	4.15%	2.25%	3.05%	4.20%
Interest crediting rates /Pre-1994 RRA subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	2.40%	3.10%	4.15%	3.50%	5.00%	5.00%

	December 31,			December 31,
	2021	2020		2021	2020
Projected Benefit Obligations:
Weighted average discount rate	2.55%	2.05%		2.60%	2.25%
Interest crediting rates/Pre-1994 RRA subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	2.75%	2.40%		3.50%	3.50%

The Company does not have any regulatory contribution requirements for 2021.  The Company expects to contribute $7 million in 2022 for the pension plans and $1 million for the postretirement plans.  The following estimated future payments, which reflect expected future service, as appropriate, are expected to be paid for the years ending December 31 (In Millions):

2022	2023	2024	2025	2026	2027 through 2031
$9	$7	$8	$8	$6	$36

RETIREMENT INCENTIVE SAVINGS PLAN

The Company provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees. The Company’s RISP matches 75% of each employee’s contribution, up to a maximum of 6% of eligible employee compensation. The Company’s match plus other contributions made by the Company to the RISP amounted to $41 million, $44 million and $40 million for the years ended December 31, 2021, 2020 and 2019, respectively.

OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts.  The interest rate is determined quarterly.  The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. As of December 31, 2021 and 2020, the deferred amounts were $137 million and $138 million, respectively.  The Company’s contributions to the plan were $6 million, $7 million and $7 million for the years ended December 31, 2021, 2020 and 2019, respectively.

13.      RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS AND CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES

For traditional policies with a flat extra premium, the reserve consists of the regular standard reserve plus 50% of such extra premium.  For traditional policies with a substandard rating, the reserve consists of the regular standard reserve plus an extra reserve based on an appropriate multiple of the valuation mortality table. For other policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2021 and 2020, the Company had $20.3 billion and $24.8 billion, respectively, of insurance in force for which gross premiums are less than the net premiums according to the valuation standard set by the State of Nebraska.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions.  For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

Other reserve changes are comprised of changes in separate account fair values, surrender or alternative comparison values, partial withdrawals, changes in deficiency reserves, and change in CRVM expense allowance.  As of December 31, 2021 and 2020, other reserve changes were $331 million and $490 million, respectively.

As of December 31, 2021 and 2020, there were $16 million and $17 million, respectively, in aggregate reserves for accident and health contracts. There were no significant changes in methodology or assumptions of the reserves during the years ended December 31, 2021, 2020 and 2019.

14.      ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities, group annuities and deposit-type contracts:

Individual Annuities:	December 31, 2021
	General	Separate Account		% of
	Account	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,218		$15,218	18%
At book value less current surrender charge of 5% or more (1)	2,333		2,333	3%
At fair value		$55,415	55,415	64%
Total with market value adjustment or at fair value	17,551	55,415	72,966	85%
At book value without adjustment	7,270		7,270	8%
Not subject to discretionary withdrawal	6,142	2	6,144	7%
Total (gross: direct + assumed)	30,963	55,417	86,380	100%
Reinsurance ceded	342		342
Total (net)	$30,621	$55,417	$86,038

Amount included at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$1,045		$1,045

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

Group Annuities:	December 31, 2021
	General	Separate Account		% of
	Account	With Guarantees	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$1		$1
Not subject to discretionary withdrawal	7,527	$2,798	10,325	100%
Total (gross: direct + assumed)	7,528	2,798	10,326	100%
Reinsurance ceded
Total (net)	$7,528	$2,798	$10,326

Deposit-type Contracts:	December 31, 2021
	General	Separate Account		% of
	Account	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$130		$130	1%
At fair value		$6	6
Total with market value adjustment or at fair value	130	6	136	1%
At book value without adjustment	1,631		1,631	15%
Not subject to discretionary withdrawal	9,437		9,437	84%
Total (gross: direct + assumed)	11,198	6	11,204	100%
Reinsurance ceded
Total (net)	$11,198	$6	$11,204

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2021
	General	Separate Account	Separate Account		% of
	Account	With Guarantees	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,349			$15,349	14%
At book value less current surrender charge of 5% or more (1)	2,333			2,333	2%
At fair value			$55,421	55,421	52%
Total with market value adjustment or at fair value	17,682		55,421	73,103	68%
At book value without adjustment	8,901			8,901	8%
Not subject to discretionary withdrawal	23,106	$2,798	2	25,906	24%
Total (gross: direct + assumed)	49,689	2,798	55,423	107,910	100%
Reinsurance ceded	342			342
Total (net)	$49,347	$2,798	$55,423	$107,568

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2020
	General	Separate Account	Separate Account		% of
	Account	With Guarantees	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,202			$15,202	16%
At book value less current surrender charge of 5% or more (1)	2,595			2,595	3%
At fair value			$51,035	51,035	54%
Total with market value adjustment or at fair value	17,797		51,035	68,832	73%
At book value without adjustment	6,301			6,301	6%
Not subject to discretionary withdrawal	18,120	$1,657	2	19,779	21%
Total (gross: direct + assumed)	42,218	1,657	51,037	94,912	100%
Reinsurance ceded	23			23
Total (net)	$42,195	$1,657	$51,037	$94,889

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

The following information is obtained from the applicable exhibit in the Company’s Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the NE DOI, and are provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2021	2020
	(In Millions)
Annual Statement:
Annuities	$38,146	$35,911
Supplementary contracts with life contingencies	3	3
Deposit-type contracts and funding agreements	11,198	6,281
Subtotal	49,347	42,195

Separate Accounts Annual Statement:
Annuities	58,216	52,690
Other contract deposit funds	5	4
Subtotal	58,221	52,694

Combined total	$107,568	$94,889

15.     ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves as of December 31, 2021 and 2020:

December 31, 2021	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,803	$3,288	$3,363
Universal life with secondary guarantees	5,541	5,511	8,241
Indexed universal life	4	4	4
Indexed universal life with secondary guarantees	13,813	12,222	13,495
Other permanent cash value life insurance	9,976	10,697	11,023
Variable universal life	3,707	3,672	3,775	$11,469	$11,354	$11,348
Miscellaneous reserves	2	2	7

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			956
Disability - active lives (1)			7
Disability - disabled lives			13
Miscellaneous reserves			874
Total (direct + assumed)	35,846	35,396	41,758	11,469	11,354	11,348
Reinsurance ceded			3,894
Total (net)	$35,846	$35,396	$37,864	$11,469	$11,354	$11,348

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

December 31, 2020	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,861	$3,341	$3,406
Universal life with secondary guarantees	5,469	5,440	8,232
Indexed universal life with secondary guarantees	11,301	9,990	10,964
Other permanent cash value life insurance	10,198	10,804	11,125
Variable universal life	3,576	3,544	3,630	$9,924	$9,830	$9,824
Miscellaneous reserves	5	5	8

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			800
Disability - active lives (1)			5
Disability - disabled lives			13
Miscellaneous reserves			843
Total (direct + assumed)	33,410	33,124	39,026	9,924	9,830	9,824
Reinsurance ceded			3,590
Total (net)	$33,410	$33,124	$35,436	$9,924	$9,830	$9,824

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health and separate accounts annual statements.

	December 31,
	2021	2020
Annual Statement:	(In Millions)
Life insurance section	$36,896	$34,626
Disability - active lives section	585	509
Disability - disabled lives section	10	11
Miscellaneous reserves section	373	290
Subtotal	37,864	35,436

Separate Accounts Annual Statement:
Life insurance section	11,348	9,824
Combined total	$49,212	$45,260

16.                  PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

	December 31, 2021		December 31, 2020
		Net of		Net of
	Gross	Loading	Gross	Loading
	(In Millions)
Ordinary new business	($8)	($25)	$7	($12)
Ordinary renewal	131	129	203	201
Group annuity	52	52	86	86
Total	$175	$156	$296	$275

17.                  ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE

Electronic data processing (EDP) equipment and non-operating software are carried at cost less accumulated depreciation and are included in other assets.  The net amount of all non-operating software is nonadmitted.  Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life or three years for EDP equipment and five years for non-operating software.  Costs incurred for the development of internal use non-operating software are capitalized and amortized using the straight-line method over the lesser of the estimated useful life or five years.  Depreciation expense related to EDP equipment and non-operating software amounted to $22 million, $23 million and $22 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Net admitted EDP equipment and non-operating software consist of the following:

	December 31,
	2021	2020
	(In Millions)
EDP equipment	$42	$41
Non-operating system software	278	246
Total	320	287
Accumulated depreciation	226	211
Net	94	76
Nonadmitted	89	72
Net admitted	$5	$4

18.                  SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business.  As of December 31, 2021, the Company reported assets and liabilities from the following product lines in separate accounts:

•                  Variable annuities

•                  Variable universal life

•                  Group annuities

In accordance with the products recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

As of December 31, 2021 and 2020, the Company’s Separate Accounts Annual Statement included legally insulated assets of $70.4 billion and $63.3 billion, respectively.  The assets legally insulated and not legally insulated from the general account as of December 31, 2021 are attributed to the following products (In Millions):

	Separate Account Assets	Separate Account Assets
Product	Legally Insulated	Not Legally Insulated
Variable annuities	$56,300
Variable universal life	11,472
Group annuities	2,670
Total	$70,442	$—

In accordance with the products recorded within the Separate Account, some separate account liabilities are guaranteed by the General Account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk taken, the Separate Account paid risk charges as follows for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 of $347 million, $300 million, $293 million, $303 million, and $317 million, respectively.

For the years ended December 31, 2021, 2020 and 2019, the General Account of the Company had paid $10 million, $15 million and $14 million, respectively, toward the Separate Account guarantees.

The Company has Separate Accounts with guarantees comprised of the group annuities business where the General Account guarantees annuity payments if the Separate Accounts is unable to do so. Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required. The Company’s Separate Accounts without guarantees consist of the variable annuities and variable universal life businesses where the assets of these accounts are carried at fair value.

Information regarding the separate accounts is as follows:

	Separate Accounts with Guarantees (1)	Without Guarantees	Total	Separate Accounts with Guarantees (1)	Without Guarantees	Total
	Years Ended December 31,

	2021			2020
	(In Millions)
Premiums, considerations or deposits	$1,156	$5,783	$6,939	$1,585	$3,752	$5,337

	December 31,

	2021			2020
Reserves for accounts with assets at:	(In Millions)
Fair value		$66,770	$66,770		$60,861	$60,861
Amortized cost	$2,798		2,798	$1,657		1,657
Total reserves	$2,798	$66,770	$69,568	$1,657	$60,861	$62,518

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal at fair value		$66,768	$66,768		$60,859	$60,859
Not subject to discretionary withdrawal	$2,798	2	2,800	$1,657	2	1,659
Total	$2,798	$66,770	$69,568	$1,657	$60,861	$62,518

(1) Represents nonindexed guarantee 4% or less.

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Transfers as reported in the summary of operations - statutory basis of the Separate Accounts Annual Statement:
Transfers to separate accounts	$6,937	$5,337	$3,525
Transfers from separate accounts	6,593	5,432	6,279
Net transfers from separate accounts	344	(95)	(2,754)
Reconciling adjustments:
Net lag loss for annuities in general account only	(1)
Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	$343	($95)	($2,754)

19.                  COMMITMENTS AND CONTINGENCIES

As of December 31, 2021, the Company had $767 million of outstanding mortgage loan commitments in the General Account which were primarily advances for construction loans.  Construction loan advances are made during the term of the construction loan as the borrower meets certain loan advance requirements.

As of December 31, 2021, the Company had $4,483 million of commitments to fund investments in SCA entities, joint ventures, partnerships and limited liability companies.

As of December 31, 2021, the Company had $1.9 billion and $65 million of outstanding contractual obligations to acquire private placement securities for the General Account and Separate Account, respectively.

The Company has an agreement with PL&A to lend up to $100 million at a variable interest rate. There were no borrowings outstanding as of December 31, 2021 and 2020.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

In connection with the operations of PSD, the Company has made a commitment to provide for additional capital funding as may be required.  The Company made capital contributions to PSD of $19 million, $15 million and $17 million for the years ended December 31, 2021, 2020 and 2019, respectively.  In connection with the operations of PLFA, the Company and PL&A are obligated to contribute additional capital funding as may be required according to their respective membership percentages.  There were no capital contributions to PLFA for the years ended December 31, 2021, 2020 and 2019.

The Company leases facilities under various operating leases, which in most, but not all cases, are noncancelable.  Rental expense, which is included in operating expenses, in connection with these leases was $12 million, $10 million and $7 million for the years ended December 31, 2021, 2020 and 2019, respectively.  Aggregate minimum future commitments are as follows (In Millions):

Year Ending December 31:
2022	$11
2023	10
2024	10
2025	9
2026 and thereafter	15
Total	$55

Certain rental commitments have renewal options extending through the year 2028. Some of these renewals are subject to adjustments in future periods.

The Company entered into agreements with PLRL, Pacific Life Re (Australia) Pty Limited (PLRA), RIBM and RGBM, all such entities being wholly-owned indirect subsidiaries of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRL, PLRA, RIBM and RGBM, respectively. The guarantees for PLRL, PLRA and RIBM are secondary to the guarantees provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by PLRL, PLRA or RIBM and Pacific LifeCorp. PLRL, PLRA, RIBM and RGBM each pay the Company a fee for their respective guarantees.  Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse impact on the Company’s financial statements - statutory basis.

Pacific Life had a guarantee to provide funds, on Pacific LifeCorp’s behalf, of up to 165 million pound sterling to PLRL, which terminated in January 2022.  This guarantee was contingent on the nonperformance of a contingent capital commitment between Pacific LifeCorp and PLRL.  Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse impact on the Company’s financial statements - statutory basis.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.  Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial statements - statutory basis.  The Company believes adequate provision has been made in its financial statements - statutory basis for all probable and reasonably estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD).  Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project.  In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action.  Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment the Act on December 22, 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company’s financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.  These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated.  The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, the Company may record a contingent reserve for such matters. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s financial statements - statutory basis.

The Company issues synthetic guaranteed interest contracts to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans and 529 plans. The plan uses the contract in its stable value fixed income option. The Company receives a fee for providing book value accounting for the plan’s stable value fixed income option.  In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the plan the difference between book value and fair value. The Company mitigates the investment risk through pre-approval and compliance monitoring of the investment guidelines, and contractual provisions including the credited rate reset formula that reflects the actual investment and cash flow experience of the underlying plan.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent  insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset.  As of December 31, 2021 and 2020, the estimated liability was $1.5 million and $1.6 million, respectively.  As of December 31, 2021 and 2020, the related premium tax receivable was $1.3 million and $1.5 million, respectively.  These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

See Note 7 for discussion of other contingencies related to derivative instruments.

See Note 8 for discussion of other contingencies related to income taxes.

See Note 11 for discussion of other contingencies related to reinsurance.

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  S E L E C T E D  F I N A N C I A L  D A T A

A S  O F  A N D  F O R  T H E  Y E A R  E N D E D  D E C E M B E R  3 1 ,  2 0 2 1

(In Millions)

Investment Income Earned
U.S. Government bonds	$22
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	2,484
Bonds of affiliates	11
Preferred stocks (unaffiliated)
Preferred stocks of affiliates
Common stocks (unaffiliated)	1
Common stocks of affiliates	47
Mortgage loans	753
Real estate	41
Contract loans	342
Cash, cash equivalents and short-term investments	3
Derivative instruments	(732)
Other invested assets	504
Aggregate write-ins for investment income	12
Gross Investment Income	$3,488

Real Estate Owned - Book Value Less Encumbrances	$149

Mortgage Loans - Book Value:
Farm mortgages	$933
Residential mortgages	239
Commercial mortgages	14,644
Mezzanine	107
Total Mortgage Loans	$15,923

Mortgage Loans By Standing - Book Value:
Good standing	$15,903
Good standing with restructured terms	$20
Interest overdue more than 90 days, not in foreclosure
Foreclosure in process

Other Long-Term Assets - Carrying Value	$5,425
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Carrying Value:
Bonds	$140
Preferred stocks
Common stocks	$1,019

Bonds and Short-Term Investments by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$2,411
Over 1 year through 5 years	20,141
Over 5 years through 10 years	24,085
Over 10 years through 20 years	8,694
Over 20 years	12,216
No maturity date
Total by Maturity	$67,547

Bonds by NAIC Designation - Statement Value:
NAIC 1	$26,160
NAIC 2	36,854
NAIC 3	3,504
NAIC 4	774
NAIC 5	118
NAIC 6	137
Total by NAIC Designation	$67,547

Total Bonds Publicly Traded	$34,422
Total Bonds Privately Traded	$33,125
Preferred Stocks - Statement Value	$2
Common Stocks - Unaffiliated - Fair Value	$38
Common Stocks - Affiliated - Fair Value	$127
Common Stocks - Subsidiaries - Statement Value	$892
Short-term Investments - Carrying Value	$160
Options, Caps & Floors Owned - Statement Value	$1,916
Options, Caps & Floors Written and In Force - Statement Value	($7)
Collar, Swap & Forward Agreements Open - Statement Value	($7)
Futures Contracts Open - Current Value	$82
Cash Equivalents	$235
Cash on Deposit	$598

Life Insurance In Force:
Industrial
Ordinary	$556,373
Credit Life
Group Life	$18

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$54

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$14,607
Credit Life

Supplementary Contracts In Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$20
Income Payable	$1
Ordinary - Involving Life Contingencies
Income Payable
Group - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Group - Involving Life Contingencies
Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$1,068
Deferred - Fully Paid Account Balance	$23,856
Deferred - Not Fully Paid - Account Balance	$85

Group
Amount of Income Payable	$802
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Other	$2
Group
Credit

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,153
Dividend Accumulations - Account Balance	$25

Claim Payments 2021:
Group Accident and Health - Year Ended December 31, 2021
2021
2020
2019
2018
2017
Prior

Other Accident and Health
2021	$3
2020
2019
2018
2017
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves
2021
2020
2019
2018
2017
Prior

Pacific Life Insurance Company

S U P P L E M E N T A L  S U M M A R Y  I N V E S T M E N T  S C H E D U L E

D E C E M B E R  3 1 ,  2 0 2 1

($ In Millions)

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
				Securities
				Lending
				Reinvested
				Collateral
	Amount	Percentage	Amount	Amount	Total	Percentage
Long-term bonds:
U.S. Governments	$1,661	1.593%	$1,661		$1,661	1.599%
All other governments	659	0.632%	659		659	0.634%
U.S. states, territories and possessions, etc. guaranteed	86	0.083%	86		86	0.083%
U.S. political subdivisions of states, territories, and possessions, guaranteed	172	0.165%	172		172	0.165%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,935	1.856%	1,935		1,935	1.863%
Industrial and miscellaneous	61,264	58.755%	61,264		61,264	58.979%
Hybrid securities	40	0.038%	40		40	0.039%
Parent, subsidiaries and affiliates	140	0.134%	140		140	0.135%
Unaffiliated bank loans	1,389	1.332%	1,389		1,389	1.338%
Total long-term bonds	67,346	64.588%	67,346	—	67,346	64.835%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	2	0.001%	2		2	0.001%
Total preferred stocks	2	0.001%	2	—	2	0.001%

Common stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	16	0.015%	16		16	0.015%
Industrial and miscellaneous other (unaffiliated)	22	0.021%	22		22	0.021%
Parent, subsidiaries and affiliates publicly traded	127	0.122%	127		127	0.122%
Parent, subsidiaries and affiliates other	892	0.856%	530		530	0.511%
Total common stocks	1,057	1.014%	695	—	695	0.669%

(Continued)

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
				Securities
				Lending
				Reinvested
				Collateral
	Amount	Percentage	Amount	Amount	Total	Percentage
Mortgage loans:
Farm mortgages	$933	0.895%	$933		$933	0.898%
Residential mortgages	239	0.229%	239		239	0.230%
Commercial mortgages	14,644	14.044%	14,644		14,644	14.098%
Mezzanine real estate loans	107	0.103%	107		107	0.103%
Total mortgage loans	15,923	15.271%	15,923	—	15,923	15.329%

Real estate:
Properties occupied by company	136	0.131%	136		136	0.131%
Properties held for production of income	13	0.012%	13		13	0.012%
Total real estate	149	0.143%	149	—	149	0.143%

Cash, cash equivalents, and short-term investments:
Cash	598	0.573%	598	$18	616	0.593%
Cash equivalents	235	0.225%	235	3,309	3,544	3.411%
Short-term investments	160	0.154%	160		160	0.154%
Total cash, cash equivalents, and short-term investments	993	0.952%	993	3,327	4,320	4.158%

Contract loans	7,490	7.184%	7,489		7,489	7.210%
Derivatives	2,206	2.115%	2,206		2,206	2.123%
Receivables for securities	29	0.028%	29		29	0.028%
Securities lending	3,327	3.190%	3,327
Other invested assets	5,748	5.514%	5,714		5,714	5.504%
Total invested assets	$104,270	100.000%	$103,873	$3,327	$103,873	100.000%

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  I N V E S T M E N T  R I S K  I N T E R R O G A T O R I E S

D E C E M B E R  3 1 ,  2 0 2 1

The Company’s total admitted assets, excluding separate accounts, as reported in the Statements of Admitted Assets, Liabilities and Capital and Surplus (Total Admitted Assets) was $107.6 billion as of December 31, 2021.

1.           The 10 largest exposures to a single issuer/borrower/investment as of December 31, 2021, are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Commercial loan (Mortgage Loan)	$564	0.5%
Commercial loan (Mortgage Loan)	558	0.5%
Commercial loan (Mortgage Loan)	549	0.5%
Pacific Life & Annuity Company (Common Stock) (Subsidiary)	530	0.5%
Commercial loan (Mortgage Loan)	450	0.4%
Commercial loan (Mortgage Loan)	440	0.4%
Commercial loan (Mortgage Loan)	434	0.4%
Commercial loan (Mortgage Loan)	404	0.4%
Commercial loan (Mortgage Loan)	375	0.3%
Bank of America Corporation (Bond)	364	0.3%

2.           The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation as of December 31, 2021, are as follows:

		Percentage			Percentage
		of Total			of Total
	(In Millions)	Admitted Assets		(In Millions)	Admitted Assets
Bonds:			Preferred Stock:
NAIC 1	$26,160	24.3%	P/RP 1
NAIC 2	36,854	34.2%	P/RP 2	$1	0.0%
NAIC 3	3,504	3.3%	P/RP 3
NAIC 4	774	0.7%	P/RP 4
NAIC 5	118	0.1%	P/RP 5
NAIC 6	137	0.1%	P/RP 6	1	0.0%

3.             Assets held in foreign investments as of December 31, 2021, totaled $15,932 million, which represents 14.8% of Total Admitted Assets.

a.           The aggregate foreign investment exposure, categorized by NAIC sovereign designation as of December 31, 2021, is as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1	$14,218	13.2%
Countries designated NAIC 2	1,190	1.1%
Countries designated NAIC 3 or below	524	0.5%

b.          The largest foreign investment exposures in a single country, categorized by the country’s NAIC sovereign designation as of December 31, 2021, are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1
Country: United Kingdom (Great Britain)	$3,523	3.3%
Country: Australia	1,726	1.6%
Countries designated NAIC 2
Country: Mexico	362	0.3%
Country: Peru	234	0.2%
Countries designated NAIC 3 or below
Country: Columbia	138	0.1%
Country: Brazil	82	0.1%

c.           The aggregate unhedged foreign currency exposure as of December 31, 2021, totaled $166 million, which represents 0.2% of Total Admitted Assets.

d.            The aggregate unhedged foreign currency exposure categorized by country’s NAIC sovereign designation as of December 31, 2021 is as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1	$166	0.2%

e.           The largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation as of December 31, 2021 are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1
Country: Switzerland	$61	0.1%
Country: United Kingdom (Great Britain)	44	0.0%

f.               The 10 largest non-sovereign (i.e., non-governmental) foreign issues as of December 31, 2021 are as follows:

			Percentage
			of Total
NAIC Designation	Issuer	(In Millions)	Admitted Assets
1.D FE/1.G FE/2.A FE/2.C FE, Bond	BNP Paribas	$281	0.3%
2.A FE/2.B FE, Bond	Anheuser-Busch Companies Inc	240	0.2%
1.E FE/2.A FE/2.B FE, Bond	Groupe BPCE	194	0.2%
1.F FE/2.B FE/3.A FE, Bond	Barclays Bank PLC	170	0.2%
1.D FE/1.G FE/2.A FE, Bond	Credit Agricole SA/London	165	0.2%
1.D FE/1.G FE/2.A FE, Bond	UBS A.G.	154	0.1%
1.E FE/1.G FE/2.A FE, Bond	Sumitomo Mitsui Banking	148	0.1%
2.B FE/2.C FE, Bond	Societe Generale	145	0.1%
1.F FE/1.G FE/2.A FE/2.B FE, Bond	Mizuho Financial Group Inc	133	0.1%
1.F FE/1.F FE/2.A FE/2.B FE/3.A FE, Bond	Credit Suisse Group	119	0.1%

4.             The aggregate amount and percentage of Total Admitted Assets held in Canadian investments and unhedged Canadian currency exposure are less than 2.5% of Total Admitted Assets as of December 31, 2021.

5.             The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets as of December 31, 2021.

6.             The amounts and percentages of Total Admitted Assets held in the largest 10 equity interests as of December 31, 2021 are as follows:

		Percentage
		of Total
Issuer	(In Millions)	Admitted Assets
Pacific Asset Holding LLC	$1,971	1.8%
Pacific Life & Annuity Company	530	0.5%
Pacific Private Equity Opportunities Fund III, L.P.	311	0.3%
Pacific Private Equity Opportunities Fund IV, L.P.	171	0.2%
Pacific Co-Invest Opportunities Fund I L.P.	152	0.1%
Pacific Private Equity Opportunities Fund II, L.P.	122	0.1%
Pacific Private Credit Fund IV. L.P.	121	0.1%
Pacific Private Credit Fund I, L.P.	119	0.1%
Pacific Private Credit Fund III, L.P.	111	0.1%
Pacific Private Credit Fund II, L.P.	77	0.1%

7.             Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets as of December 31, 2021.

a.   Ten largest fund managers as of December 31, 2021 are as follows:

	Total
	Invested	Diversified
Fund Manager	(In Millions)
Strategic Partners	$121	$121
Stepstone Group	59	59
Montana Capital Partners AG	50	50
Industry Ventures	50	50
Ardian	49	49
Glendower Capital LLP	40	40
Coller International Partners	40	40
Catalyst Investors	34	34
Rocket Internet Capital Partners LUX	32	32
Estancia Capital Partners	30	30

8.             Assets held in general partnership interests are less than 2.5% of Total Admitted Assets as of December 31, 2021.

9.             The amounts and percentages of Total Admitted Assets held in mortgage loans as of December 31, 2021 are as follows:

a.   The 10 largest aggregate mortgage interests sharing the same property or group of properties as of December 31, 2021 are as follows:

		Percentage
		of Total
Type (Residential, Commercial, Agricultural)	(In Millions)	Admitted Assets
Commercial loan	$450	0.4%
Commercial loan	434	0.4%
Commercial loan	404	0.4%
Commercial loan	375	0.3%
Commercial loan	332	0.3%
Commercial loan	332	0.3%
Commercial loan	310	0.3%
Commercial loan	290	0.3%
Commercial loan	284	0.3%
Commercial loan	250	0.2%

10.      The amounts and percentages of Total Admitted Assets held in the following categories of mortgage loans as of December 31, 2021 are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Construction loans	$3,709	3.4%
Restructured mortgage loans	20	0.0%

11.      The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2021 are as follows:

		Percentage		Percentage		Percentage
		of Total		of Total		of Total
	(In Millions)	Admitted Assets	(In Millions)	Admitted Assets	(In Millions)	Admitted Assets
	Residential:		Commercial:		Agricultural:
Above 95%			$20	0.0%
91% to 95%
81% to 90%
71% to 80%			229	0.2%	$1	0.0%
Below 70%	$239	0.2%	14,502	13.5%	932	0.9%

12.      Assets held in real estate are less than 2.5% of Total Admitted Assets as of December 31, 2021.

13.      Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets as of December 31, 2021.

14.      The amounts and percentages of Total Admitted Assets subject to the following types of agreements as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Securities lending agreements	$3,327	3.1%	$2,641	$2,870	$3,515

15.      The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2021, are as follows ($ In Millions):

		Percentage		Percentage
	December 31,	of Total	December 31,	of Total
	2021	Admitted Assets	2021	Admitted Assets
	Owned:		Written:
Hedging	$1,916	1.8%	($7)	0.0%

16.      The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$201	0.2%	$120	$124	$152

17.      The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts as of December 31, 2021 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2021	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$82	0.1%	$53	$62	$73

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  R E I N S U R A N C E  D I S C L O S U R E S

D E C E M B E R  3 1 ,  2 0 2 1

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.           The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791.

2.           The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk.

3.           The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.             Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.            Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.             The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.           The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R.

5.           The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2021 and are accounted for the contract as reinsurance under SAP and as a deposit under GAAP.

6.             The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2021 and accounted for the contract as reinsurance under GAAP and as a deposit under SAP.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C: OTHER INFORMATION (MVP VUL 11 LTP)

Item 30. Exhibits

(1)	Board of Directors Resolution

(a)

Resolution of the Board of Directors of the Depositor dated November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993. Filed as part of the Registration Statement on Form N-6 on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256904000869/a01082exv99w1xay.htm

(b)

Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws. Filed as part of the Registration Statement on Form N-6 on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256904000869/a01082exv99w1xby.htm

(2)	Custodial Agreements

Inapplicable
(3)	Underwriting Agreemetns

(a)

Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD); Filed as part of the Registration Statement on Form N-6 on May 27, 2011, File No. 333-172851, Accession Number 0000950123-11-054590. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012311054590/a58731a1exv99wx3yxay.htm

(b)

Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers; Filed as part of the Registration Statement on Form N-6 on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256904000869/a01082exv99w3xby.htm

(c)

Distribution Agreement Between Pacific Select Distributors, Inc. and T. Rowe Price Investment Services, Inc.; Filed as part of the Registration Statement on Form N-6 on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000254/a05877a1exv99wx3yxcy.htm

(1)

First Amendment to the Distribution Agreement; Filed as part of the Registration Statement on Form N-6 on April 16, 2020, File No. 333-231310, Accession Number 0001104659-20-047481, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465920047481/a20-9363_1ex99d3c1.htm

(d)

Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company and Pacific Select Distributors, LLC (PSD) (Amended and Restated); Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001104659-17-024489 filed April 19, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465917024489/a16-17345_1ex99d3d.htm

(4)	Contracts

(a)

Flexible Premium Variable Life Insurance Policy (form ICC19 P19VUL); Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d4a.htm

(1)

Specifications page (form ICC19 S19MVL); Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d4a1.htm

(b)

Conversion Rider (form ICC13 R13CON); Filed as part of the Registration Statement on Form N-6 on February 7, 2014, File No. 333-153022, Accession Number 0001193125-14-040507. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312514040507/d655724dex994o.htm

(c)

Flexible Duration No-Lapse Guarantee Rider (form ICC17 R17FNL); Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d4c.htm

(1)

Specifications pages (form ICC18 S18FNL); Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d4c1.htm

(d)

1 Year Indexed Account (form ICC19 I191NDX); Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d4d.htm

(e)

1 Year Indexed Account 3 (form ICC19 I191NDX3); Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d4e.htm

(f)

1 Year Indexed Account 4 (form ICC19 I191NDX4); Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d4f.htm

(g)

Annual Renewable Term Rider - Additional Insured (form ICC17 R17RTA); Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d4g.htm

(1)

Specifications pages (form ICC17 S17RTA); Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d4g1.htm

(h)

Annual Renewable Term Rider (form ICC17 R17ART); Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d4h.htm

(1)

Specifications pages (form ICC17 S17ART); Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d4h1.htm

(i)

Accelerated Death Benefit Rider for Chronic Illness (form ICC12 R12CIC) (Premier Living Benefits Rider); Filed as part of the Registration Statement on Form N-6 on October 19, 2012, File No. 333-152224, Accession Number 0000950123-12-012563. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312012563/a30132aexv99wx4yxxy.htm

(j)

Accelerated Death Benefit Rider for Chronic and Terminal Illness (form ICC18 R18ADB) (Premier Living Benefits Rider 2); Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d4j.htm

(1)

Specifications pages (form ICC18 S18ADB); Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d4j1.htm

(k)

Short-term No-Lapse Guarantee Rider (form ICC12 R12SNL); Filed as part of the Registration Statement on Form N-6 on October 19, 2012, File No. 333-152224, Accession Number 0000950123-12-012563. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312012563/a30132aexv99wx4yxaay.htm

(l)

Accelerated Death Benefit Rider for Terminal Illness (form ICC12 R12TIC) (Terminal Illness Rider); Filed as part of the Registration Statement on Form N-6 on October 19, 2012, File No. 333-152224, Accession Number 0000950123-12-012563. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312012563/a30132aexv99wx4yxddy.htm

(m)

Scheduled Annual Renewable Term Rider (form ICC15 R15SRT); Filed as part of the Registration Statement on Form N-6 on February 24, 2015, File No. 333-202248, Accession Number 0001193125-15-059457. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515059457/d877621dex994c.htm

(1)

Specifications pages (form ICC17 S17SRT); Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d4m1.htm

(n)

Overloan Protection 3 Rider (form ICC15 R15OLP); Filed as part of the Registration Statement on Form N-6 on February 24, 2015, File No. 333-202248, Accession Number 0001193125-15-059457. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515059457/d877621dex994d.htm

(1)

Specifications pages (form ICC15 R15OLP SP); Filed as part of the Registration Statement on Form N-6 on July 18, 2015, File No. 333-150092, Accession No. 0001193125-15-2268877 filed June 18, 2015. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515226877/d942814dex994ff1.htm

(o)

Benefit Distribution Rider (form R15BDR); Filed as part of the Registration Statement on Form N-6 on February 24, 2015, File No. 333-202248, Accession Number 0001193125-15-059457. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515059457/d877621dex994e.htm

(p)

Accelerated Death Benefit Rider for Long-Term Care (form ICC16 R16LTC) (Premier LTC Rider); Filed as part of the Registration Statement on Form N-6 on July 11, 2016, File No. 333-152224, Accession Number 0001193125-16-645260. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312516645260/d210994dex994ll.htm

(1)

Specifications pages (form ICC16 R16LTCV SP); Filed as part of the Registration Statement on Form N-6 on July 11, 2016, File No. 333-152224, Accession Number 0001193125-16-645260. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312516645260/d210994dex994ll1.htm

(5)	Applications

Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire; Included in Registrant’s Form N-6, File No. 333-231311, Accession No. 0001104659-19-052196, filed on October 1, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919052196/a19-18830_1ex99d5.htm

(6)	Depositor’s Certificate of Incorporation and By-Laws

(a)

Bylaws of Pacific Life Insurance Company; Filed as part of Registration Statement on Form N-6 on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256904000869/a01082exv99w6xby.htm

(b)

Articles of Incorporation of Pacific Life Insurance Company; Filed as part of the Registration Statement on Form N-6 on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256904000869/a01082exv99w6xay.htm

(c)

Restated Articles of Incorporation of Pacific Life Insurance Company; Filed as part of the Registration Statement on Form N-6 on December 6, 2005, File No. 333-118913, Accession Number 0000892569-05-001150. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905001150/a14958exv99wx6yxcy.htm

(d)

Bylaws of Pacific Life Insurance Company As Amended Effective September 1, 2005; Filed as part of the Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 on December 6, 2005, File No. 333-118913, Accession Number 0000892569-05-001150. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905001150/a14958exv99wx6yxdy.htm

(7)	Reinsurance Contracts

(a)

Reinsurance Agreement with RGA Reinsurance Company Effective December 1, 2008; Filed as part of the Registration Statement on Form N-6 on December 13, 2019, File No. 333-231311, Accession Number 0001104659-19-072409. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072409/a19-25066_1ex99d7a.htm

(1)

Amendments 1 and 2 to Reinsurance Agreement Filed as part of the Registration Statement on Form N-6 on December 13, 2019, File No. 333-231311, Accession Number 0001104659-19-072409. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072409/a19-25066_1ex99d7a1.htm

(2)

Amendment 3 to Reinsurance Agreement (portions of this amendment have been omitted) Filed as part of the Registration Statement on Form N-6 on December 13, 2019, File No. 333-231311, Accession Number 0001104659-19-072409. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072409/a19-25066_1ex99d7a2.htm

(3)

Amendments 4 through 17 to Reinsurance Agreement Filed as part of the Registration Statement on Form N-6 on December 13, 2019, File No. 333-231311, Accession Number 0001104659-19-072409. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072409/a19-25066_1ex99d7a3.htm

(b)

Reinsurance Agreement with Swiss Re Life & Health America Inc. Effective December 1, 2008; Filed as part of the Registration Statement on Form N-6 on December 13, 2019, File No. 333-231311, Accession Number 0001104659-19-072409. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072409/a19-25066_1ex99d7b.htm

(1)

Amendments 1 through 3 to Reinsurance Agreement Filed as part of the Registration Statement on Form N-6 on December 13, 2019, File No. 333-231311, Accession Number 0001104659-19-072409. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072409/a19-25066_1ex99d7b1.htm

(2)

Amendment 4 to Reinsurance Agreement (portions of this amendment have been omitted) Filed as part of the Registration Statement on Form N-6 on December 13, 2019, File No. 333-231311, Accession Number 0001104659-19-072409. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072409/a19-25066_1ex99d7b2.htm

(3)

Amendments 5 through 17 to Reinsurance Agreement Filed as part of the Registration Statement on Form N-6 on December 13, 2019, File No. 333-231311, Accession Number 0001104659-19-072409. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072409/a19-25066_1ex99d7b3.htm

(c)

Reinsurance Agreement with Munich American Reassurance Company Effective December 1, 2008; Filed as part of the Registration Statement on Form N-6 on December 13, 2019, File No. 333-231311, Accession Number 0001104659-19-072409. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072409/a19-25066_1ex99d7c.htm

(1)

Amendments 1 through 16 to Reinsurance Agreement Filed as part of the Registration Statement on Form N-6 on December 13, 2019, File No. 333-231311, Accession Number 0001104659-19-072409. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072409/a19-25066_1ex99d7c1.htm

(d)

Reinsurance Agreement with SCOR Global Life USA Reinsurance Company (formerly Generali USA Life Reassurance Company) Effective December 1, 2008; Filed as part of the Registration Statement on Form N-6 on December 13, 2019, File No. 333-231311, Accession Number 0001104659-19-072409. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072409/a19-25066_1ex99d7d.htm

(1)

Amendments 1 and 2 to Reinsurance Agreement Filed as part of the Registration Statement on Form N-6 on December 13, 2019, File No. 333-231311, Accession Number 0001104659-19-072409. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072409/a19-25066_1ex99d7d1.htm

(2)

Amendment 3 to Reinsurance Agreement (portions of this amendment have been omitted) Filed as part of the Registration Statement on Form N-6 on December 13, 2019, File No. 333-231311, Accession Number 0001104659-19-072409. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072409/a19-25066_1ex99d7d2.htm

(3)

Amendments 4 through 16 to Reinsurance Agreement Filed as part of the Registration Statement on Form N-6 on December 13, 2019, File No. 333-231311, Accession Number 0001104659-19-072409. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919072409/a19-25066_1ex99d7d3.htm

(8)	Participation Agreements

(a)

Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund; Filed as part of the Registration Statement on Form N-6 on September 10, 2004, File No. 333-118913, Accession Number 0000892569-04-000869. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256904000869/a01082exv99w8xay.htm

(b)

Participation Agreement with Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III; Filed as part of the Registration Statement on Form N-6 on February 10, 2005, File No. 333-118913, Accession Number 0000892569-05-000054. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000054/a05030exv99wx8yxby.htm

(c)

Service Contract with Fidelity Distributors Corporation; Filed as part of the Registration Statement on Form N-6 on February 10, 2005, File No. 333-118913, Accession Number 0000892569-05-000054. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000054/a05030exv99wx8yxcy.htm

(d)

Participation Agreement with Blackrock Variable Series Fund, Inc. (formerly called Merrill Lynch Variable Series Fund, Inc.); Filed as part of the Registration Statement on Form N-6 on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000254/a05877a1exv99wx8yxmy.htm

(1)

First Amendment to Participation Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on October 15, 2013, File No. 333-60833, Accession Number 0001193125-13-399328. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312513399328/d608974dex998f1.htm

(2)

Second Amendment to Participation Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on October 15, 2013, File No. 333-60833, Accession Number 0001193125-13-399328. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312513399328/d608974dex998f2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-60833, Accession No. 0000950123-10-035855, filed on April 19, 2010, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000095012310035855/a52634exv99w8xiyx1y.htm

(4)

Fourth Amendment to Participation Agreement; Filed as part of Registration Statement on Form N-4 via EDGAR on October 15, 2013, File No. 333-60833, Accession Number 0001193125-13-399328. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312513399328/d608974dex998f4.htm

(5)

Fifth Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998e5.htm

(6)

Sixth Amendment to Participation Agreement; Filed as part of Registration Statement on Form N-6 on April 18, 2019, File No. 333-61135, Accession No. 0001104659-19-022304, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919022304/a19-6073_1ex99d8m6.htm

(e)

Administrative Services Agreement with Blackrock Distributors, Inc. (formerly called FAM Distributors, Inc.); Filed as part of the Registration Statement on Form N-6 on February 10, 2005, File No. 333-118913, Accession Number 0000892569-05-000054. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000054/a05030exv99wx8yxey.htm

(1)

First Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-236927, Accession No. 0001104659-20-029802, filed on March 6, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000110465920029802/a20-11372_1ex99d8e1.htm

(2)

Second Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998h2.htm

(3)

Third Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998h3.htm

(4)

Fourth Amendment to Administrative Services Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001193125-15-132721 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132721/d831767dex998e4.htm

(f)

Participation Agreement with T. Rowe Price Equity Series, Inc.; Filed as part of the Registration Statement on Form N-6 on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000254/a05877a1exv99wx8yxoy.htm

(1)

First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312513240969/d537621dex998f1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-231311 Accession No. 0001104659-19-042837 filed on July 31, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919042837/a19-13239_1ex99d8f2.htm

(g)

Administrative Services Agreement with T. Rowe Price Associates, Inc.; Filed as part of the Registration Statement on Form N-6 on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000254/a05877a1exv99wx8yxpy.htm

(1)

First Amendment to Services Agreement; Included in Registrant’s Form N-6, File No. 333-231311 Accession No. 0001104659-19-042837 filed on July 31, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919042837/a19-13239_1ex99d8g1.htm

(2)

Second Amendment to Services Agreement; Filed as part of the Registration Statement on Form N-6 on April 16, 2020, File No. 333-231310, Accession Number 0001104659-20-047481, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465920047481/a20-9363_1ex99d8g2.htm

(h)

Participation Agreement with Van Eck Worldwide Insurance Trust; Filed as part of the Registration Statement on Form N-6 on April 19, 2005, File No. 033-21754, Accession Number 0000892569-05-000254. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000254/a05877a1exv99wx8yxqy.htm

(i)

Service Agreement with Van Eck Securities Corporation; Filed as part of the Registration Statement on Form N-6 on February 10, 2005, File No. 333-118913, Accession Number 0000892569-05-000054. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256905000054/a05030exv99wx8yxiy.htm

(j)

Participation Agreement with Janus Aspen Series; Filed as part of the Registration Statement on Form N-6 on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxky.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-12-502964 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998dd1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001193125-15-132721 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132721/d831767dex998k2.htm

(3)

Third Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d8j3.htm

(k)

Administrative Services Agreement with Janus Distributors LLC; Filed as part of the Registration Statement on Form N-6 on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxmy.htm

(1)

First Amendment to Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d8k1.htm

(l)

Participation Agreement with Lazard Retirement Series, Inc.; Filed as part of the Registration Statement on Form N-6 on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxny.htm

(1)

First Amendment to Fund Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 14, 2014, File No. 333-150092, Accession Number 0001193125-14-142437. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312514142437/d655641dex998n1.htm

(m)

Servicing Agreement with Lazard Asset Management Securities LLC; Filed as part of the Registration Statement on Form N-6 on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxoy.htm

(1)

First Amendment to Servicing Agreement; Filed as part of the Registration Statement on Form N-6 on April 14, 2014, File No. 333-150092, Accession Number 0001193125-14-142437. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312514142437/d655641dex998o1.htm

(2)

Second Amendment to Servicing Agreement; Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d8m2.htm

(3)

Third Amendment to Servicing Agreement; Filed as part of the Registration Statement on Form N-6 on April 16, 2020, File No. 333-231310, Accession Number 0001104659-20-047481, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465920047481/a20-9363_1ex99d8m3.htm

(n)

Participation Agreement with Legg Mason Partners III; Filed as part of the Registration Statement on Form N-6 on April 16, 2007, File No. 333-118913, Accession Number 0000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxpy.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001193125-15-132721 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132721/d831767dex998p1.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001193125-15-132721 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132721/d831767dex998p2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001104659-17-024489 filed April 19, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465917024489/a16-17345_1ex99d8p3.htm

(4)

Fourth Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d8n4.htm

(5)

Fifth Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 16, 2020, File No. 333-231310, Accession Number 0001104659-20-047481, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465920047481/a20-9363_1ex99d8n5.htm

(o)

Service Agreement with Legg Mason Investor Services, LLC; Filed as part of the Registration Statement on Form N-6 on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxqy.htm

(1)

First Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001193125-15-132721 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132721/d831767dex998q1.htm

(2)

Second Amendment to Service Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001193125-15-132721 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132721/d831767dex998q2.htm

(3)

Third Amendment to Service Agreement; Included in Registration Statement on Form N-6, File No. 333-152224, Accession No. 0001193125-15-304336 filed on August 27, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515304336/d18352dex998q3.htm

(4)

Fourth Amendment to Service Agreement; Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d8o4.htm

(5)

Fifth Amendment to Service Agreement; Filed as part of the Registration Statement on Form N-6 on April 16, 2020, File No. 333-231310, Accession Number 0001104659-20-047481, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465920047481/a20-9363_1ex99d8o5.htm

(p)

Participation Agreement with MFS Variable Insurance Trust; Filed as part of the Registration Statement on Form N-6 on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxry.htm

(1)

First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 21, 2011, File No. 333-152224, Accession Number 0000950123-11-037680. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012311037680/a58488bexv99w8xryx1y.htm

(2)

Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 21, 2011, File No. 333-152224, Accession Number 0000950123-11-037680. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012311037680/a58488bexv99w8xryx2y.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001193125-15-132721 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132721/d831767dex998r3.htm

(q)	(1)

Service Agreement with Massachusetts Financial Services Company; Filed as part of the Registration Statement on Form N-6 on April 16, 2007, File No. 333-118913, Accession Number 000892569-07-000444. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907000444/a23397a1exv99wx8yxsy.htm

(2)

Service Agreement with Massachusetts Financial Services Company; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001193125-15-132721 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132721/d831767dex998s2.htm

(3)

Service Agreement with Massachusetts Financial Services Company; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001104659-17-024489 filed April 19, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465917024489/a16-17345_1ex99d8s3.htm

(r)

Participation Agreement with Franklin Templeton Variable Insurance Products Trust; Filed as part of the Registration Statement on Form N-6 on April 26, 2010, File No. 333-152224, Accession Number 0000950123-10-038296. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012310038296/a53618exv99wx8yxvy.htm

(1)

First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 26, 2010, File No. 333-152224, Accession Number 0000950123-10-038296. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012310038296/a53618exv99wx8yxvyx1y.htm

(2)

Addendum to Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 21, 2011, File No. 333-152224, Accession Number 0000950123-11-037680. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012311037680/a58488bexv99w8xvyx2y.htm

(3)

Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 14, 2014, File No. 333-150092, Accession Number 0001193125-14-142437. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312514142437/d655641dex998v3.htm

(4)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998f4.htm

(5)

Fourth Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001193125-15-132721 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132721/d831767dex998v5.htm

(s)

Administrative Services Agreement with Franklin Templeton Services, LLC; Filed as part of the Registration Statement on Form N-6 on April 26, 2010, File No. 333-152224, Accession Number 0000950123-10-038296. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012310038296/a53618exv99wx8yxwy.htm

(1)

First Amendment to Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 on April 26, 2010, File No. 333-152224, Accession Number 0000950123-10-038296. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012310038296/a53618exv99wx8yxwyx1y.htm

(2)

Second Amendment to Administrative Agreement; Included in Registrant’s Form N-4, File No. 033-88458, Accession No. 0001193125-12-502912 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502912/d437895dex998h2.htm

(3)

Third Amendment to Administrative Agreement; Included in Registrant’s Form N-4, File No. 033-88458, Accession No. 0001193125-12-502912 filed on December 14, 2012 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502912/d437895dex998h3.htm

(4)

Fourth Amendment to Administrative Services Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998i4.htm

(5)

Fifth Amendment to Administrative Services Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001193125-15-132721 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132721/d831767dex998w5.htm

(6)

Sixth Amendment to Administrative Services Agreement; Included in Registrant’s Form N-6, File No. 333-231311 Accession No. 0001104659-19-042837 filed on July 31, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919042837/a19-13239_1ex99d8s6.htm

(t)	(1)

Form of Amendment to Fidelity Distributors Corporation Participation Agreement; Filed as part of the Registration Statement on Form N-6 on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907001219/a34112exv99wx8yxyy.htm

(2)

Form of Second Amendment to Fidelity Distributors Corporation Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 23, 2012, File No. 333-152224, Accession Number 000950123-12-006367. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312006367/a59868bexv99wx8yxxyx2y.htm

(3)

Third Amendment to Fidelity Distributors Corporation Participation Agreement; Included in Registrant’s Form N-6, File No. 333-231311 Accession No. 0001104659-19-042837 filed on July 31, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919042837/a19-13239_1ex99d8t3.htm

(4)

Fourth Amendment to Fidelity Distributors Corporation Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 16, 2020, File No. 333-231310, Accession Number 0001104659-20-047481, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465920047481/a20-9363_1ex99d8t4.htm

(u)

Form of Amendment to Fidelity Investments Institutional Operations Company, Inc. Service Agreement; Filed as part of the Registration Statement on Form N-6 on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907001219/a34112exv99wx8yxzy.htm

(v)

Form of Amendment to Fidelity Distributors Corporation Service Contract; Filed as part of the Registration Statement on Form N-6 on September 28, 2007, File No. 333-118913, Accession Number 0000892569-07-001219. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256907001219/a34112exv99wx8yxaay.htm

(w)

Participation Agreement between Pacific Life Insurance Company, Pacific Life & Annuity and M Fund; Filed as part of the Registration Statement on Form N-6 on July 9, 2008, File No. 333-152224, Accession Number 0000892569-08-000978. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000089256908000978/a40250orexv99w8xaay.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001193125-15-132721 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132721/d831767dex998aa1.htm

(x)

Lord Abbett Series Fund, Inc. Fund Participation Agreement; Filed as part of the Registration Statement on Form N-6 on September 17, 2010, File No. 333-152224, Accession Number 0000950123-10-086785. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012310086785/a57212exv99wx8yxccy.htm

(y)

Lord Abbett Series Fund, Inc. Service Agreement; Filed as part of the Registration Statement on Form N-6 on September 17, 2010, File No. 333-152224, Accession Number 0000950123-10-086785. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012310086785/a57212exv99wx8yxddy.htm

(z)

Lord Abbett Series Fund, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 on September 17, 2010, File No. 333-152224, Accession Number 0000950123-10-086785. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012310086785/a57212exv99wx8yxeey.htm

(aa)

Participation Agreement with PIMCO Variable Insurance Trust; Filed as part of the Registration Statement on Form N-6 on April 21, 2011, File No. 333-152224, Accession Number 0000950123-11-037680. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012311037680/a58488bexv99w8xhhy.htm

(1)

First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 21, 2011, File No. 333-152224, Accession Number 0000950123-11-037680. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012311037680/a58488bexv99w8xhhyx1y.htm

(2)

Second Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 21, 2011, File No. 333-152224, Accession Number 0000950123-11-037680. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012311037680/a58488bexv99w8xhhyx2y.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-231311 Accession No. 0001104659-19-042837 filed on July 31, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919042837/a19-13239_1ex99d8aa3.htm

(bb)

Services Agreement with PIMCO LLC; Filed as part of the Registration Statement on Form N-6 on April 21, 2011, File No. 333-152224, Accession Number 0000950123-11-037680. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012311037680/a58488bexv99w8xiiy.htm

(1)

First Amendment to Services Agreement; Included in Registrant’s Form N-4, File No. 333-168284, Accession No. 0001193125-12-503027 filed on December 14, 2012, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512503027/d438190dex998u1.htm

(2)

Second Amendment to Services Agreement; Included in Registrant’s Form N-4, File No. 333-168284, Accession No. 0001193125-14-147263 filed on April 17, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514147263/d657064dex998u2.htm

(3)

Third Amendment to Services Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001104659-18-025145 filed April 19, 2018, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465918025145/a18-8328_1ex99d8ii3.htm

(4)

Fourth Amendment to Services Agreement ; Included in Registrant’s Form N-6, File No. 333-231311 Accession No. 0001104659-19-042837 filed on July 31, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919042837/a19-13239_1ex99d8bb4.htm

(cc)

Selling Agreement with Allianz Global Investors Distributors LLC; Filed as part of the Registration Statement on Form N-6 on April 21, 2011, File No. 333-152224, Accession Number 0000950123-11-037680. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012311037680/a58488bexv99w8xjjy.htm

(1)

First Amendment to Selling Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001104659-17-024489 filed April 19, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465917024489/a16-17345_1ex99d8jj1.htm

(dd)

Form of American Century Investment Services, Inc. Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 23, 2012, File No. 333-152224, Accession Number 000950123-12-006367. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312006367/a59868bexv99wx8yxkky.htm

(1)

First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d8dd1.htm

(ee)

Form of American Century Investment Services, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 on April 23, 2012, File No. 333-152224, Accession Number 000950123-12-006367. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312006367/a59868bexv99wx8yxlly.htm

(1)

First Amendment to Administrative Services Agreement; Filed as part of the Registration Statement on Form N-4 on December 14, 2012, File No. 333-136597, Accession Number 0001193125-12-502964, and incorporated by reference her. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312512502964/d438041dex998cc1.htm

(2)

Second Amendment to Administrative Services Agreement; Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d8ee2.htm

(ff)

Form of AIM Variable Insurance Funds Participation Agreement; Filed as part of the Registration Statement on Form N-4 on December 4, 2008, File No. 333-136597, Accession Number 0000892569-08-001559. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908001559/a50106exv99w8xjy.htm

(1)

First Amendment to Participation Agreement; Filed as part of the Registration Statement on Form N-6 on April 23, 2012, File No. 333-152224, Accession Number 000950123-12-006367. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012312006367/a59868bexv99wx8yxmmyx1y.htm

(gg)

Form of Invesco Aim Distributors, Inc. Distribution Services Agreement; Filed as part of the Registration Statement on Form N-4 on December 4, 2008, File No. 333-136597, Accession Number 0000892569-08-001559. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908001559/a50106exv99w8xky.htm

(1)

First Amendment to Distribution Services Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001104659-17-024489 filed April 19, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465917024489/a16-17345_1ex99d8nn1.htm

(hh)

Form of Invesco Aim Advisors, Inc. Administrative Services Agreement; Filed as part of the Registration Statement on Form N-4 on December 4, 2008, File No. 333-136597, Accession Number 0000892569-08-001559. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000089256908001559/a50106exv99w8xly.htm

(ii)

Participation Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 on April 15, 2013, File No. 333-152224, Accession Number 0000950123-13-002257. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012313002257/a30166bexv99w8xssy.htm

(1)

First Amendment to Participation Agreement; Included in Registration Statement on Form N-6, File No. 333-152224, Accession No. 0001193125-15-304336 filed on August 27, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515304336/d18352dex998ss1.htm

(jj)

Administrative Services Agreement with Neuberger Berman; Filed as part of the Registration Statement on Form N-6 on April 15, 2013, File No. 333-152224, Accession Number 0000950123-13-002257. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000095012313002257/a30166bexv99w8xtty.htm

(kk)

Participation Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312513240969/d537621dex998uu.htm

(1)

First Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001193125-15-132721 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312513240969/d537621dex998uu.htm

(2)

Second Amendment to Participation Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-15-346508 filed October 19, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346508/d62081dex998aaa2.htm

(3)

Third Amendment to Participation Agreement; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001104659-17-024489 filed April 19, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465917024489/a16-17345_1ex99d8uu3.htm

(ll)

Revenue Sharing Agreement with Oppenheimer; Filed as part of the Registration Statement on Form N-6 via EDGAR on May 30, 2013, File No. 333-152224, Accession Number 0001193125-13-240969. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312513240969/d537621dex998vv.htm

(mm)

Exhibit B to the Pacific Select Fund Participation Agreement; Included in Registrant’s Form N-4, File No. 333-160772, Accession No. 0001193125-14-310473 filed August 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514310473/d767546dex998qq.htm

(nn)

Distribution and Marketing Support Agreement (Amended and Restated) with BlackRock Variable Series Fund, LLC.; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001193125-15-132721 filed April 16, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515132721/d831767dex998xx.htm

(oo)

Distribution and Administrative Services Agreement (Amended and Restated) with Neuberger Berman; Included in Registration Statement on Form N-6, File No. 333-152224, Accession No. 0001193125-15-304336 filed on August 27, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000119312515304336/d18352dex998zz.htm

(pp)

Revenue Sharing Agreement with Oppenheimer (Amended and Restated); Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-15-346508 filed October 19, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346508/d62081dex998bbb.htm

(qq)

Fund Participation and Service Agreement with American Funds; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-13-399333 filed on October 15, 2013, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312513399333/d608998dex998mm.htm

(1)

First Amendment to Fund Participation and Service Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-14-143850 filed on April 15, 2014, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312514143850/d655763dex998mm1.htm

(2)

Second Amendment to Fund Participation and Service Agreement.; included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-15-128820 filed on April 14, 2015 and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515128820/d831895dex998mm2.htm

(3)

Third Amendment to Fund Participation and Service Agreement; Included in Registrant’s Form N-4, File No. 333-136597, Accession No. 0001193125-15-346508 filed October 19, 2015, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/935823/000119312515346508/d62081dex998mm3.htm

(4)

Fourth Amendment to Fund Participation and Service Agreement; Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d8qq4.htm

(rr)

Distribution Sub-Agreement with BlackRock Variable Series Funds, Inc.; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001104659-17-024489 filed April 19, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465917024489/a16-17345_1ex99d8ccc.htm

(ss)

Administrative Services Agreement with Invesco Advisers, Inc.; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001104659-17-024489 filed April 19, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465917024489/a16-17345_1ex99d8ddd.htm

(tt)

Financial Support Agreement with Invesco Distributors, Inc.; Included in Registrant’s Form N-6, File No. 333-152224, Accession No. 0001104659-17-024489 filed April 19, 2017, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465917024489/a16-17345_1ex99d8eee.htm

(uu)

Selling Agreement with PIMCO (for Administrative Class); Included as part of the Registration Statement on Form N-6, File No. 333-61135, filed on April 18, 2019, Accession No. 0001104659-19-022304, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919022304/a19-6073_1ex99d8ppp.htm

(vv)

Services Agreement with PIMCO (for Admin Class Shares); Included as part of the Registration Statement on Form N-6, File No. 333-61135, filed on April 18, 2019, Accession No. 0001104659-19-022304, and incorporated by reference here. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919022304/a19-6073_1ex99d8qqq.htm

(ww)

Participation Agreement with DFA Investment Dimensions Group Inc; Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d8ww.htm

(xx)

Business Agreement with American Funds; Included in Registrant’s Form N-6, File No. 333-231311 Accession No. 0001104659-19-042837 filed on July 31, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919042837/a19-13239_1ex99d8xx.htm

(1)

First Amendment to Business Agreement; Included in Registrant’s Form N-6, File No. 333-231311 Accession No. 0001104659-19-042837 filed on July 31, 2019, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919042837/a19-13239_1ex99d8xx1.htm

(yy)

Participation Agreement with Vanguard Variable Insurance Fund; Included in Registrant’s Form N-6, File No. 333-231311 Accession No. 0001104659-20-061462 filed on May 14, 2020, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465920061462/a20-19511_5ex99d8yy.htm

(9)	Administrative Contracts

Inapplicable

(10)	Other Material Contracts

Inapplicable

(11)	Legal Opinion

Opinion and consent of legal officer of Pacific Life as to legality of Policies being registered; Filed as part of the Registration Statement on Form N-6 on May 9, 2019, File No. 333-231311, Accession Number 0001104659-19-028111, and incorporated by reference herein. This exhibit can be found at http://www.sec.gov/Archives/edgar/data/832908/000110465919028111/a19-9297_1ex99d11.htm

(12)	Actuarial Opinion

Inapplicable

(13)	Calculation

Inapplicable

(14)	Other Opinions

Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors;

(15)	Omitted Financial Statements

Inapplicable

(16)	Initial Capital Agreements

Inapplicable

(17)	Redeemability Exemption

Memorandum describing Pacific Life Insurance Company’s issuance, transfer and redemption procedures for the Policies pursuant to Rule 6e-3(T)(b)(12)(iii); Included in Registrant’s Form N-6, File No. 333-231311, Accession No. 0001104659-21-053817 filed April 22, 2021, and incorporated by reference herein. This exhibit can be found at

https://www.sec.gov/Archives/edgar/data/832908/000110465921053817/a21-3017_1ex99d17.htm

(18)	Power of Attorney;

(16)	Form of Initial Summary Prospectus

Inapplicable

Item 31. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life
Darryl D. Button	Director, Chairman, President, Chief Executive Officer and Chief Financial Officer
Adrian S. Griggs	Director, Executive Vice President and Chief Operating Officer
Jason Orlandi	Director, Executive Vice President and General Counsel
Dawn M. Behnke	Executive Vice President
Joshua D Scott	Senior Vice President and Chief Accounting Officer
Jane M. Guon	Vice President and Secretary
Craig W. Leslie	Vice President and Treasurer

The address for each of the persons listed above is as follows:

700 Newport Center Drive Newport Beach, California 92660

Item 32. Persons Controlled by or Under Common Control with Pacific Life or Pacific Select Exec Separate Account

The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES LEGAL STRUCTURE

_

	Jurisdiction of Incorporation or Organization	Percentage of Ownership by its Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Life Purchasing LLC	Delaware	100
Pacific Select Distributors, LLC	Delaware	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
PL/KBS Fund Member, LLC	Delaware	100
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	100
GW Member LLC	Delaware	100
GW Apartments LLC	Delaware	90
PL TOR Member LLC	Delaware	100
2803 Riverside Apartment Investors, LLC	Delaware	90
PL Denver Member, LLC	Delaware	100
1776 Curtis, LLC	Delaware	70
PL Timberlake Member, LLC	Delaware	100
80 South Gibson Road Apartment Investors, LLC	Delaware	90
PL Van Buren Member, LLC	Delaware	100
1035 Van Buren Holdings, L.L.C.	Delaware	43
PL Lakemont Member, LLC	Delaware	100
Overlook at Lakemont Venture LLC	Delaware	88
PL Teravista Member, LLC	Delaware	100
700 Main Street LLC	Delaware	100
PL Brier Creek Member, LLC	Delaware	100
Brier Creek Investors JV LLC	Delaware	90
PL One Jefferson Member, LLC	Delaware	100
One Jefferson Venture LLC	Delaware	90
PL Savannah Member, LLC	Delaware	100
PL Redland Member, LLC	Delaware	100
Redland Road Apartment Investors, LLC	Delaware	90
PL Spectrum Member, LLC	Delaware	100
9242 West Russell Road Apartment Investors, LLC	Delaware	90
PL Mortgage Fund, LLC	Delaware	100
PL Andate Member, LLC	Delaware	100
Andante Venture LLC	Delaware	90
PL Beardslee Member, LLC	Delaware	100
Village at Beardslee Investor, LLC	Delaware	90
PL Monterone Member, LLC	Delaware	100
Monterone Apartment Investor, LLC	Delaware	90
PL Reno Member, LLC	Delaware	100
NPLC BV Manager LLC	Delaware	81
PL Wabash Member, LLC	Delaware	100
THC 1333 S. Wabash LLC	Delaware	90
PL Alara Member, LLC	Delaware	100
Greenwood Village Apartment Investors, LLC	Delaware	90
PL Kierland Member, LLC	Delaware	100
T&L Apartment Investor, LLC	Delaware	90
PL Wardman Member, LLC	Delaware	100
Wardman Hotel Owner, L.L.C.	Delaware	100

PL Peoria Member, LLC	Delaware	100
205 Peoria Street Owner, LLC	Delaware	100
PL Elk Meadows Member, LLC	Delaware	100
Elk Meadows JV LLC	Delaware	60
PL Stonebriar Member, LLC	Delaware	100
Stonebriar Apartment Investor, LLC	Delaware	90
PL Deer Run Member, LLC	Delaware	100
Deer Run JV LLC	Delaware	60
PL Tessera Member, LLC	Delaware	100
Tessera Venture LLC	Delaware	90
PL Vantage Member, LLC	Delaware	100
Vantage Post Oak Apartments, LLC	Delaware	90
PL Fairfax Gateway Member, LLC	Delaware	100
Fairfield Fairfax Gateway LLC	Delaware	90
PL 922 Washington Owner, LLC	Delaware	100
PL Hana Place Member, LLC	Delaware	100
Hana Place JV LLC	Delaware	60
PL LasCo Owner, LLC	Delaware	100
PL Wilshire Member, LLC	Delaware	100
Wilshire Apartment Investors, LLC	Delaware	90
PL Cedarwest Member, LLC	Delaware	100
Cedarwest JV LLC	Delaware	60
PL Tupelo Member, LLC	Delaware	100
Tupelo Alley Apartment Investors, LLC	Delaware	90
PL Aster Member, LLC	Delaware	100
Alston Manor Investors JV LLC	Delaware	90
PL Anthology Member, LLC	Delaware	100
Anthology Venture LLC	Delaware	100
Anthology Owner LLC	Delaware	100
Anthology CEA Owner LLC	Delaware	100
PL Trelago Member, LLC	Delaware	100
Trelago Way Investors JV LLC	Delaware	100
PL 803 Division Street Member, LLC	Delaware	100
Nashville Gulch Venture LLC	Delaware	100
Nashville Gulch Owner LLC	Delaware	100
PL Little Italy Member, LLC	Delaware	100
Little Italy Apartments LLC	Delaware	69.1848
PL Gramax Member, LLC	Delaware	100
ASI Gramax LLC	Delaware	90
PL Walnut Creek Member, LLC	Delaware	100
Del Hombre Walnut Creek Holdings LLC	Delaware	75
PL Dairies Owner, LLC	Delaware	100
PL SFR HD Member, LLC	Delaware	100
SFR JV-HD LP	Delaware	33.33
SFR JV-HD Equity LCC	Delaware	100
SFR JV-HD Property LLC	Delaware	100
PL Adley Member, LLC	Delaware	100
Redwood PL Adley LLC	Delaware	90
DD 6075 Roswell LLC	Georgia	100
PL GAAV Member, LLC	Delaware	100
Greystar Active Adult Venture I, LP	Delaware	45
GS AA Riverwalk HoldCo, LLC	Delaware	100
GS AA Riverwalk Owner, LLC	Delaware	100
GS AA Stapleton HoldCo, LLC	Delaware	100
GS AA Stapleton Owner, LLC	Delaware	100
GS AA San Marcos HoldCo, LLC	Delaware	100
GS AA San Marcos Owner, LLC	Delaware	100
GS AA Vistas HoldCo LLC	Delaware	100
GS AA Vistas Owner LLC	Delaware	100
GS AA Kierland HoldCo LLC	Delaware	100
GS Kierland Owner LLC	Delaware	100
PL Fountain Springs Member, LLC	Delaware	100

Fountain Springs JV LLC	Delaware	80
Fountain Springs LLC	Colorado	100
PL SFR MLS Member, LLC	Delaware	100
SFR JV-2 LP	Delaware	16.13
SFR JV-2 Equity LLC	Delaware	100
SFR JV-2 Property LLC	Delaware	100
PL Hawkins Press Member, LLC	Delaware	100
Hawkins Press Investors JV, LLC	Delaware	85
PL Wilder Member, LLC	Delaware	100
Redwood PL Wilder, LLC	Delaware	90
RPL Wilder, LLC	Delaware	100
PL Allston Yard Member, LLC	Delaware	100
Allston Yards Apartments, LLC	Delaware	80
PL Arkins Member, LLC	Delaware	100
2950 Arkins Owner, LLC	Delaware	90
2950 Arkins Commercial, LLC	Delaware	100
2950 Arkins Residential, LLC	Delaware	100
PL Bromwell Member, LLC	Delaware	100
Bromwell Investors LLC	Delaware	90
Bromwell Owner LLC	Delaware	100
PL Loso Member, LLC	Delaware	100
South & Hollis Investors JV LLC	Delaware	85
KA Loso Investors LLC	Delaware	54.613
KA LOSO Holdings LLC	Delaware	100
PL Tranquility Lake Member, LLC	Delaware	100
Tranquility Lake Apartment Partners, LLC	Delaware	90
Tranquility Lake Apartments, LLC	Delaware	100
PL Milieu Guarantor, LLC	Delaware	100
PL Park Row Member, LLC	Delaware	100
Park Row Apartment Partners, LLC	Delaware	90
Park Row Apartments, LLC	Delaware	100
PL Towerview Member, LLC	Delaware	100
Preston Ridge Holdings JV LLC	Delaware	85
PL DTC Member, LLC	Delaware	100
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Global Asset Management LLC (Formerly known as Pacific Asset Advisors LLC)	Delaware	100
Cadence Capital Management LLC	Delaware	100
Cadence Global Equity GP LLC#	Delaware	100
Pacific Asset Management LLC	Delaware	100
PAM Bank Loan GP LLC#	Delaware	100
PAM CLO Opportunities GP LLC#	Delaware	100
Pacific Global Advisors LLC	Delaware	100
Pacific Private Fund Advisors LLC	Delaware	100
Pacific Co-Invest Credit I GP LLC #	Delaware	100
Pacific Co-Invest Credit II GP LLC #	Delaware	100
Pacific Co-Invest Opportunities I GP LLC #	Delaware	100
Pacific Co-Invest Opportunities II GP LLC #	Delaware	100
Pacific Private Credit II GP LLC #	Delaware	100
Pacific Private Credit III GP LLC #	Delaware	100
Pacific Private Credit IV GP LLC #	Delaware	100
Pacific Private Credit V GP LLC #	Delaware	100
Pacific Private Equity I GP LLC #	Delaware	100
Pacific Private Equity Opportunities II GP LLC #	Delaware	100
Pacific Private Equity Opportunities III GP LLC #	Delaware	100
Pacific Private Equity Opportunities V GP LLC #	Delaware	100
Pacific Private Feeder III GP, LLC #	Delaware	100
Pacific Private Feeder IV GP, LLC #	Delaware	100
Pacific Private Equity Opportunities IV GP LLC #	Delaware	100
PPFA Credit Opportunities I GP LLC #	Delaware	100
CAA-PPFA Equity Opportunities I GP LLC #	Delaware	100
Pacific Life Fund Advisors LLC	Delaware	100

Pacific Life Trade Receivable GP LLC # (Formerly known as PAM Trade Receivable GP LLC)	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Baleine Reinsurance Company	Vermont	100
Pacific Private Equity Incentive Allocation LLC	Delaware	100
Pacific Life Aviation Holdings LLC	Delaware	100
Aviation Capital Group Holdings, Inc.	Delaware	100
Pacific Life & Annuity Services, Inc.	Missouri	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Global Limited (Formerly known as Pacific Life Reinsurance (Barbados) Ltd.)	Bermuda	100
Pacific Life Re International Limited	Bermuda	100
Pacific Life Re (Australia) Pty Limited	Australia	100
Pacific Life Re Holdings Limited	England	100
Pacific Life Re Limited	England	100
Pacific Life Holdings Bermuda Limited	Bermuda	100
Pacific Life Services Bermuda Limited	Bermuda	100
Pacific Life Re Services Singapore Pte. Limited	Singapore	100
Pacific Life Re Services Limited	England	100
UnderwriteMe Limited	England	100
UnderwriteMe Technology Solutions Limited	England	100
UnderwriteMe North America Corp.	Delaware	100
UnderwriteMe Australia Pty Limited	Australia	100
Pacific Life Services Canada Limited	Canada	100

__________________________________

# = Abbreviated structure

Item 33. Indemnification

(a) The Distribution Agreement between Pacific Life Insurance Company, Pacific Life & Annuity Company (collectively referred to as “Pacific Life”) and Pacific Select Distributors, LLC (PSD) provides substantially as follows:

Pacific Life shall indemnify and hold harmless PSD and PSD’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages, and liabilities incurred as the direct or indirect result of: (i) negligent, dishonest, fraudulent, unlawful, or criminal acts, statements, or omissions by Pacific Life or its employees, agents, officers, or directors; (ii) Pacific Life’s breach of this Agreement; (iii) Pacific Life’s failure to comply with any statute, rule, or regulation; (iv) a claim or dispute between Pacific Life and a Broker/Dealer (including its Representatives) and/or a Contract owner. Pacific Life shall not be required to indemnify or hold harmless PSD for expenses, losses, claims, damages, or liabilities that result from PSD’s misfeasance, bad faith, negligence, willful misconduct or wrongful act.

PSD shall indemnify and hold harmless Pacific Life and Pacific Life’s officers, directors, agents, controlling persons, employees, subsidiaries and affiliates for all attorneys’ fees, litigation expenses, costs, losses, claims, judgments, settlements, fines, penalties, damages and liabilities incurred as the direct or indirect result of: (i) PSD’s breach of this Agreement; and/or (ii) PSD’s failure to comply with any statute, rule, or regulation. PSD shall not be required to indemnify or hold harmless Pacific Life for expenses, losses, claims, damages, or liabilities that have resulted from Pacific Life’s willful misfeasance, bad faith, negligence, willful misconduct or wrongful act.

(b) The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, LLC (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker- Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)

PSD also acts as principal underwriter for Pacific Life Insurance Company, on its own behalf and on behalf of its Separate Account I, Separate Account A, Separate Account B, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific COLI Separate Account IV, Pacific COLI Separate Account V, Pacific COLI Separate Account VI, Pacific COLI Separate Account X, Pacific COLI Separate Account XI, Pacific Select Separate Account, and Pacific Life & Annuity Company, on its own behalf and on behalf of its Separate Account A, Pacific Select Exec Separate Account, and Separate Account I.

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.
(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 35. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 36. Management Services

Inapplicable

Item 37. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach, and State of California on the day of April 21, 2022.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

PACIFIC LIFE INSURANCE COMPANY

By:

Darryl D. Button*
Director, Chairman, President, Chief Executive Officer, and Chief Financial Officer

PACIFIC LIFE INSURANCE COMPANY

(Depositor)

By:

Darryl D. Button*
Director, Chairman, President, Chief Executive Officer, and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

		Director, Chairman, President, Chief Executive Officer, and Chief Financial Officer	April 21, 2022
Darryl D. Button*

		Director, Executive Vice President and Chief Operating Officer	April 21, 2022

Adrian S. Griggs*

		Director, Executive Vice President and General Counsel	April 21, 2022

Jason Orlandi*

		Vice President and Secretary	April 21, 2022

Jane M. Guon*

		Executive Vice President	April 21, 2022
Dawn M. Behnke*

		Senior Vice President and Chief Accounting Officer	April 21, 2022

Joshua D Scott*

		Vice President and Treasurer	April 21, 2022

Craig W. Leslie*

*By:	/s/ BRANDON J. CAGE		April 21, 2022

Brandon J. Cage
as attorney-in-fact

(Powers of Attorney are contained in this Registration Statement as Exhibit 18).